                               COMMUNITY SAVINGS
                                   BANK, INC.










                                   APPRAISAL

                                     UPDATE







Date Issued:                                 October 7, 1998

Date of Market Prices:                       October 5, 1998

October 7, 1998


Board of Directors
Community Savings Bankshares, Inc.
660 U.S. Highway 1
North Palm Beach, Florida 33408


Dear Board Members:

This report represents FinPro, Inc.'s ("FinPro") updated independent appraisal of the estimated pro forma market value of the common stock ( the "Common Stock") in connection with the conversion and reorganization of Community Savings, F.A. (the "Bank") from the two-tier mutual holding company structure to the stock holding company structure (the "Conversion"). The Bank is currently a wholly owned subsidiary of Community Savings Bankshares, Inc., a federal corporation (the "Mid-Tier"), which is the wholly owned subsidiary of ComFed, M.H.C. (the "MHC"), both of which will be merged out of existence, and the Bank will become a wholly owned subsidiary of the Company.

This appraisal update is furnished pursuant to market pricing as of October 5, 1998. FinPro's original appraisal report dated August 21, 1998 included the Bank's results for the six month period ended June 30, 1998 and for the year ended December 31, 1997 and market pricing as of August 13, 1998. FinPro's original appraisal report is incorporated herein by reference.

The appraisal is being updated for the following reasons:

     - To obtain pricing that is consistent with that of other second step reorganizations in process.

     - All of the indexes have declined since the original appraisal, ranging in their decrease from -8.03% to -34.87%.

     -    Median second step pricing over the same period has declined by 6.06%.



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Community Savings Bankshares, Inc., Appraisal update                      Page 1

     - Recent second step subscriptions have been lackluster indicating a lack of interest in second steps and the last second step to solicit, Pulaski Bank, FSB ("PULB"), has had to resolicit and drop the appraisal range.

     - The original appraisal multiples are high relative to other current offerings in the market.

     - All ten comparables have declined in price, with a median price decline of 16.86%.

     - The last eight second steps are trading below their IPO price and the two just before that are close to trading at par.

In compiling the pro formas, FinPro relied upon the assumptions provided by the Bank and its agents. The pro forma assumptions at the midpoint are as follows:

     -    The Bank will issue 5,730,659 shares to the public at $10 per share;

     - The Bank will exchange existing minority shares at an exchange ratio of 2.1416 or would exchange 5,319,341 shares of new stock;

     - The minority ownership is diluted from 48.66% to 48.14% as a result of the $883 thousand of excess waived dividends;

     -    The conversion expenses will be $1.456 million;

     - There will be an 8% ESOP funded internally amortized over 15 years straight-line;

     -    There will be a 4% MRP amortized over 5 years straight-line;

     -    A tax rate of 37.65%; and

     - The rate of return on the investable proceeds is the one year treasury as of June 30, 1998 of 5.41%, tax adjusted to 3.37%.

In preparing this appraisal update, FinPro reviewed its original appraisal, the Bank's prospectus and the Bank's financial reports as of June 30, 1998 in light of recent developments in stock market conditions. FinPro reviewed other sources of public information that FinPro believes are reliable; however, FinPro cannot guarantee the accuracy and completeness of such information.



--------------------------------------------------------------------------------
Community Savings Bankshares, Inc., Appraisal update                      Page 2

This appraisal has been prepared in accordance with Regulation 563b.7 and with the "Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization" of the OTS which have been adopted in practice by the FDIC, including the most recent revisions as of October 21, 1994, and applicable regulatory interpretations thereof.

FinPro's appraisal update is based upon the Bank's representation that the information contained in its prospectus and additional information furnished to us by same is truthful, accurate, and complete. FinPro did not independently verify the financial statements, and other information provided by the Bank, nor did FinPro independently value any of the Bank's assets or liabilities. This appraisal update considers the Bank only as a going concern and should not be considered as an indication of its liquidation value.

FINPRO'S VALUATION IS NOT INTENDED, AND MUST NOT BE CONSTRUED, AS A RECOMMENDATION OF ANY KIND AS TO THE ADVISABILITY OF PURCHASING SHARES OF COMMON STOCK IN THE CONVERSION. MOREOVER, BECAUSE SUCH VALUATION IS NECESSARILY BASED UPON ESTIMATES AND PROJECTIONS OF A NUMBER OF MATTERS, ALL OF WHICH ARE SUBJECT TO CHANGE FROM TIME TO TIME, NO ASSURANCE CAN BE GIVEN THAT PERSONS WHO PURCHASE SHARES OF COMMON STOCK IN THE CONVERSION WILL THEREAFTER BE ABLE TO SELL SUCH SHARES AT PRICES RELATED TO THE FOREGOING ESTIMATE OF THE BANK'S PRO FORMA MARKET VALUE. FINPRO, INC. IS NOT A SELLER OF SECURITIES WITHIN THE MEANING OF ANY FEDERAL OR STATE SECURITIES LAWS, AND ANY REPORT PREPARED BY FINPRO, INC. SHALL NOT BE USED AS AN OFFER OR SOLICITATION WITH RESPECT TO THE PURCHASE OR SALE OF ANY SECURITIES.

FinPro's opinion is based upon circumstances as of the date hereof, including current conditions in the United States securities markets. Events occurring after the date hereof, including, but not limited to, changes affecting the United States securities markets and subsequent results of operations of the Bank could materially affect the assumptions used in preparing this opinion.













--------------------------------------------------------------------------------
Community Savings Bankshares, Inc., Appraisal update                      Page 3

--------------------------------------
  UPDATED COMPARABLE GROUP FINANCIAL
              COMPARISONS
--------------------------------------


The following figure presents the financial ratios for the Bank and the Comparable Group.

                       FIGURE 1 - KEY FINANCIAL INDICATORS

                                      THE BANK AT   COMPARABLE GROUP   COMPARABLE GROUP
                                         6/30/98    MEDIAN MRQ AS OF   MEDIAN MRQ AS OF
                                                        8/13/98           10/05/98
BALANCE SHEET DATA

Gross Loans to Deposits                   92.30%        105.26%            105.26%
Net Loans to Assets                       68.89%         67.48%             68.87%
Deposits to Assets                        75.03%         68.79%             70.53%
Borrowings to Assets                      11.95%         19.20%             17.56%

BALANCE SHEET GROWTH

Asset Growth Rate                         12.60%         12.92%             13.61%
Loan Growth Rate                          33.50%          8.86%              8.86%
Deposit Growth Rate                        8.60%          5.95%              5.95%

CAPITAL

Equity to Assets                          10.85%          9.33%              9.33%
Tangible Equity to Assets                  9.63%          8.91%              8.91%
Intangible Assets to Equity                0.00%          0.00%              0.00%
Regulatory Core Capital to Assets          9.63%          8.41%              8.41%
Equity plus Reserves to Assets            11.21%         10.39%             10.39%
Total Capital to Risk Adjusted Assets     17.29%         15.69%             15.69%

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Community Savings Bankshares, Inc., Appraisal update                      Page 4

                                                 THE BANK AT  COMPARABLE GROUP   COMPARABLE GROUP
                                                   6/30/98     MEDIAN MRQ AS OF   MEDIAN MRQ AS OF
                                                                    8/13/98           10/05/98
ASSET QUALITY

Non-Performing Loans to Loans                        0.26%            0.36%            0.43%
Reserves to Non-Performing Loans                   202.56%          345.97%          338.64%
Non-Performing Assets to Assets                      0.27%            0.34%            0.40%
Non-Performing Assets to Equity                      2.50%            3.64%            3.68%
Reserves to Loans                                    0.52%            0.95%            0.95%
Reserves to Non-Performing Assets + 90             133.22%          294.82%          244.32%
Days Del.

PROFITABILITY

Return on Average Assets                             0.67%            0.95%            0.95%
Return on Average Equity                             6.10%            9.24%            9.24%

INCOME STATEMENT

Net Interest Margin                                  3.47%            3.32%            3.32%
Interest Income to Average Assets                    7.17%            7.24%            7.24%
Interest Expense to Average Assets                   3.92%            4.19%            4.19%
Net Interest Income to Average Assets                3.25%            3.14%            3.14%
Noninterest Income to Average Assets                 0.94%            0.43%            0.43%
Noninterest Expense to Average Assets                2.63%            2.06%            2.06%
Efficiency Ratio                                    70.69%           58.86%           58.86%
Overhead Ratio                                      52.04%           50.71%           50.71%

Source:  Offering Prospectus and SNL Securities
Note:    The Bank's June 30, 1998 ratios are six month figures, annualized.

--------------------------------------------------------------------------------
Community Savings Bankshares, Inc., Appraisal update                      Page 5

On a comparable basis using June 30, 1998 data for the Bank and the most recent quarter for the Comparable Group, the Bank had a similar loan to assets ratio, 68.89%, and a higher deposits to assets ratio, 75.03%, when compared to the Comparable Group's medians of 68.87% and 70.53%, respectively. The lower loan to deposit ratio of the Bank is consistent with the funding mix differences between the Bank and the Comparable Group, with the Bank having a median borrowing to asset ratio of 11.95% as compared to the Comparable median value of 17.56%.

In terms of growth, the Bank's assets, loans and deposits increased 12.60%, 33.50% and 8.60%, respectively, while the October 5, 1998 median growth rates of the Comparable Group were 13.61%, 8.86% and 5.95%, respectively.

The Bank had an equity to asset ratio of 10.85% while the Comparable Group had a median equity to asset ratio of 9.33%.

Based on the similarities of the equity ratios, balance sheet ratios and the minimal shifts in the Comparable Group's medians, no adjustment is still warranted for Balance Sheet Strength.

The Bank's lower level of nonperforming loans as a percent of loans, 0.26%, and lower level of reserves as a percent of loans, 0.52%, continue to warrant a slight downward adjustment when compared to the Comparable Group medians of 0.43% and 0.95%, respectively.

The Bank's ROAA, ROAE and efficiency ratio for the six months ended June 30, 1998 were 0.67%, 6.10% and 70.69%, respectively, while the Comparable Group's ratios were 0.95%, 9.24% and 58.86%, respectively. Due to these ratios, a slight downward adjustment is still warranted for earnings.

No changes have occurred in the Comparable Group's or the Bank's market area, management or dividends. Therefore, no changes are warranted for the market area, management and dividends adjustments.












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Community Savings Bankshares, Inc., Appraisal update                      Page 6

----------------------------
    THRIFT EQUITY MARKET
----------------------------



This section presents an analysis of the change in the equities market between August 13, 1998 and October 5, 1998. SINCE AUGUST 13, 1998, (THE DATE OF THE MARKET PRICES IN FINPRO'S ORIGINAL APPRAISAL), ALL OF THE BANKING RELATED INDEXES HAVE DECREASED. The market for thrift stocks, as measured by the SNL thrift index, has declined 18.37%. The index changes were as follows:

                         FIGURE 2 - PERIOD INDEX CHANGE

                  INDEX                                            8/13/98    10/5/98  $ CHANGE      % CHANGE

   SNL Index                                                         724.6     591.5   (133.09)      -18.37%

   S&P 500                                                         1,074.9     988.6    (86.35)       -8.03%

   Dow Jones Industrial Average                                    8,459.5   7,726.2   (733.26)       -8.67%

   All Fully Converted Thrifts Median Price to LTM Core EPS           18.6      15.4     (3.21)      -17.23%

   All MHC's Median Price to LTM Core EPS                             33.2      25.2     (7.97)      -24.03%

   State Fully Converted Thrifts Median Price to LTM Core EPS         42.7      34.9     (7.76)      -18.18%

   State MHC's Price to LTM Core EPS                                  30.6      22.4     (8.12)      -26.55%

   Comparables Median Price to LTM Core EPS                           18.2      15.4     (2.82)      -15.48%

   All Fully Converted Thrifts Median Price to Book                  130.2     111.1    (19.15)      -14.70%

   All MHC's Median Price to Book                                    190.7     153.9    (36.82)      -19.31%

   State Fully Converted Thrifts Median Price to Book                152.9      99.6    (53.33)      -34.87%

   State MHC's Median Price to Book                                  193.2     142.7    (50.55)      -26.16%

   Comparables Median Price to Book                                  155.3     134.5    (20.83)      -13.41%

   All Fully Converted Thrifts Median Price to Tangible Book         134.1     118.3    (15.80)      -11.78%

   All MHC's Median Price to Tangible Book                           201.7     156.3    (45.35)      -22.49%

   State Fully Converted Thrifts Median Price to Tangible Book       159.1     110.7    (48.40)      -30.42%

   State MHC's Median Price to Tangible Book                         190.7     145.2    (45.48)      -23.85%

   Comparables Median Price to Tangible Book                         157.4     134.5    (22.97)      -14.59%

   All Fully Converted Thrifts Median Price to Assets                 16.5      14.4     (2.07)      -12.55%

   All MHC's Median Price to Assets                                   22.1      17.6     (4.56)      -20.61%

   State Fully Converted Thrifts Median Price to Assets               11.8       9.0     (2.85)      -24.02%

   State MHC's Median Price to Assets                                 16.6      11.6     (4.98)      -30.04%

   Comparables Median Price to Assets                                 15.6      13.0     (2.63)      -16.81%




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Community Savings Bankshares, Inc., Appraisal update                      Page 7

The change in the market for all Florida stocks in general would indicate that there should be a downward adjustment made to the estimated value range.

The average Florida fully converted thrift stock price has declined 32.50% since August 13, 1998, while the average Florida MHC thrift stock price has declined 26.09% since August 13, 1998.

                     FIGURE 3 - FLORIDA PRICE CHANGE

                                                10/5/98   10/5/98  8/13/98
                                                 Market    Stock    Stock   Dollar  Percentage
                                                 Value     Price    Price   Change    Change
   Ticker              Short Name                ($M)       ($)      ($)
----------------------------------------------------------------------------------------------


         FLORIDA FULLY CONVERTED
  BANC         BankAtlantic Bancorp Inc.         204.37     6.50    11.25    (4.75)  -42.22%
  BKUNA        BankUnited Financial Corp.        161.19     9.06    11.19    (2.13)  -18.99%
  FDTR         Federal Trust Corp.                13.59     2.75     3.63    (0.88)  -24.14%
  FFPB         First Palm Beach Bancorp Inc.     160.16    31.13    39.75    (8.63)  -21.70%
  HARB         Harbor Florida Bancshares Inc.    295.87     9.63    12.13    (2.50)  -20.62%
  OCN          Ocwen Financial Corp.             372.23     6.13    18.75   (12.63)   -67.33%

           State Average                         201.24    10.86    16.11    (5.25)  -32.50%
           State Median                          182.78     7.78    11.69    (3.63)  -22.92%

                                                10/5/98   10/5/98  8/13/98
                                                 Market    Stock    Stock   Dollar  Percentage
                                                 Value     Price    Price   Change    Change
   Ticker              Short Name                ($M)       ($)      ($)
----------------------------------------------------------------------------------------------

         FLORIDA MHC'S
CMSV       Community Savings Bnkshrs(MHC)         96.90    19.00    31.50   (12.50)  -39.68%
FFFL       Fidelity Bankshares Inc. (MHC)        154.76    22.75    26.00    (3.25)  -12.50%

                         State MHC's Average     125.83    20.88    28.75    (7.88)  -26.09%
                         State MHC's Median      125.83    20.88    28.75    (7.88)  -26.09%


Source:  SNL Securities and FinPro Calculations













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Community Savings Bankshares, Inc., Appraisal update                      Page 8

All ten of the Comparable Group members experienced a decline in price ranging from 2.17)% to 59.38)%. The Median price decline is 16.86)%.

                   FIGURE 4 - COMPARABLE PRICE CHANGE

                                            10/5/98   10/5/98  8/13/98
                                             Market    Stock    Stock   Dollar  Percentage
                                             Value     Price    Price   Change   Change
   Ticker              Short Name             ($M)      ($)      ($)
------------------------------------------------------------------------------------------
         COMPARABLE GROUP

ANDB     Andover Bancorp Inc.              183.89    28.38    34.50    (6.13)  -17.75%
EBSI     Eagle Bancshares                  104.58    18.00    22.50    (4.50)  -20.00%
FAB      FIRSTFED AMERICA BANCORP IN       102.16    13.00    16.88    (3.88)  -22.96%
FNGB     First Northern Capital Corp.       93.02    10.50    12.75    (2.25)  -17.65%
FWWB     First Washington Bancorp Inc.     262.05    22.50    23.00    (0.50)   -2.17%
KFBI     Klamath First Bancorp             163.63    16.50    17.00    (0.50)   -2.94%
MDBK     Medford Bancorp Inc.              144.78    16.25    40.00   (23.75)  -59.38%
MECH     MECH Financial Inc.               124.44    23.50    28.00    (4.50)  -16.07%
WSTR     WesterFed Financial Corp.         108.98    19.50    21.50    (2.00)   -9.30%
YFED     York Financial Corp.              159.18    17.75    18.88    (1.13)   -5.96%

           Comparable Average              144.67    18.59    23.50    (4.91)  -17.42%
           Comparable Median               134.61    17.88    22.00    (3.06)  -16.86%

Source:  SNL Securities and FinPro Calculations











--------------------------------------------------------------------------------
Community Savings Bankshares, Inc., Appraisal update                      Page 9

As the following table indicates, the change in median Florida fully converted thrift's price to LTM earnings per share and median price to tangible book value were -31.97% and -23.98%, respectively.

                    FIGURE 5 - STATE MULTIPLE CHANGES

                                                                          10/5/98    8/13/98                10/5/98    8/13/98
                                        10/5/98    8/13/98   Percentage    Book       Book    Percentage   Tangible    Tangible
                                        LTM EPS    LTM EPS    Change       Value      Value     Change     Bk Value    Bk Value
 Ticker              Short Name            (x)       (x)         (x)        (%)        (%)        (%)        (%)        (%)
-------------------------------------------------------------------------------------------------------------------------------
       FLORIDA FULLY CONVERTED
BANC   BankAtlantic Bancorp Inc.           9.70      16.79     -42.23%      93.39     161.64     -42.22%   120.82     209.11
BKUNA  BankUnited Financial Corp.         19.28      21.11      -8.67%      88.08     118.64     -25.76%   105.38     136.77
FDTR   Federal Trust Corp.                   NA         NA         NA      105.77     141.05     -25.01%   105.77     141.05
FFPB   First Palm Beach Bancorp Inc.      19.95      25.48     -21.70%     132.33     169.01     -21.70%   135.09     172.53
HARB   Harbor Florida Bancshares Inc.        NA         NA         NA      114.45     144.17     -20.61%   115.69     145.73

OCN    Ocwen Financial Corp.              13.32      40.76     -67.32%      87.13     266.71     -67.33%    95.26     291.60
         State Average                    15.56      26.04     -34.98%     103.53     166.87     -33.77%   113.00     182.80
         State Median                     16.30      23.30     -31.97%      99.58     152.91     -25.39%   110.73     159.13


                                        Percentage        10/5/98     8/13/98   Percentage
                                          Change           Assets      Assets     Change
 Ticker              Short Name             (%)             (%)        (%)        (%)
------------------------------------------------------------------------------------------
       FLORIDA FULLY CONVERTED
BANC   BankAtlantic Bancorp Inc.          -42.22%          6.35      10.98     -42.17%
BKUNA  BankUnited Financial Corp.         -22.95%          4.50       5.20     -13.46%
FDTR   Federal Trust Corp.                -25.01%          8.94      12.12     -26.24%
FFPB   First Palm Beach Bancorp Inc.      -21.70%          9.06      11.57     -21.69%
HARB   Harbor Florida Bancshares Inc.     -20.61%         22.44      28.26     -20.59%
OCN    Ocwen Financial Corp.              -67.33%         10.62      32.51     -67.33%

         State Average                    -33.31%         10.32      16.77     -31.91%
         State Median                     -23.98%          9.00      11.85     -23.97%


Source SNL Securities and FinPro Calculations

The Comparable Group's median price to LTM earnings per share decrease was 16.85%, and the median price to tangible book value decrease was 16.86%.

                 FIGURE 6 - COMPARABLE MULTIPLE CHANGES

                                                                 Price Multiple Changes
                                                                           10/5/98    8/13/98               10/5/98    8/13/98
                                        10/5/98    8/13/98  Percentage      Book       Book    Percentage   Tangible   Tangible
                                        LTM EPS    LTM EPS   Change         Value      Value     Change     Bk Value   Bk Value
   Ticker             Short Name          (x)        (x)       (x)           (%)        (%)       (%)         (%)         (%)
-------------------------------------------------------------------------------------------------------------------------------
         COMPARABLE GROUP
ANDB     Andover Bancorp Inc.            12.07      14.68     -17.78%       161.13     195.91    -17.75%   161.13     195.91
EBSI     Eagle Bancshares                12.24      18.29     -33.08%       134.73     172.68    -21.98%   134.73     172.68
FAB      FIRSTFED AMERICA BANCORP INC    15.12      19.62     -22.94%        82.49     107.07    -22.96%    82.49     107.07
FNGB     First Northern Capital Corp.    14.58      17.71     -17.67%       123.67     150.18    -17.65%   123.67     150.18
FWWB     First Washington Bancorp Inc.   17.72      18.40      -3.70%       137.61     155.62    -11.57%   166.54     167.88
KFBI     Klamath First Bancorp           17.74      18.28      -2.95%       103.00     106.12     -2.94%   112.47     115.88
MDBK     Medford Bancorp Inc.            12.90      15.94     -19.07%       142.67     175.59    -18.75%   150.32     185.01
MECH     MECH Financial Inc.             14.51      17.28     -16.03%       134.21     159.91    -16.07%   134.21     159.91
WSTR     WesterFed Financial Corp.       15.12      16.67      -9.30%        99.29     109.47     -9.30%   121.80     134.29
YFED     York Financial Corp.            16.75      17.81      -5.95%       145.73     154.97     -5.96%   145.73     154.97

           Comparable Average            14.88      17.47     -14.85%       126.45     148.75    -14.49%   133.31     154.38
           Comparable Median             14.85      17.76     -16.85%       134.47     155.30    -16.86%   134.47     157.44

                                        Percentage       10/5/98    8/13/98   Percentage
                                          Change          Assets     Assets     Change
   Ticker             Short Name            (%)            (%)        (%)       (%)
----------------------------------------------------------------------------------------
         COMPARABLE GROUP
ANDB     Andover Bancorp Inc.             -17.75%         13.21      16.06   -17.75%
EBSI     Eagle Bancshares                 -21.98%          9.33      11.23   -16.92%
FAB      FIRSTFED AMERICA BANCORP INC     -22.96%          8.17      10.61   -23.00%
FNGB     First Northern Capital Corp.     -17.65%         13.47      16.36   -17.67%
FWWB     First Washington Bancorp Inc.     -0.80%         19.32      21.82   -11.46%
KFBI     Klamath First Bancorp             -2.94%         16.22      16.71    -2.93%
MDBK     Medford Bancorp Inc.             -18.75%         12.75      15.70   -18.79%
MECH     MECH Financial Inc.              -16.07%         13.03      15.53   -16.10%
WSTR     WesterFed Financial Corp.         -9.30%         10.66      11.75    -9.28%
YFED     York Financial Corp.              -5.96%         12.95      13.77    -5.95%

           Comparable Average              13.42%         12.91      14.95   -13.98%
           Comparable Median               16.86%         12.99      15.62   -16.51%

Source: SNL Securities and FinPro Calculations

The overall decline in market prices and multiples, in a two month period, indicate the need to adjust the valuation range.

--------------------------------------------------------------------------------
Community Savings Bankshares, Inc., Appraisal update                     Page 10

------------------------------------
   RECENT STANDARD CONVERSIONS
------------------------------------


Recent conversions, specifically MHC's and second steps, have had difficulty reaching the minimum of their estimated value ranges. Additionally for the first time in the periods presented below, two full conversions have had their stock prices drop below the initial IPO prices, indicating the need for a downward adjustment. Additionally, the Median To Date Price Appreciation for 1998 is only 12.75%, down from the one week post IPO price appreciation median of 56.25%.

         FIGURE 7 - RECENT STANDARD CONVERSION PERFORMANCE 1998

                                                                                 Percent Change from IPO
                                                                     -----------------------------------------------
                                                                     After    After     After      After       To         Current
                                                          IPO Price  1 Day    1 Week   1 Month   3 Months     Date      Stock Price
    Ticker                  Short Name         IPO Date     ($)       (%)      (%)      (%)        (%)         (%)        10/5/98
-----------------------------------------------------------------------------------------------------------------------------------
CITZ      CFS Bancorp Inc.                     07/24/98    10.000    14.38%    9.38%    -2.50%       NA       -3.12%         9.688
UCFC      United Community Finl Corp.          07/09/98    10.000    50.00%   60.00%    57.50%     36.25%     36.25%        13.625
HRBT      Hudson River Bancorp                 07/01/98    10.000    25.63%   35.00%    33.75%     -1.25%      0.00%        10.000

Q3`98     AVERAGE                                                    30.00%   34.79%    29.58%     17.50%     11.04%        11.104
          MEDIAN                                                     25.63%   35.00%    33.75%     17.50%      0.00%        10.000

FKAN      First Kansas Financial Corp.         06/29/98    10.000    23.13%   22.50%    15.00%      1.25%     -1.25%         9.875
CFKY      Columbia Financial of Kentucky       04/15/98    10.000    71.25%   59.38%    60.00%     40.00%     30.00%        13.000
EFC       EFC Bancorp Inc.                     04/07/98    10.000    47.50%   49.38%    41.25%     36.25%      1.25%        10.125
HBSC      Heritage Bancorp Inc.                04/06/98    15.000       NA    46.25%    45.83%     32.50%      6.67%        16.000
NEP       Northeast PA Financial Corp.         04/01/98    10.000    55.00%   53.75%    54.38%     38.75%      2.50%        10.250

Q2`98     AVERAGE                                                    49.22%   46.25%    43.29%     29.75%      7.83%        11.850
          MEDIAN                                                     51.25%   49.38%    45.83%     36.25%      2.50%        10.250

BYS       Bay State Bancorp                    03/30/98    20.000    46.88%   48.13%    50.63%     35.00%     10.00%        22.000
HLFC      Home Loan Financial Corp.            03/26/98    10.000    52.50%   61.88%    67.50%     47.50%     27.50%        12.750
CAVB      Cavalry Bancorp Inc.                 03/17/98    10.000   105.63%  143.75%   140.00%    122.50%     85.00%        18.500
ICBC      Independence Comm. Bank Corp.        03/17/98    10.000    72.50%   75.63%    81.25%     63.13%     30.00%        13.000
RCBK      Richmond County Financial Corp       02/18/98    10.000    63.13%   64.38%    78.75%     87.50%     37.50%        13.750
HFBC      HopFed Bancorp Inc.                  02/09/98    10.000    68.13%   60.00%    67.50%    118.75%     57.50%        15.750
TSBK      Timberland Bancorp Inc.              01/13/98    10.000    45.00%   60.00%    60.00%     76.25%     19.38%        11.938
MYST      Mystic Financial Inc.                01/09/98    10.000    44.38%   56.25%    50.00%     73.75%     10.00%        11.000
UTBI      United Tennessee Bankshares          01/05/98    10.000    47.50%   37.50%    42.50%     50.00%      7.50%        10.750

Q1`98     AVERAGE                                                    60.63%   67.50%    70.90%     74.93%     31.60%        14.382
          MEDIAN                                                     52.50%   60.00%    67.50%     73.75%     27.50%        13.000

1998 YTD  AVERAGE                                                    52.03%   55.48%    55.49%     53.63%     20.98%        13.059
          MEDIAN                                                     48.75%   56.25%    54.38%     43.75%     10.00%        12.750

Source: SNL Securities and FinPro Calculations



















--------------------------------------------------------------------------------
Community Savings Bankshares, Inc., Appraisal update                     Page 11

         FIGURE 8 - RECENT STANDARD CONVERSION PERFORMANCE 1997

                                                                                    Percent Change From IPO
                                                                       After    After     After      After        To      Current
                                                           IPO Price   1 Day    1 Week   1 Month   3 Months      Date   Stock Price
    Ticker            Short Name                IPO Date       ($)      (%)      (%)       (%)        (%)         (%)     10/5/98
-----------------------------------------------------------------------------------------------------------------------------------
PEDE       Great Pee Dee Bancorp                12/31/97     10.000    61.25%   55.00%    48.75%     57.50%     18.75%     11.875
UCBC       Union Community Bancorp              12/29/97     10.000    46.88%   42.50%    42.50%     58.13%     17.50%     11.750
WSBI       Warwick Community Bancorp            12/23/97     10.000    56.25%   70.00%    56.25%     75.63%     22.50%     12.250
SIB        Staten Island Bancorp Inc.           12/22/97     12.000    58.86%   61.98%    59.90%     74.48%     42.71%     17.125
HCBC       High Country Bancorp Inc.            12/10/97     10.000    44.38%   50.63%    45.00%     50.00%     20.00%     12.000
FSFF       First SecurityFed Financial          10/31/97     10.000    50.63%   51.25%    60.63%     46.88%     26.25%     12.625
OTFC       Oregon Trail Financial Corp.         10/06/97     10.000    67.50%   63.75%    61.25%     67.50%     20.00%     12.000
RVSB       Riverview Bancorp Inc.               10/01/97     10.000    31.88%   36.25%    32.50%     77.50%     37.50%     13.750
SHSB       SHS Bancorp Inc.                     10/01/97     10.000    47.50%   62.50%    60.00%     67.50%     77.50%     17.750

Q4 `97     AVERAGE                                                     51.68%   54.87%    51.86%     63.90%     31.41%     13.458
           MEDIAN                                                      50.63%   55.00%    56.25%     67.50%     22.50%     12.250

OSFS       Ohio State Financial Services        09/29/97     10.000    55.00%   53.70%    49.60%     52.50%     60.00%     16.000
FSPT       FirstSpartan Financial Corp.         07/09/97     20.000    83.44%   85.00%    78.13%     91.88%     40.00%     28.000
GOSB       GSB Financial Corp.                  07/09/97     10.000    46.25%   48.75%    43.75%     55.00%     18.75%     11.875
FBNW       FirstBank Corp.                      07/02/97     10.000    58.13%   55.63%    77.50%     72.50%     60.00%     16.000

Q3`97      AVERAGE                                                     60.71%   60.77%    62.24%     67.97%     44.69%     17.969
           MEDIAN                                                      56.57%   54.67%    63.55%     63.75%     50.00%     16.000

HCBB       HCB Bancshares Inc.                   05/07/97    10.000    26.25%   27.50%    28.75%     38.75%      6.25%     10.625
PSFC       Peoples-Sidney Financial Corp.        04/28/97    10.000    25.63%   28.75%    32.50%     55.00%     65.00%     16.500
HMLK       Hemlock Federal Financial Corp        04/02/97    10.000    28.75%   28.75%    30.00%     40.00%     40.00%     14.000
GSLA       GS Financial Corp.                    04/01/97    10.000    33.75%   37.50%    40.00%     51.25%     35.00%     13.500

Q2 '97     AVERAGE                                                     28.60%   30.63%    32.81%     46.25%     36.56%     13.656
           MEDIAN                                                      27.50%   28.75%    31.25%     45.63%     37.50%     13.750

MRKF       Market Financial Corp.                03/27/97    10.000    29.38%   22.50%    26.25%     37.50%     16.25%     11.625
EFBC       Empire Federal Bancorp Inc.           01/27/97    10.000    32.50%   35.00%    37.50%     31.25%     30.00%     13.000
FAB        FIRSTFED AMERICA BANCORP INC.         01/15/97    10.000    36.25%   41.25%    48.75%     38.75%     30.00%     13.000
RSLN       Roslyn Bancorp Inc.                   01/13/97    10.000    50.00%   59.38%    60.00%     58.75%     55.00%     15.500
AFBC       Advance Financial Bancorp             01/02/97    10.000    28.75%   29.38%    40.00%     40.00%     40.00%     14.000

Q1 '97     AVERAGE                                                     35.38%   37.50%    42.50%     41.25%     34.25%     13.425
           MEDIAN                                                      32.50%   35.00%    40.00%     38.75%     30.00%     13.000

1997       AVERAGE                                                     45.42%   47.59%    48.16%     56.28%     35.41%     14.307
           MEDIAN                                                      46.57%   49.69%    46.88%     55.00%     32.50%     13.250

1/1/97 TO  AVERAGE                                                     48.20%   51.03%    51.35%     55.17%     29.12%     13.763
10/5/98    MEDIAN                                                      47.50%   51.25%    49.60%     51.88%     27.50%     13.000

Source: SNL Securities and FinPro Calculations









--------------------------------------------------------------------------------
Community Savings Bankshares, Inc., Appraisal update                     Page 12

---------------------------------
     MHC RECENT CONVERSIONS
---------------------------------

Two of the six 1998 MHC reorganizations are trading below their IPO prices and West Essex is trading at par based on the aftermarket purchase of the ESOP shares.

        FIGURE 9 - RECENT MHC CONVERSION PERFORMANCE 1997 & 1998

                                                                  After   After    After    After      To       Current
                                                      IPO Price   1 Day   1 Week  1 Month  3 Months   Date    Stock Price
Ticker               Short Name             IPO Date     ($)       (%)     (%)      (%)      (%)       (%)      10/5/98
-------------------------------------------------------------------------------------------------------------------------
WEBK         West Essex Bancorp (MHC)       10/05/98   10.000     0.00%      NA       NA       NA      0.00%     10.000
BCSB         BCSB Bankcorp Inc. (MHC)       07/08/98   10.000    25.63%   26.25%   16.25%    0.00%     0.00%     10.000
LIBB         Liberty Bancorp Inc. (MHC)     07/01/98   10.000    14.38%   16.25%   12.50%   -6.25%   -10.00%      9.000
NBCP         Niagara Bancorp Inc. (MHC)     04/20/98   10.000    63.13%   65.63%   62.50%   43.75%    -5.00%      9.500
GBNK         Gaston Federal Bancorp (MHC)   04/13/98   10.000    80.00%   63.75%   67.50%   47.50%     2.50%     10.250
BRKL         Brookline Bancorp (MHC)        03/25/98   10.000    65.63%   70.00%   78.75%   51.25%    10.94%     11.094

1998         AVERAGE                                             41.46%   48.38%   47.50%   27.25%    -0.26%      9.974
             MEDIAN                                              44.38%   63.75%   62.50%   43.75%     0.00%     10.000

PHSB         Peoples Home Savings Bk (MHC)  07/10/97   10.000    40.00%   37.50%   40.00%   72.50%    42.50%     14.250
SKBO         First Carnegie Deposit (MHC)   04/04/97   10.000    16.25%   30.00%   28.75%   45.00%    12.50%     11.250
PLSK         Pulaski Savings Bank (MHC)     04/03/97   10.000    15.00%   20.00%   18.59%   38.75%    17.50%     11.750

1997         AVERAGE                                             23.75%   29.17%   29.11%   52.08%    24.17%     12.417
             MEDIAN                                              16.25%   30.00%   28.75%   45.00%    17.50%     11.750

1997 & 1998  AVERAGE                                             35.56%   41.17%   40.61%   36.56%     7.88%     10.788
             MEDIAN                                              25.63%   33.75%   34.38%   44.38%     2.50%     10.250

Source: SNL Securities and FinPro Calculations

The aftermarket performance of MHC's recently have been anemic which is adding to the unattractiveness of MHC's in general. Also, MHC's undertaken in 1997 are also down considerably from their highs.





























--------------------------------------------------------------------------------
Community Savings Bankshares, Inc., Appraisal update                     Page 13

The average and median second step trading price decreases are 7.94% and 6.06%, respectively. Nine of the last ten second steps are trading at or down from their 8/13/98 levels and eight are below their IPO price. The following table is a compelling reason that the estimated valuation range established in the initial appraisal needs to be adjusted downward.

                  FIGURE 10 -SECOND STEP PRICE CHANGES

                                                                      IPO     8/13/98    10/5/98     % Change       % Change
                                                          IPO        Stock     Stock      Stock        From           From
                                                          Date       Price     Price      Price      IPO Price       8/13/98
      Ticker                            Short Name                    ($)       ($)        ($)          (%)            (%)
----------------------------------------------------------------------------------------------------------------------------
HSTD        Homestead Bancorp Inc.                        7/20/98    10.000     8.250     7.750       - 22.50%       - 6.06%
PSBI        PSB Bancorp Inc.                              7/17/98    10.000     7.938     7.500       - 25.00%       - 5.52%
THTL        Thistle Group Holdings Co.                    7/14/98    10.000     9.188     8.875       - 11.25%       - 3.41%
SBAN        SouthBanc Shares Inc.                         4/15/98    20.000    18.250    16.750       - 16.25%       - 8.22%
FSLA        First Source Bancorp Inc.                      4/9/98    10.000     8.938     7.750       - 22.50%       -13.29%
TSBS        Peoples Bancorp Inc.                           4/9/98    10.000     8.688     8.688       - 13.12%         0.00%
PFSL        Pocahontas Bancorp Inc.                        4/1/98    10.000     8.750     8.500       - 15.00%        -2.86%
HARB        Harbor Florida Bancshares Inc.                3/19/98    10.000    12.125     9.625         -3.75%       -20.62%
HFWA        Heritage Financial Corp.                       1/9/98    10.000    12.750    10.250          2.50%       -19.61%
GFED        Guaranty Federal Bcshs Inc.                  12/31/97    10.000    12.625    10.750          7.50%       -14.85%
EBI         Equality Bancorp Inc.                         12/2/97    10.000    13.000    12.875         28.75%        -0.96%
FSNJ        Bayonne Bancshares Inc.                       8/22/97    10.000    14.938    13.250         32.50%       -11.30%
MONT        Montgomery Financial Corp.                     7/1/97    10.000    11.000    11.375         13.75%         3.41%

                       All Recent Second Step Average                 10.77     11.26     10.30         -3.41%        -7.94%
                       All Recent Second Step Median                  10.00     11.00      9.63        -11.25%        -6.06%

Source: SNL Securities and FinPro Calculations












--------------------------------------------------------------------------------
Community Savings Bankshares, Inc., Appraisal update                     Page 14

The decreases in the pricing multiples for all second steps indicate an overall lack of confidence in second steps in general.

                FIGURE 11 -  SECOND STEP PRICING MULTIPLES

                                                                -----------------------------------------------------------------
                                                                                      Current Price In Relation To
                                                                -----------------------------------------------------------------
                                           Current     Current                  Price/
                                             Stock      Market            LTM    LTM     Price/                 Tangible
                                             Price      Value   Earnings  EPS  Core EPS   Core     Book Value  Book Value  Assets
Ticker      Short Name                         ($)       ($M)      (X)    (X)    (X)       (X)          (%)       (%)        (%)
---------------------------------------------------------------------------------------------------------------------------------
EBI    Equality Bancorp Inc.                12.875      32.44    21.46     NA     NA        NM        123.80     123.80     11.86
FSLA   First Source Bancorp Inc.             7.750     246.06       NA     NA     NA        NA         94.86      97.98     20.15
FSNJ   Bayonne Bancshares Inc.              13.250     120.50    27.60     NA     NA     27.60        125.71     125.71     17.21
GFED   Guaranty Federal Bcshs Inc.          10.750      63.61    17.92     NA     NA     17.92         89.51      89.51     25.75
HARB   Harbor Florida Bancshares Inc.        9.625     295.87    13.37     NA     NA     14.15        114.45     115.69     22.44
HFWA   Heritage Financial Corp.             10.250     101.52    21.35     NA     NA     32.03        105.45     116.08     23.80
HSTD   Homestead Bancorp Inc.                7.750      11.41       NA     NA     NA        NA            NA         NA        NA
MONT   Montgomery Financial Corp.           11.375      18.80    14.97     NA     NA     14.97         93.70      93.70     16.05
PFSL   Pocahontas Bancorp Inc.               8.500      56.82       NA     NA     NA        NA         97.25     100.47     14.04
PSBI   PSB Bancorp Inc.                      7.500      23.26       NA     NA     NA        NA            NA         NA        NA
SBAN   SouthBanc Shares Inc.                16.750      72.13       NA     NA     NA        NA         94.53      94.53     19.62
THTL   Thistle Group Holdings Co.            8.875      79.87       NA     NA     NA        NA            NA         NA        NA
TSBS   Peoples Bancorp Inc.                  8.688     315.60       NA     NA     NA        NA         92.43      95.26     36.12

         All Recent Second Step Average                110.61    19.45     NA     NA     21.33        103.17     105.27     20.70
         All Recent Second Step Median                  72.13    19.64     NA     NA     17.92         96.06      99.23     19.89

Source: SNL Securities and FinPro Calculations
























--------------------------------------------------------------------------------
Community Savings Bankshares, Inc., Appraisal update                     Page 15

----------------------------------
     CURRENT MARKET PRICING
----------------------------------

The following tables present pricing multiples for pending standard and second step transactions. To maintain a consistency with the multiples for the other second step and full standard transactions, a downward adjustment in the valuation range is warranted.

                FIGURE 12 - PENDING STANDARD TRANSACTIONS

                                                                    Proforma P/E                            Proforma P/B
Institution                          Ticker    Date    Minimum   Midpoint  Maximum   Supermax  Minimum  Midpoint  Maximum   Supermax
------------------------------------------------------------------------------------------------------------------------------------
Northfield                           NFSB     10/5/98    6.80      7.80      8.80      9.80     58.30     63.00     67.00     70.90
Grand Central Financial              GCFC     9/25/98   23.18     26.32     27.78     29.41     59.21     63.86     67.84     71.68
First Niles Financial                FNFI     9/25/98   13.33     14.49     15.87     17.54     61.46     66.09     70.03     73.80
Cohoes Bancorp                       applied  9/21/98   14.49     15.63     16.67     18.18     76.63     79.55     82.17     84.60
Peoples Bancorp                      applied  9/21/98    7.58      8.62      9.80     10.87     52.69     57.30     61.26     65.17
First Federal Corydon IN (2nd Step)  FCAP     9/21/98   10.00     12.65     14.29     15.87     76.63     84.32     91.07     97.85
Citizens Savings                     applied  9/16/98   10.30     11.70     13.00     14.30     58.70     63.50     67.50     71.40
Lincoln Federal                      applied  9/16/98   17.24     18.52     20.83     21.74     63.49     68.07     71.89     75.59
Security savings                     applied  9/15/98   14.31     16.10     17.73     19.49     65.43     70.22     74.23     78.11
Fredricksburg                        VCAP     9/15/98   10.64     11.90     13.51     14.71     59.74     64.60     68.68     72.73
First Fed Warren OH                  FPFC     9/11/98   15.10     16.95     18.52     20.00     69.66     74.40     78.37     82.09

               FIGURE 13 - PENDING SECOND STEP TRANSACTIONS

                                                                  Proforma P/E                            Proforma P/B
Institution                       Ticker    Date      Minimum  Midpoint   Maximum  Supermax  Minimum   Midpoint   Maximum  Supermax
-----------------------------------------------------------------------------------------------------------------------------------
First Capital Inc.                 FCAP    9/17/98     10.99     12.65     14.29     15.87     76.63     84.32     91.07     97.85
Pulaski Financial Corp. (1)        PULB                18.52     20.83     22.73     25.00     92.02     99.01    103.95    108.70

Community Savings Bankshares (2)   CMSV    8/21/98     16.13     18.52     20.41     22.73     84.75     93.28    100.91    108.58
Community Savings Bankshares (3)   CMSV    10/7/98     14.49     16.67     18.52     20.83     75.24     83.54     90.83     98.52

1. Pulaski is in the process of re-appraising and will re-solicit.
2. Original appraisal of CMSV filed 8/21/98.
3. Updated appraisal of CMSV filed 10/7/98.

As Figure 13 illustrates, the original Pro Forma multiples are high relative to the other current second step offering (First Capital, Inc.). Additionally, the Pulaski second step is in the process of re-appraising and will re-solicit upon regulatory approval. The revised Pulaski numbers are expected to look similar to the numbers presented in this update. As the original appraisal multiples are similar to Pulaski and the market rejected them as to high, it is safe to assume that Community's original multiples are similarly too high and must be lowered.

Most investors have been hurt in the last month or so due to price declines and have become, as a group, illiquid due to margin calls. As such, they will be very selective in this next round of subscriptions. It is critical that all similar offerings be priced consistently and that the only differences in price came on financial or operational issues, not on market reflected issues. This update eliminates the market variable in the pricing of comparable second step's in the local market.










--------------------------------------------------------------------------------
Community Savings Bankshares, Inc., Appraisal update                     Page 16

--------------------------------------
   OTHER PERTINENT INFORMATION
--------------------------------------

  - Professionals, probably the result of margin calls on their existing portfolios, are illiquid and are not subscribing heavily in recent offerings.

  - Of all conversions, either MHC or standard, since July 13, 1998, only Farnsworth Bancorp, Inc. is trading at a premium. The other eight are at or below their IPO price. (See page 3 of the attached SNL Conversion Watch issue dated October 6, 1998).

  - The Pulaski second step offering had to re-appraise and re-solicit as subscriptions were insufficient to get it closed in the range.

  - The last Florida second step, Harbor Federal, is now below its IPO price which will dampen investor enthusiasm for Community Savings Bankshares' offering.

  -   The last eight second steps are all below their IPO price.

Recent articles in major trade publications, such as The American Banker, are fueling the flight from bank and thrift stocks. Provided below are some sample front page headlines from recent American Banker issues;

Tuesday, October 6, 1998 Investors Dump Bank Stocks as 3Q Profit Fears Take Hold

Monday, October 5, 1998 Betting Heavy That the worst Isn't Over for Bank Stocks

Thursday, October 1, 1998 Fed Rate Cut Disappoints Market, But a Bigger One Might Have Too

Tuesday, September 29, 1998  OCC Sounds Quality Alert On Loans to Consumers

Tuesday, September 29, 1998 As Wall Street Beats a Retreat, Banks Eye a Return to Real Estate

Friday, September 25, 1998 Scared Investors Flee Bank Stocks, Worst Is Still to Come, Some Predict

Thursday, September 24, 1998  Some Giants Pulled Back Early from Bank Stocks












--------------------------------------------------------------------------------
Community Savings Bankshares, Inc., Appraisal update                     Page 17

------------------------------------
      VALUATION DETERMINATION
------------------------------------


As in our initial appraisal, FinPro has analyzed the pro forma price to earnings, pro forma price to tangible book and pro forma price to book ratios in combination with one another in determining an appropriate pro forma estimated market value for the Bank. FinPro has considered the price to assets ratio as well in its valuation approach. Additional supporting data is as follows:

            Exhibit 1 - Comparison of State and Comparable Multiples August 13,
                        1998 and October 5, 1998

            Exhibit 2 - Industry Multiples at October 5, 1998

            Exhibit 3 - Performance of Recent Conversions

            Exhibit 4 - Performance of Second Step Conversions

            Exhibit 5 - Selected Data for the Comparable Group























--------------------------------------------------------------------------------
Community Savings Bankshares, Inc., Appraisal update                     Page 18

Based upon all of the factors discussed in this update, FinPro believes that a valuation range, on a FULLY CONVERTED BASIS WITHOUT A FOUNDATION, of $110,500,000 at the midpoint, $93,925,000 at the minimum, $127,075,000 at the maximum and $146,136,250 is appropriate. The resulting pro forma pricing ratios to the Comparable Group, Florida fully converted thrifts and all fully converted thrifts are as follows:

       FIGURE 14 - UPDATED PRICING MULTIPLES TO THE COMPARABLE GROUP

                                       Bank             Comparables              State            National
                                                      Mean     Median       Mean     Median    Mean     Median
                                                      ----     ------       ----     ------    ----     ------

                                    Min    14.49
Price-Earnings Ratio P/E            Mid    16.67      17.47      17.76     26.22     24.05     20.85    17.73
------------------------            Max    18.52
                                    Smax   20.83

                                    Min    75.24%
Price-to-Book Ratio P/B             Mid    83.54%    148.75%    155.30%   173.46%   165.33%   150.25%  133.33%
-----------------------             Max    90.83%
                                    Smax   98.52%

                                    Min    75.24%
Price-to-Tangible Book Ratio P/TB   Mid    83.54%    154.38%    157.44%   183.92%   172.53%   156.31%  136.35%
---------------------------------   Max    90.83%
                                    Smax   98.52%

                                    Min    11.64%
Price-to-Assets Ratio P/A           Mid    13.56%     14.95%     15.62%    16.73%    12.08%    18.10%   16.71%
-------------------------           Max    15.46%
                                    Smax   17.59%

Source:  FinPro Computations
Note: The Bank's pro forma multiples reflect twelve month results as of June 30, 1998.

This would equate to the following conversion shares and value, exchange shares and value and exchange ratios:

                  FIGURE 15 - VALUE RANGE OFFERING DATA

                          -------------------------------------------------------------------
                                                  Appraised Value
                          -------------------------------------------------------------------
Conclusion                 Minimum          Midpoint           Maximum       Supermaximum (*)
                          -------------------------------------------------------------------
Total Shares                9,392,500        11,050,000        12,707,500        14,613,625
Price per Share           $        10      $         10      $         10      $         10
Full Conversion Value     $93,925,000      $110,500,000      $127,075,000      $146,136,250
Exchange Shares             4,521,291         5,319,341         6,117,143         7,034,664
Exchange Percent                48.14%            48.14%            48.14%            48.14%
Conversion Shares           4,871,209         5,730,659         6,590,357         7,578,961
Conversion Percent              51.86%            51.86%            51.86%            51.86%
Gross Proceeds            $48,712,090      $ 57,306,590      $ 65,903,570      $ 75,789,610
Exchange Value            $45,212,910      $ 53,193,410      $ 61,171,430      $ 70,346,640
Exchange Ratio                 1.8203            2.1416            2.4628            2.8322
                          -------------------------------------------------------------------

(*) SuperMaximum is an overallotment option that is 15% above the maximum amount.

Source:  FinPro Computations














--------------------------------------------------------------------------------
Community Savings Bankshares, Inc., Appraisal update                     Page 19

-------------------------------------
         VALUATION CONCLUSION
-------------------------------------

As of October 7, 1998, it is FinPro's opinion that the estimated pro forma market value of the Bank in a second step offering is $110,500,000 at the midpoint, $93,925,000 at the minimum, $127,075,000 at the maximum and $146,136,250 at the supermaximum.

This is down from the original appraisal range of $130,000,000 at the midpoint, $110,500,000 at the minimum, $149,500,000 at the maximum and $171,925,000 at the supermaximum by approximately 15% across the range.

                       Respectfully Submitted,

                       FinPro, Inc.




























--------------------------------------------------------------------------------
Community Savings Bankshares, Inc., Appraisal update                     Page 20

                            List of Exhibits
                   Community Savings Bankshares, Inc.

EXHIBIT

     1.       Market Multiples Comparison - 10/13/98 to 10/5/98

     2.       Industry Multiples - Comparable Group, Florida Thrifts, All
              Public Thrifts

     3.       Select Market Data - 1997-to-Date Standard Conversions

     4.       Select Market Date - Second Step Conversions

     5.       Selected Data on all Public Thrifts

     6.       Waived Dividend Schedule

     7.       Ownership Computation

     8.       Pro Forma Analysis Sheet (Full Conversion - No Foundation)























--------------------------------------------------------------------------------
Community Savings Bankshares, Inc., Appraisal update                     Page 21

                     EXHIBIT 1
         MULTIPLES OF THE COMPARABLE GROUP
PRICING DATA AS OF AUGUST 13, 1998 AND OCTOBER 5, 1998




                                                   10/05/98        10/05/98    08/13/98
                                                    Market          Stock        Stock         Dollar       Percentage
                                                     Value          Price        Price         Change         Change
Ticker          Short Name                           ($M)            ($)          ($)
-----------------------------------------------------------------------------------------------------------------------
         COMPARABLE GROUP
ANDB     Andover Bancorp Inc.                       183.89          28.38         34.50         (6.13)         -17.75%
EBSI     Eagle Bancshares                           104.58          18.00         22.50         (4.50)         -20.00%
FAB      FIRSTFED AMERICA BANCORP INC.              102.16          13.00         16.88         (3.88)         -22.96%
FNGB     First Northern Capital Corp.                93.02          10.50         12.75         (2.25)         -17.65%
FWWB     First Washington Bancorp Inc.              262.05          22.50         23.00         (0.50)          -2.17%
KFBI     Klamath First Bancorp                      163.63          16.50         17.00         (0.50)          -2.94%
MDBK     Medford Bancorp Inc.                       144.78          16.25         40.00        (23.75)         -59.38%
MECH     MECH Financial Inc.                        124.44          23.50         28.00         (4.50)         -16.07%
WSTR     WesterFed Financial Corp.                  108.98          19.50         21.50         (2.00)          -9.30%
YFED     York Financial Corp.                       159.18          17.75         18.88         (1.13)          -5.96%


         Comparable Average                         144.67          18.59         23.50         (4.91)         -17.42%
         Comparable Median                          134.61          17.88         22.00         (3.06)         -16.86%

                                                   10/05/98        10/05/98         REF
                                                    Market          Stock          Stock        Dollar       Percentage
                                                     Value          Price          Price        Change         Change
Ticker            Short Name                         ($M)            ($)            ($)
-----------------------------------------------------------------------------------------------------------------------
         FLORIDA FULLY CONVERTED
BANC     BankAtlantic Bancorp Inc.                  204.37           6.50         11.25         (4.75)         -42.22%
BKUNA    BankUnited Financial Corp.                 161.19           9.06         11.19         (2.13)         -18.99%
FDTR     Federal Trust Corp.                         13.59           2.75          3.63         (0.88)         -24.14%
FFPB     First Palm Beach Bancorp Inc.              160.16          31.13         39.75         (8.63)         -21.70%
HARB     Harbor Florida Bancshares Inc.             295.87           9.63         12.13         (2.50)         -20.62%
OCN      Ocwen Financial Corp.                      372.23           6.13         18.75        (12.63)         -67.33%


         State Average                              201.24          10.86         16.11         (5.25)         -32.50%
         State Median                               182.78           7.78         11.69         (3.63)         -22.92%

                                              -------------------------------------------------------------------------------
                                                                                          Price Multiple Changes
                                              -------------------------------------------------------------------------------
                                                                                                    10/05/98         08/13/98
                                                   10/05/98        08/13/98        Percentage         Book              Book
                                                    LTM EPS        LTM EPS           Change           Value            Value
Ticker          Short Name                            (x)            (x)               (x)             (%)              (%)
-----------------------------------------------------------------------------------------------------------------------------
         COMPARABLE GROUP
ANDB     Andover Bancorp Inc.                       12.07            14.68            -17.78%         161.13           195.91
EBSI     Eagle Bancshares                           12.24            18.29            -33.08%         134.73           172.68
FAB      FIRSTFED AMERICA BANCORP INC.              15.12            19.62            -22.94%          82.49           107.07
FNGB     First Northern Capital Corp.               14.58            17.71            -17.67%         123.67           150.18
FWWB     First Washington Bancorp Inc.              17.72            18.40             -3.70%         137.61           155.62
KFBI     Klamath First Bancorp                      17.74            18.28             -2.95%         103.00           106.12
MDBK     Medford Bancorp Inc.                       12.90            15.94            -19.07%         142.67           175.59
MECH     MECH Financial Inc.                        14.51            17.28            -16.03%         134.21           159.91
WSTR     WesterFed Financial Corp.                  15.12            16.67             -9.30%          99.29           109.47
YFED     York Financial Corp.                       16.75            17.81             -5.95%         145.73           154.97


         Comparable Average                         14.88            17.47            -14.85%         126.45           148.75
         Comparable Median                          14.85            17.76            -16.85%         134.47           155.29

                                                                                                    10/05/98            REF
                                                   10/05/98          REF           Percentage         Book              Book
                                                    LTM EPS        LTM EPS           Change           Value            Value
Ticker            Short Name                          (x)            (x)               (x)             (%)              (%)
-----------------------------------------------------------------------------------------------------------------------------
         FLORIDA FULLY CONVERTED
BANC     BankAtlantic Bancorp Inc.                   9.70            16.79            -42.23%          93.39           161.64
BKUNA    BankUnited Financial Corp.                 19.28            21.11             -8.67%          88.08           118.64
FDTR     Federal Trust Corp.                           NA               NA                NA          105.77           141.05
FFPB     First Palm Beach Bancorp Inc.              19.95            25.48            -21.70%         132.33           169.01
HARB     Harbor Florida Bancshares Inc.                NA               NA                NA          114.45           144.17
OCN      Ocwen Financial Corp.                      13.32            40.76            -67.32%          87.13           266.71


         State Average                              15.56            26.04            -34.98%         103.53           166.87
         State Median                               16.30            23.30            -31.97%          99.58           152.91





                                                          Percentage              10/05/98         08/13/98         Percentage
                                                            Change                 Assets           Assets            Change
Ticker          Short Name                                    (%)                   (%)               (%)               (%)
------------------------------------------------------------------------------------------------------------------------------
         COMPARABLE GROUP
ANDB     Andover Bancorp Inc.                                -17.75%                13.21             16.06            -17.75%
EBSI     Eagle Bancshares                                    -21.98%                 9.33             11.23            -16.92%
FAB      FIRSTFED AMERICA BANCORP INC.                       -22.96%                 8.17             10.61            -23.00%
FNGB     First Northern Capital Corp.                        -17.65%                13.47             16.36            -17.67%
FWWB     First Washington Bancorp Inc.                        -0.80%                19.32             21.82            -11.46%
KFBI     Klamath First Bancorp                                -2.94%                16.22             16.71             -2.93%
MDBK     Medford Bancorp Inc.                                -18.75%                12.75             15.70            -18.79%
MECH     MECH Financial Inc.                                 -16.07%                13.03             15.53            -16.10%
WSTR     WesterFed Financial Corp.                            -9.30%                10.66             11.75             -9.28%
YFED     York Financial Corp.                                 -5.96%                12.95             13.77             -5.95%


         Comparable Average                                  -13.42%                12.91             14.95            -13.98%
         Comparable Median                                   -16.86%                12.99             15.62            -16.51%


                                                          Percentage              10/05/98            REF           Percentage
                                                            Change                 Assets           Assets            Change
Ticker            Short Name                                  (%)                   (%)               (%)               (%)
---------------------------------------------------------------------------------------------------------------------------
         FLORIDA FULLY CONVERTED
BANC     BankAtlantic Bancorp Inc.                           -42.22%                 6.35             10.98            -42.17%
BKUNA    BankUnited Financial Corp.                          -22.95%                 4.50              5.20            -13.46%
FDTR     Federal Trust Corp.                                 -25.01%                 8.94             12.12            -26.24%
FFPB     First Palm Beach Bancorp Inc.                       -21.70%                 9.06             11.57            -21.69%
HARB     Harbor Florida Bancshares Inc.                      -20.61%                22.44             28.26            -20.59%
OCN      Ocwen Financial Corp.                               -67.33%                10.62             32.51            -67.33%


         State Average                                       -33.31%                10.32             16.77            -31.91%
         State Median                                        -23.98%                 9.00             11.85            -23.97%



                                                   10/05/98    10/05/98      08/13/98
                                                    Market      Stock          Stock        Dollar       Percentage
                                                     Value      Price          Price        Change         Change
Ticker            Short Name                         ($M)        ($)            ($)
--------------------------------------------------------------------------------------------------------------------
          FLORIDA MHC'S
CMSV      Community Savings Bnkshrs(MHC)              96.90      19.00         31.50        (12.50)         -39.68%
FFFL      Fidelity Bankshares Inc. (MHC)             154.76      22.75         26.00         (3.25)         -12.50%


                         State MHC's Average         125.83      20.88         28.75         (7.88)         -26.09%
                         State MHC's Median          125.83      20.88         28.75         (7.88)         -26.09%

          ALL MUTUAL HOLDING COMPANIES
ALLB      Alliance Bank (MHC)                         45.42      13.88         22.00         (8.13)         -36.93%
BCSB      BCSB Bankcorp Inc. (MHC)                    61.17      10.00         11.69         (1.69)         -14.44%
BRKL      Brookline Bancorp (MHC)                    322.78      11.09         13.00         (1.91)         -14.66%
CMSV      Community Savings Bnkshrs(MHC)              96.90      19.00         31.50        (12.50)         -39.68%
FFFL      Fidelity Bankshares Inc. (MHC)             154.76      22.75         26.00         (3.25)         -12.50%
FFSX      First Fed SB of Siouxland(MHC)              66.74      23.50         30.00         (6.50)         -21.67%
GBNK      Gaston Federal Bancorp (MHC)                46.09      10.25         13.19         (2.94)         -22.28%
HARS      Harris Financial Inc. (MHC)                441.54      13.00         18.06         (5.06)         -28.03%
JXSB      Jacksonville Savings Bk (MHC)               27.67      14.50         16.25         (1.75)         -10.77%
LFED      Leeds Federal Bankshares (MHC)              77.07      15.00         17.00         (2.00)         -11.76%
LIBB      Liberty Bancorp Inc. (MHC)                  35.11       9.00          9.88         (0.88)          -8.86%
NBCP      Niagara Bancorp Inc. (MHC)                 282.68       9.50         11.69         (2.19)         -18.72%
NWSB      Northwest Bancorp Inc. (MHC)               480.12      10.25         12.69         (2.44)         -19.22%
PBCT      People's Bank (MHC)                      1,463.24      22.81         27.00         (4.19)         -15.51%
PBHC      Pathfinder Bancorp Inc. (MHC)               36.45      12.88         15.38         (2.50)         -16.26%
PHSB      Peoples Home Savings Bk (MHC)               39.33      14.25         17.00         (2.75)         -16.18%
PLSK      Pulaski Savings Bank (MHC)                  24.77      11.75         14.88         (3.13)         -21.01%
PULB      Pulaski Bank, FSB (MHC)                     45.28      21.50         32.00        (10.50)         -32.81%
SBFL      Finger Lakes Financial (MHC)                39.27      11.00         16.50         (5.50)         -33.33%
SKBO      First Carnegie Deposit (MHC)                25.88      11.25         14.25         (3.00)         -21.05%
WAYN      Wayne Savings Bancshares (MHC)              44.76      18.00         23.00         (5.00)         -21.74%
WCFB      Webster City Federal SB (MHC)               32.24      15.25         17.00         (1.75)         -10.29%
WEBK      West Essex Bancorp (MHC)                    41.97      10.00            NA            NA              NA


                         All MHC's Average           170.92      14.37         18.63         (4.07)         -20.35%
                         All MHC's Median             45.42      13.00         16.75         (2.97)         -18.97%





                                                  ----------------------------------------------------------------------------------
                                                                                Price Multiple Changes
                                                  ----------------------------------------------------------------------------------
                                                                                      10/05/98    08/13/98                 10/05/98
                                                  10/05/98   08/13/98    Percentage      Book       Book      Percentage    Tangible
                                                   LTM EPS   LTM EPS       Change       Value      Value       Change      Bk Value
Ticker            Short Name                         (x)       (x)         (x)           (%)        (%)          (%)         (%)
------------------------------------------------------------------------------------------------------------------------------------
          FLORIDA MHC'S
CMSV      Community Savings Bnkshrs(MHC)            18.81       30.58      -38.49%      114.05     190.68       -40.19%     114.05
FFFL      Fidelity Bankshares Inc. (MHC)            19.78       22.61      -12.52%      171.31     195.78       -12.50%     176.36


                         State MHC's Average        19.30       26.59      -25.50%      142.68     193.23       -26.34%     145.21
                         State MHC's Median         19.30       26.59      -25.50%      142.68     193.23       -26.34%     145.21

          ALL MUTUAL HOLDING COMPANIES
ALLB      Alliance Bank (MHC)                       22.38       35.48      -36.92%      153.15     242.83       -36.93%     153.15
BCSB      BCSB Bankcorp Inc. (MHC)                     NA          NA          NA           NA         NA           NA          NA
BRKL      Brookline Bancorp (MHC)                      NA          NA          NA       117.15     137.28       -14.66%     117.15
CMSV      Community Savings Bnkshrs(MHC)            18.81       30.58      -38.49%      114.05     190.68       -40.19%     114.05
FFFL      Fidelity Bankshares Inc. (MHC)            19.78       22.61      -12.52%      171.31     195.78       -12.50%     176.36
FFSX      First Fed SB of Siouxland(MHC)            19.75       25.21      -21.66%      158.78     202.70       -21.67%     196.98
GBNK      Gaston Federal Bancorp (MHC)                 NA          NA          NA       112.14     144.29       -22.28%     112.14
HARS      Harris Financial Inc. (MHC)               24.07       33.45      -28.04%      233.81     324.87       -28.03%     258.45
JXSB      Jacksonville Savings Bk (MHC)             27.88       31.86      -12.49%      154.58     176.06       -12.20%     154.58
LFED      Leeds Federal Bankshares (MHC)            23.44       25.76       -9.01%      158.06     178.57       -11.49%     158.06
LIBB      Liberty Bancorp Inc. (MHC)                   NA          NA          NA           NA         NA           NA          NA
NBCP      Niagara Bancorp Inc. (MHC)                   NA          NA          NA       110.47         NA           NA      110.47
NWSB      Northwest Bancorp Inc. (MHC)              22.78       28.20      -19.22%      220.43     272.86       -19.21%     245.22
PBCT      People's Bank (MHC)                       13.83       16.36      -15.46%      170.63     201.94       -15.50%     198.03
PBHC      Pathfinder Bancorp Inc. (MHC)             25.25       30.15      -16.25%      152.01     181.52       -16.26%     178.08
PHSB      Peoples Home Savings Bk (MHC)                NA          NA          NA       137.02     163.46       -16.18%     137.02
PLSK      Pulaski Savings Bank (MHC)                23.98       30.36      -21.01%      111.59     141.26       -21.00%     111.59
PULB      Pulaski Bank, FSB (MHC)                   23.37       34.78      -32.81%      181.13     269.59       -32.81%     181.13
SBFL      Finger Lakes Financial (MHC)              39.29       58.93      -33.33%      179.74     269.61       -33.33%     179.74
SKBO      First Carnegie Deposit (MHC)              30.41          NA          NA       105.83     131.22       -19.35%     105.83
WAYN      Wayne Savings Bancshares (MHC)            25.00       30.67      -18.49%      181.09     233.74       -22.53%     181.09
WCFB      Webster City Federal SB (MHC)             23.83       26.56      -10.28%      141.86     158.14       -10.29%     141.86
WEBK      West Essex Bancorp (MHC)                     NA          NA          NA           NA         NA           NA          NA


                         All MHC's Average          23.99       30.73      -21.73%      153.24     200.86       -21.39%     160.55
                         All MHC's Median           23.64       30.36      -19.22%      153.87     190.68       -19.35%     156.32



                                                  ------------------------------------------------------------------
                                                                                    Price Multiple Changes
                                                  ------------------------------------------------------------------
                                                     08/13/98
                                                     Tangible     Percentage     10/05/98    08/13/98    Percentage
                                                     Bk Value      Change         Assets      Assets       Change
Ticker            Short Name                            (%)          (%)           (%)         (%)          (%)
--------------------------------------------------------------------------------------------------------------------
          FLORIDA MHC'S
CMSV      Community Savings Bnkshrs(MHC)               190.68       -40.19%       12.66        21.12       -40.06%
FFFL      Fidelity Bankshares Inc. (MHC)                   NA           NA        10.54        12.04       -12.46%


                         State MHC's Average           190.68       -40.19%       11.60        16.58       -26.26%
                         State MHC's Median            190.68       -40.19%       11.60        16.58       -26.26%

          ALL MUTUAL HOLDING COMPANIES
ALLB      Alliance Bank (MHC)                          242.83       -36.93%       16.37        25.95       -36.92%
BCSB      BCSB Bankcorp Inc. (MHC)                         NA           NA           NA           NA           NA
BRKL      Brookline Bancorp (MHC)                      137.28       -14.66%       38.64        45.28       -14.66%
CMSV      Community Savings Bnkshrs(MHC)               190.68       -40.19%       12.66        21.12       -40.06%
FFFL      Fidelity Bankshares Inc. (MHC)                   NA           NA        10.54        12.04       -12.46%
FFSX      First Fed SB of Siouxland(MHC)               251.47       -21.67%       12.10        15.45       -21.68%
GBNK      Gaston Federal Bancorp (MHC)                 144.29       -22.28%       22.75        29.27       -22.28%
HARS      Harris Financial Inc. (MHC)                  359.11       -28.03%       18.99        26.38       -28.01%
JXSB      Jacksonville Savings Bk (MHC)                176.06       -12.20%       16.30        18.28       -10.83%
LFED      Leeds Federal Bankshares (MHC)               178.57       -11.49%       25.74        29.46       -12.63%
LIBB      Liberty Bancorp Inc. (MHC)                       NA           NA           NA           NA           NA
NBCP      Niagara Bancorp Inc. (MHC)                       NA           NA        21.01           NA           NA
NWSB      Northwest Bancorp Inc. (MHC)                 303.54       -19.21%       18.74        23.33       -19.67%
PBCT      People's Bank (MHC)                          234.38       -15.51%       16.07        19.02       -15.51%
PBHC      Pathfinder Bancorp Inc. (MHC)                212.66       -16.26%       18.40        21.98       -16.29%
PHSB      Peoples Home Savings Bk (MHC)                163.46       -16.18%       17.35        20.69       -16.14%
PLSK      Pulaski Savings Bank (MHC)                   141.26       -21.00%       13.19        16.70       -21.02%
PULB      Pulaski Bank, FSB (MHC)                      269.59       -32.81%       24.22        36.05       -32.82%
SBFL      Finger Lakes Financial (MHC)                 269.61       -33.33%       15.20        22.80       -33.33%
SKBO      First Carnegie Deposit (MHC)                 131.22       -19.35%       17.77        22.12       -19.67%
WAYN      Wayne Savings Bancshares (MHC)               233.74       -22.53%       17.25        21.99       -21.56%
WCFB      Webster City Federal SB (MHC)                158.14       -10.29%       33.20        37.01       -10.29%
WEBK      West Essex Bancorp (MHC)                         NA           NA           NA           NA           NA


                         All MHC's Average             210.99       -21.88%       19.32        24.47       -21.36%
                         All MHC's Median              201.67       -20.18%       17.56        22.12       -19.67%



                       EXHIBIT 2
                  INDUSTRY MULTIPLES
          PRICING DATA AS OF OCTOBER 5, 1998



                                                                                    -----------------------------------------------
                                                                                                Current Price in Relation to
                                                         Current       Current      -----------------------------------------------
                                                          Stock         Market                                     Price/
                                                          Price         Value     Earnings      LTM EPS     LTM Core EPS
Ticker                              Short Name             ($)           ($M)        (x)          (x)              (x)
----------------------------------------------------------------------------------------------------------------------------------
%CCMD    Chevy Chase Bank FSB                                NA            NA           NA           NA               NA
AABC     Access Anytime Bancorp Inc.                      8.125          9.89        33.85         6.66             7.39
ABBK     Abington Bancorp Inc.                           14.750         51.66        12.29        12.61            16.76
ABCL     Alliance Bancorp                                18.000        205.82        32.14        14.06            12.24
ABCW     Anchor BanCorp Wisconsin                        19.500        346.71        14.77        16.96            19.50
AFBC     Advance Financial Bancorp                       14.000         14.43        21.88        16.47            18.92
AFED     AFSALA Bancorp Inc.                             13.875         18.30        38.54        17.79            16.32
AHCI     Ambanc Holding Co.                              13.000         53.37       108.33        24.53            22.81
ALBC     Albion Banc Corp.                                7.750          5.83        16.15        15.20            16.15
ALBK     ALBANK Financial Corp.                          47.375        629.22        16.01        14.62            14.67
AMFC     AMB Financial Corp.                             15.000         13.05        34.09        15.79            24.59
ANA      Acadiana Bancshares Inc.                        17.750         40.45        16.44        14.55            15.57
ANDB     Andover Bancorp Inc.                            28.375        183.89         9.09        12.07            12.39
ANE      Alliance Bncp of New England                     9.625         22.06        10.03        10.69            21.88
ASBI     Ameriana Bancorp                                18.125         58.96        16.18        15.63            18.13
ASBP     ASB Financial Corp.                             11.250         18.62        14.80        16.79            16.79
ASFC     Astoria Financial Corp.                         35.500        944.07        10.44        10.82            11.91
ATSB     AmTrust Capital Corp.                           15.500          7.91        29.81        27.19            62.00
AVND     Avondale Financial Corp.                        10.188         29.99         4.63           NM               NM
BANC     BankAtlantic Bancorp Inc.                        6.500        204.37        10.83         9.7             21.67
BDJI     First Federal Bancorp.                          13.750         13.73        12.28        14.18            14.03
BFD      BostonFed Bancorp Inc.                          16.625         89.23        12.59        12.89            15.99
BFFC     Big Foot Financial Corp.                        14.563         36.31        30.34        29.72            40.45
BFSB     Bedford Bancshares Inc.                         11.125         25.56        12.64        14.64            14.64
BKC      American Bank of Connecticut                    18.750         87.88         9.97        10.47            12.42
BKCT     Bancorp Connecticut Inc.                        16.500         84.39        13.31        14.35            16.67
BKUNA    BankUnited Financial Corp.                       9.063        161.19        32.37        19.28            32.37
BNKU     Bank United Corp.                               32.250      1,019.01        10.90         9.43            10.02
BPLS     Bank Plus Corp.                                  4.375         84.83           NM        11.82             7.95
BRBI     Blue River Bancshares Inc.                       8.750         13.13           NM           NA               NA
BTHL     Bethel Bancorp                                  12.500         15.15        16.45        13.02            16.89
BVCC     Bay View Capital Corp.                          15.375        311.80        15.38        18.98            10.68
BWFC     Bank West Financial Corp.                        9.000         23.61        75.00        27.27            26.47
BYFC     Broadway Financial Corp.                         8.750          8.16        24.31        14.34            39.77
BYS      Bay State Bancorp                               22.000         55.78        25.00           NA               NA
CAFI     Camco Financial Corp.                           16.000         87.58        12.90        12.60            17.39
CASB     Cascade Financial Corp.                         12.000         50.56        14.29        16.00            17.91
CASH     First Midwest Financial Inc.                    18.000         46.90        13.64        17.31            19.35
CATB     Catskill Financial Corp.                        13.000         57.67        13.54        14.29            14.44
CAVB     Cavalry Bancorp Inc.                            18.500        139.46        21.02           NA               NA
CBCI     Calumet Bancorp Inc.                            30.000         94.36        18.29        10.75            10.68
CBES     CBES Bancorp Inc.                               17.750         16.68        13.45        15.99            22.19
CBK      Citizens First Financial Corp.                  16.000         38.54        23.53        20.78            37.21
CBSA     Coastal Bancorp Inc.                            15.500        117.27         7.60         7.83             7.64
CEBK     Central Co-operative Bank                       18.500         36.35        13.60        11.64            15.42
CENB     Century Bancorp Inc.                            13.500         17.16        12.98        12.74            12.86
CFB      Commercial Federal Corp.                        20.625      1,245.56        11.99        12.73            10.31
CFCP     Coastal Financial Corp.                         17.000        106.35        15.74        16.50            20.48
CFFC     Community Financial Corp.                       12.500         32.13        16.45        18.12            18.94
CFKY     Columbia Financial of Kentucky                  13.000         34.73           NA           NA               NA
CFNC     Carolina Fincorp Inc.                            8.750         16.67        10.94        14.34            12.87
CFSB     CFSB Bancorp Inc.                               21.375        174.57        14.44        15.95            17.67
CFTP     Community Federal Bancorp                       14.250         62.68        16.96        21.27            24.57
CIBI     Community Investors Bancorp                     12.000         15.03        18.75        17.65            17.65
CITZ     CFS Bancorp Inc.                                 9.688        216.96           NA           NA               NA
CKFB     CKF Bancorp Inc.                                16.500         13.92        18.75        16.50            16.50
CLAS     Classic Bancshares Inc.                         14.500         18.84        22.66        18.35            23.77
CMRN     Cameron Financial Corp                          16.625         40.46        14.84        16.46            16.63
CMSB     Commonwealth Bancorp Inc.                       14.000        213.84        35.00        16.28            23.33
CNIT     CENIT Bancorp Inc.                              17.875         89.70        14.42        13.75            14.90
CNSB     CNS Bancorp Inc.                                13.500         20.14        28.13        25.47            30.00
CNY      Carver Bancorp Inc.                              9.250         21.41        16.52        19.27            22.02
COFI     Charter One Financial                           21.250      2,843.93        10.63        16.87            12.35
CONE     Conestoga Bancorp, Inc.                             NA            NA           NA           NA               NA
COOP     Cooperative Bankshares Inc.                     13.250         40.22        15.77        17.91            19.49
CRSB     Crusader Holding Corp.                          12.000         45.99         8.82         9.45            10.34
CRZY     Crazy Woman Creek Bancorp                       12.500         11.47        16.45        15.06            15.06
CSBF     CSB Financial Group Inc.                         9.75           8           20.31        26.35            27.86
CVAL     Chester Valley Bancorp Inc.                     26.000         60.54        24.07        17.57            18.57
DCBI     Delphos Citizens Bancorp Inc.                   16.000         29.57        17.39        17.78            17.78
DCOM     Dime Community Bancshares Inc.                  19.250        234.40        14.15        17.66            18.51
DME      Dime Bancorp Inc.                               22.438      2,553.22        11.22        14.48            23.37
DNFC     D & N Financial Corp.                           18.125        165.97        10.79        11.12            13.43
DSL      Downey Financial Corp.                          21.375        600.74        10.08        10.58            12.57
EBI      Equality Bancorp Inc.                           12.875         32.44        21.46           NA               NA




                          ---------------------------------------------------
                                  Current Price in Relation to
                          ---------------------------------------------------
                                                                        Current               LTM
           Price/                        Tangible                      Dividend          Dividend
           Core       Book Value       Book Value         Assets          Yield      Payout Ratio
Ticker      (x)             (%)              (%)            (%)            (%)                (%)
------     --------------------------------------------------------------------------------------
%CCMD         NA              NA               NA             NA             NA                NA
AABC      101.56          106.77           106.77           8.46          0.000              0.00
ABBK       23.05          149.75           164.25           9.54          1.356             25.64
ABCL       14.06          113.92           114.87           9.95          2.444             34.38
ABCW       18.06          265.31           269.34          16.91          1.026             14.35
AFBC       35.00           96.69            96.69          12.64          2.286             37.65
AFED       23.13           85.49            85.49          10.94          2.018             30.77
AHCI       20.31           91.42            91.42           9.44          1.846             41.51
ALBC       16.15           92.59            92.59           7.87          1.548             32.67
ALBK       16.01          165.07           208.52          15.16          1.773             23.15
AMFC       23.44           97.28            97.28          12.34          1.867             28.42
ANA        17.07          101.31           101.31          14.91          2.479             34.43
ANDB        9.33          161.13           161.13          13.21          2.537             26.38
ANE        18.51          121.84           124.51           9.51          2.078             14.80
ASBI       18.88          129.19           131.53          15.71          3.531             55.17
ASBP       14.80          128.42           128.42          15.99          3.556            358.21
ASFC       11.53          105.53           147.30           8.14          2.254             21.34
ATSB          NM          105.73           106.82          11.45          1.290             35.09
AVND          NM           71.70            71.70           5.99          0.000              0.00
BANC       14.77           93.39           120.82           6.35          1.538                NM
BDJI       12.28          108.27           108.27          11.32          0.000                 0
BFD        17.32          102.75           106.43           8.47          2.406             24.03
BFFC       60.68           96.06            96.06          16.59          0.000              0.00
BFSB       12.64          123.34           123.34          16.36          2.876             38.16
BKC        11.16          148.22           152.81          12.82          4.267             45.25
BKCT       15.28          172.23           172.23          17.04          3.273             44.78
BKUNA         NM           88.08           105.38           4.50          0.000              0.00
BNKU       12.03          152.19           167.53           7.78          1.984             18.13
BPLS          NM           45.81            49.94           1.98          0.000              0.00
BRBI          NA              NA               NA             NA          0.000                NA
BTHL       19.53           91.17           108.60           6.89          2.560             20.83
BVCC       10.39           79.13           122.02           5.45          2.602             46.91
BWFC       28.13          101.47           101.47          13.01          0.000             66.67
BYFC       24.31           62.41            62.41           5.93          2.286             30.36
BYS        20.37           80.76            80.76          19.39          0.000                NA
CAFI       18.18          150.80           160.32          14.91          2.563             28.87
CASB       17.65          162.82           162.82          11.53          0.000              0.00
CASH       14.52          109.76           122.87          11.17          2.667             43.27
CATB       14.13           82.70            82.70          18.84          2.846             34.07
CAVB       25.69          138.37           138.37          41.04          1.081                NA
CBCI       18.75          108.15           108.15          19.18          0.000              0.00
CBES       24.65           98.94            98.94          13.48          2.704             37.84
CBK        36.36          103.03           103.03          14.38          0.000                 0
CBSA        7.60          103.33           118.59           3.93          2.065             16.16
CEBK       15.95           97.68           107.25           9.52          1.730             20.13
CENB       13.50           91.59            91.59          17.71          5.037                NM
CFB        10.74          134.89           152.21           9.80          1.067             13.07
CFCP       19.32          292.10           292.10          17.24          1.647             26.46
CFFC       19.53          124.38           124.88          17.53          0.000             40.58
CFKY          NA           92.72            92.72          29.19          2.154                NA
CFNC       11.51          108.29           108.29          14.64          2.743                NM
CFSB       16.70          264.54           264.54          20.59          2.433             34.35
CFTP       23.75           95.96            95.96          23.81          2.246             47.01
CIBI       18.75          146.88           146.88          14.82          2.000             31.35
CITZ          NA              NA               NA             NA          3.303                NA
CKFB       18.75           95.43            95.43          22.17          3.273             50.00
CLAS       22.66           91.83           106.77          13.66          2.207             35.44
CMRN       14.84           92.26            92.26          18.33          1.684             27.72
CMSB       35.00          108.44           137.66           9.15          2.286             34.88
CNIT       16.55          164.90           178.04          13.70          2.238             28.20
CNSB       42.19           91.46            91.46          22.66          2.222             45.28
CNY        16.52           59.64            61.71           5.01          0.000              0.00
COFI       11.07          192.48           204.52          14.37          2.509             38.47
CONE          NA              NA               NA             NA             NA             28.17
COOP       15.77          132.50           132.50          10.53          0.000              0.00
CRSB       10.00          198.02           209.06          22.76          0.000              0.00
CRZY       16.45           81.43            81.43          19.09          3.200             48.19
CSBF       20.31           73.09            77.44          16.95              0              0.00
CVAL       21.67          199.54           199.54          16.85          1.612             31.20
DCBI       17.39          107.82           107.82          26.04          1.500             13.33
DCOM       15.52          125.82           144.41          14.43          2.078             21.10
DME        40.07          191.45           232.76          12.18          0.000             10.97
DNFC       13.33          156.93           158.16           8.74          1.103             11.72
DSL        13.36          130.89           132.27          10.30          1.497             15.28
EBI           NM          123.80           123.80          11.86          1.864                NA


                       EXHIBIT 2
                  INDUSTRY MULTIPLES
          PRICING DATA AS OF OCTOBER 5, 1998


                                                                                  -----------------------------------------------
                                                                                           Current Price in Relation to
                                                                                  -----------------------------------------------
                                                         Current       Current
                                                          Stock         Market                                     Price/
                                                          Price         Value     Earnings      LTM EPS     LTM Core EPS
Ticker                              Short Name             ($)           ($M)        (x)          (x)              (x)
----------------------------------------------------------------------------------------------------------------------------------

EBSI     Eagle Bancshares                                18.000        104.58         9.00        12.24            12.59
EFBC     Empire Federal Bancorp Inc.                     13.000         32.25        19.12        19.40            19.40
EFBI     Enterprise Federal Bancorp                      38.000         84.02        30.65        32.76            38.38
EFC      EFC Bancorp Inc.                                10.125         75.85           NA           NA               NA
EGLB     Eagle BancGroup Inc.                            14.500         16.21        20.14        26.36            76.32
EMLD     Emerald Financial Corp.                         10.188        104.67        14.98        15.92            17.27
EQSB     Equitable Federal Savings Bank                  23.750         29.17        14.48        13.65            14.31
ESBF     ESB Financial Corp.                             16.063         86.56        14.87        15.45            15.6
ESBK     Elmira Savings Bank (The)                       23.000         16.71        13.37        15.33            18.70
ESX      Essex Bancorp Inc.                               2.125          2.25           NM           NM               NM
ETFS     East Texas Financial Services                   13.250         19.40        41.41        30.81            35.81
FAB      FIRSTFED AMERICA BANCORP INC.                   13.000        102.16        14.77        15.12            18.57
FBBC     First Bell Bancorp Inc.                         15.000         97.47        11.36        11.72            11.81
FBCI     Fidelity Bancorp Inc.                           19.000         53.84        14.84           NA               NA
FBCV     1ST Bancorp                                     42.000         46.04        25.61        24.28            34.43
FBER     1st Bergen Bancorp                              19.000         49.12        20.65        22.62            22.62
FBHC     Fort Bend Holding Corp.                         19.500         35.43        20.31        20.74            30.95
FBNW     FirstBank Corp.                                 16.000         30.15        16.00           NA               NA
FBSI     First Bancshares Inc.                           12.625         27.95        16.61        14.85            15.03
FCB      Falmouth Bancorp Inc.                           15.750         22.91        19.69        19.44            26.25
FCBF     FCB Financial Corp.                             24.000         92.57        13.33        13.33            15.09
FCBH     Virginia Beach Fed. Financial                   17.938         89.37        22.42        21.35            27.6
FCBK     First Coastal Bankshares                            NA            NA           NA           NA               NA
FCME     First Coastal Corp.                              9.875         13.44        11.76        11.22            12.34
FDEF     First Defiance Financial                        11.875         96.87        14.84        17.99            18.85
FDTR     Federal Trust Corp.                              2.750         13.59        34.38           NA               NA
FED      FirstFed Financial Corp.                        15.375        326.18         9.61        11.22            11.92
FESX     First Essex Bancorp Inc.                        14.938        112.97        10.67        11.23            12.99
FFBH     First Federal Bancshares of AR                  18.125         84.30        14.62        15.10            15.36
FFBI     First Financial Bancorp Inc.                    25.250         10.49        52.60        84.17            41.39
FFBS     FFBS BanCorp Inc.                               22.250         34.98        18.54        18.54            18.54
FFBZ     First Federal Bancorp Inc.                      10.000         31.51        17.86        20.00            21.28
FFCH     First Financial Holdings Inc.                   16.813        229.25        14.01        14.62            15.28
FFDB     FirstFed Bancorp Inc.                           11.000         26.78        18.33        16.67            16.67
FFDF     FFD Financial Corp.                             16.000         23.13        12.90        22.54            32.00
FFED     Fidelity Federal Bancorp                         5.250         16.42        10.10           NM               NM
FFES     First Federal of East Hartford                  24.375         66.96        10.88        11.66            10.79
FFFD     North Central Bancshares Inc.                   16.625         51.59        11.88        12.50            13.09
FFHH     FSF Financial Corp.                             15.125         44.29        14.00        13.75            14.40
FFHS     First Franklin Corp.                            15.625         27.86        15.63        15.02            17.36
FFIC     Flushing Financial Corp.                        14.625        171.35        14.63        16.81            16.25
FFKY     First Federal Financial Corp.                   25.000        103.24        16.03        16.45            17.12
FFLC     FFLC Bancorp Inc.                               17.250         64.55        14.87        16.59            17.42
FFOH     Fidelity Financial of Ohio                      13.500         75.59        16.07        15.34            15.88
FFPB     First Palm Beach Bancorp Inc.                   31.125        160.16        33.83        19.95            37.50
FFSL     First Independence Corp.                        10.125          9.69         9.38        11.91            11.91
FFWC     FFW Corp.                                       14.750         21.51        11.52        11.17            12.83
FFWD     Wood Bancorp Inc.                               15.375         41.28        17.47        17.88            21.96
FFYF     FFY Financial Corp.                             26.750        107.29        13.38        13.51            13.79
FGHC     First Georgia Holding Inc.                       9.250         44.39        23.13        24.34            24.34
FIBC     Financial Bancorp Inc.                          31.750         54.19        17.26        18.46            19.13
FISB     First Indiana Corp.                             20.250        258.82        14.46        14.26            20.25
FKAN     First Kansas Financial Corp.                     9.875         15.35           NA           NA               NA
FKFS     First Keystone Financial                        13.375         32.28        10.79        11.05            12.50
FKKY     Frankfort First Bancorp Inc.                    14.250         22.75        14.84        14.84            14.84
FLAG     FLAG Financial Corp.                            14.000         72.46        19.44        20.59            28.00
FLFC     First Liberty Financial Corp.                   18.438        246.49        24.26        25.26            22.76
FLGS     Flagstar Bancorp Inc.                           21.500        293.91         7.36        10.00            10.00
FLKY     First Lancaster Bancshares                      12.625         12.11        21.04        22.15            22.15
FMBD     First Mutual Bancorp Inc.                       16.500         58.25        25.78        39.29            50.00
FMCO     FMS Financial Corp.                              9.000         64.98        12.50        12.68            12.68
FMSB     First Mutual Savings Bank                       14.000         59.42        12.07        12.39            14.14
FNGB     First Northern Capital Corp.                    10.500         93.02        13.82        14.58            15.67
FPRY     First Financial Bancorp                             NA            NA           NA           NA               NA
FSBI     Fidelity Bancorp Inc.                           20.000         39.48        13.89        14.08            14.39
FSFF     First SecurityFed Financial                     12.625         80.90        14.35           NA               NA
FSLA     First Source Bancorp Inc.                        7.750        246.06           NA           NA               NA
FSNJ     Bayonne Bancshares Inc.                         13.250        120.50        27.60           NA               NA
FSPT     FirstSpartan Financial Corp.                    28.000        117.85        14.89           NA               NA
FSSB     First FS&LA of San Bernardino                    9.625          3.16           NM           NM               NM
FSTC     First Citizens Corp.                            26.000         72.73        14.77        14.61            17.22
FTF      Texarkana First Financial Corp                  21.875         38.01        11.16        11.89            12.5
FTFC     First Federal Capital Corp.                     13.875        257.15        14.45        14.45            24.34
FTNB     Fulton Bancorp Inc.                             17.000         29.23        30.36        24.29            31.48
FTSB     Fort Thomas Financial Corp.                     12.500         18.43        15.63        15.43            15.43



                          ---------------------------------------------------
                                  Current Price in Relation to
                          ---------------------------------------------------
                                                                        Current               LTM
           Price/                        Tangible                      Dividend          Dividend
           Core       Book Value       Book Value         Assets          Yield      Payout Ratio
Ticker      (x)             (%)              (%)            (%)            (%)                (%)
------     --------------------------------------------------------------------------------------

EBSI     10.00          134.73           134.73           9.33          3.556             41.50
EFBC     19.12           83.23            83.23          30.16          2.462             45.52
EFBI     30.65          229.33           234.28          20.65          2.632             86.21
EFC         NA           80.61            80.61          19.07          0.000                NA
EGLB     90.63           81.37            81.37           9.80          0.000              0.00
EMLD     15.92          199.37           201.74          16.95          1.374             20.31
EQSB     15.63          161.90           161.90           8.29          0.000              0.00
ESBF     15.45          135.67           151.97           9.52          2.241             32.25
ESBK     13.37          113.02           113.02           7.21          2.783             41.65
ESX         NM              NM            30.53           1.05          0.000              0.00
ETFS     55.21           96.29            96.29          16.64          0.000             34.86
FAB      18.06           82.49            82.49           8.17          1.538              5.81
FBBC     11.36          127.33           127.33          12.93          2.667             31.25
FBCI     14.84          101.23           101.39          10.73          0.000                NA
FBCV     55.26          192.22           195.99          17.63          0.635             15.24
FBER     20.65          140.85           140.85          16.33          1.474             23.81
FBHC     30.47          155.75           164.70          11.13          0.000             37.23
FBNW     44.44           96.79            96.79          16.32          2.000                NA
FBSI     16.61          114.67           119.55          16.23          0.950             12.94
FCB      28.13           96.98            96.98          20.73          1.524             27.16
FCBF     16.22          122.82           122.82          17.96          3.667             45.56
FCBH     32.03          200.20           200.20          14.29          1.338             25
FCBK        NA              NA               NA             NA             NA                NA
FCME     12.99           87.39            87.39           7.82          0.000              0.00
FDEF     15.63           93.80            93.80          16.64          3.032             53.03
FDTR     34.38          105.77           105.77           8.94          0.000                NA
FED      10.68          135.7            136.55           8.13              0                 0
FESX     15.56          120.37           165.79           8.59          3.749             40.60
FFBH     15.10          103.81           103.81          15.27          1.545             21.67
FFBI        NM          137.45           137.45          12.69          0.000                 0
FFBS     18.54          147.64           147.64          25.92          2.247            208.33
FFBZ     19.23          191.20           191.20          15.19          1.600             27.00
FFCH     15.01          188.49           188.49          12.23          2.498             35.22
FFDB     18.33          150.48           162.96          14.88          2.545             37.88
FFDF     40.00          146.12           146.12          25.42          1.875            676.06
FFED     10.94          218.75           218.75           8.33          0.000                NM
FFES     10.88           94.73            94.73           6.82          2.790             30.62
FFFD     11.88          105.69           121.97          15.70          1.925             21.43
FFHH     15.76           92.39            92.39          10.71          3.306             45.45
FFHS     16.98          128.50           129.03          11.72          1.920             26.45
FFIC     14.63          122.59           127.28          15.69          1.641             21.45
FFKY     16.89          188.82           198.89          25.20          2.400             36.84
FFLC     14.87          122.25           122.25          15.65          2.087             31.15
FFOH     16.07          114.50           128.69          14.21          2.370            147.73
FFPB     77.81          132.33           135.09           9.06          2.249             43.27
FFSL      9.38           82.05            82.05           7.86          2.963             32.35
FFWC     20.49          112.42           122.20          10.58          2.847             28.41
FFWD     24.02          181.95           181.95          24.69          2.341             38.37
FFYF     13.93          127.38           127.38          16.46          2.991             39.14
FGHC     23.13          301.30           322.30          24.55          0.000             17.55
FIBC     18.04          188.65           189.44          15.89          0.000             26.16
FISB     23.01          161.48           163.17          14.78          2.370             30.99
FKAN        NA           73.37            74.30          14.48          0.000                NA
FKFS     11.53          127.02           127.02           8.26          1.495             12.40
FKKY     14.84          101.64           101.64          17.16          5.614             81.25
FLAG     31.82          187.67           187.67          16.36          1.714             33.84
FLFC     21.95          210.00           229.33          16.31          1.627             39.49
FLGS      7.36          205.94           211.61          11.42          1.302              8.84
FLKY     21.04           85.71            85.71          22.52          4.752             87.72
FMBD     31.73          104.96           134.80          15.35          1.939             76.19
FMCO     12.50          158.17           159.29           9.62          1.333             14.07
FMSB     14.58          174.56           174.56          12.62          1.429             47.19
FNGB     15.44          123.67           123.67          13.47          3.429             47.22
FPRY        NA              NA               NA             NA             NA             39.66
FSBI     14.71          140.55           140.55           9.97          0.000             21.55
FSFF     14.35           89.86            90.11          24.44          0.000                NA
FSLA        NA           94.86            97.98          20.15          2.323                NA
FSNJ     27.60          125.71           125.71          17.21          1.887                NA
FSPT     16.28           94.69            94.69          23.01          2.143                NA
FSSB        NM           70.36            73.03           3.05              0              0.00
FSTC     19.12          191.74           233.60          19.14          1.385             17.60
FTF      11.64          134.78           134.78          20.05          2.926             30.43
FTFC     34.69          216.12           227.09          16.22          2.018             26.04
FTNB     42.50          114.63           114.63          26.54          1.765             31.43
FTSB     15.63          113.12           113.12          18.18          2.000             37.04


                       EXHIBIT 2
                  INDUSTRY MULTIPLES
          PRICING DATA AS OF OCTOBER 5, 1998


                                                                                    -----------------------------------------------
                                                                                             Current Price in Relation to
                                                                                    -----------------------------------------------
                                                         Current       Current
                                                          Stock         Market                                     Price/
                                                          Price         Value     Earnings      LTM EPS     LTM Core EPS
Ticker                              Short Name             ($)           ($M)        (x)          (x)              (x)
----------------------------------------------------------------------------------------------------------------------------------
FWWB     First Washington Bancorp Inc.                   22.500        262.05        17.58        17.72            19.4
GAF      GA Financial Inc.                               13.625         98.37        13.10        11.85            12.73
GDW      Golden West Financial                           77.750      4,478.37         9.67        11.19            11.43
GFCO     Glenway Financial Corp.                         19.000         43.57        14.39        16.38            16.38
GFED     Guaranty Federal Bcshs Inc.                     10.750         63.61        17.92           NA               NA
GLMR     Gilmer Financial Svcs, Inc.                     14.125          2.70           NM       117.71            20.77
GOSB     GSB Financial Corp.                             11.875         26.70        37.11           NA               NA
GPT      GreenPoint Financial Corp.                      27.500      2,293.03        12.73        14.03            13.75
GSB      Golden State Bancorp Inc.                       15.000      1,778.86         7.35         8.43             7.58
GSFC     Green Street Financial Corp.                    12.250         50.02        18.01        18.01            18.01
GSLA     GS Financial Corp.                              13.500         44.10        56.25        27.55            31.40
GTPS     Great American Bancorp                          17.875         26.97        24.83        29.3             29.3
GUPB     GFSB Bancorp Inc.                               14.000         15.50        17.5         18.42            18.42
HALL     Hallmark Capital Corp.                          11.750         34.53        11.75        12.11            13.06
HARB     Harbor Florida Bancshares Inc.                   9.625        295.87        13.37           NA            NA
HARL     Harleysville Savings Bank                       29.375         49.21        14.12        14.54            14.54
HAVN     Haven Bancorp Inc.                              12.563        111.17        24.16        12.82            12.20
HBBI     Home Building Bancorp                           24.000          7.48        25.00        21.05            22.02
HBEI     Home Bancorp of Elgin Inc.                      13.125         89.98        29.83        33.65            33.65
HBFW     Home Bancorp                                    26.750         62.89        20.27        20.90            21.40
HBNK     Highland Bancorp Inc.                           37.875         82.55        11.99        12.50            14.19
HBS      Haywood Bancshares Inc.                         17.750         22.19           NM        15.71            10.03
HBSC     Heritage Bancorp Inc.                           16.000         74.06           NA           NA               NA
HCBB     HCB Bancshares Inc.                             10.625         28.10        33.20           NA               NA
HCBC     High Country Bancorp Inc.                       12.000         15.87        20.00           NA               NA
HCFC     Home City Financial Corp.                       13.000         11.76        12.50        12.75            12.75
HEMT     HF Bancorp Inc.                                 15.375         98.23           NM           NM           139.77
HFBC     HopFed Bancorp Inc.                             15.750         63.53        18.75           NA               NA
HFFB     Harrodsburg First Fin Bancorp                   15.375         29.62        18.30        18.98            18.98
HFFC     HF Financial Corp.                              14.250         62.63         9.38        10.04            11.59
HFGI     Harrington Financial Group                       9.000         28.92           NM           NM               NM
HFSA     Hardin Bancorp Inc.                             16.500         13.47        17.93        16.02            18.13
HFWA     Heritage Financial Corp.                        10.250        101.52        21.35           NA               NA
HHFC     Harvest Home Financial Corp.                    12.875         11.32        18.93        21.46            22.59
HIFS     Hingham Instit. for Savings                     24.750         32.41        11.25        11.79            11.90
HLFC     Home Loan Financial Corp.                       12.750         28.67        21.25           NA               NA
HMLK     Hemlock Federal Financial Corp                  14.000         27.51        15.91        16.09            16.28
HMNF     HMN Financial Inc.                              14.250         77.14        25.45        16.19            22.62
HOMF     Home Federal Bancorp                            22.250        114.35        12.36        11.71            14.93
HPBC     Home Port Bancorp Inc.                          20.000         36.84         9.43        11.70            10.53
HRBF     Harbor Federal Bancorp Inc.                     19.750         36.79        18.29        20.15            20.79
HRBT     Hudson River Bancorp                            10.000        178.54           NA           NA               NA
HRZB     Horizon Financial Corp.                         12.750         95.47        11.38        11.49            11.81
HSTD     Homestead Bancorp Inc.                           7.750         11.41           NA           NA               NA
HTHR     Hawthorne Financial Corp.                       13.875         71.98         6.19         9.07             7.71
HWEN     Home Financial Bancorp                           7.750          7.00        16.15        16.49            21.53
HZFS     Horizon Financial Svcs Corp.                    15.375         13.53           NM        22.28            18.75
ICBC     Independence Comm. Bank Corp.                   13.000        988.57        21.67           NA               NA
IFSB     Independence Federal Svgs Bank                  14.625         18.74         2.49         5.69            22.16
INBI     Industrial Bancorp Inc.                         17.500         87.76        15.09        15.91            15.91
IPSW     Ipswich Savings Bank                            12.500         29.87        13.02        12.02            12.02
ITLA     ITLA Capital Corp.                              12.063         92.89         6.56         7.01             7.01
IWBK     InterWest Bancorp Inc.                          22.125        346.65        27.66        15.80            17.99
JSB      JSB Financial Inc.                              49.938        492.07         8.38        11.00            13.07
JSBA     Jefferson Savings Bancorp Inc.                  14.500        145.55        20.14        16.11            18.59
JXVL     Jacksonville Bancorp Inc.                       15.875         38.45        12.80        12.6             12.6
KFBI     Klamath First Bancorp                           16.500        163.63        15.87        17.74            17.93
KNK      Kankakee Bancorp Inc.                           26.500         36.57        16.16        13.66            14.25
KSAV     KS Bancorp Inc.                                     NA            NA           NA           NA               NA
KSBK     KSB Bancorp Inc.                                14.125         17.78        10.39        10.02            10.24
KYF      Kentucky First Bancorp Inc.                     12.875         15.41        20.12        17.17            17.40
LARK     Landmark Bancshares Inc.                        20.875         31.16        14.91        14.80            17.54
LARL     Laurel Capital Group Inc.                       18.000         39.71        13.64        13.64            13.33
LFBI     Little Falls Bancorp Inc.                       14.000         34.69        15.91        17.50            17.50
LFCO     Life Financial Corp.                             3.750         24.58         5.51         1.87             1.79
LO       Local Financial Corp.                            8.625        177.13         9.80           NA               NA
LOGN     Logansport Financial Corp.                      14.750         18.61        14.75        14.75            14.46
LONF     London Financial Corp.                          15.25           7.78        15.25        17.73            19.06
LSBI     LSB Financial Corp.                             28.500         27.10        14.25        15.08            17.48
LSBX     Lawrence Savings Bank                           10.500         45.46         6.40         5.17             5.25
LVSB     Lakeview Financial Corp.                        22.000        107.37         9.02         9.65            22.22
LXMO     Lexington B&L Financial Corp.                   13.000         13.11        21.67        20.97            20.97
MAFB     MAF Bancorp Inc.                                22.375        505.86        13.32        14.07            14.72
MARN     Marion Capital Holdings                         23.375         39.84        16.23        18.41            18.41
MASB     MASSBANK Corp.                                  37.000        133.21        12.67        12.67            14.68



                          ---------------------------------------------------
                                  Current Price in Relation to
                          ---------------------------------------------------
                                                                        Current               LTM
           Price/                        Tangible                      Dividend          Dividend
           Core       Book Value       Book Value         Assets          Yield      Payout Ratio
Ticker      (x)             (%)              (%)            (%)            (%)                (%)
------     --------------------------------------------------------------------------------------


FWWB     19.4           137.61           166.54          19.32          1.600             22.90
GAF      14.19           91.20            92.06          11.74          0.000             43.48
GDW      10.80          153.17           153.17          11.46          0.643              6.98
GFCO     14.84          148.44           149.61          14.30          2.316             35.34
GFED     17.92           89.51            89.51          25.75          2.977                NA
GLMR        NM           71.05            71.05           6.41          0.000              0.00
GOSB     37.11           83.04            83.04          20.68          1.011                NA
GPT      12.73          155.81           275.55          17.84          2.327             29.08
GSB       6.94           74.11            88.29           4.59          0.000            330.06
GSFC     18.01           82.71            82.71          28.87          3.918             88.24
GSLA     56.25           84.32            84.32          30.38          2.074             57.14
GTPS     24.83          104.72           104.72          19.14          2.462             67.21
GUPB     17.5           114.85           114.85          13.24          2.143             36.20
HALL     13.35           97.59            97.59           7.86          0.000                 0
HARB     14.15          114.45           115.69          22.44          2.701                NA
HARL     14.12          194.02           194.02          12.45          0.000             21.29
HAVN     15.70           94.25            98.61           4.91          2.388             30.61
HBBI     27.27          116.45           116.45          17.63          1.250             26.32
HBEI     29.83           93.75            93.75          24.47          3.048            102.56
HBFW     20.27          146.41           146.41          17.46          1.196             21.88
HBNK     11.99          195.64           195.64          15.39          1.320              8.25
HBS      13.45          100.40           103.68          14.63          3.380             52.21
HBSC        NA           78.20            78.20          24.62          1.875                NA
HCBB     33.20           73.53            74.40          12.68          2.259                NA
HCBC     20.00           86.83            86.83          15.78          0.000                NA
HCFC     12.50          108.60           108.60          15.07          0.000            377.45
HEMT        NM          116.92           136.67           9.36          0.000              0.00
HFBC     18.75          108.92           108.92          29.16          1.905                NA
HFFB     18.30           95.02            95.02          27.22          2.602             74.07
HFFC     13.70          110.64           110.64          10.99          0.000             19.72
HFGI        NM          130.06           130.06           6.09          1.333                NM
HFSA     19.64          100.00           100.00          10.10          3.636             49.51
HFWA     32.03          105.45           116.08          23.80          1.756                NA
HHFC     22.99          110.04           110.04          11.78          3.417             71.67
HIFS     11.67          143.15           143.15          13.49          1.616             30.48
HLFC     21.25           90.81            90.81          34.99          0.392                NA
HMLK     16.67           94.53            94.53          14.31          2.286             29.89
HMNF     23.75          109.28           119.05          10.67          1.684              4.55
HOMF     15.89          170.76           175.20          15.89          0.000             19.52
HPBC      9.43          162.34           162.34          14.14          4.000             46.78
HRBF     18.29          123.90           123.90          15.61          2.633             46.39
HRBT        NA              NA               NA             NA          0.000                NA
HRZB     12.26          111.84           111.84          17.26          3.451             75.68
HSTD        NA              NA               NA             NA          2.581                NA
HTHR      6.19           92.07            92.07           3.66          0.000              0.00
HWEN     24.22           95.92            95.92          16.92          1.290             21.28
HZFS     18.30          159.33           159.33          15.04          1.171             25.36
ICBC     21.67          102.93           109.06          20.65          0.000                NA
IFSB      8.50           88.53            96.92           7.05          1.709              9.73
INBI     15.09          143.56           143.56          22.92          3.429             50
IPSW     13.02          228.94           228.94          12.78          1.280             14.42
ITLA      6.56           87.1             87.35           9.09          0.000                 0
IWBK     19.75          206.39           212.95          14.74          2.531             34.76
JSB       9.83          129.21           129.21          31.41          3.204             33.04
JSBA     22.66          111.28           137.44          11.64          1.931             28.89
JXVL     12.80          109.63           109.63          15.84          3.150             39.68
KFBI     16.50          103.00           112.47          16.22          2.182             36.02
KNK      17.43           93.21           109.10           9.10          0.000             24.74
KSAV        NA              NA               NA             NA             NA             63.46
KSBK     10.39          141.68           161.24          11.27          0.000              3.55
KYF      20.12          110.90           110.90          19.48          3.883             66.67
LARK     20.07          107.94           107.94          14.10          0.000             39.01
LARL     11.84          167.75           167.75          17.85          3.333             32.83
LFBI     15.91           93.90           101.23           9.87          1.714             25.00
LFCO      5.51           41.16            41.16           5.20          0.000              0.00
LO       10.27          172.16           186.29           9.30          0.000                NA
LOGN     14.75          109.58           109.58          20.61          2.983             41.00
LONF     15.89          149.07           149.07          20.52          1.574            609.30
LSBI     18.27          139.30           139.30          12.43          1.404             18.65
LSBX      6.56          109.15           109.15          13.17          0.000              0.00
LVSB     42.31          189.66           282.78          18.08          1.136              8.23
LXMO     21.67           85.70            91.87          13.76          2.308             48.39
MAFB     14.34          180.44           202.12          14.15          1.251             13.21
MARN     16.23          105.82           108.12          20.54          3.765             69.29
MASB     14.92          121.55           123.17          14.30          0.000             33.56


                       EXHIBIT 2
                  INDUSTRY MULTIPLES
          PRICING DATA AS OF OCTOBER 5, 1998


                                                                                    -----------------------------------------------
                                                                                             Current Price in Relation to
                                                                                    -----------------------------------------------
                                                         Current       Current
                                                          Stock         Market                                     Price/
                                                          Price         Value     Earnings      LTM EPS     LTM Core EPS
Ticker                              Short Name             ($)           ($M)        (x)          (x)              (x)
----------------------------------------------------------------------------------------------------------------------------------
MBBC     Monterey Bay Bancorp Inc.                       12.750         50.02           NM        39.84            39.84
MBLF     MBLA Financial Corp.                            18.250         22.76        14.72        12.67            12.85
MBSP     Mitchell Bancorp Inc.                           15.500         14.53        55.36        31.00            31.00
MCBN     Mid-Coast Bancorp Inc.                           8.500          6.06        21.25        13.93            16.04
MDBK     Medford Bancorp Inc.                            16.250        144.78        11.95        12.90            13.66
MECH     MECH Financial Inc.                             23.500        124.44        12.50        14.51            14.60
METF     Metropolitan Financial Corp.                    10.125         71.39        14.06        10.89            12.66
MFBC     MFB Corp.                                       19.500         31.01        16.25        15.12            15.48
MFFC     Milton Federal Financial Corp.                  12.563         28.10        14.96        17.69            22.04
MFLR     Mayflower Co-operative Bank                     17.500         15.74        12.15        10.74            13.16
MIFC     Mid-Iowa Financial Corp.                        13.750         23.85        18.09        17.86            18.09
MIVI     Mississippi View Holding Co.                    20.000         14.80        20.83        21.05            21.28
MONT     Montgomery Financial Corp.                      11.375         18.80        14.97           NA               NA
MRKF     Market Financial Corp.                          11.625         15.53        24.22        22.79            22.79
MSBF     MSB Financial Inc.                              14.000         18.68        13.46        14.89            17.28
MSBK     Mutual Savings Bank FSB                          7.375         31.64        13.17           NM               NM
MWBI     Midwest Bancshares Inc.                         12.750         13.40         8.61         9.73            12.14
MWBX     MetroWest Bank                                   6.063         86.41        10.83        11.23            11.23
MYST     Mystic Financial Inc.                           11.000         28.31        15.28           NA               NA
NASB     NASB Financial Inc.                             65.500        146.70        11.70        12.17            14.92
NBN      Northeast Bancorp                                9.125         23.86         8.45        10.61            11.55
NBSI     North Bancshares Inc.                           11.625         14.80        58.13        35.23            38.75
NEIB     Northeast Indiana Bancorp                       17.250         28.00        11.35        12.15            12.15
NEP      Northeast PA Financial Corp.                    10.250         65.88           NA           NA               NA
NHTB     New Hampshire Thrift Bncshrs                    13.000         27.23         9.29         9.56            10.24
NMSB     NewMil Bancorp Inc.                             12.000         46.01        14.29        16.22            20.69
NSLB     NS&L Bancorp Inc.                               14.750          9.57        16.03        22.01            22.69
NSSY     NSS Bancorp Inc.                                42.500        101.07        23.10        18.16            22.37
NTBK     Net.B@nk Inc.                                   16.375        100.67         8.03           NM               NM
NTMG     Nutmeg Federal S&LA                             13.000         14.00        18.06        23.64            50
NWEQ     Northwest Equity Corp.                          18.750         15.47        12.02        12.67            13.59
OCFC     Ocean Financial Corp.                           14.000        215.38        15.22        14.58            14.58
OCN      Ocwen Financial Corp.                            6.125        372.23           NM        13.32            47.12
OFCP     Ottawa Financial Corp.                          21.500        122.21        14.93        16.93            18.86
OHSL     OHSL Financial Corp.                            14.000         34.95        15.91        16.47            17.72
OSFS     Ohio State Financial Services                   16.000         10.15           NA           NA               NA
OTFC     Oregon Trail Financial Corp.                    12.000         56.34        16.67           NA               NA
PBCI     Pamrapo Bancorp Inc.                            25.500         72.49        17.23        15.36            15.94
PBKB     People's Bancshares Inc.                        17.000         56.37         9.44        10.37            25.76
PBOC     PBOC Holdings Inc.                              10.250        224.23           NM           NA               NA
PCBC     Perry County Financial Corp.                    19.625         16.25        18.87        18.34            18.34
PDB      Piedmont Bancorp Inc.                            9.625         26.48        16.04        15.78            16.31
PEDE     Great Pee Dee Bancorp                           11.875         26.15        21.21           NA               NA
PEEK     Peekskill Financial Corp.                       14.500         41.43        21.32        21.97            21.64
PERM     Permanent Bancorp Inc.                          11.500         48.87        20.54        18.85            19.83
PFDC     Peoples Bancorp                                 20.625         69.61        17.19        16.37            16.37
PFED     Park Bancorp Inc.                               14.250         30.47        14.84        18.75            18.27
PFFB     PFF Bancorp Inc.                                14.500        223.88        12.95        14.36            15.59
PFFC     Peoples Financial Corp.                         11.000         14.87        19.64        17.19            29.73
PFNC     Progress Financial Corp.                        13.063         65.34        15.55        15.74            17.89
PFSB     PennFed Financial Services Inc                  12.250        113.14        10.94        10.56            10.94
PFSL     Pocahontas Bancorp Inc.                          8.500         56.82           NA           NA               NA
PHBK     Peoples Heritage Finl Group                     16.375      1,436.29        45.49        15.16            12.60
PHFC     Pittsburgh Home Financial Corp                  13.125         24.95        12.15        11.31            12.62
PRBC     Prestige Bancorp Inc.                           13.500         13.49        16.88        18.75            19.57
PROV     Provident Financial Holdings                    15.250         70.54        14.12        13.74            33.15
PSBI     PSB Bancorp Inc.                                 7.500         23.26           NA           NA               NA
PSFC     Peoples-Sidney Financial Corp.                  16.500         29.29        29.46        22.3             22.3
PSFI     PS Financial Inc.                               11.375         22.16        14.97        24.73            16.73
PTRS     Potters Financial Corp.                         13.875         12.83        12.85        14.30            15.77
PULS     Pulse Bancorp                                   27.250         85.03        15.84        15.84            15.84
PVFC     PVF Capital Corp.                               11.500         45.89        11.50         9.58            10.27
PVSA     Parkvale Financial Corp.                        27.750        143.54        12.85        13.21            13.21
PWBK     Pennwood Bancorp Inc.                            9.750          6.80       121.88        23.78            26.35
QCBC     Quaker City Bancorp Inc.                        14.563         84.86        11.74        12.77            13.00
QCFB     QCF Bancorp Inc.                                27.250         36.00        11.35        11.85            12.17
QCSB     Queens County Bancorp Inc.                      25.000        553.79        19.53        21.74            21.93
RARB     Raritan Bancorp Inc.                            32.000         75.95        20.00        20.38            20.38
RCBK     Richmond County Financial Corp                  13.750        363.32        15.63           NA               NA
RELI     Reliance Bancshares Inc.                         8.875         21.26        44.38        36.98            38.59
RELY     Reliance Bancorp Inc.                           26.750        245.20        14.54        13.44            14.15
RIVR     River Valley Bancorp                            14.500         17.26        12.95        12.61            14.22
ROSE     TR Financial Corp.                              23.813        419.78         9.60        10.73            12.60
RSLN     Roslyn Bancorp Inc.                             15.500        641.70        12.11        13.14            13.84
RVSB     Riverview Bancorp Inc.                          13.750         85.06        16.37           NA               NA



           --------------------------------------------------------
                       Current Price in Relation to
           --------------------------------------------------------
                                                                        Current               LTM
           Price/                       Tangible                       Dividend          Dividend
           Core       Book Value       Book Value         Assets          Yield      Payout Ratio
Ticker      (x)          (%)              (%)               (%)            (%)                (%)
------     --------------------------------------------------------------------------------------


MBBC     159.38           99.69           108.88          11.47          0.941             32.5
MBLF      15.21           81.73            81.73          11.20          3.288             34.72
MBSP      55.36           98.60            98.60          38.67          0.000             80.00
MCBN      30.36          115.65           115.65           9.28          2.353             30.61
MDBK      13.54          142.67           150.32          12.75          2.462             37.30
MECH      12.50          134.21           134.21          13.03          0.000              9.26
METF      16.88          180.48           194.71           6.74          0.000              0.00
MFBC      16.81           93.70            93.70          10.66          1.744             25.58
MFFC      22.43           99.86            99.86          11.95          4.776             84.51
MFLR      16.20          119.29           121.02          11.01          4.571             45.40
MIFC      18.09          177.88           178.11          17.66          0.582             10.39
MIVI      20.83          118.69           118.69          21.57          1.600             16.84
MONT      14.97           93.70            93.70          16.05          1.934                NA
MRKF      24.22           98.68            98.68          28.94          2.409            741.18
MSBF      15.91          140.70           140.70          23.43          2.143             28.04
MSBK      26.34           92.77            92.77           5.15          0.000              0.00
MWBI      12.26          117.51           117.51           8.40          2.510             18.32
MWBX      10.83          178.85           178.85          13.12          3.299             31.48
MYST      16.18           82.52            82.52          14.98          1.818                NA
NASB      13.21          235.36           242.41          19.98          1.527             14.87
NBN        8.77           98.86           107.48           7.40          2.323             24.72
NBSI      72.66          110.19           110.19          11.92          3.441            109.09
NEIB      11.35          107.34           107.34          14.00          1.971             23.59
NEP          NA           71.33            71.33          13.79          0.000                NA
NHTB      10.16          103.17           118.07           8.40          4.615             40.44
NMSB      75.00          137.77           137.77          12.52          0.000             40.54
NSLB      17.56           87.38            88.01          16.15          3.390             74.63
NSSY      25.30          183.27           187.89          15.51          1.224             18.38
NTBK       8.03          269.77           272.46          40.79          0.000              0.00
NTMG      25.00          205.70           205.70          12.48          1.538             34.09
NWEQ      13.02          131.67           131.67          16.04          0.000             39.19
OCFC      15.91          103.17           103.70          14.14          3.429             43.75
OCN          NM           87.13            95.26          10.62          0.000              0.00
OFCP      17.92          162.51           198.34          13.36          1.860             27.98
OHSL      17.50          127.04           127.04          14.10          3.571             53.53
OSFS         NA           97.15            97.15          26.32          0.000                NA
OTFC      16.67           75.52            75.52          21.97          1.667                NA
PBCI      17.23          147.40           148.17          18.39          4.392             63.86
PBKB      28.33          173.65           181.24           6.57          3.294             28.66
PBOC         NM          121.59           121.59           7.00          0.000                NA
PCBC      18.87           98.03            98.03          18.10          2.548             46.73
PDB       18.51          122.61           122.61          20.28          4.987             68.85
PEDE      21.21           83.10            83.10          38.23          3.032                NA
PEEK      21.32           97.18            97.18          20.96          2.483             54.55
PERM      22.12          109.32           134.03           9.64          2.087             44.26
PFDC      17.19          151.99           151.99          22.75          2.327             34.66
PFED      14.84           86.10            86.10          17.51          0.000              0.00
PFFB      13.94           97.18            98.24           7.82          0.000              0.00
PFFC      27.5           101.01           101.01          17.51          5.455            863.28
PFNC      17.19          164.31           184.25          11.38          1.167             13.61
PFSB      10.94          103.20           118.59           7.41          1.143             12.07
PFSL         NA           97.25           100.47          14.04          2.824                NA
PHBK      12.41          198.24           238.70          14.68          2.687             38.89
PHFC      12.15          100.04           101.12           6.94          1.829            236.21
PRBC      17.76           89.17            89.17           8.62          0.000             19.33
PROV      63.54           85.43            85.43           9.07          0.000              0.00
PSBI         NA              NA               NA             NA          0.000                NA
PSFC      29.46          137.96           137.96          27.82          1.697            575.68
PSFI      15.80          100.84           100.84          27.01          4.220            965.22
PTRS      15.77          120.76           120.76          10.30          0.000             21.13
PULS      15.84          185.25           185.25          15.63          2.936             45.06
PVFC      12.50          147.06           147.06          10.59          0.000              0.00
PVSA      12.85          170.77           171.61          13.10          2.162             26.67
PWBK     121.88           79.01            79.01          14.76          2.872             64.63
QCBC      11.74          109.83           109.83           9.56          0.000              0.00
QCFB      12.17          136.73           136.73          23.92          0.000              0.00
QCSB      19.53          287.03           287.03          32.67          2.667             47.34
RARB      20.00          238.45           241.33          17.47          1.875             34.39
RCBK      15.63          110.53           110.89          22.77          1.745                NA
RELI      55.47           95.02            95.02          50.28          0.000              0
RELY      14.54          131.32           188.25          10.29          2.692             34.17
RIVR      13.94           93.37            94.52          12.72          1.517             16.96
ROSE      12.15          154.43           154.43          10.14          3.360             29.73
RSLN      12.92          107.94           108.39          16.65          2.581             25
RVSB      17.19          129.59           133.75          31.67          1.745                NA

                       EXHIBIT 2
                  INDUSTRY MULTIPLES
          PRICING DATA AS OF OCTOBER 5, 1998


                                                                                    ----------------------------------------------
                                                                                                 Current Price in Relation to
                                                                                    ----------------------------------------------
                                                         Current       Current
                                                          Stock         Market                                     Price/
                                                          Price         Value     Earnings      LTM EPS     LTM Core EPS
Ticker                              Short Name             ($)           ($M)        (x)          (x)              (x)
----------------------------------------------------------------------------------------------------------------------------------
SBAN     SouthBanc Shares Inc.                           16.750         72.13           NA           NA               NA
SBOS     Boston Bancorp (The)                                NA            NA           NA           NA               NA
SCBS     Southern Community Bancshares                   14.000         15.92        12.07        15.56            15.38
SCCB     S. Carolina Community Bancshrs                  16.750          9.71           NA        24.63            24.63
SFED     SFS Bancorp Inc.                                27.250         32.93        26.20        27.25            28.09
SFFC     StateFed Financial Corp.                        10.250         15.93        16.02        15.53            15.53
SFIN     Statewide Financial Corp.                       17.250         75.21        14.87        13.69            14.38
SFSL     Security First Corp.                            19.500        153.80        15.73        16.81            16.81
SGVB     SGV Bancorp Inc.                                12.500         27.88        18.38        20.83            21.19
SHSB     SHS Bancorp Inc.                                17.750         14.55        16.44           NA               NA
SIB      Staten Island Bancorp Inc.                      17.125        772.86        15.86           NA               NA
SISB     SIS Bancorp Inc.                                34.750        243.85        14.48        18.89            15.17
SKAN     Skaneateles Bancorp Inc.                        13.500         19.50        12.05        12.74            12.98
SMBC     Southern Missouri Bancorp Inc.                  16.250         22.94        25.39        24.25            23.21
SOBI     Sobieski Bancorp Inc.                           15.000         11.73        15.63        20.00            20.55
SOPN     First Savings Bancorp Inc.                      22.250         82.87        16.86        17.12            17.12
SPBC     St. Paul Bancorp Inc.                           20.750        841.79        14.41        14.61            15.04
SRN      Southern Banc Co.                               13.563         16.69        24.22        27.68            27.68
SSB      Scotland Bancorp Inc.                           11.063         21.17        34.57        22.13            22.13
SSFC     South Street Financial Corp.                     8.250         38.58        34.38        27.50               NA
SSM      Stone Street Bancorp Inc.                       15.375         27.73        24.02        19.22            19.22
STFR     St. Francis Capital Corp.                       35.750        182.71        12.95        13.34            16.55
STSA     Sterling Financial Corp.                        16.000        121.69           NM        18.18            12.80
SVRN     Sovereign Bancorp Inc.                          11.250      1,785.36        10.42        18.75            13.55
SWCB     Sandwich Bancorp Inc.                           57.250        116.99        25.56        23.18            24.68
SZB      SouthFirst Bancshares Inc.                      16.500         15.96        41.25        22.60            25.00
TBFC     Telebanc Financial Corp.                        13.500        166.91           NM        33.75               NA
THR      Three Rivers Financial Corp.                    16.250         12.73        14.51        15.19            16.93
THRD     TF Financial Corp.                              17.500         55.85        14.58        14               16.99
THTL     Thistle Group Holdings Co.                       8.875         79.87           NA           NA               NA
TRIC     Tri-County Bancorp Inc.                         12.000         14.01        16.67        16.67            16.22
TSBK     Timberland Bancorp Inc.                         11.938         74.99        12.44           NA               NA
TSBS     Peoples Bancorp Inc.                             8.688        315.60           NA           NA               NA
TSH      Teche Holding Co.                               15.000         46.43        12.10        12.82            13.04
TWIN     Twin City Bancorp                               12.875         15.98        15.33        14.47            17.88
UBMT     United Financial Corp.                          22.375         38.00        16.45        33.40               NA
UCBC     Union Community Bancorp                         11.750         35.74        18.36           NA               NA
UCFC     United Community Finl Corp.                     13.625        455.97           NA           NA               NA
UFBS     Union Financial Bcshs Inc.                      14.000         17.86        11.67        11.97            15.05
UFRM     United Federal Savings Bank                     17.250         56.64        26.95        30.26            35.94
UPFC     United PanAm Financial Corp.                     5.125         88.53         4.93           NA               NA
USAB     USABancshares Inc.                               8.500         17.02         9.66        85.00            38.64
UTBI     United Tennessee Bankshares                     10.750         15.64        13.44           NA               NA
WAMU     Washington Mutual Inc.                          29.625     11,471.83        10.73        18.06            12.40
WBST     Webster Financial Corp.                         21.750        833.44        22.66        13.02            11.82
WCBI     Westco Bancorp Inc.                             30.750         76.45        19.22        17.47            18.52
WEFC     Wells Financial Corp.                           16.000         29.37        12.12        12.70            13.79
WEHO     Westwood Homestead Fin. Corp.                   10.500         26.87        14.58        27.63               NA
WES      Westcorp                                         7.688        202.94        96.10        27.46               NM
WFI      Winton Financial Corp.                          12.500         50.18        12.5         13.3             17.36
WFSL     Washington Federal Inc.                         24.250      1,272.11        11.23        11.55            11.89
WHGB     WHG Bancshares Corp.                            11.375         15.80        18.96        23.7             23.21
WOFC     Western Ohio Financial Corp.                    20.313         46.67        24.18       156.25           156.25
WRNB     Warren Bancorp Inc.                              9.000         71.19        11.25        11.39            12.68
WSB      Washington Savings Bank, FSB                     4.375         19.34        12.15        10.17            14.58
WSBI     Warwick Community Bancorp                       12.250         80.93        15.31           NA               NA
WSFS     WSFS Financial Corp.                            15.250        191.00        10.89        11.3             11.64
WSTR     WesterFed Financial Corp.                       19.500        108.98        13.93        15.12            15.12
WVFC     WVS Financial Corp.                             15.313         55.39        20.15        15.63            14.45
WYNE     Wayne Bancorp Inc.                              28.625         57.63        23.85        28.63            29.51
YFCB     Yonkers Financial Corp.                         14.750         40.21        13.66        13.66            15.21
YFED     York Financial Corp.                            17.750        159.18        17.07        16.75            21.13

                All Fully Converted Average                            179.03        18.17        17.90            19.65
                All Fully Converted Median                              46.24        14.98        15.55            16.78



                          ---------------------------------------------
                                  Current Price in Relation to          Current               LTM
                          ---------------------------------------------
           Price/                        Tangible                      Dividend          Dividend
           Core       Book Value       Book Value         Assets          Yield      Payout Ratio
Ticker      (x)             (%)              (%)            (%)            (%)                (%)
------     --------------------------------------------------------------------------------------


SBAN         NA           94.53            94.53          19.62          2.866                NA
SBOS         NA              NA               NA             NA             NA             10.89
SCBS      12.07          135.14           135.14          23.44          2.143            302.78
SCCB         NA          103.14           103.14          20.23          3.821             94.12
SFED      26.20          150.30           150.30          18.49          1.174             30.00
SFFC      16.02           99.81            99.81          17.87          1.951             30.30
SFIN      17.97          118.88           119.05          11.55          3.014             34.92
SFSL      15.73          222.35           225.17          22.02          1.846             28.45
SGVB      18.38           91.04            92.11           7.19          0.000              0.00
SHSB      20.17          118.89           118.89          16.46          0.000                NA
SIB       15.86          108.73           111.49          25.60          1.869                NA
SISB      15.24          187.13           187.13          13.14          0.000             32.61
SKAN      12.50          106.30           108.87           7.31          2.074             25.79
SMBC      18.47          100.06           100.06          15.47          0.000             74.63
SOBI      16.30           83.24            83.24          12.39          2.133             42.67
SOPN      16.86          118.79           118.79          27.15          4.494             72.31
SPBC      15.26          162.75           163.39          15.62          2.892             28.17
SRN       24.22           89.88            90.54          15.88          0.000             71.43
SSB       34.57          138.98           138.98          34.66          1.808                NM
SSFC      34.38           97.06            97.06          18.94          4.848                NM
SSM       24.02           92.4             92.4           25.25          2.992             56.88
STFR      15.41          138.67           155.03          10.41          0.000             20.15
STSA      11.43          115.11           292.50           5.86          0.000              0.00
SVRN      12.23          160.26           181.74           9.10          0.711             12.23
SWCB      28.06          262.49           270.05          22.03          2.445             54.66
SZB       58.93           98.51           101.04           9.79          3.636             75.34
TBFC         NA          201.19           216.00           5.02          0.000              0.00
THR       16.93          100.31           100.62          12.87          2.708             39.25
THRD      18.23           98.09           115.59           8.10          2.743             35.2
THTL         NA              NA               NA             NA          2.254                NA
TRIC      17.65           98.44            98.44          16.19          3.667             53.47
TSBK      12.98           92.69            92.69          30.00          2.010                NA
TSBS         NA           92.43            95.26          36.12          1.151                NA
TSH       12.50           90.36            90.36          12.51          3.333             42.74
TWIN      17.88          114.04           114.04          14.45          3.107             45.70
UBMT      16.95          125.49           129.86          18.51          4.469                NA
UCBC      18.36           82.11            82.11          33.07          3.234                NA
UCFC         NA              NA               NA             NA          0.000                NA
UFBS      15.22          121.11               NA           9.75          2.657             23.36
UFRM      28.75          241.94           241.94          18.76          1.391             42.11
UPFC         NM          107.89           108.35          21.50          0.000                NA
USAB       9.66          136.88           137.76          12.64          0.000              0.00
UTBI      13.44           77.73            77.73          21.01          0.000                NA
WAMU      11.05          198.96           211.46          11.09          2.791             46.34
WBST      14.70          151.99           179.31           9.07          2.023             24.55
WCBI      18.30          152.38           152.38          23.87          2.211             37.50
WEFC      13.79          103.69           103.69          15.93          3.750             40.48
WEHO      26.25          103.35           103.35          21.27          3.810                NM
WES          NM           61.02            61.16           5.53          2.601            125.00
WFI       16.45          192.6            195.62          13.99          2.000             26.06
WFSL      11.66          164.63           177.27          22.88          3.794             41.78
WHGB      18.96           78.34            78.34          11.97          0.000             60.42
WOFC      36.27           89.96            96.18          13.06          4.923            769.23
WRNB      12.50          179.28           179.28          18.81          4.000             84.81
WSB       13.67           83.97            83.97           7.07          2.286             23.26
WSBI      12.76           93.94            93.94          19.72          1.306                NA
WSFS      11.21          200.13           201.19          12.31          0.787              2.22
WSTR      15.73           99.29           121.8           10.66          0.000             39.61
WVFC      14.18          167.91           167.91          18.65          3.918            153.06
WYNE      26.50          163.85           163.85          20.93          0.699             20.00
YFCB      18.44           98.93            98.93          10.18          0.000             24.07
YFED      21.13          145.73           145.73          12.95          2.930             47.17

          20.69          126.18           131.30          15.42          1.78              53.82
          16.64          111.09           118.33          14.43          1.88              30.99


                       EXHIBIT 2
                  INDUSTRY MULTIPLES
          PRICING DATA AS OF OCTOBER 5, 1998



                                                                                    -----------------------------------------------
                                                                                             Current Price in Relation to
                                                                                    -----------------------------------------------



                                                         Current       Current
                                                          Stock         Market                                     Price/  Price/
                                                          Price         Value     Earnings      LTM EPS     LTM Core EPS   Core
Ticker                              Short Name             ($)           ($M)        (x)          (x)              (x)      (x)
-----------------------------------------------------------------------------------------------------------------------------------
           ALL MUTUAL HOLDING COMPANIES

 ALLB                 Alliance Bank (MHC)                     13.88         45.42      21.68      22.38       22.38       21.68
 BCSB                 BCSB Bankcorp Inc. (MHC)                10.00         61.17         NA         NA          NA          NA
 BRKL                 Brookline Bancorp (MHC)                 11.09        322.78      15.41         NA          NA       18.49
 CMSV                 Community Savings Bnkshrs(MHC)          19.00         96.90      19.00      18.81       20.43       19.00
 FFFL                 Fidelity Bankshares Inc. (MHC)          22.75        154.76      19.61      19.78       24.46       25.85
 FFSX                 First Fed SB of Siouxland(MHC)          23.50         66.74      17.28      19.75       20.26       20.26
 GBNK                 Gaston Federal Bancorp (MHC)            10.25         46.09         NA         NA          NA          NA
 HARS                 Harris Financial Inc. (MHC)             13.00        441.54      25.00      24.07       37.14       32.50
 JXSB                 Jacksonville Savings Bk (MHC)           14.50         27.67      27.88      27.88       43.94       40.28
 LFED                 Leeds Federal Bankshares (MHC)          15.00         77.07      25.00      23.44       23.44       25.00
 LIBB                 Liberty Bancorp Inc. (MHC)               9.00         35.11         NA         NA          NA          NA
 NBCP                 Niagara Bancorp Inc. (MHC)               9.50        282.68         NA         NA          NA          NA
 NWSB                 Northwest Bancorp Inc. (MHC)            10.25        480.12      21.35      22.78       23.84       23.30
 PBCT                 People's Bank (MHC)                     22.81      1,463.24      12.67      13.83       25.92       24.80
 PBHC                 Pathfinder Bancorp Inc. (MHC)           12.88         36.45      26.82      25.25       32.19       29.26
 PHSB                 Peoples Home Savings Bk (MHC)           14.25         39.33      25.45         NA          NA       27.40
 PLSK                 Pulaski Savings Bank (MHC)              11.75         24.77      36.72      23.98       22.60       24.48
 PULB                 Pulaski Bank, FSB (MHC)                 21.50         45.28      23.37      23.37       28.67       31.62
 SBFL                 Finger Lakes Financial (MHC)            11.00         39.27      34.38      39.29       50.00       45.83
 SKBO                 First Carnegie Deposit (MHC)            11.25         25.88      70.31      30.41       37.50       70.31
 WAYN                 Wayne Savings Bancshares (MHC)          18.00         44.76      23.68      25.00       27.69       26.47
 WCFB                 Webster City Federal SB (MHC)           15.25         32.24      23.83      23.83       23.83       23.83
 WEBK                 West Essex Bancorp (MHC)                10.00         41.97         NA         NA          NA          NA

                      All MHC's Average                       14.37        170.92      26.08      23.99       29.02       29.46
                      All MHC's Median                        13.00         45.42      23.76      23.64       25.19       25.43


          FLORIDA FULLY CONVERTED
 BANC                 BankAtlantic Bancorp Inc.                6.50        204.37      10.83       9.70       21.67       14.77
BKUNA                 BankUnited Financial Corp.               9.06        161.19      32.37      19.28       32.37          NM
 FDTR                 Federal Trust Corp.                      2.75         13.59      34.38         NA          NA       34.38
 FFPB                 First Palm Beach Bancorp Inc.           31.13        160.16      33.83      19.95       37.50       77.81
 HARB                 Harbor Florida Bancshares Inc.           9.63        295.87      13.37         NA          NA       14.15
  OCN                 Ocwen Financial Corp.                    6.13        372.23         NM      13.32       47.12          NM

                      Florida Fully Converted Average                      201.24      24.96      15.56       34.67       35.28
                      Florida Fully Converted Median                       182.78      32.37      16.30       34.94       24.58

          FLORIDA MHC'S
 CMSV                 Community Savings Bnkshrs(MHC)          19.00         96.90      19.00      18.81       20.43       19.00
 FFFL                 Fidelity Bankshares Inc. (MHC)          22.75        154.76      19.61      19.78       24.46       25.85

                      Florida MHC's Average                                125.83      19.31      19.30       22.45       22.43
                      Florida MHC's Median                                 125.83      19.31      19.30       22.45       22.43



              ---------------------------------
              Current Price in Relation to
              ---------------------------------     Current            LTM
                             Tangible               Dividend      Dividend
               Book Value   Book Value   Assets      Yield    Payout Ratio
Ticker               (%)        (%)       (%)         (%)              (%)
------        -------------------------------------------------------------

 ALLB            153.15      153.15      16.37       0.00       58.06
 BCSB                NA          NA         NA       0.00          NA
 BRKL            117.15      117.15      38.64       1.80          NA
 CMSV            114.05      114.05      12.66       4.74       89.11
 FFFL            171.31      176.36      10.54       4.40       78.26
 FFSX            158.78      196.98      12.10       0.00       40.34
 GBNK            112.14      112.14      22.75       1.95          NA
 HARS            233.81      258.45      18.99       1.69       39.50
 JXSB            154.58      154.58      16.30       2.07       56.10
 LFED            158.06      158.06      25.74       3.73       85.42
 LIBB                NA          NA         NA       0.00          NA
 NBCP            110.47      110.47      21.01       1.26          NA
 NWSB            220.43      245.22      18.74       1.56       35.56
 PBCT            170.63      198.03      16.07       3.68       46.06
 PBHC            152.01      178.08      18.40       1.55       37.92
 PHSB            137.02      137.02      17.35       1.97          NA
 PLSK            111.59      111.59      13.19       2.55       61.22
 PULB            181.13      181.13      24.22       5.12      119.57
 SBFL            179.74      179.74      15.20       0.00       75.00
 SKBO            105.83      105.83      17.77       2.67      101.35
 WAYN            181.09      181.09      17.25       3.44       80.24
 WCFB            141.86      141.86      33.20       0.00      125.00
 WEBK                NA          NA         NA       0.00          NA

                 153.24      160.55      19.32       1.92       70.54
                 153.87      156.32      17.56       1.80       68.11



 BANC             93.39      120.82       6.35       1.54          NM
BKUNA             88.08      105.38       4.50       0.00        0.00
 FDTR            105.77      105.77       8.94       0.00          NA
 FFPB            132.33      135.09       9.06       2.25       43.27
 HARB            114.45      115.69      22.44       2.70          NA
  OCN             87.13       95.26      10.62       0.00        0.00

                 103.53      113.00      10.32       1.08       14.42
                  99.58      110.73       9.00       0.77        0.00


 CMSV            114.05      114.05      12.66       4.74       89.11
 FFFL            171.31      176.36      10.54       4.40       78.26

                 142.68      145.21      11.60       4.57       83.69
                 142.68      145.21      11.60       4.57       83.69

                       EXHIBIT 2
                  INDUSTRY MULTIPLES
          PRICING DATA AS OF OCTOBER 5, 1998


                                                                                     ----------------------------------------------
                                                                                               Current Price in Relation to
                                                             Current       Current   ----------------------------------------------
                                                              Stock         Market                                 Price/  Price/
                                                              Price         Value     Earnings   LTM EPS     LTM Core EPS  Core
Ticker                              Short Name                 ($)           ($M)        (x)       (x)            (x)       (x)
---------------------------------------------------------------------------------------------------------------------------------

                         COMPARABLE GROUP
 ANDB               Andover Bancorp Inc.                      28.38        183.89       9.09      12.07       12.39         9.33
 EBSI               Eagle Bancshares                          18.00        104.58       9.00      12.24       12.59        10.00
  FAB               FIRSTFED AMERICA BANCORP INC.             13.00        102.16      14.77      15.12       18.57        18.06
 FNGB               First Northern Capital Corp.              10.50         93.02      13.82      14.58       15.67        15.44
 FWWB               First Washington Bancorp Inc.             22.50        262.05      17.58      17.72       19.40        19.40
 KFBI               Klamath First Bancorp                     16.50        163.63      15.87      17.74       17.93        16.50
 MDBK               Medford Bancorp Inc.                      16.25        144.78      11.95      12.90       13.66        13.54
 MECH               MECH Financial Inc.                       23.50        124.44      12.50      14.51       14.60        12.50
 WSTR               WesterFed Financial Corp.                 19.50        108.98      13.93      15.12       15.12        15.73
 YFED               York Financial Corp.                      17.75        159.18      17.07      16.75       21.13        21.13

                       Comparable Average                                  144.67      13.56      14.88       16.11        15.16
                        Comparable Median                                  134.61      13.88      14.85       15.40        15.59

              All Fully Converted Average                                  179.03      18.17      17.90       19.65        20.69
               All Fully Converted Median                                   46.24      14.98      15.55       16.78        16.64

                        All MHC's Average                                  170.92      26.08      23.99       29.02        29.46
                         All MHC's Median                                   45.42      23.76      23.64       25.19        25.43

          Florida Fully Converted Average                                  201.24      24.96      15.56       34.67        35.28
           Florida Fully Converted Median                                  182.78      32.37      16.30       34.94        24.58

                    Florida MHC's Average                                  125.83      19.31      19.30       22.45        22.43
                     Florida MHC's Median                                  125.83      19.31      19.30       22.45        22.43



            ---------------------------------
              Current Price in Relation to
            ---------------------------------    Current           LTM
                          Tangible              Dividend      Dividend
            Book Value   Book Value   Assets      Yield   Payout Ratio
Ticker            (%)        (%)       (%)         (%)             (%)
------      -----------------------------------------------------------

 ANDB         161.13      161.13      13.21       2.54       26.38
 EBSI         134.73      134.73       9.33       3.56       41.50
  FAB          82.49       82.49       8.17       1.54        5.81
 FNGB         123.67      123.67      13.47       3.43       47.22
 FWWB         137.61      166.54      19.32       1.60       22.90
 KFBI         103.00      112.47      16.22       2.18       36.02
 MDBK         142.67      150.32      12.75       2.46       37.30
 MECH         134.21      134.21      13.03       0.00        9.26
 WSTR          99.29      121.80      10.66       0.00       39.61
 YFED         145.73      145.73      12.95       2.93       47.17

              126.45      133.31      12.91       2.02       31.32
              134.47      134.47      12.99       2.32       36.66

              126.18      131.30      15.42       1.78       53.82
              111.09      118.33      14.43       1.88       30.99

              153.24      160.55      19.32       1.92       70.54
              153.87      156.32      17.56       1.80       68.11

              103.53      113.00      10.32       1.08       14.42
               99.58      110.73       9.00       0.77        0.00

              142.68      145.21      11.60       4.57       83.69
              142.68      145.21      11.60       4.57       83.69

                                   EXHIBIT 3
                      STANDARD CONVERSIONS - 1997 TO DATE
                              SELECTED MARKET DATA
                           MARKET DATA AS OF 10/05/98



                                                                                                                      -------------
                                                                                                         PRO-FORMA    -------------
                                                                               GROSS      CONVERSION       TOTAL       PRO-FORMA
                                                             IPO PRICE       PROCEEDS       ASSETS        EQUITY      BOOK VALUE
  TICKER                      SHORT NAME         IPO DATE       ($)           ($000)        ($000)        ($000)         (%)
-----------------------------------------------------------------------------------------------------------------------------------
CITZ        CFS Bancorp Inc.                    07/24/1998     10.000        178,538       746,050       249,133         71.7
UCFC        United Community Finl Corp.         07/09/1998     10.000        334,656     1,044,993       430,111         77.8
HRBT        Hudson River Bancorp                07/01/1998     10.000        173,337       664,996       216,300         80.1
            -----------------------------------------------------------------------------------------------------------------------
Q3`98       AVERAGE                                                                                                      76.5
            MEDIAN                                                                                                       77.8
            -----------------------------------------------------------------------------------------------------------------------

FKAN        First Kansas Financial Corp.        06/29/1998     10.000         15,539        95,655        19,784         78.5
CFKY        Columbia Financial of Kentucky      04/15/1998     10.000         26,715       104,006        35,863         74.5
EFC         EFC Bancorp Inc.                    04/07/1998     10.000         69,365       315,910        90,516         76.6
HBSC        Heritage Bancorp Inc.               04/06/1998     15.000         69,431       247,499        89,014         78.0
NEP         Northeast PA Financial Corp.        04/01/1998     10.000         59,515       369,242        78,908         75.4
            -----------------------------------------------------------------------------------------------------------------------
Q2`98       AVERAGE                                                                                                      76.6
            MEDIAN                                                                                                       76.6
            -----------------------------------------------------------------------------------------------------------------------

BYS         Bay State Bancorp                   03/30/1998     20.000         46,949       233,074        59,695         78.6
HLFC        Home Loan Financial Corp.           03/26/1998     10.000         22,483        60,401        29,603         75.9
CAVB        Cavalry Bancorp Inc.                03/17/1998     10.000         75,383       275,925        94,465         79.8
ICBC        Independence Comm. Bank Corp.       03/17/1998     10.000        704,109     3,733,316       912,373         77.2
RCBK        Richmond County Financial Corp      02/18/1998     10.000        244,663       993,370       307,206         79.6
HFBC        HopFed Bancorp Inc.                 02/09/1998     10.000         40,336       202,496        53,478         75.4
TSBK        Timberland Bancorp Inc.             01/13/1998     10.000         66,125       206,188        81,091         81.5
MYST        Mystic Financial Inc.               01/09/1998     10.000         27,111       149,653        34,869         77.8
UTBI        United Tennessee Bankshares         01/05/1998     10.000         14,548        64,189        18,556         78.4
            -----------------------------------------------------------------------------------------------------------------------
Q1`98       AVERAGE                                                                                                      78.2
            MEDIAN                                                                                                       78.4
            -----------------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------------
1998 YTD    AVERAGE                                                                                                      77.5
            MEDIAN                                                                                                       77.8
            -----------------------------------------------------------------------------------------------------------------------

PEDE        Great Pee Dee Bancorp               12/31/1997     10.000         21,821        60,538        29,534         73.9
UCBC        Union Community Bancorp             12/29/1997     10.000         30,418        84,291        41,044         74.1
WSBI        Warwick Community Bancorp           12/23/1997     10.000         64,141       286,545        82,152         78.1
SIB         Staten Island Bancorp Inc.          12/22/1997     12.000        515,775     2,144,500       640,283         80.6
HCBC        High Country Bancorp Inc.           12/10/1997     10.000         13,225        76,324        17,010         77.7
FSFF        First SecurityFed Financial         10/31/1997     10.000         64,080       258,115        84,543         75.8
OTFC        Oregon Trail Financial Corp.        10/06/1997     10.000         46,949       204,213        61,266         76.6
RVSB        Riverview Bancorp Inc.              10/01/1997     10.000             NA            NA            NA        100.0
SHSB        SHS Bancorp Inc.                    10/01/1997     10.000          8,200        81,688        11,593         70.7
            -----------------------------------------------------------------------------------------------------------------------
Q4`97       AVERAGE                                                                                                      78.6
            MEDIAN                                                                                                       76.6
            -----------------------------------------------------------------------------------------------------------------------

OSFS        Ohio State Financial Services       09/29/1997     10.000          6,332        33,929         9,998         63.3
FSPT        FirstSpartan Financial Corp.        07/09/1997     20.000         88,608       375,526       121,408         73.0
GOSB        GSB Financial Corp.                 07/09/1997     10.000         22,483        96,323        30,613         73.4
FBNW        FirstBank Corp.                     07/02/1997     10.000         19,838       133,194        27,578         71.9
            -----------------------------------------------------------------------------------------------------------------------
Q3`97       AVERAGE                                                                                                      70.4
            MEDIAN                                                                                                       72.5
            -----------------------------------------------------------------------------------------------------------------------

HCBB        HCB Bancshares Inc.                 05/07/1997     10.000         26,450       171,241        36,760         72.0
PSFC        Peoples-Sidney Financial Corp.      04/28/1997     10.000         17,854        86,882        25,061         71.2
HMLK        Hemlock Federal Financial Corp      04/02/1997     10.000         20,763       146,595        28,989         71.6
GSLA        GS Financial Corp.                  04/01/1997     10.000         34,385        86,521        53,934         63.8
            -----------------------------------------------------------------------------------------------------------------------
Q2'97       AVERAGE                                                                                                      69.7
            MEDIAN                                                                                                       71.4
            -----------------------------------------------------------------------------------------------------------------------

MRKF        Market Financial Corp.              03/27/1997     10.000         13,357        45,547        18,795         71.1
EFBC        Empire Federal Bancorp Inc.         01/27/1997     10.000         25,921        86,810        38,067         68.1
FAB         FIRSTFED AMERICA BANCORP INC.       01/15/1997     10.000         87,126       723,778       120,969         72.0
RSLN        Roslyn Bancorp Inc.                 01/13/1997     10.000        423,714     1,596,744       588,624         72.0
AFBC        Advance Financial Bancorp           01/02/1997     10.000         10,845        91,852        15,256         71.1
            -----------------------------------------------------------------------------------------------------------------------
Q1'97       AVERAGE                                                                                                      70.9
            MEDIAN                                                                                                       71.1
            -----------------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------------
1997        AVERAGE                                                                                                      73.7
            MEDIAN                                                                                                       72.0
            -----------------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------------
1/1/97 TO   AVERAGE                                                                                                      75.4
10/05/1998  MEDIAN                                                                                                       75.4
            -----------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------
               PRICE TO PRO-FORMA
-----------------------------------------------------

                 PRO-FORMA     PRO-FORMA     ADJUSTED
                TANG. BOOK     EARNINGS       ASSETS
  TICKER           (%)            (X)           (%)
----------   ----------------------------------------
CITZ               71.7           18.2         19.3
UCFC               77.8           14.1         24.3
HRBT               80.1           22.3         20.7
             --------------------------------------
Q3`98              76.5           18.2         21.4
                   77.8           18.2         20.7
             --------------------------------------

FKAN               78.5           14.0         14.0
CFKY               74.5           19.6         20.4
EFC                76.6           13.5         18.0
HBSC               78.0           16.1         21.9
NEP                75.4           18.7         13.9
             --------------------------------------
Q2`98              76.6           16.4         17.6
                   76.6           16.1         18.0
             --------------------------------------

BYS                78.6           20.9         16.8
HLFC               75.9           17.0         27.1
CAVB               79.8           14.3         21.5
ICBC               82.7           17.9         15.9
RCBK               79.6           14.0         19.8
HFBC               75.4           12.4         16.6
TSBK               81.5           10.5         24.3
MYST               77.8           17.5         15.3
UTBI               78.4           16.1         18.5
             --------------------------------------
Q1`98              78.9           15.6         19.5
                   78.6           16.1         18.5
             --------------------------------------

             --------------------------------------
1998 YTD           77.8           16.3         19.3
                   78.0           16.1         19.3
             --------------------------------------

PEDE               73.9           15.9         26.5
UCBC               74.1           13.5         26.5
WSBI               78.1           13.5         18.3
SIB                83.0           14.1         19.4
HCBC               77.7           30.5         14.8
FSFF               75.8           25.9         19.9
OTFC               76.6           18.5         18.7
RVSB              100.0             NA           NA
SHSB               70.7           12.5          9.1
             --------------------------------------
Q4`97              78.9           18.1         19.2
                   76.6           15.0         19.1
             --------------------------------------

OSFS               63.3           17.0         15.7
FSPT               73.0           19.5         19.1
GOSB               73.4           19.0         18.9
FBNW               71.9           18.0         13.0
             --------------------------------------
Q3`97              70.4           18.4         16.7
                   72.5           18.5         17.3
             --------------------------------------

HCBB               72.0           26.2         13.4
PSFC               71.2           11.5         17.0
HMLK               71.6           37.5         12.4
GSLA               63.8           38.7         28.4
             --------------------------------------
Q2 '97             69.6           28.5         17.8
                   71.4           31.9         15.2
             --------------------------------------

MRKF               71.1           26.2         22.7
EFBC               68.1           21.5         23.0
FAB                72.0           13.6         10.7
RSLN               72.0            9.3         21.0
AFBC               71.1           16.8         10.6
             --------------------------------------
Q1'97              70.9           17.5         17.6
                   71.1           16.8         21.0
             --------------------------------------

             --------------------------------------
1997               73.8           20.0         18.1
                   72.0           18.0         18.7
             --------------------------------------

             --------------------------------------
1/1/97 TO          75.6           18.3         18.6
10/05/1998         75.4           17.0         18.8
             --------------------------------------


                                   EXHIBIT 3
                      STANDARD CONVERSIONS - 1997 TO DATE
                              SELECTED MARKET DATA
                           MARKET DATA AS OF 10/05/98


                                       -----------------------------------------------------------------                  ---------
                                                                PERCENT CHANGE FROM IPO
                                       -----------------------------------------------------------------                  ---------
                                              AFTER         AFTER       AFTER        AFTER         TO        CURRENT
                                              1 DAY        1 WEEK      1 MONTH     3 MONTHS       DATE     STOCK PRICE   BOOK VALUE
  TICKER               SHORT NAME              (%)           (%)         (%)          (%)          (%)      10/5/98          (%)
-----------------------------------------------------------------------------------------------------------------------------------
CITZ        CFS Bancorp Inc.                  14.38%        9.38%       -2.50%          NA       -3.12%        9.688           NA
UCFC        United Community Finl Corp.       50.00%       60.00%       57.50%       36.25%      36.25%       13.625           NA
HRBT        Hudson River Bancorp              25.63%       35.00%       33.75%       -1.25%       0.00%       10.000           NA
            -----------------------------------------------------------------------------------------------------------------------
Q3`98       AVERAGE                           30.00%       34.79%       29.58%          --       11.04%       11.104           --
            MEDIAN                            25.63%       35.00%       33.75%          --        0.00%       10.000           --
            -----------------------------------------------------------------------------------------------------------------------

FKAN        First Kansas Financial Corp.      23.13%       22.50%       15.00%        1.25%      -1.25%        9.875       73.370
CFKY        Columbia Financial of Kentucky    71.25%       59.38%       60.00%       40.00%      30.00%       13.000       92.720
EFC         EFC Bancorp Inc.                  47.50%       49.38%       41.25%       36.25%       1.25%       10.125       80.610
HBSC        Heritage Bancorp Inc.                 NA       46.25%       45.83%       32.50%       6.67%       16.000       78.200
NEP         Northeast PA Financial Corp.      55.00%       53.75%       54.38%       38.75%       2.50%       10.250       71.330
            -----------------------------------------------------------------------------------------------------------------------
Q2`98       AVERAGE                           49.22%       46.25%       43.29%       29.75%       7.83%       11.850       79.246
            MEDIAN                            51.25%       49.38%       45.83%       36.25%       2.50%       10.250       78.200
            -----------------------------------------------------------------------------------------------------------------------

BYS         Bay State Bancorp                 46.88%       48.13%       50.63%       35.00%      10.00%       22.000        80.76
HLFC        Home Loan Financial Corp.         52.50%       61.88%       67.50%       47.50%      27.50%       12.750        90.81
CAVB        Cavalry Bancorp Inc.             105.63%      143.75%      140.00%      122.50%      85.00%       18.500       138.37
ICBC        Independence Comm. Bank Corp.     72.50%       75.63%       81.25%       63.13%      30.00%       13.000       102.93
RCBK        Richmond County Financial Corp    63.13%       64.38%       78.75%       87.50%      37.50%       13.750       110.53
HFBC        HopFed Bancorp Inc.               68.13%       60.00%       67.50%      118.75%      57.50%       15.750       108.92
TSBK        Timberland Bancorp Inc.           45.00%       60.00%       60.00%       76.25%      19.38%       11.938        92.69
MYST        Mystic Financial Inc.             44.38%       56.25%       50.00%       73.75%      10.00%       11.000        82.52
UTBI        United Tennessee Bankshares       47.50%       37.50%       42.50%       50.00%       7.50%       10.750        77.73
            -----------------------------------------------------------------------------------------------------------------------
Q1`98       AVERAGE                           60.63%       67.50%       70.90%       74.93%      31.60%       14.382        98.36
            MEDIAN                            52.50%       60.00%       67.50%       73.75%      27.50%       13.000        92.69
            -----------------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------------
1998 YTD    AVERAGE                           52.03%       55.48%       55.49%       53.63%      20.98%       13.059        91.54
            MEDIAN                            48.75%       56.25%       54.38%       43.75%      10.00%       12.750        86.67
            -----------------------------------------------------------------------------------------------------------------------

PEDE        Great Pee Dee Bancorp             61.25%       55.00%       48.75%       57.50%      18.75%       11.875        83.10
UCBC        Union Community Bancorp           46.88%       42.50%       42.50%       58.13%      17.50%       11.750        82.11
WSBI        Warwick Community Bancorp         56.25%       70.00%       56.25%       75.63%      22.50%       12.250        93.94
SIB         Staten Island Bancorp Inc.        58.86%       61.98%       59.90%       74.48%      42.71%       17.125       108.73
HCBC        High Country Bancorp Inc.         44.38%       50.63%       45.00%       50.00%      20.00%       12.000        86.83
FSFF        First SecurityFed Financial       50.63%       51.25%       60.63%       46.88%      26.25%       12.625        89.86
OTFC        Oregon Trail Financial Corp.      67.50%       63.75%       61.25%       67.50%      20.00%       12.000        75.52
RVSB        Riverview Bancorp Inc.            31.88%       36.25%       32.50%       77.50%      37.50%       13.750       129.59
SHSB        SHS Bancorp Inc.                  47.50%       62.50%       60.00%       67.50%      77.50%       17.750       118.89
            -----------------------------------------------------------------------------------------------------------------------
Q4`97       AVERAGE                           51.68%       54.87%       51.86%       63.90%      31.41%       13.458        96.51
            MEDIAN                            50.63%       55.00%       56.25%       67.50%      22.50%       12.250        89.86
            -----------------------------------------------------------------------------------------------------------------------

OSFS        Ohio State Financial Services     55.00%       53.70%       49.60%       52.50%      60.00%       16.000       97.150
FSPT        FirstSpartan Financial Corp.      83.44%       85.00%       78.13%       91.88%      40.00%       28.000       94.690
GOSB        GSB Financial Corp.               46.25%       48.75%       43.75%       55.00%      18.75%       11.875       83.040
FBNW        FirstBank Corp.                   58.13%       55.63%       77.50%       72.50%      60.00%       16.000       96.790
            -----------------------------------------------------------------------------------------------------------------------
Q3`97       AVERAGE                           60.71%       60.77%       62.24%       67.97%      44.69%       17.969        92.92
            MEDIAN                            56.57%       54.67%       63.55%       63.75%      50.00%       16.000        95.74
            -----------------------------------------------------------------------------------------------------------------------

HCBB        HCB Bancshares Inc.               26.25%       27.50%       28.75%       38.75%       6.25%       10.625         73.5
PSFC        Peoples-Sidney Financial Corp.    25.63%       28.75%       32.50%       55.00%      65.00%       16.500        138.0
HMLK        Hemlock Federal Financial Corp    28.75%       28.75%       30.00%       40.00%      40.00%       14.000         94.5
GSLA        GS Financial Corp.                33.75%       37.50%       40.00%       51.25%      35.00%       13.500         84.3
            -----------------------------------------------------------------------------------------------------------------------
Q2`97       AVERAGE                           28.60%       30.63%       32.81%       46.25%      36.56%       13.656        97.59
            MEDIAN                            27.50%       28.75%       31.25%       45.63%      37.50%       13.750        89.43
            -----------------------------------------------------------------------------------------------------------------------

MRKF        Market Financial Corp.            29.38%       22.50%       26.25%       37.50%      16.25%       11.625         98.7
EFBC        Empire Federal Bancorp Inc.       32.50%       35.00%       37.50%       31.25%      30.00%       13.000         83.2
FAB         FIRSTFED AMERICA BANCORP INC.     36.25%       41.25%       48.75%       38.75%      30.00%       13.000         82.5
RSLN        Roslyn Bancorp Inc.               50.00%       59.38%       60.00%       58.75%      55.00%       15.500        107.9
AFBC        Advance Financial Bancorp         28.75%       29.38%       40.00%       40.00%      40.00%       14.000         96.7
            -----------------------------------------------------------------------------------------------------------------------
Q1`97       AVERAGE                           35.38%       37.50%       42.50%       41.25%      34.25%       13.425        93.81
            MEDIAN                            32.50%       35.00%       40.00%       38.75%      30.00%       13.000        96.69
            -----------------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------------
1997        AVERAGE                           45.42%       47.59%       48.16%       56.28%      35.41%       14.307        95.44
            MEDIAN                            46.57%       49.69%       46.88%       55.00%      32.50%       13.250        94.24
            -----------------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------------
1/1/97 TO   AVERAGE                           48.20%       51.03%       51.35%       55.17%      29.12%       13.763        93.92
10/5/98     MEDIAN                            47.50%       51.25%       49.60%       51.88%      27.50%       13.000        91.75
            -----------------------------------------------------------------------------------------------------------------------




               -----------------------------------------------------------------
                               CURRENT PRICE TO
               -----------------------------------------------------------------

               TANG. BOOK LTM EARNINGS EARNINGS   CORE EPS   LTM EPS      ASSETS
  TICKER            (%)        (X)        (X)        (X)      (X)          (%)
---------      -----------------------------------------------------------------
CITZ                NA        NA          NA          NA      NA              NA
UCFC                NA        NA          NA          NA      NA              NA
HRBT                NA        NA          NA          NA      NA              NA
           ----------------------------------------------------------------------
Q3`98               --        --          --          --      --              --
                    --        --          --          --      --              --
          ----------------------------------------------------------------------

FKAN            74.300        NA          NA          NA      NA          14.480
CFKY            92.720        NA          NA          NA      NA          29.190
EFC             80.610        NA          NA          NA      NA          19.070
HBSC            78.200        NA          NA          NA      NA          24.620
NEP             71.330        NA          NA          NA      NA          13.790
          ----------------------------------------------------------------------
Q2`98           79.432                                                    20.230
                78.200                                                    19.070
         -----------------------------------------------------------------------

BYS              80.76        NA       25.00       20.37      NA           19.39
HLFC             90.81        NA       21.25       21.25      NA           34.99
CAVB            138.37        NA       21.02       25.69      NA           41.04
ICBC            109.06        NA       21.67       21.67      NA           20.65
RCBK            110.89        NA       15.63       15.63      NA           22.77
HFBC            108.92        NA       18.75       18.75      NA           29.16
TSBK             92.69        NA       12.44       12.98      NA           30.00
MYST             82.52        NA       15.28       16.18      NA           14.98
UTBI             77.73        NA       13.44       13.44      NA           21.01
          ----------------------------------------------------------------------
Q1`98            99.08                 18.28       18.44                   26.00
                 92.69                 18.75       18.75                   22.77
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
1998 YTD         92.07                 18.28       18.44                   23.94
                 86.67                 18.75       18.75                   21.89
          ----------------------------------------------------------------------

PEDE             83.10        NA       21.21       21.21      NA           38.23
UCBC             82.11        NA       18.36       18.36      NA           33.07
WSBI             93.94        NA       15.31       12.76      NA           19.72
SIB             111.49        NA       15.86       15.86      NA           25.60
HCBC             86.83        NA       20.00       20.00      NA           15.78
FSFF             90.11        NA       14.35       14.35      NA           24.44
OTFC             75.52        NA       16.67       16.67      NA           21.97
RVSB            133.75        NA       16.37       17.19      NA           31.67
SHSB            118.89        NA       16.44       20.17      NA           16.46
          ----------------------------------------------------------------------
Q4`97            97.30        --       17.17       17.40      --           25.22
                 90.11        --       16.44       17.19      --           24.44
          ----------------------------------------------------------------------

OSFS            97.150        NA          NA          NA      NA          26.320
FSPT            94.690        NA      14.890      16.280      NA          23.010
GOSB            83.040        NA      37.110      37.110      NA          20.680
FBNW            96.790        NA      16.000      44.440      NA          16.320
          ----------------------------------------------------------------------
Q3`97            92.92        --       22.67       32.61      --           21.58
                 95.74        --       16.00       37.11      --           21.85
          ----------------------------------------------------------------------

HCBB              74.4        NA        33.2        33.2      NA            12.7
PSFC             138.0      22.3        29.5        29.5    22.3            27.8
HMLK              94.5      16.1        15.9        16.7    16.3            14.3
GSLA              84.3      27.6        56.3        56.3    31.4            30.4
          ----------------------------------------------------------------------
Q2`97            97.80     21.98       33.71       33.90   23.33           21.30
                 89.43     22.30       31.33       31.33   22.30           21.07
          ----------------------------------------------------------------------

MRKF              98.7      22.8        24.2        24.2    22.8            28.9
EFBC              83.2      19.4        19.1        19.1    19.4            30.2
FAB               82.5      15.1        14.8        18.1    18.6             8.2
RSLN             108.4      13.1        12.1        12.9    13.8            16.7
AFBC              96.7      16.5        21.9        35.0    18.9            12.6
          ----------------------------------------------------------------------
Q1`97            93.90     17.38       18.42       21.86   18.70           19.31
                 96.69     16.47       19.12       19.12   18.92           16.65
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
1997             95.82     19.11       21.40       23.78   20.44           22.50
                 94.24     17.94       16.67       19.12   19.16           22.49
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
1/1/97 TO        94.36     19.11       20.47       22.18   20.44           23.06
10/5/98          91.75     17.94       17.52       18.94   19.16           22.37
          ----------------------------------------------------------------------


                                   EXHIBIT 4
                     SECOND STEP CONVERSIONS - 1997 TO DATE
                              SELECTED MARKET DATA
                           MARKET DATA AS OF 8/13/98





                                                                                         CURRENT      % CHANGE
                                                                        IPO PRICE     STOCK PRICE       FROM
  TICKER                   SHORT NAME                   IPO DATE           ($)         08/13/1998    IPO TO DATE
------------------------------------------------------------------------------------------------------------------
HSTD               Homestead Bancorp Inc.               07/20/1998       10.000          8.250        -17.50%
PSBI               PSB Bancorp Inc.                     07/17/1998       10.000          7.938        -20.62%
THTL               Thistle Group Holdings Co.           07/14/1998       10.000          9.188         -8.12%
SBAN               SouthBanc Shares Inc.                04/15/1998       20.000         18.250         -8.75%
FSLA               First Source Bancorp Inc.            04/09/1998       10.000          8.938        -10.62%
TSBS               Peoples Bancorp Inc.                 04/09/1998       10.000          8.688        -13.12%
PFSL               Pocahontas Bancorp Inc.              04/01/1998       10.000          8.750        -12.50%
HARB               Harbor Florida Bancshares Inc.       03/19/1998       10.000         12.125         21.25%
HFWA               Heritage Financial Corp.             01/09/1998       10.000         12.750         27.50%
GFED               Guaranty Federal Bcshs Inc.          12/31/1997       10.000         12.625         26.25%
EBI                Equality Bancorp Inc.                12/02/1997       10.000         13.000         30.00%
FSNJ               Bayonne Bancshares Inc.              08/22/1997       10.000         14.938         49.38%
MONT               Montgomery Financial Corp.           07/01/1997       10.000         11.000         10.00%
                   -----------------------------------------------------------------------------------------------
1/1/97 TO          AVERAGE                                                              11.265          5.63%
08/13/1998         MEDIAN                                                               11.000         -8.12%
                   -------------------------------------------------------------------------------------------------------------




                                           -----------------------------------------------------------------------------------------
                                                                                 CURRENT PRICE TO
                                           -----------------------------------------------------------------------------------------

                                           BOOK VALUE     TANG. BOOK     LTM EARNINGS    EARNINGS     CORE EPS     LTM EPS   ASSETS
  TICKER               SHORT NAME             (%)            (%)             (X)           (X)          (X)          (X)       (%)
---------   ------------------------------ -----------------------------------------------------------------------------------------
HSTD        Homestead Bancorp Inc.                 NA           NA           NA              NA            NA         NA        NA
PSBI        PSB Bancorp Inc.                       NA           NA           NA              NA            NA         NA        NA
THTL        Thistle Group Holdings Co.             NA           NA           NA              NA            NA         NA        NA
SBAN        SouthBanc Shares Inc.                  NA           NA           NA              NA            NA         NA        NA
FSLA        First Source Bancorp Inc.         109.400      113.000           NA              NA            NA         NA    23.230
TSBS        Peoples Bancorp Inc.               92.430       95.260           NA              NA            NA         NA    36.120
PFSL        Pocahontas Bancorp Inc.           100.110      103.430           NA              NA            NA         NA    14.460
HARB        Harbor Florida Bancshares Inc.    144.170      145.730           NA          16.840        17.830         NA    28.260
HFWA        Heritage Financial Corp.          133.790      133.790           NA              NA            NA         NA    38.530
GFED        Guaranty Federal Bcshs Inc.       105.120      105.120           NA          21.040        21.040         NA    30.240
EBI         Equality Bancorp Inc.             125.000      125.000           NA          21.670            NM         NA    11.970
FSNJ        Bayonne Bancshares Inc.           141.590      141.590           NA          31.120        31.120         NA    19.400
MONT        Montgomery Financial Corp.         91.290       91.290           NA          16.180        16.180         NA    16.660
            ------------------------------ -----------------------------------------------------------------------------------------
1/1/97 TO   AVERAGE                           115.878      117.134           --          21.370        21.543         --    24.319
08/13/1998  MEDIAN                            109.400      113.000           --          21.040        19.435         --    23.230
            ------------------------------ -----------------------------------------------------------------------------------------

             EXHIBIT 5

SELECTED DATA ON ALL PUBLIC THRIFTS


                                                                                     CORPORATE
                                                           -------------------------------------------------------------------------

                                                                                                            NUMBER
                                                                                                              OF
    TICKER                     SHORT NAME                  EXCHANGE               CITY             STATE    OFFICES        IPO DATE
---------------------------------------------------------  -------------------------------------------------------------------------
%CCMD           Chevy Chase Bank FSB                       Private       Chevy Chase                 MD        138                NA
AABC            Access Anytime Bancorp Inc.                NASDAQ        Clovis                      NM          3          08/08/86
ABBK            Abington Bancorp Inc.                      NASDAQ        Abington                    MA          9          06/10/86
ABCL            Alliance Bancorp                           NASDAQ        Hinsdale                    IL         20          07/07/92
ABCW            Anchor BanCorp Wisconsin                   NASDAQ        Madison                     WI         35          07/16/92
AFBC            Advance Financial Bancorp                  NASDAQ        Wellsburg                   WV          3          01/02/97
AFED            AFSALA Bancorp Inc.                        NASDAQ        Amsterdam                   NY          6          10/01/96
AHCI            Ambanc Holding Co.                         NASDAQ        Amsterdam                   NY         12          12/27/95
ALBC            Albion Banc Corp.                          NASDAQ        Albion                      NY          2          07/26/93
ALBK            ALBANK Financial Corp.                     NASDAQ        Albany                      NY        109          04/01/92
ALLB            Alliance Bank (MHC)                        NASDAQ        Broomall                    PA          7          03/03/95
AMFC            AMB Financial Corp.                        NASDAQ        Munster                     IN          3          04/01/96
ANA             Acadiana Bancshares Inc.                   AMSE          Lafayette                   LA          5          07/16/96
ANDB            Andover Bancorp Inc.                       NASDAQ        Andover                     MA         12          05/08/86
ANE             Alliance Bncp of New England               AMSE          Vernon                      CT          7          12/19/86
ASBI            Ameriana Bancorp                           NASDAQ        New Castle                  IN          9          03/02/87
ASBP            ASB Financial Corp.                        NASDAQ        Portsmouth                  OH          1          05/11/95
ASFC            Astoria Financial Corp.                    NASDAQ        Lake Success                NY         96          11/18/93
ATSB            AmTrust Capital Corp.                      NASDAQ        Peru                        IN          2          03/28/95
AVND            Avondale Financial Corp.                   NASDAQ        Chicago                     IL          5          04/07/95
BANC            BankAtlantic Bancorp Inc.                  NASDAQ        Fort Lauderdale             FL         65          11/29/83
BCSB            BCSB Bankcorp Inc. (MHC)                   NASDAQ        Baltimore                   MD          6          07/08/98
BDJI            First Federal Bancorp.                     NASDAQ        Bemidji                     MN          5          04/04/95
BFD             BostonFed Bancorp Inc.                     AMSE          Burlington                  MA         10          10/24/95
BFFC            Big Foot Financial Corp.                   NASDAQ        Long Grove                  IL          3          12/20/96
BFSB            Bedford Bancshares Inc.                    NASDAQ        Bedford                     VA          3          08/22/94
BKC             American Bank of Connecticut               AMSE          Waterbury                   CT         14          12/01/81
BKCT            Bancorp Connecticut Inc.                   NASDAQ        Southington                 CT          3          07/03/86
BKUNA           BankUnited Financial Corp.                 NASDAQ        Coral Gables                FL         24          12/11/85
BNKU            Bank United Corp.                          NASDAQ        Houston                     TX         81          08/09/96
BPLS            Bank Plus Corp.                            NASDAQ        Los Angeles                 CA         38                NA
BRBI            Blue River Bancshares Inc.                 NASDAQ        Shelbyville                 IN          4                NA
BRKL            Brookline Bancorp (MHC)                    NASDAQ        Brookline                   MA          5          03/25/98
BTHL            Bethel Bancorp                             NASDAQ        Portland                    ME          8          08/19/87
BVCC            Bay View Capital Corp.                     NASDAQ        San Mateo                   CA         56          05/09/86
BWFC            Bank West Financial Corp.                  NASDAQ        Grand Rapids                MI          3          03/30/95
BYFC            Broadway Financial Corp.                   NASDAQ        Los Angeles                 CA          5          01/09/96
BYS             Bay State Bancorp                          AMSE          Brookline                   MA          5          03/30/98
CAFI            Camco Financial Corp.                      NASDAQ        Cambridge                   OH         14                NA
CASB            Cascade Financial Corp.                    NASDAQ        Everett                     WA         11          09/16/92
CASH            First Midwest Financial Inc.               NASDAQ        Storm Lake                  IA         14          09/20/93
CATB            Catskill Financial Corp.                   NASDAQ        Catskill                    NY          5          04/18/96
CAVB            Cavalry Bancorp Inc.                       NASDAQ        Murfreesboro                TN          9          03/17/98
CBCI            Calumet Bancorp Inc.                       NASDAQ        Dolton                      IL          5          02/20/92
CBES            CBES Bancorp Inc.                          NASDAQ        Excelsior Springs           MO          3          09/30/96
CBK             Citizens First Financial Corp.             AMSE          Bloomington                 IL          6          05/01/96
CBSA            Coastal Bancorp Inc.                       NASDAQ        Houston                     TX         49                NA
CEBK            Central Co-operative Bank                  NASDAQ        Somerville                  MA          8          10/24/86
CENB            Century Bancorp Inc.                       NASDAQ        Thomasville                 NC          1          12/23/96
CFB             Commercial Federal Corp.                   NYSE          Omaha                       NE        242          12/31/84
CFCP            Coastal Financial Corp.                    NASDAQ        Myrtle Beach                SC         10          09/26/90
CFFC            Community Financial Corp.                  NASDAQ        Staunton                    VA          4          03/30/88
CFKY            Columbia Financial of Kentucky             NASDAQ        Fort Mitchell               KY          5          04/15/98
CFNC            Carolina Fincorp Inc.                      NASDAQ        Rockingham                  NC          4          11/25/96
CFSB            CFSB Bancorp Inc.                          NASDAQ        Lansing                     MI         17          06/22/90
CFTP            Community Federal Bancorp                  NASDAQ        Tupelo                      MS          2          03/26/96
CIBI            Community Investors Bancorp                NASDAQ        Bucyrus                     OH          3          02/07/95
CITZ            CFS Bancorp Inc.                           NASDAQ        Munster                     IN         24          07/24/98
CKFB            CKF Bancorp Inc.                           NASDAQ        Danville                    KY          1          01/04/95
CLAS            Classic Bancshares Inc.                    NASDAQ        Ashland                     KY          5          12/29/95
CMRN            Cameron Financial Corp                     NASDAQ        Cameron                     MO          4          04/03/95
CMSB            Commonwealth Bancorp Inc.                  NASDAQ        Norristown                  PA         58          06/17/96
CMSV            Community Savings Bnkshrs(MHC)             NASDAQ        North Palm Beach            FL         21          10/24/94
CNIT            CENIT Bancorp Inc.                         NASDAQ        Norfolk                     VA         20          08/06/92




                                                          KEY FINANCIAL DATA AS OF THE MOST RECENT QUARTER
              ---------------------------   ------------------------------------------------------------------------
                DEPOSIT
               INSURANCE                               TOTAL             LOANS/     LOANS/   DEPOSITS/  BORROWINGS/
                 AGENCY          CONVERSION            ASSETS            DEPOSITS    ASSETS    ASSETS      ASSETS
    TICKER     (BIF/SAIF)           TYPE               ($000)              (%)        (%)       (%)         (%)
-----------   ---------------------------   ------------------------------------------------------------------------
%CCMD           SAIF             Not Avail.           6,619,429          53.09      39.43      74.27      15.73
AABC            SAIF              Regular               116,921          76.51      66.07      86.35       4.92
ABBK            BIF               Regular               546,208          99.79      63.18      63.32      27.23
ABCL            SAIF              Regular             2,068,197         100.56      64.08      63.73      25.37
ABCW            SAIF              Regular             2,057,635         117.84      81.97      69.56      22.58
AFBC            SAIF              Regular               114,185         110.13      85.41      77.55       8.76
AFED            SAIF              Regular               167,301          56.12      48.49      86.40       0.96
AHCI            BIF               Regular               565,387         101.13      57.53      56.89      31.80
ALBC            SAIF              Regular                74,118         102.40      77.34      75.52      13.74
ALBK            SAIF              Regular             4,130,868          81.76      69.37      84.86       2.13
ALLB            SAIF             Mutual HC              277,490          71.32      54.94      77.02      11.87
AMFC            SAIF              Regular               111,338         115.99      78.86      67.99      18.03
ANA             SAIF              Regular               298,148         110.57      74.88      67.72      16.68
ANDB            BIF               Regular             1,392,342         106.47      74.33      69.81      21.15
ANE             BIF               Regular               252,287          73.12      65.44      89.50       2.25
ASBI            SAIF              Regular               375,297          86.42      71.53      82.77       3.40
ASBP            SAIF              Regular               116,437          82.70      66.40      80.28       5.89
ASFC            SAIF              Regular            11,575,551          80.28      42.25      52.63      37.93
ATSB            SAIF              Regular                69,106         104.82      70.11      66.89      21.51
AVND            SAIF              Regular               520,132          53.50      37.31      69.74      20.34
BANC            SAIF              Regular             3,756,571         151.40      73.06      48.25      38.77
BCSB            SAIF             Mutual HC              320,627          77.62      53.93      69.48       0.00
BDJI            SAIF              Regular               121,315          66.51      46.52      69.94      17.70
BFD             SAIF              Regular             1,058,207         136.79      84.32      61.64      29.68
BFFC            SAIF              Regular               220,604          93.49      52.48      56.13      24.02
BFSB            SAIF              Regular               156,308         120.62      80.77      66.96      19.19
BKC             BIF               Regular               685,545          84.85      58.99      69.52      20.86
BKCT            BIF               Regular               495,178          80.75      52.83      65.42      23.76
BKUNA           SAIF              Regular             3,584,123         142.31      80.10      56.28      30.67
BNKU            SAIF             Not Avail.          13,095,947         151.99      74.50      49.02      39.63
BPLS            SAIF             Not Avail.           4,286,237          95.04      67.74      71.28      23.60
BRBI            SAIF             Not Avail.             350,208             NM       0.00       0.00      49.05
BRKL            BIF              Mutual HC              835,329         113.24      63.37      55.96       9.39
BTHL            BIF               Regular               218,187         114.79      77.14      67.20      22.23
BVCC            SAIF              Regular             5,720,109         133.84      77.54      57.93      34.73
BWFC            SAIF              Regular               181,469         106.15      70.18      66.12      20.39
BYFC            SAIF              Regular               137,642          95.77      81.65      85.26       4.00
BYS             SAIF              Regular               287,617         114.60      81.50      71.12       5.22
CAFI            SAIF             Not Avail.             588,220         115.74      84.37      72.90      16.00
CASB            SAIF              Regular               444,155         124.43      87.55      70.36      19.55
CASH            SAIF              Regular               421,258          96.59      61.79      63.97      25.10
CATB            BIF               Regular               309,566          64.11      43.38      67.66       8.36
CAVB            SAIF              Regular               339,846          99.95      69.00      69.03       0.00
CBCI            SAIF              Regular               491,961         108.90      77.28      70.96       9.16
CBES            SAIF              Regular               123,710         134.64      93.36      69.34      15.76
CBK             SAIF              Regular               281,068         111.77      80.63      72.14      12.66
CBSA            SAIF             Not Avail.           2,980,528         104.66      47.72      45.59      48.73
CEBK            BIF               Regular               381,857         103.31      75.71      73.28      15.97
CENB            SAIF              Regular                96,866          96.61      72.83      75.39       4.34
CFB             SAIF              Regular             8,852,640         126.09      76.39      60.58      30.13
CFCP            SAIF              Regular               616,887         114.61      68.36      59.64      33.17
CFFC            SAIF              Regular               183,230         119.22      89.24      74.86       9.82
CFKY            SAIF              Regular               118,968          77.19      52.43      67.92       0.00
CFNC            SAIF              Regular               113,911          90.99      74.62      82.01       2.81
CFSB            SAIF              Regular               847,769         130.60      89.03      68.17      22.30
CFTP            SAIF              Regular               263,246          98.59      53.59      54.36      20.74
CIBI            SAIF              Regular               102,535         110.77      82.06      74.08      15.17
CITZ            SAIF              Regular             1,098,105          53.85      34.85      64.72       9.59
CKFB            SAIF              Regular                62,759         121.45      89.58      73.76       3.46
CLAS            SAIF              Regular               137,984          85.97      67.54      78.56       5.33
CMRN            SAIF              Regular               220,784         136.16      82.37      60.49      18.23
CMSB            SAIF             Not Avail.           2,368,247          90.96      60.65      66.68      21.99
CMSV            SAIF             Mutual HC              765,488          92.30      69.26      75.03      11.95
CNIT            SAIF              Regular               651,857         104.64      80.13      76.58      14.91

           EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS



                                                                                     CORPORATE
                                                           -------------------------------------------------------------------------

                                                                                                                NUMBER
                                                                                                                  OF
    TICKER                     SHORT NAME                    EXCHANGE               CITY               STATE    OFFICES     IPO DATE
---------------------------------------------------------  -------------------------------------------------------------------------
CNSB            CNS Bancorp Inc.                           NASDAQ        Jefferson City              MO          5          06/12/96
CNY             Carver Bancorp Inc.                        AMSE          New York                    NY          7          10/25/94
COFI            Charter One Financial                      NASDAQ        Cleveland                   OH        223          01/22/88
CONE            Conestoga Bancorp, Inc.                    NASDAQ        Roslyn                      NY          8          03/30/94
COOP            Cooperative Bankshares Inc.                NASDAQ        Wilmington                  NC         16          08/21/91
CRSB            Crusader Holding Corp.                     NASDAQ        Philadelphia                PA          2                NA
CRZY            Crazy Woman Creek Bancorp                  NASDAQ        Buffalo                     WY          1          03/29/96
CSBF            CSB Financial Group Inc.                   NASDAQ        Centralia                   IL          2          10/09/95
CVAL            Chester Valley Bancorp Inc.                NASDAQ        Downingtown                 PA          7          03/27/87
DCBI            Delphos Citizens Bancorp Inc.              NASDAQ        Delphos                     OH          1          11/21/96
DCOM            Dime Community Bancshares Inc.             NASDAQ        Brooklyn                    NY         14          06/26/96
DME             Dime Bancorp Inc.                          NYSE          New York                    NY         90          08/19/86
DNFC            D & N Financial Corp.                      NASDAQ        Hancock                     MI         42          02/13/85
DSL             Downey Financial Corp.                     NYSE          Newport Beach               CA         90          01/01/71
EBI             Equality Bancorp Inc.                      AMSE          St. Louis                   MO          3          12/02/97
EBSI            Eagle Bancshares                           NASDAQ        Tucker                      GA         15          04/01/86
EFBC            Empire Federal Bancorp Inc.                NASDAQ        Livingston                  MT          3          01/27/97
EFBI            Enterprise Federal Bancorp                 NASDAQ        West Chester                OH          7          10/17/94
EFC             EFC Bancorp Inc.                           AMSE          Elgin                       IL          6          04/07/98
EGLB            Eagle BancGroup Inc.                       NASDAQ        Bloomington                 IL          3          07/01/96
EMLD            Emerald Financial Corp.                    NASDAQ        Strongsville                OH         14          10/05/93
EQSB            Equitable Federal Savings Bank             NASDAQ        Wheaton                     MD          4          09/10/93
ESBF            ESB Financial Corp.                        NASDAQ        Ellwood City                PA         11          06/13/90
ESBK            Elmira Savings Bank (The)                  NASDAQ        Elmira                      NY          6          03/01/85
ESX             Essex Bancorp Inc.                         AMSE          Norfolk                     VA          4                NA
ETFS            East Texas Financial Services              NASDAQ        Tyler                       TX          2          01/10/95
FAB             FIRSTFED AMERICA BANCORP INC.              AMSE          Swansea                     MA         13          01/15/97
FBBC            First Bell Bancorp Inc.                    NASDAQ        Pittsburgh                  PA          7          06/29/95
FBCI            Fidelity Bancorp Inc.                      NASDAQ        Chicago                     IL          5          12/15/93
FBCV            1ST Bancorp                                NASDAQ        Vincennes                   IN          2          04/07/87
FBER            1st Bergen Bancorp                         NASDAQ        Wood-Ridge                  NJ          4          04/01/96
FBHC            Fort Bend Holding Corp.                    NASDAQ        Rosenberg                   TX          6          06/30/93
FBNW            FirstBank Corp.                            NASDAQ        Lewiston                    ID          6          07/02/97
FBSI            First Bancshares Inc.                      NASDAQ        Mountain Grove              MO          8          12/22/93
FCB             Falmouth Bancorp Inc.                      AMSE          Falmouth                    MA          3          03/28/96
FCBF            FCB Financial Corp.                        NASDAQ        Oshkosh                     WI         13          09/24/93
FCBH            Virginia Beach Fed. Financial              NASDAQ        Virginia Beach              VA         14          11/01/80
FCBK            First Coastal Bankshares                   NASDAQ        Virginia Beach              VA         16          11/01/80
FCME            First Coastal Corp.                        NASDAQ        Westbrook                   ME          8                NA
FDEF            First Defiance Financial                   NASDAQ        Defiance                    OH         11          10/02/95
FDTR            Federal Trust Corp.                        NASDAQ        Winter Park                 FL          1                NA
FED             FirstFed Financial Corp.                   NYSE          Santa Monica                CA         24          12/16/83
FESX            First Essex Bancorp Inc.                   NASDAQ        Andover                     MA         19          08/04/87
FFBH            First Federal Bancshares of AR             NASDAQ        Harrison                    AR         12          05/03/96
FFBI            First Financial Bancorp Inc.               NASDAQ        Belvidere                   IL          2          10/04/93
FFBS            FFBS BanCorp Inc.                          NASDAQ        Columbus                    MS          3          07/01/93
FFBZ            First Federal Bancorp Inc.                 NASDAQ        Zanesville                  OH          6          07/13/92
FFCH            First Financial Holdings Inc.              NASDAQ        Charleston                  SC         36          11/10/83
FFDB            FirstFed Bancorp Inc.                      NASDAQ        Bessemer                    AL          8          11/19/91
FFDF            FFD Financial Corp.                        NASDAQ        Dover                       OH          2          04/03/96
FFED            Fidelity Federal Bancorp                   NASDAQ        Evansville                  IN          4          08/31/87
FFES            First Federal of East Hartford             NASDAQ        East Hartford               CT         11          06/23/87
FFFD            North Central Bancshares Inc.              NASDAQ        Fort Dodge                  IA          7          03/21/96
FFFL            Fidelity Bankshares Inc. (MHC)             NASDAQ        West Palm Beach             FL         22          01/07/94
FFHH            FSF Financial Corp.                        NASDAQ        Hutchinson                  MN         11          10/07/94
FFHS            First Franklin Corp.                       NASDAQ        Cincinnati                  OH          7          01/26/88
FFIC            Flushing Financial Corp.                   NASDAQ        Flushing                    NY          8          11/21/95
FFKY            First Federal Financial Corp.              NASDAQ        Elizabethtown               KY         11          07/15/87
FFLC            FFLC Bancorp Inc.                          NASDAQ        Leesburg                    FL          9          01/04/94
FFOH            Fidelity Financial of Ohio                 NASDAQ        Cincinnati                  OH         12          03/04/96
FFPB            First Palm Beach Bancorp Inc.              NASDAQ        West Palm Beach             FL         51          09/29/93
FFSL            First Independence Corp.                   NASDAQ        Independence                KS          2          10/08/93
FFSX            First Fed SB of Siouxland(MHC)             NASDAQ        Sioux City                  IA         15          07/13/92
FFWC            FFW Corp.                                  NASDAQ        Wabash                      IN          4          04/05/93



                                                       KEY FINANCIAL DATA AS OF THE MOST RECENT QUARTER
           ---------------------------   ------------------------------------------------------------------------
            DEPOSIT
           INSURANCE                               TOTAL             LOANS/    LOANS/   DEPOSITS/  BORROWINGS/
            AGENCY          CONVERSION            ASSETS            DEPOSITS   ASSETS    ASSETS      ASSETS
 TICKER   (BIF/SAIF)           TYPE               ($000)              (%)        (%)       (%)         (%)
--------   ---------------------------   ------------------------------------------------------------------------

CNSB       SAIF              Regular                97,988          89.75      66.44      74.03       0.60
CNY        SAIF              Regular               427,371          96.00      62.84      65.46      23.77
COFI       SAIF              Regular            19,813,254         122.96      67.69      55.05      35.71
CONE       SAIF              Regular               494,348          28.70      23.21      80.86       2.02
COOP       SAIF              Regular               381,054         102.12      80.05      78.39      13.15
CRSB       SAIF             Not Avail.             202,034         143.25      84.26      58.82      28.43
CRZY       SAIF              Regular                61,478          97.27      48.54      49.91      25.78
CSBF       SAIF              Regular                47,218          75.24      57.15      75.96       0.00
CVAL       SAIF              Regular               377,012          93.11      73.64      79.09      11.05
DCBI       SAIF              Regular               113,585         120.12      83.92      69.86       5.28
DCOM       BIF               Regular             1,623,926          91.50      58.51      63.94      22.18
DME        BIF               Regular            20,913,891         113.54      76.18      67.10      23.43
DNFC       SAIF              Regular             1,898,004         119.15      67.81      56.91      34.62
DSL        SAIF             Not Avail.           5,832,102         102.83      91.18      88.67       2.67
EBI        SAIF             Not Avail.             273,361          86.17      37.41      43.41      46.29
EBSI       SAIF              Regular             1,120,232         107.56      76.62      71.24      17.67
EFBC       SAIF              Regular               106,940          74.71      46.13      61.74       0.63
EFBI       SAIF              Regular               406,893         125.84      62.65      49.78      40.55
EFC        SAIF              Regular               397,644         107.12      71.37      66.62       8.05
EGLB       SAIF              Regular               174,085          88.68      67.25      75.84      11.49
EMLD       SAIF              Regular               617,369          92.02      79.24      86.11       4.39
EQSB       SAIF            Supervisory             350,555          86.02      64.46      74.93      19.11
ESBF       SAIF              Regular               956,146          88.15      37.66      42.73      46.51
ESBK       BIF               Regular               231,725          85.87      78.64      91.57       1.41
ESX        SAIF             Not Avail.             214,391         112.47      86.99      77.34      14.59
ETFS       SAIF              Regular               122,594          70.67      50.54      71.52      10.05
FAB        SAIF              Regular             1,315,743         130.09      68.68      52.80      36.03
FBBC       SAIF              Regular               756,638         120.55      75.56      62.68      23.79
FBCI       SAIF              Regular               501,708         125.04      81.73      65.36      21.89
FBCV       SAIF              Regular               260,149         160.67      72.73      45.27      44.35
FBER       SAIF              Regular               300,755          59.39      44.27      74.54      13.13
FBHC       SAIF              Regular               318,348          67.44      56.69      84.06       4.68
FBNW       SAIF              Regular               194,432         131.63      81.21      61.70      21.71
FBSI       SAIF              Regular               172,173         104.16      85.34      81.93       3.31
FCB        BIF               Regular               110,523          99.60      71.77      72.06       5.99
FCBF       SAIF              Regular               515,516         116.95      72.77      62.22      20.14
FCBH       SAIF             Not Avail.             625,254         108.17      74.01      68.42      23.41
FCBK       SAIF             Not Avail.             603,753         112.93      76.57      67.80      23.80
FCME       BIF              Not Avail.             171,719          76.80      62.17      80.95      10.00
FDEF       SAIF             Not Avail.             582,124         115.80      80.47      69.49      11.36
FDTR       SAIF             Not Avail.             151,934         122.25      88.56      72.45      17.15
FED        SAIF              Regular             4,010,381         144.06      76.84      53.34      39.50
FESX       BIF               Regular             1,314,752          83.10      58.79      70.74      20.02
FFBH       SAIF              Regular               578,142          95.70      76.56      80.00       4.90
FFBI       SAIF              Regular                82,682          81.43      66.52      81.70       8.10
FFBS       SAIF              Regular               134,952          90.62      71.00      78.35       3.41
FFBZ       SAIF              Regular               207,381         127.10      85.71      67.44      24.11
FFCH       SAIF              Regular             1,874,198         134.56      82.83      61.56      29.59
FFDB       SAIF              Regular               179,893          73.64      66.04      89.68       0.00
FFDF       SAIF              Regular                90,966         115.02      78.34      68.11      13.76
FFED       SAIF              Regular               197,046         107.25      81.06      75.59      16.25
FFES       SAIF              Regular               980,415          35.40      21.24      60.01      32.19
FFFD       SAIF             Not Avail.             331,124         103.16      76.77      74.41       9.77
FFFL       SAIF             Mutual HC            1,468,351          90.54      62.46      68.98      21.16
FFHH       SAIF              Regular               414,072         128.35      68.53      53.39      35.56
FFHS       SAIF              Regular               237,679          74.66      64.56      86.46       3.87
FFIC       BIF               Regular             1,091,908          99.72      61.06      61.23      24.86
FFKY       SAIF              Regular               409,651         116.45      87.19      74.87      10.56
FFLC       SAIF              Regular               412,443         105.71      83.54      79.03       7.27
FFOH       SAIF             Not Avail.             531,926         101.68      79.98      78.66       8.24
FFPB       SAIF              Regular             1,764,026          81.92      60.34      73.66      17.28
FFSL       SAIF              Regular               123,366         112.23      73.98      65.92      23.02
FFSX       SAIF             Mutual HC              551,593         103.82      73.86      71.14      19.56
FFWC       SAIF              Regular               203,311         112.07      69.04      61.61      27.79

            EXHIBIT 5

SELECTED DATA ON ALL PUBLIC THRIFTS


                                                                                     CORPORATE
                                                           -------------------------------------------------------------------------

                                                                                                            NUMBER
                                                                                                              OF
    TICKER                     SHORT NAME                    EXCHANGE               CITY           STATE    OFFICES        IPO DATE
---------------------------------------------------------  -------------------------------------------------------------------------
FFWD            Wood Bancorp Inc.                          NASDAQ        Bowling Green               OH          7          08/31/93
FFYF            FFY Financial Corp.                        NASDAQ        Youngstown                  OH         10          06/28/93
FGHC            First Georgia Holding Inc.                 NASDAQ        Brunswick                   GA          7          02/11/87
FIBC            Financial Bancorp Inc.                     NASDAQ        Long Island City            NY          5          08/17/94
FISB            First Indiana Corp.                        NASDAQ        Indianapolis                IN         26          08/02/83
FKAN            First Kansas Financial Corp.               NASDAQ        Osawatomie                  KS          6          06/29/98
FKFS            First Keystone Financial                   NASDAQ        Media                       PA          6          01/26/95
FKKY            Frankfort First Bancorp Inc.               NASDAQ        Frankfort                   KY          3          07/10/95
FLAG            FLAG Financial Corp.                       NASDAQ        LaGrange                    GA         16          12/11/86
FLFC            First Liberty Financial Corp.              NASDAQ        Macon                       GA         36          12/06/83
FLGS            Flagstar Bancorp Inc.                      NASDAQ        Bloomfield Hills            MI         24                NA
FLKY            First Lancaster Bancshares                 NASDAQ        Lancaster                   KY          1          07/01/96
FMBD            First Mutual Bancorp Inc.                  NASDAQ        Decatur                     IL         14          07/05/95
FMCO            FMS Financial Corp.                        NASDAQ        Burlington                  NJ         21          12/14/88
FMSB            First Mutual Savings Bank                  NASDAQ        Bellevue                    WA          9          12/17/85
FNGB            First Northern Capital Corp.               NASDAQ        Green Bay                   WI         19          12/29/83
FPRY            First Financial Bancorp                    NASDAQ        Tallahassee                 FL          6          03/29/88
FSBI            Fidelity Bancorp Inc.                      NASDAQ        Pittsburgh                  PA          8          06/24/88
FSFF            First SecurityFed Financial                NASDAQ        Chicago                     IL          5          10/31/97
FSLA            First Source Bancorp Inc.                  NASDAQ        Woodbridge                  NJ         17          04/09/98
FSNJ            Bayonne Bancshares Inc.                    NASDAQ        Bayonne                     NJ          4          08/22/97
FSPT            FirstSpartan Financial Corp.               NASDAQ        Spartanburg                 SC          8          07/09/97
FSSB            First FS&LA of San Bernardino              NASDAQ        San Bernardino              CA          4          02/02/93
FSTC            First Citizens Corp.                       NASDAQ        Newnan                      GA          9          03/01/86
FTF             Texarkana First Financial Corp             AMSE          Texarkana                   AR          5          07/07/95
FTFC            First Federal Capital Corp.                NASDAQ        La Crosse                   WI         56          11/02/89
FTNB            Fulton Bancorp Inc.                        NASDAQ        Fulton                      MO          2          10/18/96
FTSB            Fort Thomas Financial Corp.                NASDAQ        Fort Thomas                 KY          2          06/28/95
FWWB            First Washington Bancorp Inc.              NASDAQ        Walla Walla                 WA         26          11/01/95
GAF             GA Financial Inc.                          AMSE          Pittsburgh                  PA         13          03/26/96
GBNK            Gaston Federal Bancorp (MHC)               NASDAQ        Gastonia                    NC          4          04/13/98
GDW             Golden West Financial                      NYSE          Oakland                     CA        253          05/29/59
GFCO            Glenway Financial Corp.                    NASDAQ        Cincinnati                  OH          5          11/30/90
GFED            Guaranty Federal Bcshs Inc.                NASDAQ        Springfield                 MO          5          12/31/97
GLMR            Gilmer Financial Svcs, Inc.                NASDAQ        Gilmer                      TX          1          02/09/95
GOSB            GSB Financial Corp.                        NASDAQ        Goshen                      NY          2          07/09/97
GPT             GreenPoint Financial Corp.                 NYSE          New York                    NY         73          01/28/94
GSB             Golden State Bancorp Inc.                  NYSE          Glendale                    CA        415          10/01/83
GSFC            Green Street Financial Corp.               NASDAQ        Fayetteville                NC          3          04/04/96
GSLA            GS Financial Corp.                         NASDAQ        Metairie                    LA          3          04/01/97
GTPS            Great American Bancorp                     NASDAQ        Champaign                   IL          3          06/30/95
GUPB            GFSB Bancorp Inc.                          NASDAQ        Gallup                      NM          1          06/30/95
HALL            Hallmark Capital Corp.                     NASDAQ        West Allis                  WI          3          01/03/94
HARB            Harbor Florida Bancshares Inc.             NASDAQ        Fort Pierce                 FL         25          03/19/98
HARL            Harleysville Savings Bank                  NASDAQ        Harleysville                PA          4          08/04/87
HARS            Harris Financial Inc. (MHC)                NASDAQ        Harrisburg                  PA         34          01/25/94
HAVN            Haven Bancorp Inc.                         NASDAQ        Westbury                    NY         53          09/23/93
HBBI            Home Building Bancorp                      NASDAQ        Washington                  IN          2          02/08/95
HBEI            Home Bancorp of Elgin Inc.                 NASDAQ        Elgin                       IL          5          09/27/96
HBFW            Home Bancorp                               NASDAQ        Fort Wayne                  IN          9          03/30/95
HBNK            Highland Bancorp Inc.                      NASDAQ        Burbank                     CA          7                NA
HBS             Haywood Bancshares Inc.                    AMSE          Waynesville                 NC          4          12/18/87
HBSC            Heritage Bancorp Inc.                      NASDAQ        Laurens                     SC          4          04/06/98
HCBB            HCB Bancshares Inc.                        NASDAQ        Camden                      AR          6          05/07/97
HCBC            High Country Bancorp Inc.                  NASDAQ        Salida                      CO          3          12/10/97
HCFC            Home City Financial Corp.                  NASDAQ        Springfield                 OH          1          12/30/96
HEMT            HF Bancorp Inc.                            NASDAQ        Hemet                       CA         19          06/30/95
HFBC            HopFed Bancorp Inc.                        NASDAQ        Hopkinsville                KY          5          02/09/98
HFFB            Harrodsburg First Fin Bancorp              NASDAQ        Harrodsburg                 KY          2          10/04/95
HFFC            HF Financial Corp.                         NASDAQ        Sioux Falls                 SD         19          04/08/92
HFGI            Harrington Financial Group                 NASDAQ        Richmond                    IN          7                NA
HFSA            Hardin Bancorp Inc.                        NASDAQ        Hardin                      MO          3          09/29/95
HFWA            Heritage Financial Corp.                   NASDAQ        Olympia                     WA         12          01/09/98
HHFC            Harvest Home Financial Corp.               NASDAQ        Cheviot                     OH          3          10/10/94



                                                       KEY FINANCIAL DATA AS OF THE MOST RECENT QUARTER
           ---------------------------   ------------------------------------------------------------------------
            DEPOSIT
           INSURANCE                               TOTAL          LOANS/     LOANS/   DEPOSITS/  BORROWINGS/
            AGENCY          CONVERSION            ASSETS         DEPOSITS    ASSETS    ASSETS      ASSETS
 TICKER   (BIF/SAIF)           TYPE               ($000)           (%)        (%)       (%)         (%)
--------   ---------------------------   ------------------------------------------------------------------------

FFWD       SAIF              Regular               166,150         104.75      82.02      78.29       7.32
FFYF       SAIF              Regular               651,746         109.28      74.45      68.13      15.09
FGHC       SAIF              Regular               180,806         102.71      86.35      84.07       6.14
FIBC       SAIF              Regular               340,999          84.49      56.75      67.16      22.87
FISB       SAIF              Regular             1,750,819         121.14      84.43      69.70      19.96
FKAN       SAIF              Regular               106,001          53.75      41.91      77.97       0.61
FKFS       SAIF              Regular               390,970          83.82      51.83      61.84      25.63
FKKY       SAIF              Regular               134,485         154.39      94.01      60.89      21.01
FLAG       SAIF              Regular               442,879          93.35      71.51      76.60      12.61
FLFC       SAIF              Regular             1,511,776          95.19      67.89      71.32      19.21
FLGS       SAIF             Not Avail.           2,573,280         163.93      87.59      53.43      27.26
FLKY       SAIF              Regular                53,747         188.04      88.92      47.29      25.05
FMBD       SAIF              Regular               379,534          96.85      80.16      82.76       1.32
FMCO       SAIF              Regular               673,699          58.65      45.21      77.07      15.99
FMSB       BIF               Regular               470,866          99.97      84.78      84.80       6.30
FNGB       SAIF              Regular               690,372         121.05      89.05      73.56      13.92
FPRY       SAIF              Regular               240,379          88.86      77.63      87.36       5.41
FSBI       SAIF              Regular               396,180          80.04      52.68      65.81      23.27
FSFF       SAIF              Regular               331,044          96.24      62.93      65.39       6.34
FSLA       SAIF             Not Avail.           1,221,038          80.63      53.33      66.14      11.43
FSNJ       SAIF             Not Avail.             700,225          76.13      45.85      60.23      24.93
FSPT       SAIF              Regular               517,433         115.18      82.32      71.47       3.29
FSSB       SAIF              Regular               103,674          75.29      71.56      95.05       0.00
FSTC       SAIF              Regular               379,694          84.59      73.24      86.58       2.44
FTF        SAIF              Regular               189,557          99.72      79.67      79.90       3.75
FTFC       SAIF              Regular             1,584,405          79.48      64.19      80.76      10.50
FTNB       SAIF              Regular               110,110         134.07      84.21      62.81      11.63
FTSB       SAIF              Regular               101,352         123.47      91.61      74.20       8.47
FWWB       SAIF              Regular             1,362,063         126.24      69.06      54.71      31.91
GAF        SAIF              Regular               838,272          68.33      38.71      56.64      27.48
GBNK       SAIF             Mutual HC              202,615         100.46      69.31      68.99       9.13
GDW        SAIF             Not Avail.          39,067,229         111.39      71.26      63.98      26.40
GFCO       SAIF              Regular               303,332         119.43      86.87      72.74      16.63
GFED       SAIF             Not Avail.             260,043         147.84      80.14      54.21      17.34
GLMR       SAIF              Regular                42,171          81.48      56.24      69.02      20.27
GOSB       BIF               Regular               129,087          88.65      58.58      66.08       7.75
GPT        BIF               Regular            12,853,902          84.45      71.06      84.14       1.55
GSB        SAIF              Regular            18,116,737         130.22      76.90      59.05      32.31
GSFC       SAIF              Regular               173,265         119.17      75.79      63.60       0.00
GSLA       SAIF              Regular               145,151         108.85      42.93      39.44      22.85
GTPS       SAIF              Regular               148,342         105.30      83.27      79.08       1.35
GUPB       SAIF              Regular               123,209         109.87      61.87      56.31      31.04
HALL       SAIF              Regular               438,374         105.03      65.08      61.96      26.70
HARB       SAIF             Not Avail.           1,318,792         101.39      70.36      69.39       9.48
HARL       SAIF              Regular               395,383          88.86      64.85      72.98      19.32
HARS       SAIF             Mutual HC            2,325,602          84.48      40.91      48.42      41.34
HAVN       SAIF              Regular             2,265,248          87.62      60.45      69.00      22.09
HBBI       SAIF              Regular                42,430          90.16      68.17      75.61       9.43
HBEI       SAIF              Regular               367,656         120.11      87.32      72.70       0.00
HBFW       SAIF              Regular               360,286         104.30      88.70      85.05       1.94
HBNK       SAIF             Not Avail.             573,412         117.04      78.83      67.35      23.28
HBS        SAIF             Not Avail.             151,718          97.40      75.09      77.09       6.92
HBSC       SAIF              Regular               300,868          97.07      65.53      67.50       0.00
HCBB       SAIF              Regular               221,631          76.44      48.63      63.62      18.21
HCBC       SAIF              Regular               100,589         129.46      81.63      63.05      17.79
HCFC       SAIF              Regular                78,042         123.58      90.81      73.48      12.10
HEMT       SAIF              Regular             1,045,837          68.21      56.53      82.87       8.13
HFBC       SAIF              Regular               217,837          67.14      48.25      71.86       0.00
HFFB       SAIF              Regular               109,033         106.51      76.71      72.01       0.00
HFFC       SAIF              Regular               570,060          99.31      77.77      78.31       8.88
HFGI       SAIF             Not Avail.             484,397          91.92      33.84      36.81      57.78
HFSA       SAIF              Regular               133,320          83.26      49.34      59.26      29.63
HFWA       SAIF             Not Avail.             415,851          87.79      66.31      75.54       0.44
HHFC       SAIF              Regular                96,085          81.87      50.79      62.04      26.54

            EXHIBIT 5

SELECTED DATA ON ALL PUBLIC THRIFTS



                                                                                     CORPORATE
                                                           -------------------------------------------------------------------------

                                                                                                                NUMBER
                                                                                                                  OF
    TICKER                     SHORT NAME                    EXCHANGE               CITY               STATE    OFFICES     IPO DATE
---------------------------------------------------------  -------------------------------------------------------------------------
HIFS            Hingham Instit. for Savings                NASDAQ        Hingham                     MA         5           12/20/88
HLFC            Home Loan Financial Corp.                  NASDAQ        Coshocton                   OH         2           03/26/98
HMLK            Hemlock Federal Financial Corp             NASDAQ        Oak Forest                  IL         3           04/02/97
HMNF            HMN Financial Inc.                         NASDAQ        Spring Valley               MN        10           06/30/94
HOMF            Home Federal Bancorp                       NASDAQ        Seymour                     IN        16           01/23/88
HPBC            Home Port Bancorp Inc.                     NASDAQ        Nantucket                   MA         2           08/25/88
HRBF            Harbor Federal Bancorp Inc.                NASDAQ        Baltimore                   MD         9           08/12/94
HRBT            Hudson River Bancorp                       NASDAQ        Hudson                      NY        12           07/01/98
HRZB            Horizon Financial Corp.                    NASDAQ        Bellingham                  WA        12           08/01/86
HSTD            Homestead Bancorp Inc.                     NASDAQ        Ponchatoula                 LA         2           07/20/98
HTHR            Hawthorne Financial Corp.                  NASDAQ        El Segundo                  CA         6                 NA
HWEN            Home Financial Bancorp                     NASDAQ        Spencer                     IN         1           07/02/96
HZFS            Horizon Financial Svcs Corp.               NASDAQ        Oskaloosa                   IA         3           06/30/94
ICBC            Independence Comm. Bank Corp.              NASDAQ        Brooklyn                    NY        33           03/17/98
IFSB            Independence Federal Svgs Bank             NASDAQ        Washington                  DC         2           06/06/85
INBI            Industrial Bancorp Inc.                    NASDAQ        Bellevue                    OH        10           08/01/95
IPSW            Ipswich Savings Bank                       NASDAQ        Ipswich                     MA         8           05/26/93
ITLA            ITLA Capital Corp.                         NASDAQ        La Jolla                    CA         6           10/24/95
IWBK            InterWest Bancorp Inc.                     NASDAQ        Oak Harbor                  WA        55                 NA
JSB             JSB Financial Inc.                         NYSE          Lynbrook                    NY        13           06/27/90
JSBA            Jefferson Savings Bancorp Inc.             NASDAQ        Ballwin                     MO        31           04/08/93
JXSB            Jacksonville Savings Bk (MHC)              NASDAQ        Jacksonville                IL         5           04/21/95
JXVL            Jacksonville Bancorp Inc.                  NASDAQ        Jacksonville                TX         7           04/01/96
KFBI            Klamath First Bancorp                      NASDAQ        Klamath Falls               OR        35           10/05/95
KNK             Kankakee Bancorp Inc.                      AMSE          Kankakee                    IL        14           01/06/93
KSAV            KS Bancorp Inc.                            NASDAQ        Kenly                       NC         5           12/30/93
KSBK            KSB Bancorp Inc.                           NASDAQ        Kingfield                   ME         8           06/24/93
KYF             Kentucky First Bancorp Inc.                AMSE          Cynthiana                   KY         2           08/29/95
LARK            Landmark Bancshares Inc.                   NASDAQ        Dodge City                  KS         5           03/28/94
LARL            Laurel Capital Group Inc.                  NASDAQ        Allison Park                PA         6           02/20/87
LFBI            Little Falls Bancorp Inc.                  NASDAQ        Little Falls                NJ         6           01/05/96
LFCO            Life Financial Corp.                       NASDAQ        Riverside                   CA         3                 NA
LFED            Leeds Federal Bankshares (MHC)             NASDAQ        Baltimore                   MD         1           05/02/94
LIBB            Liberty Bancorp Inc. (MHC)                 NASDAQ        Avenel                      NJ         4           07/01/98
LO              Local Financial Corp.                      AMSE          Oklahoma City               OK        44                 NA
LOGN            Logansport Financial Corp.                 NASDAQ        Logansport                  IN         1           06/14/95
LONF            London Financial Corp.                     NASDAQ        London                      OH         1           04/01/96
LSBI            LSB Financial Corp.                        NASDAQ        Lafayette                   IN         4           02/03/95
LSBX            Lawrence Savings Bank                      NASDAQ        North Andover               MA         5           05/02/86
LVSB            Lakeview Financial Corp.                   NASDAQ        Paterson                    NJ        10           12/22/93
LXMO            Lexington B&L Financial Corp.              NASDAQ        Lexington                   MO         4           06/06/96
MAFB            MAF Bancorp Inc.                           NASDAQ        Clarendon Hills             IL        23           01/12/90
MARN            Marion Capital Holdings                    NASDAQ        Marion                      IN         4           03/18/93
MASB            MASSBANK Corp.                             NASDAQ        Reading                     MA        15           05/28/86
MBBC            Monterey Bay Bancorp Inc.                  NASDAQ        Watsonville                 CA         8           02/15/95
MBLF            MBLA Financial Corp.                       NASDAQ        Macon                       MO         2           06/24/93
MBSP            Mitchell Bancorp Inc.                      NASDAQ        Spruce Pine                 NC         1           07/12/96
MCBN            Mid-Coast Bancorp Inc.                     NASDAQ        Waldoboro                   ME         3           11/02/89
MDBK            Medford Bancorp Inc.                       NASDAQ        Medford                     MA        16           03/18/86
MECH            MECH Financial Inc.                        NASDAQ        Hartford                    CT        16           06/26/96
METF            Metropolitan Financial Corp.               NASDAQ        Mayfield Heights            OH        16                 NA
MFBC            MFB Corp.                                  NASDAQ        Mishawaka                   IN         5           03/25/94
MFFC            Milton Federal Financial Corp.             NASDAQ        West Milton                 OH         3           10/07/94
MFLR            Mayflower Co-operative Bank                NASDAQ        Middleboro                  MA         5           12/23/87
MIFC            Mid-Iowa Financial Corp.                   NASDAQ        Newton                      IA         7           10/14/92
MIVI            Mississippi View Holding Co.               NASDAQ        Little Falls                MN         1           03/24/95
MONT            Montgomery Financial Corp.                 NASDAQ        Crawfordsville              IN         4           07/01/97
MRKF            Market Financial Corp.                     NASDAQ        Mount Healthy               OH         2           03/27/97
MSBF            MSB Financial Inc.                         NASDAQ        Marshall                    MI         2           02/06/95
MSBK            Mutual Savings Bank FSB                    NASDAQ        Bay City                    MI        22           07/17/92
MWBI            Midwest Bancshares Inc.                    NASDAQ        Burlington                  IA         5           11/12/92
MWBX            MetroWest Bank                             NASDAQ        Framingham                  MA        15           10/10/86
MYST            Mystic Financial Inc.                      NASDAQ        Medford                     MA         3           01/09/98
NASB            NASB Financial Inc.                        NASDAQ        Grandview                   MO         7           09/27/85




                                                          KEY FINANCIAL DATA AS OF THE MOST RECENT QUARTER
            ---------------------------   ------------------------------------------------------------------------
              DEPOSIT
             INSURANCE                                   TOTAL          LOANS/     LOANS/   DEPOSITS/  BORROWINGS/
              AGENCY          CONVERSION                ASSETS         DEPOSITS    ASSETS    ASSETS      ASSETS
 TICKER     (BIF/SAIF)           TYPE                   ($000)           (%)        (%)       (%)         (%)
---------   ---------------------------   ------------------------------------------------------------------------

HIFS            BIF               Regular               239,148         107.52      76.60      71.25      18.47
HLFC            SAIF              Regular                81,915         117.53      69.64      59.25       1.22
HMLK            SAIF              Regular               192,271          67.49      47.74      70.74      12.48
HMNF            SAIF              Regular               725,180         100.80      64.93      64.42      24.54
HOMF            SAIF              Regular               719,549         110.11      83.25      75.60      14.24
HPBC            BIF               Regular               260,456         128.67      85.01      66.07      24.48
HRBF            SAIF              Regular               235,733          84.98      64.18      75.52       9.89
HRBT            BIF               Regular               994,055          56.57      51.88      91.72       0.20
HRZB            BIF               Regular               553,063          98.76      80.64      81.65       0.89
HSTD            SAIF             Not Avail.              82,198          73.96      47.38      64.07      28.50
HTHR            SAIF             Not Avail.           1,201,331         124.27      92.22      74.21      21.23
HWEN            SAIF              Regular                42,560         128.63      80.54      62.62      19.27
HZFS            SAIF              Regular                89,947          93.68      62.64      66.87      22.28
ICBC            SAIF              Regular             4,786,156          88.43      60.61      68.54       8.35
IFSB            SAIF              Regular               265,940          79.99      60.18      75.23      15.18
INBI            SAIF              Regular               382,841         119.70      88.12      73.62       9.66
IPSW            BIF               Regular               233,662         105.69      79.51      75.23      17.79
ITLA            BIF              Not Avail.           1,021,343         102.94      85.16      82.72       5.92
IWBK            SAIF             Not Avail.           2,351,248          97.87      61.80      63.15      28.68
JSB             BIF               Regular             1,563,460          97.05      69.63      71.74       0.00
JSBA            SAIF              Regular             1,248,923          88.78      74.36      83.75       4.99
JXSB            SAIF             Mutual HC              169,745          85.86      74.85      87.18       0.10
JXVL            SAIF             Not Avail.             242,673          94.00      77.05      81.96       1.67
KFBI            SAIF              Regular             1,008,688          94.57      63.69      67.34      17.25
KNK             SAIF              Regular               401,934          74.12      62.25      83.99       5.70
KSAV            SAIF              Regular               113,978         105.55      83.64      79.24       7.02
KSBK            BIF               Regular               157,745         104.16      80.90      77.66      12.79
KYF             SAIF              Regular                82,046          86.95      59.95      68.94      12.69
LARK            SAIF              Regular               229,337         116.11      74.99      64.59      20.58
LARL            SAIF              Regular               220,986          88.15      69.96      79.37       7.71
LFBI            SAIF              Regular               351,347          67.49      43.95      65.11      23.87
LFCO            SAIF             Not Avail.             472,437         138.82      77.31      55.69      24.67
LFED            SAIF             Mutual HC              302,737          78.15      63.32      81.02       0.18
LIBB            SAIF             Mutual HC              255,357          80.10      65.52      81.80       0.00
LO              SAIF             Not Avail.           1,904,315          73.35      59.84      81.58      11.38
LOGN            SAIF              Regular                90,264         104.46      74.55      71.36       8.81
LONF            SAIF              Regular                37,916          94.91      76.78      80.90       4.48
LSBI            BIF               Regular               218,633         129.22      87.15      67.44      23.63
LSBX            BIF               Regular               344,874          71.13      53.05      74.59      12.11
LVSB            SAIF              Regular               593,856          63.77      49.06      76.93      12.41
LXMO            SAIF              Regular                95,301          82.15      66.16      80.54       2.66
MAFB            SAIF              Regular             3,569,656         120.69      79.57      65.93      24.45
MARN            SAIF              Regular               193,963         123.92      85.87      69.30       7.05
MASB            BIF               Regular               929,672          35.60      30.97      86.99       0.08
MBBC            SAIF              Regular               436,193          68.50      57.31      83.67       4.88
MBLF            SAIF              Regular               203,228         119.08      67.58      56.75      28.85
MBSP            SAIF              Regular                37,306         128.48      74.27      57.80       0.00
MCBN            SAIF              Regular                65,309         109.34      78.85      72.11      19.05
MDBK            BIF               Regular             1,135,299          69.42      50.96      73.41      16.66
MECH            BIF               Regular               954,671          88.34      63.38      71.74      17.44
METF            SAIF             Not Avail.           1,058,887         105.22      80.37      76.38      15.58
MFBC            SAIF              Regular               290,936         136.15      82.18      60.35      27.59
MFFC            SAIF              Regular               235,105         105.10      68.39      65.07      23.11
MFLR            BIF               Regular               142,965          68.47      53.00      77.40      12.59
MIFC            SAIF              Regular               135,040          84.80      52.77      62.23      26.66
MIVI            SAIF              Regular                68,619          82.66      66.10      79.96       0.00
MONT            SAIF             Not Avail.             117,163         119.54      85.69      71.68       9.61
MRKF            SAIF              Regular                53,653          88.74      61.08      68.83       0.00
MSBF            SAIF              Regular                79,967         172.26      92.23      53.54      27.48
MSBK            SAIF              Regular               613,798          77.57      52.48      67.66      22.74
MWBI            SAIF              Regular               159,460          90.04      59.74      66.35      25.71
MWBX            BIF               Regular               658,462          83.52      69.92      83.72       7.92
MYST            BIF               Regular               199,049          95.21      69.24      72.73       8.29
NASB            SAIF             Not Avail.             734,091         121.46      86.66      71.34      19.35

            EXHIBIT 5

SELECTED DATA ON ALL PUBLIC THRIFTS


                                                                                     CORPORATE
                                                           -------------------------------------------------------------------------

                                                                                                             NUMBER
                                                                                                               OF
    TICKER                     SHORT NAME                    EXCHANGE      CITY                    STATE    OFFICES        IPO DATE
---------------------------------------------------------  -------------------------------------------------------------------------
NBCP            Niagara Bancorp Inc. (MHC)                 NASDAQ        Lockport                    NY         15          04/20/98
NBN             Northeast Bancorp                          AMSE          Auburn                      ME         12          08/19/87
NBSI            North Bancshares Inc.                      NASDAQ        Chicago                     IL          2          12/21/93
NEIB            Northeast Indiana Bancorp                  NASDAQ        Huntington                  IN          3          06/28/95
NEP             Northeast PA Financial Corp.               AMSE          Hazleton                    PA         10          04/01/98
NHTB            New Hampshire Thrift Bncshrs               NASDAQ        Newport                     NH         12          05/22/86
NMSB            NewMil Bancorp Inc.                        NASDAQ        New Milford                 CT         15          02/01/86
NSLB            NS&L Bancorp Inc.                          NASDAQ        Neosho                      MO          2          06/08/95
NSSY            NSS Bancorp Inc.                           NASDAQ        Norwalk                     CT          8          06/16/94
NTBK            Net.B@nk Inc.                              NASDAQ        Alpharetta                  GA         NA                NA
NTMG            Nutmeg Federal S&LA                        NASDAQ        Danbury                     CT          3                NA
NWEQ            Northwest Equity Corp.                     NASDAQ        Amery                       WI          3          10/11/94
NWSB            Northwest Bancorp Inc. (MHC)               NASDAQ        Warren                      PA         71          11/07/94
OCFC            Ocean Financial Corp.                      NASDAQ        Toms River                  NJ         11          07/03/96
OCN             Ocwen Financial Corp.                      NYSE          West Palm Beach             FL          1                NA
OFCP            Ottawa Financial Corp.                     NASDAQ        Holland                     MI         26          08/19/94
OHSL            OHSL Financial Corp.                       NASDAQ        Cincinnati                  OH          5          02/10/93
OSFS            Ohio State Financial Services              NASDAQ        Bridgeport                  OH          2          09/29/97
OTFC            Oregon Trail Financial Corp.               NASDAQ        Baker City                  OR          7          10/06/97
PBCI            Pamrapo Bancorp Inc.                       NASDAQ        Bayonne                     NJ         10          11/14/89
PBCT            People's Bank (MHC)                        NASDAQ        Bridgeport                  CT        126          07/06/88
PBHC            Pathfinder Bancorp Inc. (MHC)              NASDAQ        Oswego                      NY          5          11/16/95
PBKB            People's Bancshares Inc.                   NASDAQ        New Bedford                 MA         12          10/30/86
PBOC            PBOC Holdings Inc.                         NASDAQ        Los Angeles                 CA         19                NA
PCBC            Perry County Financial Corp.               NASDAQ        Perryville                  MO          1          02/13/95
PDB             Piedmont Bancorp Inc.                      AMSE          Hillsborough                NC          1          12/08/95
PEDE            Great Pee Dee Bancorp                      NASDAQ        Cheraw                      SC          1          12/31/97
PEEK            Peekskill Financial Corp.                  NASDAQ        Peekskill                   NY          3          12/29/95
PERM            Permanent Bancorp Inc.                     NASDAQ        Evansville                  IN         15          04/04/94
PFDC            Peoples Bancorp                            NASDAQ        Auburn                      IN          7          07/07/87
PFED            Park Bancorp Inc.                          NASDAQ        Chicago                     IL          3          08/12/96
PFFB            PFF Bancorp Inc.                           NASDAQ        Pomona                      CA         24          03/29/96
PFFC            Peoples Financial Corp.                    NASDAQ        Massillon                   OH          2          09/13/96
PFNC            Progress Financial Corp.                   NASDAQ        Blue Bell                   PA         11          07/18/83
PFSB            PennFed Financial Services Inc             NASDAQ        West Orange                 NJ         18          07/15/94
PFSL            Pocahontas Bancorp Inc.                    NASDAQ        Pocahontas                  AR          8          04/01/98
PHBK            Peoples Heritage Finl Group                NASDAQ        Portland                    ME        194          12/04/86
PHFC            Pittsburgh Home Financial Corp             NASDAQ        Pittsburgh                  PA          8          04/01/96
PHSB            Peoples Home Savings Bk (MHC)              NASDAQ        Beaver Falls                PA          9          07/10/97
PLSK            Pulaski Savings Bank (MHC)                 NASDAQ        Springfield                 NJ          6          04/03/97
PRBC            Prestige Bancorp Inc.                      NASDAQ        Pleasant Hills              PA          5          06/27/96
PROV            Provident Financial Holdings               NASDAQ        Riverside                   CA         10          06/28/96
PSBI            PSB Bancorp Inc.                           NASDAQ        Philadelphia                PA          6          07/17/98
PSFC            Peoples-Sidney Financial Corp.             NASDAQ        Sidney                      OH          1          04/28/97
PSFI            PS Financial Inc.                          NASDAQ        Chicago                     IL          1          11/27/96
PTRS            Potters Financial Corp.                    NASDAQ        East Liverpool              OH          4          12/31/93
PULB            Pulaski Bank, FSB (MHC)                    NASDAQ        St. Louis                   MO          5          05/11/94
PULS            Pulse Bancorp                              NASDAQ        South River                 NJ          5          09/18/86
PVFC            PVF Capital Corp.                          NASDAQ        Bedford Heights             OH         10          12/30/92
PVSA            Parkvale Financial Corp.                   NASDAQ        Monroeville                 PA         29          07/16/87
PWBK            Pennwood Bancorp Inc.                      NASDAQ        Pittsburgh                  PA          3          07/15/96
QCBC            Quaker City Bancorp Inc.                   NASDAQ        Whittier                    CA         10          12/30/93
QCFB            QCF Bancorp Inc.                           NASDAQ        Virginia                    MN          2          04/03/95
QCSB            Queens County Bancorp Inc.                 NASDAQ        Flushing                    NY         11          11/23/93
RARB            Raritan Bancorp Inc.                       NASDAQ        Bridgewater                 NJ          7          03/01/87
RCBK            Richmond County Financial Corp             NASDAQ        Staten Island               NY         13          02/18/98
RELI            Reliance Bancshares Inc.                   NASDAQ        Milwaukee                   WI          1          04/19/96
RELY            Reliance Bancorp Inc.                      NASDAQ        Garden City                 NY         30          03/31/94
RIVR            River Valley Bancorp                       NASDAQ        Madison                     IN          6          12/20/96
ROSE            TR Financial Corp.                         NASDAQ        Garden City                 NY         15          06/29/93
RSLN            Roslyn Bancorp Inc.                        NASDAQ        Roslyn                      NY          8          01/13/97
RVSB            Riverview Bancorp Inc.                     NASDAQ        Camas                       WA          9          10/01/97
SBAN            SouthBanc Shares Inc.                      NASDAQ        Anderson                    SC          7          04/15/98
SBFL            Finger Lakes Financial (MHC)               NASDAQ        Geneva                      NY          6          11/11/94



                                                            KEY FINANCIAL DATA AS OF THE MOST RECENT QUARTER
              ---------------------------   ------------------------------------------------------------------------
                DEPOSIT
               INSURANCE                                 TOTAL           LOANS/     LOANS/   DEPOSITS/  BORROWINGS/
                AGENCY          CONVERSION              ASSETS          DEPOSITS    ASSETS    ASSETS      ASSETS
 TICKER       (BIF/SAIF)           TYPE                 ($000)            (%)        (%)       (%)         (%)
-----------   ---------------------------   ------------------------------------------------------------------------

NBCP            BIF              Mutual HC            1,345,187          68.94      51.11      74.13       4.29
NBN             BIF               Regular               322,533         153.46      87.56      57.06      34.30
NBSI            SAIF              Regular               123,311         104.11      61.50      59.07      27.65
NEIB            SAIF              Regular               203,263         146.84      88.16      60.04      26.62
NEP             SAIF              Regular               477,807          87.25      58.96      67.57      13.78
NHTB            SAIF              Regular               324,320          92.12      78.33      85.03       5.57
NMSB            BIF               Regular               367,569          57.12      45.67      79.95      10.20
NSLB            SAIF              Regular                62,648          76.33      58.59      76.76       3.19
NSSY            BIF               Regular               651,825          92.17      64.83      70.33      20.90
NTBK            SAIF             Not Avail.             246,714         102.68      77.76      75.73       8.31
NTMG            SAIF             Not Avail.             112,113         105.08      87.60      83.36       5.30
NWEQ            SAIF              Regular                96,452         127.99      82.11      64.15      22.93
NWSB            SAIF             Mutual HC            2,562,584          95.08      75.04      78.92      11.31
OCFC            SAIF              Regular             1,538,264          86.90      57.24      65.87      19.50
OCN             SAIF             Not Avail.           3,505,579          96.43      58.99      61.17      19.42
OFCP            SAIF              Regular               919,865         116.31      84.83      72.94      17.57
OHSL            SAIF              Regular               247,853          90.92      68.42      75.26      13.21
OSFS            SAIF              Regular                38,559          89.49      63.95      71.46       0.00
OTFC            SAIF              Regular               256,460          88.06      63.24      71.82       0.00
PBCI            SAIF              Regular               394,271          70.09      57.25      81.69       3.51
PBCT            BIF              Mutual HC            9,105,200          88.03      64.28      73.02      16.25
PBHC            BIF              Mutual HC              198,091          83.11      66.04      79.46       7.57
PBKB            BIF               Regular               858,377         128.31      58.79      45.82      48.07
PBOC            SAIF             Not Avail.           3,201,513         151.98      66.07      43.47      49.30
PCBC            SAIF              Regular                89,761          24.56      17.54      71.42       9.47
PDB             SAIF              Regular               130,541         119.60      82.31      68.82      13.79
PEDE            SAIF              Regular                68,400         155.80      83.51      53.60       0.00
PEEK            SAIF              Regular               200,341          34.54      24.12      69.81       6.49
PERM            SAIF              Regular               506,725          74.84      53.21      71.10      16.82
PFDC            SAIF              Regular               304,320         102.72      84.07      81.84       2.73
PFED            SAIF              Regular               196,813          54.08      38.04      70.33       8.15
PFFB            SAIF              Regular             3,007,845         107.39      62.43      58.13      32.88
PFFC            SAIF              Regular                84,906          94.42      73.06      77.38       3.53
PFNC            SAIF              Regular               602,326         101.98      61.40      60.21      28.27
PFSB            SAIF              Regular             1,551,938         106.86      70.79      66.25      24.10
PFSL            SAIF             Not Avail.             404,606         110.24      46.70      42.36      42.23
PHBK            BIF               Regular             9,768,079         102.51      71.90      70.14      20.17
PHFC            SAIF              Regular               372,533         140.12      55.84      39.85      48.39
PHSB            SAIF             Mutual HC              226,742          54.99      42.96      78.11       8.32
PLSK            SAIF             Mutual HC              187,776          61.43      53.56      87.18       0.29
PRBC            SAIF              Regular               164,656         112.13      66.47      59.28      29.75
PROV            SAIF              Regular               815,970         119.14      85.00      71.34      16.19
PSBI            BIF              Not Avail.             148,841          58.87      50.73      86.16       1.83
PSFC            SAIF              Regular               105,903         119.51      89.21      74.65       6.61
PSFI            SAIF              Regular                85,000         115.89      56.23      48.52      21.82
PTRS            SAIF              Regular               128,149          92.33      73.14      79.22      11.36
PULB            SAIF             Mutual HC              186,917          92.01      77.01      83.69       1.02
PULS            SAIF              Regular               544,102          34.20      27.32      79.88      10.97
PVFC            SAIF            Supervisory             433,279         108.45      86.16      79.45      10.94
PVSA            SAIF              Regular             1,095,373          89.10      77.23      86.68       4.12
PWBK            SAIF              Regular                46,080          95.14      73.82      77.59       3.11
QCBC            SAIF              Regular               887,480         121.62      79.61      65.46      24.34
QCFB            SAIF              Regular               150,486          62.96      44.17      70.15      10.69
QCSB            BIF               Regular             1,715,164         142.00      85.72      60.36      24.72
RARB            BIF               Regular               434,606          86.40      69.77      80.75      10.38
RCBK            SAIF              Regular             1,595,844          68.55      40.84      59.58      19.17
RELI            SAIF              Regular                42,289         149.84      61.40      40.98       4.73
RELY            SAIF              Regular             2,485,729          60.11      39.37      65.51      23.34
RIVR            SAIF              Regular               135,683         104.48      85.05      81.41       3.69
ROSE            BIF               Regular             4,115,800         106.50      54.81      51.47      39.97
RSLN            BIF               Regular             3,853,282          60.36      31.87      52.80      29.38
RVSB            SAIF              Regular               268,608          89.96      61.55      68.42       7.28
SBAN            SAIF             Not Avail.             367,666         102.58      56.74      55.31      22.27
SBFL            SAIF             Mutual HC              258,394          71.64      51.99      72.57      17.91


           EXHIBIT 5

SELECTED DATA ON ALL PUBLIC THRIFTS

                                                                                     CORPORATE
                                                           -------------------------------------------------------------------------

                                                                                                             NUMBER
                                                                                                               OF
  TICKER                     SHORT NAME                    EXCHANGE         CITY                   STATE    OFFICES        IPO DATE
---------------------------------------------------------  -------------------------------------------------------------------------
SBOS            Boston Bancorp (The)                       NASDAQ        South Boston                MA          7          11/09/83
SCBS            Southern Community Bancshares              NASDAQ        Cullman                     AL          1          12/23/96
SCCB            S. Carolina Community Bancshrs             NASDAQ        Winnsboro                   SC          2          07/07/94
SFED            SFS Bancorp Inc.                           NASDAQ        Schenectady                 NY          4          06/30/95
SFFC            StateFed Financial Corp.                   NASDAQ        Des Moines                  IA          2          01/05/94
SFIN            Statewide Financial Corp.                  NASDAQ        Jersey City                 NJ         16          10/02/95
SFSL            Security First Corp.                       NASDAQ        Mayfield Heights            OH         14          01/22/88
SGVB            SGV Bancorp Inc.                           NASDAQ        West Covina                 CA          8          06/29/95
SHSB            SHS Bancorp Inc.                           NASDAQ        Pittsburgh                  PA          4          10/01/97
SIB             Staten Island Bancorp Inc.                 NYSE          Staten Island               NY         17          12/22/97
SISB            SIS Bancorp Inc.                           NASDAQ        Springfield                 MA         33          02/08/95
SKAN            Skaneateles Bancorp Inc.                   NASDAQ        Skaneateles                 NY          9          06/02/86
SKBO            First Carnegie Deposit (MHC)               NASDAQ        Carnegie                    PA          3          04/04/97
SMBC            Southern Missouri Bancorp Inc.             NASDAQ        Poplar Bluff                MO          8          04/13/94
SOBI            Sobieski Bancorp Inc.                      NASDAQ        South Bend                  IN          3          03/31/95
SOPN            First Savings Bancorp Inc.                 NASDAQ        Southern Pines              NC          5          01/06/94
SPBC            St. Paul Bancorp Inc.                      NASDAQ        Chicago                     IL         65          05/18/87
SRN             Southern Banc Co.                          AMSE          Gadsden                     AL          4          10/05/95
SSB             Scotland Bancorp Inc.                      AMSE          Laurinburg                  NC          2          04/01/96
SSFC            South Street Financial Corp.               NASDAQ        Albemarle                   NC          2          10/03/96
SSM             Stone Street Bancorp Inc.                  AMSE          Mocksville                  NC          2          04/01/96
STFR            St. Francis Capital Corp.                  NASDAQ        Brookfield                  WI         25          06/21/93
STSA            Sterling Financial Corp.                   NASDAQ        Spokane                     WA         73                NA
SVRN            Sovereign Bancorp Inc.                     NASDAQ        Wyomissing                  PA        180          08/12/86
SWCB            Sandwich Bancorp Inc.                      NASDAQ        Sandwich                    MA         11          07/25/86
SZB             SouthFirst Bancshares Inc.                 AMSE          Sylacauga                   AL          4          02/14/95
TBFC            Telebanc Financial Corp.                   NASDAQ        Arlington                   VA          1                NA
THR             Three Rivers Financial Corp.               AMSE          Three Rivers                MI          6          08/24/95
THRD            TF Financial Corp.                         NASDAQ        Newtown                     PA         14          07/13/94
THTL            Thistle Group Holdings Co.                 NASDAQ        Philadelphia                PA          6          07/14/98
TRIC            Tri-County Bancorp Inc.                    NASDAQ        Torrington                  WY          2          09/30/93
TSBK            Timberland Bancorp Inc.                    NASDAQ        Hoquiam                     WA          8          01/13/98
TSBS            Peoples Bancorp Inc.                       NASDAQ        Lawrenceville               NJ         14          04/09/98
TSH             Teche Holding Co.                          AMSE          Franklin                    LA          9          04/19/95
TWIN            Twin City Bancorp                          NASDAQ        Bristol                     TN          3          01/04/95
UBMT            United Financial Corp.                     NASDAQ        Great Falls                 MT          5                NA
UCBC            Union Community Bancorp                    NASDAQ        Crawfordsville              IN          1          12/29/97
UCFC            United Community Finl Corp.                NASDAQ        Youngstown                  OH         14          07/09/98
UFBS            Union Financial Bcshs Inc.                 NASDAQ        Union                       SC          4                NA
UFRM            United Federal Savings Bank                NASDAQ        Rocky Mount                 NC         13          07/01/80
UPFC            United PanAm Financial Corp.               NASDAQ        San Mateo                   CA         10                NA
USAB            USABancshares Inc.                         NASDAQ        Philadelphia                PA          3                NA
UTBI            United Tennessee Bankshares                NASDAQ        Newport                     TN          2          01/05/98
WAMU            Washington Mutual Inc.                     NASDAQ        Seattle                     WA        914          03/11/83
WAYN            Wayne Savings Bancshares (MHC)             NASDAQ        Wooster                     OH          6          06/25/93
WBST            Webster Financial Corp.                    NASDAQ        Waterbury                   CT        101          12/12/86
WCBI            Westco Bancorp Inc.                        NASDAQ        Westchester                 IL          1          06/26/92
WCFB            Webster City Federal SB (MHC)              NASDAQ        Webster City                IA          1          08/15/94
WEBK            West Essex Bancorp (MHC)                   NASDAQ        Caldwell                    NJ          8          10/05/98
WEFC            Wells Financial Corp.                      NASDAQ        Wells                       MN          8          04/11/95
WEHO            Westwood Homestead Fin. Corp.              NASDAQ        Cincinnati                  OH          2          09/30/96
WES             Westcorp                                   NYSE          Irvine                      CA         26          05/01/86
WFI             Winton Financial Corp.                     AMSE          Cincinnati                  OH          5          08/04/88
WFSL            Washington Federal Inc.                    NASDAQ        Seattle                     WA        105          11/17/82
WHGB            WHG Bancshares Corp.                       NASDAQ        Lutherville                 MD          5          04/01/96
WOFC            Western Ohio Financial Corp.               NASDAQ        Springfield                 OH         10          07/29/94
WRNB            Warren Bancorp Inc.                        NASDAQ        Peabody                     MA          6          07/09/86
WSB             Washington Savings Bank, FSB               AMSE          Bowie                       MD          5                NA
WSBI            Warwick Community Bancorp                  NASDAQ        Warwick                     NY          4          12/23/97
WSFS            WSFS Financial Corp.                       NASDAQ        Wilmington                  DE         18          11/26/86
WSTR            WesterFed Financial Corp.                  NASDAQ        Missoula                    MT         34          01/10/94
WVFC            WVS Financial Corp.                        NASDAQ        Pittsburgh                  PA          6          11/29/93
WYNE            Wayne Bancorp Inc.                         NASDAQ        Wayne                       NJ          6          06/27/96
YFCB            Yonkers Financial Corp.                    NASDAQ        Yonkers                     NY          5          04/18/96
YFED            York Financial Corp.                       NASDAQ        York                        PA         22          02/01/84
------------------------------------------------------------------------------------------------------------------------------------
                Average

                                                                 KEY FINANCIAL DATA AS OF THE MOST RECENT QUARTER
              ---------------------------   ------------------------------------------------------------------------
                DEPOSIT
               INSURANCE                               TOTAL             LOANS/     LOANS/   DEPOSITS/  BORROWINGS/
                 AGENCY          CONVERSION            ASSETS            DEPOSITS    ASSETS    ASSETS      ASSETS
    TICKER     (BIF/SAIF)           TYPE               ($000)              (%)        (%)       (%)         (%)
-----------   ---------------------------   ------------------------------------------------------------------------

SBOS            BIF               Regular             1,715,070          24.42      19.25      78.85       7.61
SCBS            SAIF              Regular                67,920          83.56      68.68      82.19       0.00
SCCB            SAIF              Regular                46,305          98.55      77.59      78.73       0.00
SFED            SAIF              Regular               178,093          92.93      79.78      85.84       0.00
SFFC            SAIF              Regular                89,802         128.91      77.04      59.77      21.12
SFIN            SAIF              Regular               656,635          76.00      50.98      67.08      22.27
SFSL            SAIF              Regular               696,462         124.36      91.28      73.40      15.68
SGVB            SAIF              Regular               408,346         100.77      72.87      72.31      18.74
SHSB            SAIF              Regular                88,408          87.12      64.76      74.33      10.35
SIB             BIF               Regular             3,018,685          76.09      41.71      54.82      20.21
SISB            BIF               Regular             1,841,662          67.35      48.52      72.05      18.25
SKAN            BIF               Regular               266,730          95.69      81.08      84.73       6.52
SKBO            SAIF             Mutual HC              145,590          90.11      47.42      52.63      28.22
SMBC            SAIF              Regular               155,924         110.14      77.20      70.10      13.51
SOBI            SAIF              Regular                92,497         127.16      83.20      65.43      19.95
SOPN            SAIF              Regular               304,088          98.47      68.63      69.69       6.58
SPBC            SAIF              Regular             4,564,869          99.82      71.88      72.01      16.85
SRN             SAIF              Regular               105,087          47.98      39.23      81.77       0.00
SSB             SAIF              Regular                61,082          99.10      72.66      73.32       0.00
SSFC            SAIF              Regular               203,673          72.61      52.85      72.79       8.84
SSM             SAIF              Regular               112,253         143.51      87.99      61.31       9.98
STFR            SAIF              Regular             1,754,803          74.08      47.68      64.36      27.19
STSA            SAIF             Not Avail.           2,076,759          84.37      61.72      73.15      18.15
SVRN            SAIF              Regular            18,847,318         111.10      55.07      49.57      42.59
SWCB            BIF               Regular               531,013          81.08      67.91      83.76       6.33
SZB             SAIF              Regular               162,975          81.25      61.91      76.20      11.32
TBFC            SAIF             Not Avail.           1,209,466          87.92      48.74      55.44      38.91
THR             SAIF              Regular                98,885         101.78      63.31      62.21      23.00
THRD            SAIF              Regular               689,284          53.38      34.74      65.09      25.88
THTL            SAIF             Not Avail.             343,956          39.86      28.91      72.54       2.29
TRIC            SAIF              Regular                86,549          89.92      47.37      52.68      29.61
TSBK            SAIF              Regular               263,112         115.11      72.26      62.77       4.43
TSBS            BIF              Not Avail.             873,466          88.55      50.18      56.66       3.43
TSH             SAIF              Regular               412,426         124.52      85.44      68.62      16.64
TWIN            SAIF              Regular               110,610          92.27      74.56      80.81       4.52
UBMT            SAIF             Not Avail.             205,345          90.05      63.93      70.99      13.25
UCBC            SAIF              Regular               108,088         142.51      81.58      57.25       1.66
UCFC            SAIF              Regular             1,692,707          42.70      38.54      90.26       0.00
UFBS            SAIF             Not Avail.             183,066         115.01      81.67      71.01      20.23
UFRM            SAIF              Regular               301,924          97.11      84.87      87.39       1.82
UPFC            SAIF             Not Avail.             411,798         116.80      85.19      72.93       2.65
USAB            BIF              Not Avail.             134,688          89.25      59.68      66.87      22.69
UTBI            SAIF              Regular                74,442          93.70      67.15      71.66       0.00
WAMU            BIF               Regular           103,396,952         140.64      68.64      48.80      43.73
WAYN            SAIF             Mutual HC              259,402          95.33      79.90      83.81       6.17
WBST            SAIF              Regular             9,189,143          86.77      54.16      62.43      27.97
WCBI            SAIF              Regular               320,295          93.83      76.29      81.31       0.00
WCFB            SAIF             Mutual HC               97,096          77.90      57.79      74.19       1.44
WEBK            SAIF             Mutual HC              312,522          48.58      37.17      76.51      13.54
WEFC            SAIF              Regular               188,677         111.69      90.24      80.80       2.65
WEHO            SAIF              Regular               126,339         132.76      88.18      66.42      12.47
WES             SAIF             Not Avail.           3,663,771          80.66      43.92      54.44      17.24
WFI             SAIF              Regular               358,573             NA         NA      70.81      20.89
WFSL            SAIF              Regular             5,558,970         138.90      75.05      54.03      29.83
WHGB            SAIF              Regular               131,967          85.56      58.25      68.08      15.16
WOFC            SAIF              Regular               357,295          98.32      70.40      71.61      13.47
WRNB            BIF               Regular               378,137          74.97      65.48      87.35       1.43
WSB             SAIF             Not Avail.             273,549          48.64      43.25      88.93       1.96
WSBI            BIF               Regular               410,394          96.16      52.19      54.27      21.94
WSFS            BIF               Regular             1,551,631          96.30      48.80      50.67      41.70
WSTR            SAIF              Regular             1,022,136         104.05      64.79      62.27      24.97
WVFC            SAIF              Regular               297,054          95.19      53.73      56.44      30.21
WYNE            SAIF              Regular               275,335          93.36      70.47      75.48      10.90
YFCB            SAIF              Regular               401,565          89.27      51.64      57.84      31.60
YFED            SAIF              Regular             1,229,268          91.76      79.56      86.70       2.27
---------------------------------------------------------------------------------------------------------------
                                                      1,427,998          98.15      66.98      69.50      15.52

             EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS


                                                                                     CORPORATE
                                                           -------------------------------------------------------------------------

                                                                                                              NUMBER
                                                                                                                OF
    TICKER                     SHORT NAME                    EXCHANGE    CITY                       STATE    OFFICES        IPO DATE
---------------------------------------------------------  -------------------------------------------------------------------------
YFED            York Financial Corp.                       NASDAQ        York                        PA        22           02/01/84
                         COMPARABLE THRIFT DATA
ANDB            Andover Bancorp Inc.                       NASDAQ        Andover                     MA        12           05/08/86
EBSI            Eagle Bancshares                           NASDAQ        Tucker                      GA        15           04/01/86
FAB             FIRSTFED AMERICA BANCORP INC.              AMSE          Swansea                     MA        13           01/15/97
FNGB            First Northern Capital Corp.               NASDAQ        Green Bay                   WI        19           12/29/83
FWWB            First Washington Bancorp Inc.              NASDAQ        Walla Walla                 WA        26           11/01/95
KFBI            Klamath First Bancorp                      NASDAQ        Klamath Falls               OR        35           10/05/95
MDBK            Medford Bancorp Inc.                       NASDAQ        Medford                     MA        16           03/18/86
MECH            MECH Financial Inc.                        NASDAQ        Hartford                    CT        16           06/26/96
WSTR            WesterFed Financial Corp.                  NASDAQ        Missoula                    MT        34           01/10/94
YFED            York Financial Corp.                       NASDAQ        York                        PA        22           02/01/84
---------------------------------------------------------  -------------------------------------------------------------------------
                Average
                Median
                Maximum
                Minimum

                COMMUNITY SAVINGS BANKSHARES, INC.

                VARIANCE TO THE COMPARABLE MEDIAN



                                                    KEY FINANCIAL DATA AS OF THE MOST RECENT QUARTER
          ---------------------------   ------------------------------------------------------------------------
            DEPOSIT
           INSURANCE                               TOTAL           LOANS/     LOANS/   DEPOSITS/  BORROWINGS/
            AGENCY         CONVERSION             ASSETS          DEPOSITS    ASSETS    ASSETS      ASSETS
 TICKER   (BIF/SAIF)          TYPE                ($000)            (%)        (%)       (%)         (%)
--------  ---------------------------   ------------------------------------------------------------------------
ANDB      BIF               Regular             1,392,342         106.47      74.33      69.81      21.15
EBSI      SAIF              Regular             1,120,232         107.56      76.62      71.24      17.67
FAB       SAIF              Regular             1,315,743         130.09      68.68      52.80      36.03
FNGB      SAIF              Regular               690,372         121.05      89.05      73.56      13.92
FWWB      SAIF              Regular             1,362,063         126.24      69.06      54.71      31.91
KFBI      SAIF              Regular             1,008,688          94.57      63.69      67.34      17.25
MDBK      BIF               Regular             1,135,299          69.42      50.96      73.41      16.66
MECH      BIF               Regular               954,671          88.34      63.38      71.74      17.44
WSTR      SAIF              Regular             1,022,136         104.05      64.79      62.27      24.97
YFED      SAIF              Regular             1,229,268          91.76      79.56      86.70       2.27
-----------------------------------            ----------------------------------------------------------
                                                1,123,081         103.96      70.01      68.36      19.93
                                                1,127,766         105.26      68.87      70.53      17.56
                                                1,392,342         130.09      89.05      86.70      36.03
                                                  690,372          69.42      50.96      52.80       2.27

                                                  765,488          92.30      68.89      75.03      11.95

                                                 (362,278)        (12.96)      0.02       4.51      (5.61)

                     EXHIBIT 5
        SELECTED DATA ON ALL PUBLIC THRIFTS


                                                           CAPITAL AS OF THE MOST RECENT QUARTER
                                            ------------------------------------------------------------------------ ---------------
                                                          TANGIBLE  INTANGIBLE REGULATORY   EQUITY +  TOTAL CAPITAL/
                                             EQUITY/       EQUITY/    ASSETS/  CORE CAP/   RESERVES/   RISK ADJUSTED NPLS/ RESERVES/
                                             ASSETS      TANG ASSETS   EQUITY     ASSETS      ASSETS      ASSETS     LOANS   NPLS
   TICKER                  SHORT NAME          (%)           (%)                   (%)         (%)         (%)        (%)     (%)
-------------------------------------------------------------------------------------------------------------------- ---------------
%CCMD      Chevy Chase Bank FSB                    5.45        4.51       18.12       5.90       7.03       12.25      0.95  417.95
AABC       Access Anytime Bancorp Inc.             7.93        7.93        0.00       7.31       8.37       14.79      0.01      NM
ABBK       Abington Bancorp Inc.                   6.37        5.84        8.84       7.44       6.85       16.05      0.22  356.45
ABCL       Alliance Bancorp                        8.73        8.67        0.81       7.21       9.04       14.49      0.18  267.02
ABCW       Anchor BanCorp Wisconsin                6.36        6.27        1.51       5.59       7.41       10.06      0.29  448.65
AFBC       Advance Financial Bancorp              13.07       13.07        0.00      12.94      13.49       19.25      0.29  168.90
AFED       AFSALA Bancorp Inc.                    11.40       11.40        0.00         NA      12.09          NA      0.63  222.91
AHCI       Ambanc Holding Co.                     10.32       10.32        0.00       8.21      11.05       20.60      0.88  142.71
ALBC       Albion Banc Corp.                       8.49        8.49        0.00       7.51       8.84       15.57      0.61   72.86
ALBK       ALBANK Financial Corp.                  9.19        7.41       20.83       8.51       9.90       14.33      0.84  123.05
ALLB       Alliance Bank (MHC)                    10.68       10.68        0.00      10.79      11.16       26.12      0.31  278.91
AMFC       AMB Financial Corp.                    12.68       12.68        0.00       9.21      13.09       16.29      0.24  214.55
ANA        Acadiana Bancshares Inc.               14.72       14.72        0.00       8.05      15.67       16.33      0.38  329.21
ANDB       Andover Bancorp Inc.                    8.2         8.20        0.00       8.21       8.94       15.13      0.49  205.01
ANE        Alliance Bncp of New England            7.81        7.65        2.20       7.60       9.01       13.10      0.28  649.57
ASBI       Ameriana Bancorp                       12.16       11.97        1.77      10.53      12.47       19.22      0.63   67.63
ASBP       ASB Financial Corp.                    12.44       12.44        0.00      12.59      13.1        27.31      0.22  451.79
ASFC       Astoria Financial Corp.                 8.14        6.09       26.85       5.39       8.47       14.92      0.65  119.05
ATSB       AmTrust Capital Corp.                  10.83       10.73        0.99      10.00      11.55       17.00      2.37   43.83
AVND       Avondale Financial Corp.                8.36        8.36        0.00       7.77       9.42       16.42      2.83  100.05
BANC       BankAtlantic Bancorp Inc.               6.79        5.34       22.63       9.27       7.61       15.18      0.69  160.79
BCSB       BCSB Bankcorp Inc. (MHC)                8.01        8.00        0.12       7.71       8.32       16.58      0.53  106.92
BDJI       First Federal Bancorp.                 10.45       10.45        0.00       9.02      10.81       18.17      0.09  844.23
BFD        BostonFed Bancorp Inc.                  7.80        7.55        3.49       7.70       8.51       15.20      0.19  437.48
BFFC       Big Foot Financial Corp.               17.27       17.27        0.00      12.30      17.40       31.76      0.30   87.72
BFSB       Bedford Bancshares Inc.                13.26       13.26        0.00      11.90      13.75       23.82      0.26  232.62
BKC        American Bank of Connecticut            8.65        8.41        3.01       7.55       9.54       13.22      3.24   46.36
BKCT       Bancorp Connecticut Inc.                9.89        9.89        0.00       9.94      11.00       17.32      0.92  227.78
BKUNA      BankUnited Financial Corp.              5.44        4.64       15.38       8.83       5.61       18.08      0.48   44.51
BNKU       Bank United Corp.                       5.11        4.67        9.16       7.06       5.45       10.93      0.72   64.09
BPLS       Bank Plus Corp.                         4.32        3.98        8.22       5.15       5.53       10.78      2.25   79.41
BRBI       Blue River Bancshares Inc.            (44.58)     (44.58)         NM         NA     (44.58)         NA        NM      NM
BRKL       Brookline Bancorp (MHC)                32.99       32.99        0.00      26.20      34.49          NA      0.51  465.41
BTHL       Bethel Bancorp                          8.48        7.36       14.28       7.38       9.63       13.39        NA      NA
BVCC       Bay View Capital Corp.                  6.89        4.58       35.16       6.04       7.71       10.43      0.38  277.50
BWFC       Bank West Financial Corp.              12.83       12.83        0.00      11.27      12.99       20.88      0.66   34.48
BYFC       Broadway Financial Corp.                9.90        9.90        0.00       8.03      10.69       14.26      0.80  120.40
BYS        Bay State Bancorp                      22.28       22.28        0.00      14.09      23.15       26.23      0.87  122.32
CAFI       Camco Financial Corp.                   9.89        9.36        5.98       8.83      10.18       15.82      0.47   71.45
CASB       Cascade Financial Corp.                 7.07        7.07        0.00       7.02       8.01       11.35      0.49  215.62
CASH       First Midwest Financial Inc.           10.18        9.19       10.70       8.10      10.92       12.60      1.58   75.33
CATB       Catskill Financial Corp.               22.04       22.04        0.00      19.61      22.66       56.10      0.41  346.31
CAVB       Cavalry Bancorp Inc.                   29.65       29.65        0.00      22.89      30.52       26.06      0.07      NM
CBCI       Calumet Bancorp Inc.                   17.74       17.74        0.00      11.52      18.94       17.81      0.97  159.68
CBES       CBES Bancorp Inc.                      13.63       13.63        0.00      10.51      14.17       12.08      0.59   98.67
CBK        Citizens First Financial Corp.         13.95       13.95        0.00      11.37      14.32       18.29      0.34  133.46
CBSA       Coastal Bancorp Inc.                    3.85        3.37       12.88       5.78       4.15       11.89      0.86   72.24
CEBK       Central Co-operative Bank               9.74        8.96        8.90         NA      10.50          NA      0.53  188.70
CENB       Century Bancorp Inc.                   19.34       19.34        0.00      22.75      19.91       49.55      0.47  166.67
CFB        Commercial Federal Corp.                7.26        6.49       11.37       7.04       7.94       13.99      0.76  116.05
CFCP       Coastal Financial Corp.                 5.90        5.90        0.00       6.14       6.79       12.43      0.63  207.48
CFFC       Community Financial Corp.              14.09       14.04        0.41      12.14      14.72       17.19      1.20   59.28
CFKY       Columbia Financial of Kentucky         31.49       31.49        0.00      21.80      31.74       53.50      -         NM
CFNC       Carolina Fincorp Inc.                  13.51       13.51        0.00      16.70      13.89       30.67      0.15  352.42
CFSB       CFSB Bancorp Inc.                       7.78        7.78        0.00       7.47       8.35       13.13      0.19  328.18
CFTP       Community Federal Bancorp              22.27       22.27        0.00      19.28      22.49       47.25      0.42   97.46
CIBI       Community Investors Bancorp            10.09       10.09        0.00       6.50      10.64       12.40      0.75   88.8
CITZ       CFS Bancorp Inc.                        6.25          NA          NA       6.10       6.54       15.46      1.81   45.10
CKFB       CKF Bancorp Inc.                       21.57       21.57        0.00      17.02      21.78       29.58      0.09  272.00
CLAS       Classic Bancshares Inc.                14.87       13.06       14.00      11.70      15.49       22.30      0.12  764.29
CMRN       Cameron Financial Corp                 19.86       19.86        0.00      16.45      20.58       25.41      0.47  184.62
CMSB       Commonwealth Bancorp Inc.               8.43        6.77       21.23       6.02       8.84       12.10      0.60  109.84

                     EXHIBIT 5
        SELECTED DATA ON ALL PUBLIC THRIFTS
                                            ASSET QUALITY AS OF THE MOST RECENT QUARTER PROFITABILITY AS OF THE MOST RECENT QUARTER
                                            ------------------------------------------- -------------------------------------------

                                                NPAS       NPAS/   RESERVES/   RESERVES/      RETURN ON        RETURN ON
                                               ASSET      EQUITY     LOANS     NPAS + 90     AVG ASSETS       AVG EQUITY
  Ticker               Stock Name                (%)        (%)       (%)         (%)           (%)                (%)
--------------------------------------------------------------------------------------- -------------------------------------------
%CCMD      Chevy Chase Bank FSB                  1.54        28.23      3.99       81.71         0.43              7.36
AABC       Access Anytime Bancorp Inc.           0.08         1.04      0.67      535.05         1.37             16.61
ABBK       Abington Bancorp Inc.                 0.14         2.14      0.77      353.60         0.85             12.78
ABCL       Alliance Bancorp                      0.13         1.44      0.47      240.27         0.75              8.15
ABCW       Anchor BanCorp Wisconsin              0.58         9.19      1.29      180.99         1.12             16.96
AFBC       Advance Financial Bancorp             0.33         2.49      0.49       88.35         0.78              5.34
AFED       AFSALA Bancorp Inc.                   0.33         2.93      1.42      205.73         0.63              5.01
AHCI       Ambanc Holding Co.                    0.52         5.02      1.26      120.40         0.41              3.45
ALBC       Albion Banc Corp.                     0.47         5.56      0.44       72.86         0.53              6.18
ALBK       ALBANK Financial Corp.                0.71         7.75      1.04       84.14         1.14             12.62
ALLB       Alliance Bank (MHC)                   0.99         9.28      0.88       45.21         0.76              6.88
AMFC       AMB Financial Corp.                   0.19         1.51      0.52      214.55         0.84              5.93
ANA        Acadiana Bancshares Inc.              0.29         2.00      1.26      320.59         1.05              6.48
ANDB       Andover Bancorp Inc.                  0.38         4.62      1         195.38         1.19             15.04
ANE        Alliance Bncp of New England          0.47         6.05      1.84      229.26         0.95             12.84
ASBI       Ameriana Bancorp                      0.49         4.07      0.43       54.99         0.98              8.55
ASBP       ASB Financial Corp.                   0.28         2.24      0.98      191.18         0.94              6.68
ASFC       Astoria Financial Corp.               0.38         4.62      0.77       72.22         0.83             10.04
ATSB       AmTrust Capital Corp.                 1.81        16.68      1.04       40.38         0.41              3.87
AVND       Avondale Financial Corp.              1.25        14.94      2.83       84.71        (0.90)           (10.69)
BANC       BankAtlantic Bancorp Inc.             0.72        10.54      1.12      100.62         0.84             13.98
BCSB       BCSB Bankcorp Inc. (MHC)                NA           NA      0.56          NA         0.76              8.14
BDJI       First Federal Bancorp.                0.16         1.55      0.78      202.30         0.71              6.67
BFD        BostonFed Bancorp Inc.                0.17         2.19      0.84      413.47         0.72              8.46
BFFC       Big Foot Financial Corp.              0.16         0.90      0.26       87.72         0.53              3.10
BFSB       Bedford Bancshares Inc.               0.21         1.58      0.60      232.62         1.23              8.85
BKC        American Bank of Connecticut          2.08        24.04      1.50       42.28         1.36             16.14
BKCT       Bancorp Connecticut Inc.              0.61         6.17      2.10      181.32         1.44             14.00
BKUNA      BankUnited Financial Corp.            0.46         8.54      0.21       37.03         0.29              5.62
BNKU       Bank United Corp.                     0.68        13.22      0.46       50.76         0.90             17.78
BPLS       Bank Plus Corp.                       1.75        40.45      1.79       69.27         0.18              4.19
BRBI       Blue River Bancshares Inc.               0           NM      0.00          NM           NA                NA
BRKL       Brookline Bancorp (MHC)               0.60         1.82      2.37      251.07         2.10              8.50
BTHL       Bethel Bancorp                          NA           NA      1.48          NA         0.68              7.97
BVCC       Bay View Capital Corp.                0.38         5.49      1.06      218.38         0.34              5.05
BWFC       Bank West Financial Corp.             0.57         4.44      0.23       28.07         0.49              3.57
BYFC       Broadway Financial Corp.              1.15        11.63      0.97       68.56         0.46              4.33
BYS        Bay State Bancorp                     0.71         3.17      1.06      122.32        (0.63)            (4.58)
CAFI       Camco Financial Corp.                 0.47         4.76      0.34       39.75         1.25             12.89
CASB       Cascade Financial Corp.               0.54         7.69      1.07      171.37         0.83             11.99
CASH       First Midwest Financial Inc.          1.24        12.16      1.19       37.96         0.71              6.60
CATB       Catskill Financial Corp.              0.22         1.00      1.43      282.65         1.32              5.48
CAVB       Cavalry Bancorp Inc.                  0.05         0.16      1.26          NM           NA               NA
CBCI       Calumet Bancorp Inc.                  1.21         6.80      1.56       99.71         1.95             11.77
CBES       CBES Bancorp Inc.                     0.59         4.34      0.58       91.39         0.94              6.09
CBK        Citizens First Financial Corp.        0.48         3.44      0.45       54.73         0.71              5.13
CBSA       Coastal Bancorp Inc.                  0.49        12.63      0.62       61.08         0.52             14.63
CEBK       Central Co-operative Bank             0.40         4.11      1.00      188.70         0.85              8.64
CENB       Century Bancorp Inc.                  0.35         1.80      0.78      119.57         1.22              4.91
CFB        Commercial Federal Corp.              0.78        10.75      0.88       86.50         0.77             11.41
CFCP       Coastal Financial Corp.               0.48         8.06      1.31      188.30         1.23             19.93
CFFC       Community Financial Corp.             1.30         9.23      0.71       48.66         1.00              7.30
CFKY       Columbia Financial of Kentucky        0.00         0.00      0.48       63.42           NA                NA
CFNC       Carolina Fincorp Inc.                 0.14         1.00      0.51      283.77         0.95              5.24
CFSB       CFSB Bancorp Inc.                     0.21         2.65      0.64      275.17         1.37             17.50
CFTP       Community Federal Bancorp             0.28         1.26      0.41       78.26         1.23              4.91
CIBI       Community Investors Bancorp           0.67         6.69      0.67       81.36         0.90              8.22
CITZ       CFS Bancorp Inc.                      0.67        10.73      0.81       42.30           NA                NA
CKFB       CKF Bancorp Inc.                      0.08         0.37      0.24       40.24         1.34              5.97
CLAS       Classic Bancshares Inc.               0.28         1.87      0.92      216.16         0.74              4.90
CMRN       Cameron Financial Corp                0.40         1.99      0.87       67.46         1.14              5.45
CMSB       Commonwealth Bancorp Inc.             0.41         4.86      0.66       97.65         0.58              6.23


                     EXHIBIT 5
        SELECTED DATA ON ALL PUBLIC THRIFTS



                                                                    CAPITAL AS OF THE MOST RECENT QUARTER
                                            -----------------------------------------------------------------------  ---------------
                                                         TANGIBLE  INTANGIBLE  REGULATORY   EQUITY +  TOTAL CAPITAL/
                                              EQUITY/     EQUITY/    ASSETS/    CORE CAP/  RESERVES/  RISK ADJUSTED  NPLS/ RESERVES/
                                              ASSETS    TANG ASSETS   EQUITY     ASSETS      ASSETS       ASSETS     LOANS   NPLS
   TICKER                  SHORT NAME          (%)         (%)                    (%)         (%)          (%)       (%)     (%)
-------------------------------------------------------------------------------------------------------------------  ---------------
CMSV         Community Savings Bnkshrs(MHC)    10.85      10.85       0.00        9.63        11.21       18.05      0.26     202.56
CNIT         CENIT Bancorp Inc.                 7.91       7.37       7.42          NA         8.51          NA      0.12     638.40
CNSB         CNS Bancorp Inc.                  24.78      24.78       0.00       20.10        25.15       41.29      0.02         NM
CNY          Carver Bancorp Inc.                8.40       8.14       3.33        7.22         9.20       17.54      3.01      42.44
COFI         Charter One Financial              7.47       7.06       5.87        6.27         8.03       10.94      0.36     233.08
CONE         Conestoga Bancorp, Inc.           16.18      16.18       0.00       12.17        16.22       27.71      0.23      80.00
COOP         Cooperative Bankshares Inc.        7.95       7.95       0.00        7.93         8.22       14.63         -         NM
CRSB         Crusader Holding Corp.            11.49      10.96       5.25       10.96        11.92       21.34      0.75      66.64
CRZY         Crazy Woman Creek Bancorp         23.43      23.43       0.00       18.95        23.88       46.93      0.26     355.84
CSBF         CSB Financial Group Inc.          23.20      22.18       5.61       21.37        23.59       48.90      1.98      34.83
CVAL         Chester Valley Bancorp Inc.        8.45       8.45       0.00        7.64         9.35       14.18      0.45     274.00
DCBI         Delphos Citizens Bancorp Inc.     24.15      24.15       0.00       12.60        24.25       25.00         -         NM
DCOM         Dime Community Bancshares Inc.    11.48      10.15      12.89        8.32        12.22       16.58      0.58     217.37
DME          Dime Bancorp Inc.                  6.36       5.29      17.72        6.24         6.89       11.33      1.14      60.31
DNFC         D & N Financial Corp.              5.57       5.53       0.80        6.68         6.14       12.00      0.64     131.32
DSL          Downey Financial Corp.             7.87       7.79       1.06        7.05         8.41       13.24      0.76      78.53
EBI          Equality Bancorp Inc.              9.58       9.58       0.00        8.67         9.71       27.63      0.96      38.28
EBSI         Eagle Bancshares                   6.92       6.92       0.00        4.98         7.52        9.08      1.23      63.73
EFBC         Empire Federal Bancorp Inc.       36.22      36.22       0.00       25.90        36.41       68.04         -         NM
EFBI         Enterprise Federal Bancorp         9.00       8.83       2.11        6.40         9.19       12.60      0.05     603.97
EFC          EFC Bancorp Inc.                  23.67      23.67       0.00       16.30        23.97       30.20      0.70      60.31
EGLB         Eagle BancGroup Inc.              12.05      12.05       0.00       10.07        12.60       17.04      0.48     171.12
EMLD         Emerald Financial Corp.            8.50       8.41       1.16        8.23         8.76       13.21      0.25     129.50
EQSB         Equitable Federal Savings Bank     5.12       5.12       0.00        5.12         5.28       11.83         -         NM
ESBF         ESB Financial Corp.                7.01       6.31      10.69        6.70         7.52       17.90      1.53      87.54
ESBK         Elmira Savings Bank (The)          6.27       6.27       0.00        6.28         6.93       10.35      0.79     106.93
ESX          Essex Bancorp Inc.                 7.02       6.97       0.85        7.28         7.98       13.39      0.80     137.51
ETFS         East Texas Financial Services     17.28      17.28       0.00       14.90        17.47       39.00      0.48      78.79
FAB          FIRSTFED AMERICA BANCORP INC.      8.86       8.86       0.00        7.46         9.71       16.22      0.37     331.87
FBBC         First Bell Bancorp Inc.           10.16      10.16       0.00        6.69        10.26       22.28      0.06     229.23
FBCI         Fidelity Bancorp Inc.             10.60      10.59       0.14        9.11        10.71       19.37      0.19      70.66
FBCV         1ST Bancorp                        9.17       9.01       1.92        8.70         9.73       14.96      1.85      41.97
FBER         1st Bergen Bancorp                11.60      11.60       0.00       10.80        12.67       26.70      2.16     111.28
FBHC         Fort Bend Holding Corp.            7.15       6.79       5.42        7.60         7.66       14.60      0.45     199.63
FBNW         FirstBank Corp.                   15.63      15.63       0.00       10.73        16.27       15.81      0.02         NM
FBSI         First Bancshares Inc.             14.15      13.65       4.12       11.15        14.46       16.31      0.04     926.32
FCB          Falmouth Bancorp Inc.             21.38      21.38       0.00       13.93        21.85       23.99         -         NM
FCBF         FCB Financial Corp.               14.62      14.62       0.00       11.79        15.34       19.31      0.28     346.44
FCBH         Virginia Beach Fed. Financial      7.14       7.14       0.00        6.93         7.83       12.28      0.02         NM
FCBK         First Coastal Bankshares           7.50       7.50       0.00        7.34         8.21       12.27      0.02         NM
FCME         First Coastal Corp.                8.95       8.95       0.00        9.30        10.54       16.51      0.23         NM
FDEF         First Defiance Financial          17.74      17.74       0.00       14.52        18.24       21.54      0.26     236.54
FDTR         Federal Trust Corp.                8.45       8.45       0.00        7.53         9.19       14.33      1.24      67.83
FED          FirstFed Financial Corp.           5.99       5.96       0.64        6.89         8.15       13.62      0.90     311.43
FESX         First Essex Bancorp Inc.           7.14       5.28      27.42        5.03         8.00       10.01      0.64     230.83
FFBH         First Federal Bancshares of AR    14.71      14.71       0.00       11.87        14.88       22.45      0.33      69.19
FFBI         First Financial Bancorp Inc.       9.23       9.23       0.00        8.67         9.87       15.38      1.50      64.36
FFBS         FFBS BanCorp Inc.                 16.71      16.71       0.00       14.04        17.13       26.11      0.04         NM
FFBZ         First Federal Bancorp Inc.         7.95       7.95       0.08        7.12         8.97       11.88      0.62     190.00
FFCH         First Financial Holdings Inc.      6.49       6.49       0.00        6.54         7.15       10.80      0.65     122.23
FFDB         FirstFed Bancorp Inc.              9.89       9.21       7.65        9.13        10.49       15.75      0.64     139.22
FFDF         FFD Financial Corp.               17.40      17.40       0.00       16.00        17.69       29.70      0.12     329.27
FFED         Fidelity Federal Bancorp           3.81       3.81       0.00        6.31         5.36       10.79        NA         NA
FFES         First Federal of East Hartford     7.20       7.20       0.00        7.25         7.47       24.50      1.36      95.61
FFFD         North Central Bancshares Inc.     14.85      13.13      13.34       12.10        15.64       24.23      0.07         NM
FFFL         Fidelity Bankshares Inc. (MHC)     6.15       5.99       2.86        7.60         6.37       15.20      0.34      99.40
FFHH         FSF Financial Corp.               10.44      10.44       0.00        9.00        10.69       16.10      0.14     265.99
FFHS         First Franklin Corp.               9.12       9.09       0.39        6.44         9.57       14.71      0.53     130.62
FFIC         Flushing Financial Corp.          12.80      12.39       3.71        9.53        13.41       20.76      0.47     214.34
FFKY         First Federal Financial Corp.     13.35      12.76       5.09       11.90        13.80       18.50         -         NM
FFLC         FFLC Bancorp Inc.                 12.80      12.80       0.00       10.52        13.29       19.68      0.25     238.17
FFOH         Fidelity Financial of Ohio        12.41      11.19      11.04       10.71        12.73       19.66      0.29     137.03

                     EXHIBIT 5
        SELECTED DATA ON ALL PUBLIC THRIFTS


                                            ASSET QUALITY AS OF THE MOST RECENT QUARTER  PROFITABILITY AS OF THE MOST RECENT QUARTER
                                            -------------------------------------------  -------------------------------------------

                                               NPAS/       NPAS/   RESERVES/ RESERVES/               RETURN ON      RETURN ON
                                               ASSETS      EQUITY     LOANS    NPAS + 90              AVG ASSETS     AVG EQUITY
  Ticker               Stock Name                (%)        (%)       (%)        (%)                    (%)            (%)
---------------------------------------------------------------------------------------  -------------------------------------------
CMSV      Community Savings Bnkshrs(MHC)        0.27      2.50       0.52    133.22                     0.70           6.31
CNIT      CENIT Bancorp Inc.                    0.17      2.13       0.75    316.10                     0.91          12.66
CNSB      CNS Bancorp Inc.                      0.06      0.25       0.57    606.56                     0.89           3.62
CNY       Carver Bancorp Inc.                   1.91     22.78       1.28     36.35                     0.25           3.00
COFI      Charter One Financial                 0.31      4.16       0.84    148.17                     0.89          12.38
CONE      Conestoga Bancorp, Inc.               0.16      0.99       0.18     26.87                     0.66           4.10
COOP      Cooperative Bankshares Inc.           0.00      0.00       0.34    330.28                     0.65           8.36
CRSB      Crusader Holding Corp.                0.64      5.52       0.50     44.19                     2.24          36.72
CRZY      Crazy Woman Creek Bancorp             0.13      0.53       0.92    355.84                     1.22           5.13
CSBF      CSB Financial Group Inc.              1.13      4.88       0.69     34.83                     0.63           2.68
CVAL      Chester Valley Bancorp Inc.           0.33      3.91       1.23    274.00                     1.07          12.31
DCBI      Delphos Citizens Bancorp Inc.         0.00      0.00       0.12     15.93                     1.45           5.56
DCOM      Dime Community Bancshares Inc.        0.39      3.42       1.27    189.26                     0.90           7.06
DME       Dime Bancorp Inc.                     1.03     16.25       0.69     50.85                     0.83          14.29
DNFC      D & N Financial Corp.                  0.5      8.95       0.83    113.36                     0.86          15.71
DSL       Downey Financial Corp.                0.84     10.62       0.60     65.10                     0.97          13.28
EBI       Equality Bancorp Inc.                 0.36      3.76       0.37     37.97                     0.59           6.76
EBSI      Eagle Bancshares                      1.20     17.37       0.78     49.97                     0.91          11.80
EFBC      Empire Federal Bancorp Inc.           0.00      0.00       0.41        NM                     1.45           3.94
EFBI      Enterprise Federal Bancorp            0.03      0.34       0.30    333.77                     0.76           7.27
EFC       EFC Bancorp Inc.                      0.53      2.22       0.42     57.48                    (0.14)         (1.27)
EGLB      Eagle BancGroup Inc.                  0.73      6.06       0.82     75.47                     0.35           3.00
EMLD      Emerald Financial Corp.               0.25      2.95       0.32     86.50                     1.14          14.14
EQSB      Equitable Federal Savings Bank        0.22      4.32       0.25     52.60                     0.70          13.60
ESBF      ESB Financial Corp.                    0.6      8.61       1.34     83.44                     0.67           8.73
ESBK      Elmira Savings Bank (The)             0.83     13.21       0.85     80.50                     0.47           7.43
ESX       Essex Bancorp Inc.                    1.26     17.89       1.11     76.64                    (0.24)         (3.13)
ETFS      East Texas Financial Services         0.41      2.37       0.38     46.61                     0.53           3.02
FAB       FIRSTFED AMERICA BANCORP INC.         0.29      3.26       1.24    293.25                     0.60           5.47
FBBC      First Bell Bancorp Inc.               0.05      0.51       0.13    191.03                     1.09          10.25
FBCI      Fidelity Bancorp Inc.                 0.24      2.27       0.14     45.86                       NA             NA
FBCV      1ST Bancorp                            1.7     18.53       0.77     30.69                     0.73           8.30
FBER      1st Bergen Bancorp                    0.96      8.26       2.41    111.28                     0.72           5.49
FBHC      Fort Bend Holding Corp.               0.27      3.80       0.90    123.80                     0.66          10.00
FBNW      FirstBank Corp.                       0.39      2.48       0.78    160.81                     1.12           7.62
FBSI      First Bancshares Inc.                 0.03      0.23       0.36     24.67                     1.08           7.83
FCB       Falmouth Bancorp Inc.                 0.00      0.00       0.65        NM                     1.11           4.72
FCBF      FCB Financial Corp.                   0.22      1.50       0.98    327.68                     1.32           9.29
FCBH      Virginia Beach Fed. Financial         0.53      7.36       0.93     51.28                       NA             NA
FCBK      First Coastal Bankshares              0.47      6.33       0.92     60.20                     0.69           9.79
FCME      First Coastal Corp.                   0.21      2.37       2.55    650.60                     0.80           8.23
FDEF      First Defiance Financial              0.29      1.63       0.62    171.18                     0.93           4.96
FDTR      Federal Trust Corp.                   1.80     21.28       0.84     41.36                       NA             NA
FED       FirstFed Financial Corp.              0.84     14.02       2.80    256.41                     0.72          13.22
FESX      First Essex Bancorp Inc.              0.45      6.37       1.48    191.26                     0.85          11.55
FFBH      First Federal Bancshares of AR        0.85      5.80       0.23     20.75                     1.00           6.71
FFBI      First Financial Bancorp Inc.             1     10.81       0.97     64.36                     0.14           1.65
FFBS      FFBS BanCorp Inc.                     0.03      0.17       0.59     72.88                     1.41           7.42
FFBZ      First Federal Bancorp Inc.            0.54      6.73       1.19    190.00                     0.82          10.73
FFCH      First Financial Holdings Inc.         1.16     17.90       0.80     56.67                     0.89          14.08
FFDB      FirstFed Bancorp Inc.                 0.89      9.04       0.90     41.95                     0.89           9.22
FFDF      FFD Financial Corp.                   0.09      0.52       0.38    329.27                     1.06           4.65
FFED      Fidelity Federal Bancorp                NA        NA       1.91        NA                    (3.12)        (50.68)
FFES      First Federal of East Hartford        0.30      4.18       1.30     84.42                     0.59           8.70
FFFD      North Central Bancshares Inc.         0.12      0.80       1.02    662.09                     1.56           8.56
FFFL      Fidelity Bankshares Inc. (MHC)        0.27      4.43       0.34     78.51                     0.65           8.94
FFHH      FSF Financial Corp.                   0.20      1.96       0.37    123.88                     0.79           7.31
FFHS      First Franklin Corp.                  0.34      3.74       0.69     49.39                     0.81           8.87
FFIC      Flushing Financial Corp.              0.31      2.40       1.00    198.69                     0.93           7.01
FFKY      First Federal Financial Corp.         0.03      0.25       0.52     84.57                     1.60          11.84
FFLC      FFLC Bancorp Inc.                     0.26      2.00       0.59    192.43                     1.00           7.62
FFOH      Fidelity Financial of Ohio            0.26      2.12       0.40    121.33                     0.90           7.20

                     EXHIBIT 5
        SELECTED DATA ON ALL PUBLIC THRIFTS

                                                                   CAPITAL AS OF THE MOST RECENT QUARTER
                                            ---------------------------------------------------------------------------------
                                                         TANGIBLE    INTANGIBLE    REGULATORY    EQUITY +      TOTAL CAPITAL/
                                              EQUITY/     EQUITY/      ASSETS/      CORE CAP/    RESERVES/      RISK ADJUSTED
                                              ASSETS    TANG ASSETS     EQUITY       ASSETS       ASSETS           ASSETS
   TICKER                  SHORT NAME          (%)         (%)                        (%)          (%)              (%)
-----------------------------------------------------------------------------------------------------------------------------
FFPB      First Palm Beach Bancorp Inc.         6.85       6.72         2.06           7.81         7.15           16.38
FFSL      First Independence Corp.              9.58       9.58         0.00           8.38        10.11           17.80
FFSX      First Fed SB of Siouxland(MHC)        7.62       6.23        19.41           6.20         8.09           12.51
FFWC      FFW Corp.                             9.41       8.72         8.00           6.94         9.89           12.08
FFWD      Wood Bancorp Inc.                    13.57      13.57         0.00           8.47        13.97           13.44
FFYF      FFY Financial Corp.                  12.92      12.92         0.00           8.18        13.34           14.29
FGHC      First Georgia Holding Inc.            8.15       7.67         6.42           8.09         8.77           10.03
FIBC      Financial Bancorp Inc.                8.43       8.39         0.40           6.47         8.92           16.65
FISB      First Indiana Corp.                   9.15       9.06         1.08           7.75        10.55           11.35
FKAN      First Kansas Financial Corp.         19.73      19.52         1.29          12.15        19.91           34.99
FKFS      First Keystone Financial              6.50       6.50         0.00           8.58         6.95           21.14
FKKY      Frankfort First Bancorp Inc.         16.88      16.88         0.00          17.40        16.96           33.68
FLAG      FLAG Financial Corp.                  8.71       8.71         0.00           8.03         9.58           12.72
FLFC      First Liberty Financial Corp.         7.76       7.15         8.44           7.21         8.78           11.22
FLGS      Flagstar Bancorp Inc.                 5.55       5.41         2.71           5.81         6.01           11.54
FLKY      First Lancaster Bancshares           26.28      26.28         0.00          24.00        26.65           38.00
FMBD      First Mutual Bancorp Inc.            14.62      11.76        22.15          19.63        15.01           20.30
FMCO      FMS Financial Corp.                   6.08       6.04         0.77           6.89         6.56           16.74
FMSB      First Mutual Savings Bank             7.23       7.23         0.00           7.25         8.30           11.67
FNGB      First Northern Capital Corp.         10.89      10.89         0.00           9.70        11.38           15.75
FPRY      First Financial Bancorp               6.35       6.35         0.00           6.20         7.00           10.80
FSBI      Fidelity Bancorp Inc.                 7.09       7.09         0.00           9.10         7.64           18.18
FSFF      First SecurityFed Financial          27.19      27.14         0.29          20.24        27.78           43.24
FSLA      First Source Bancorp Inc.            21.24      20.69         3.23          14.04        21.79           35.10
FSNJ      Bayonne Bancshares Inc.              13.69      13.69         0.00          11.42        14.12           25.96
FSPT      FirstSpartan Financial Corp.         24.30      24.30         0.00          18.44        24.73           29.92
FSSB      First FS&LA of San Bernardino         4.33       4.18         3.63           4.29         5.38            8.52
FSTC      First Citizens Corp.                  9.98       8.34        17.95           8.43        11.00           12.36
FTF       Texarkana First Financial Corp       14.88      14.88            0          14.86        15.41           25.64
FTFC      First Federal Capital Corp.           7.50       7.17         4.78           6.75         7.98           12.64
FTNB      Fulton Bancorp Inc.                  23.15      23.15         0.00          16.94        24.04           30.19
FTSB      Fort Thomas Financial Corp.          16.07      16.07         0.00          15.40        16.67           24.40
FWWB      First Washington Bancorp Inc.        12.56      10.62        17.34          10.84        13.28           17.37
GAF       GA Financial Inc.                    12.87      12.77         0.93          12.04        13.05           31.88
GBNK      Gaston Federal Bancorp (MHC)         20.29      20.29         0.00          15.59        20.96           30.61
GDW       Golden West Financial                 7.48       7.48         0.00           7.42         8.10           14.59
GFCO      Glenway Financial Corp.               9.63       9.57         0.77           8.80        10.02           14.20
GFED      Guaranty Federal Bcshs Inc.          27.18      27.18         0.00          19.30        28.03           31.80
GLMR      Gilmer Financial Svcs, Inc.           9.02       9.02         0.00           8.80         9.75           19.20
GOSB      GSB Financial Corp.                  24.91      24.91         0.00          18.05        25.05           39.64
GPT       GreenPoint Financial Corp.            9.92       5.87        43.43           7.40        10.79           15.96
GSB       Golden State Bancorp Inc.             6.84       5.90        14.57           6.02         7.70           11.54
GSFC      Green Street Financial Corp.         34.90      34.90         0.00          34.90        35.04           73.71
GSLA      GS Financial Corp.                   36.04      36.04         0.00          29.74        36.36           82.49
GTPS      Great American Bancorp               18.28      18.28         0.00             NA        18.66              NA
GUPB      GFSB Bancorp Inc.                    11.53      11.53         0.00           9.51        11.85           18.59
HALL      Hallmark Capital Corp.                7.63       7.63         0.00           7.05         8.16           12.67
HARB      Harbor Florida Bancshares Inc.       19.61      19.44         1.11          13.73        20.50           28.10
HARL      Harleysville Savings Bank             6.41       6.41         0.00           6.41         6.92           14.55
HARS      Harris Financial Inc. (MHC)           8.12       7.40         9.62           7.10         8.52           12.99
HAVN      Haven Bancorp Inc.                    5.21       4.99         4.42           5.66         5.80           12.24
HBBI      Home Building Bancorp                14.06      14.06         0.00          10.77        14.26           21.56
HBEI      Home Bancorp of Elgin Inc.           26.11      26.11         0.00          20.42        26.42           35.41
HBFW      Home Bancorp                         11.92      11.92         0.00           9.56        12.31           19.46
HBNK      Highland Bancorp Inc.                 7.87       7.87         0.00           7.08         9.49           10.91
HBS       Haywood Bancshares Inc.              14.57      14.17         3.17             NA        15.06              NA
HBSC      Heritage Bancorp Inc.                31.47      31.47         0.00             NA        31.72              NA
HCBB      HCB Bancshares Inc.                  17.24      17.08         1.18          13.44        17.91           30.43
HCBC      High Country Bancorp Inc.            18.17      18.17         0.00          13.00        18.92           21.73
HCFC      Home City Financial Corp.            13.87      13.87         0.00          14.53        14.45           22.53
HEMT      HF Bancorp Inc.                       8.01       6.93        14.46           6.29         8.61           15.80
HFBC      HopFed Bancorp Inc.                  26.77      26.77         0.00          17.50        26.89           47.20

                     EXHIBIT 5
        SELECTED DATA ON ALL PUBLIC THRIFTS

                                            ASSET QUALITY AS OF THE MOST RECENT QUARTER PROFITABILITY AS OF THE MOST RECENT QUARTER
                                            ------------------------------------------- -------------------------------------------

                                            NPLS/  RESERVES/   NPAS    NPAS/   RESERVES/ RESERVES/  RETURN ON    RETURN ON
                                            LOANS    NPLS     ASSET   EQUITY     LOANS   NPAS + 90  AVG ASSETS   AVG EQUITY
  Ticker               Stock Name            (%)      (%)       (%)      (%)       (%)       (%)          (%)           (%)
--------------------------------------------------------------------------------------- -------------------------------------------
FFPB        First Palm Beach Bancorp Inc.    0.55     91.52   0.50     7.30      0.50      59.41        0.45         6.96
FFSL        First Independence Corp.         0.62     115.7   0.49     5.1       0.72      95.21        0.72         7.31
FFSX        First Fed SB of Siouxland(MHC)   0.44    146.30   0.42     5.55      0.64     102.36        0.71         8.39
FFWC        FFW Corp.                        0.51    137.73   0.43     4.56      0.70     112.49        0.99        10.33
FFWD        Wood Bancorp Inc.                   -        NM   0.02     0.13      0.48     243.12        1.43        11.12
FFYF        FFY Financial Corp.              0.69     82.43   0.51     3.95      0.56      82.43        1.24         9.29
FGHC        First Georgia Holding Inc.       1.69     42.19   1.65    20.23      0.71      37.32        1.16        14.15
FIBC        Financial Bancorp Inc.           0.96     90.13   1.76    20.94      0.87      25.63        0.96        10.50
FISB        First Indiana Corp.              1.08    153.31   1.11    12.12      1.65     125.92        1.17        12.23
FKAN        First Kansas Financial Corp.     0.12    351.85   0.05     0.26      0.43     327.59        0.68         7.98
FKFS        First Keystone Financial         1.39     62.40   1.21    18.65      0.87      36.94        0.75        11.13
FKKY        Frankfort First Bancorp Inc.        -        NM   0.00     0.00      0.08      27.55        1.18         6.58
FLAG        FLAG Financial Corp.             1.29     94.82   1.26    14.45      1.22      65.46        0.91        10.36
FLFC        First Liberty Financial Corp.    0.81    185.54   0.77     9.98      1.51     132.28        0.69         9.13
FLGS        Flagstar Bancorp Inc.            1.58     33.65   2.26    40.81      0.53      20.60        1.37        23.46
FLKY        First Lancaster Bancshares       1.05     40.00   1.43     5.45      0.42      23.31        0.95         4.08
FMBD        First Mutual Bancorp Inc.        0.17    281.57   0.15     1.06      0.48     115.51        0.35         2.51
FMCO        FMS Financial Corp.              1.18     90.73   0.70    11.54      1.07      68.77        0.85        13.58
FMSB        First Mutual Savings Bank           -        NM   0.05     0.68      1.26         NM        1.07        15.48
FNGB        First Northern Capital Corp.     0.11    506.35   0.12     1.11      0.54     400.84        0.98         8.87
FPRY        First Financial Bancorp            NA        NA     NA       NA      0.84         NA        0.57         8.95
FSBI        Fidelity Bancorp Inc.            0.31    341.46   0.17     2.37      1.05     330.68        0.74        10.77
FSFF        First SecurityFed Financial         -        NM   0.00     0.01      0.94     170.99        1.12         4.87
FSLA        First Source Bancorp Inc.        0.39    264.81   0.34     1.58      1.04     159.84        1.06         8.42
FSNJ        Bayonne Bancshares Inc.          0.70    130.81   0.36     2.63      0.92      96.50        0.74         5.12
FSPT        FirstSpartan Financial Corp.     0.42    120.79   0.36     1.46      0.51     109.33        1.51         5.92
FSSB        First FS&LA of San Bernardino    1.43    102.26   2.31    53.29      1.47      45.41       (1.18)      (24.70)
FSTC        First Citizens Corp.             1.48     93.86   1.08    10.83      1.39      86.37        1.50        15.02
FTF         Texarkana First Financial Corp      -        NM      0        0      0.67     445.58        1.74        11.41
FTFC        First Federal Capital Corp.      0.18    410.78   0.23     3.02      0.75     212.49        1.21        17.39
FTNB        Fulton Bancorp Inc.              0.35    300.62   0.44     1.89      1.05     171.86        1.06         4.44
FTSB        Fort Thomas Financial Corp.      2.10     30.74   1.93    11.98      0.65      30.61        1.18         7.39
FWWB        First Washington Bancorp Inc.    0.52    197.58   0.42     3.34      1.03     164.95        1.16         8.59
GAF         GA Financial Inc.                0.44    105.26   0.24     1.83      0.46      75.96        1.04         7.21
GBNK        Gaston Federal Bancorp (MHC)     0.55    174.10   0.50     2.49      0.96     132.06          NA           NA
GDW         Golden West Financial            1.20     71.52   0.97    12.95      0.86      63.28        1.02        14.92
GFCO        Glenway Financial Corp.          0.37    119.55   0.32     3.36      0.45     119.55        0.91         9.62
GFED        Guaranty Federal Bcshs Inc.      0.49    216.50   0.50     1.84      1.05     168.80        1.25         5.81
GLMR        Gilmer Financial Svcs, Inc.      2.51     51.93   1.65    18.25      1.30      44.52        0.06         0.59
GOSB        GSB Financial Corp.              0.15    156.52   0.09     0.36      0.24     156.52        0.75         3.06
GPT         GreenPoint Financial Corp.       3.40     35.79   2.54    25.61      1.22      33.98        1.11        11.57
GSB         Golden State Bancorp Inc.        0.84    133.22   0.86    12.57      1.12     100.48        0.78        11.42
GSFC        Green Street Financial Corp.     0.06    307.23   0.07     0.20      0.19     216.10        1.58         4.46
GSLA        GS Financial Corp.               0.27    277.25   0.12     0.34      0.74     260.11        1.16         2.78
GTPS        Great American Bancorp           0.02        NM   0.01     0.07      0.47     484.87        0.70         3.60
GUPB        GFSB Bancorp Inc.                0.93     54.74    0.7     6.09      0.51      44.69        0.85         6.00
HALL        Hallmark Capital Corp.           0.47    174.07   0.31     4.03      0.82     168.40        0.67         8.89
HARB        Harbor Florida Bancshares Inc.   0.36     356.2   0.43     2.19      1.27     208.24        1.38        11.30
HARL        Harleysville Savings Bank           -        NM   0.00     0.02      0.79         NM        0.97        14.71
HARS        Harris Financial Inc. (MHC)      0.83    117.59   0.66     8.10      0.97      60.54        0.83        10.28
HAVN        Haven Bancorp Inc.               0.71    137.04   0.45     8.54      0.97     132.08        0.45         7.84
HBBI        Home Building Bancorp            0.99     29.02   0.67     4.79      0.29      29.02        0.75         5.70
HBEI        Home Bancorp of Elgin Inc.       0.25    137.38   0.28     1.09      0.35     107.27        0.68         2.57
HBFW        Home Bancorp                        -        NM   0.00     0.00      0.43     402.90        0.85         6.84
HBNK        Highland Bancorp Inc.            1.98    103.82   1.84    23.36      2.06      88.38        1.36        17.66
HBS         Haywood Bancshares Inc.          0.79     83.04   0.60     4.11      0.66      82.40        0.92         6.34
HBSC        Heritage Bancorp Inc.            0.63     60.53   0.44     1.38      0.38      57.25        0.95         6.91
HCBB        HCB Bancshares Inc.              0.88    156.32   0.44     2.57      1.38     150.91        0.33         1.86
HCBC        High Country Bancorp Inc.        0.48    191.58   0.41     2.26      0.91     181.40        0.74         5.22
HCFC        Home City Financial Corp.        0.64     97.81   0.59     4.22      0.63      97.81        1.29         6.94
HEMT        HF Bancorp Inc.                  1.16     91.82   0.83    10.36      1.06      72.22        0.01         0.13
HFBC        HopFed Bancorp Inc.                 -        NM   0.00     0.00      0.23     107.86        1.11         8.63

                     EXHIBIT 5
        SELECTED DATA ON ALL PUBLIC THRIFTS




                                                              CAPITAL AS OF THE MOST RECENT QUARTER
                                            ----------------------------------------------------------------------- ----------------
                                                      TANGIBLE   INTANGIBLE  REGULATORY   EQUITY +   TOTAL CAPITAL/
                                             EQUITY/   EQUITY/     ASSETS/    CORE CAP/   RESERVES/   RISK ADJUSTED  NPLS/ RESERVES/
                                             ASSETS  TANG ASSETS    EQUITY     ASSETS      ASSETS        ASSETS      LOANS   NPLS
   TICKER                  SHORT NAME         (%)       (%)                      (%)         (%)          (%)         (%)    (%)
------------------------------------------------------------------------------------------------------------------- ----------------
HFFB        Harrodsburg First Fin Bancorp      26.54      26.54        0.00        22.30     26.90       43.70           -        NM
HFFC        HF Financial Corp.                  9.93       9.93        0.00         7.76     11.19       12.78        0.51    319.81
HFGI        Harrington Financial Group          4.68       4.68        0.00         6.88      4.75       21.92        0.17    126.32
HFSA        Hardin Bancorp Inc.                10.11      10.11        0.00         8.82     10.30       21.68        0.28    145.30
HFWA        Heritage Financial Corp.           22.58      20.94        9.19        24.40     23.43       32.90        0.13    959.89
HHFC        Harvest Home Financial Corp.       10.71      10.71        0.00           NA     10.84          NA        0.18    144.19
HIFS        Hingham Instit. for Savings         9.43       9.43        0.00         9.64     10.12       15.59        0.23    396.87
HLFC        Home Loan Financial Corp.          38.53      38.53        0.00        25.05     38.81       51.27           -        NM
HMLK        Hemlock Federal Financial Corp     15.14      15.14        0.00        11.60     15.54       30.10        0.34    248.40
HMNF        HMN Financial Inc.                  9.76       9.03        8.24         5.86     10.16       13.16        0.07    912.30
HOMF        Home Federal Bancorp                9.30       9.09        2.53         8.20      9.89       11.81        0.67    106.26
HPBC        Home Port Bancorp Inc.              8.71       8.71        0.00         8.70      9.88       15.74           -        NM
HRBF        Harbor Federal Bancorp Inc.        12.60      12.60        0.00           NA     12.81          NA        0.50     65.53
HRBT        Hudson River Bancorp                6.98       6.95        0.41         9.33      7.95       13.89        2.86     65.44
HRZB        Horizon Financial Corp.            15.44      15.44        0.00        15.44     16.15       29.00        0.03        NM
HSTD        Homestead Bancorp Inc.              7.21       7.21        0.00         7.20      7.54       19.72        0.58    119.47
HTHR        Hawthorne Financial Corp.           3.97       3.97        0.00         7.09      5.18       11.14        5.38     24.38
HWEN        Home Financial Bancorp             17.64      17.64        0.00        15.10     18.39       26.20        0.72    129.55
HZFS        Horizon Financial Svcs Corp.        9.44       9.44        0.00         7.30      9.82       13.20        1.64     37.74
ICBC        Independence Comm. Bank Corp.      20.07      19.16        5.59        13.49     20.88       23.73        0.35    386.19
IFSB        Independence Federal Svgs Bank      7.96       7.32        8.65         7.20      8.22       20.60          NA        NA
INBI        Industrial Bancorp Inc.            15.97      15.97        0.00        10.28     16.45       19.63        0.26    205.50
IPSW        Ipswich Savings Bank                5.58       5.58        0.00         5.50      6.33       11.15        0.55    171.50
ITLA        ITLA Capital Corp.                 10.43      10.41        0.27         8.40     11.93       10.40        0.89    198.04
IWBK        InterWest Bancorp Inc.              7.15       6.94        3.07         6.95      7.69       13.24        0.55    159.53
JSB         JSB Financial Inc.                 24.31      24.31        0.00        17.34     24.68       21.56        0.17    324.92
JSBA        Jefferson Savings Bancorp Inc.      9.71       8.01       19.00         8.01     10.25       14.99        0.45    162.94
JXSB        Jacksonville Savings Bk (MHC)      10.54      10.54        0.00        10.49     10.99       15.70        0.68     87.67
JXVL        Jacksonville Bancorp Inc.          14.46      14.46        0.00        13.89     14.94       26.26        0.54    116.75
KFBI        Klamath First Bancorp              13.98      12.96        8.40        10.92     14.14       21.84        0.07    351.18
KNK         Kankakee Bancorp Inc.               9.76       8.46       14.56         6.99     10.36       13.47        0.60    161.56
KSAV        KS Bancorp Inc.                    12.81      12.81        0.02           NA     13.10       12.03        0.53     64.74
KSBK        KSB Bancorp Inc.                    7.96       7.06       12.10         7.07      8.88       11.10        1.93     58.90
KYF         Kentucky First Bancorp Inc.        17.56      17.56        0.00        15.12     18.03       27.27        0.06        NM
LARK        Landmark Bancshares Inc.           13.07      13.07        0.00        10.12     13.56       20.12        0.03        NM
LARL        Laurel Capital Group Inc.          10.64      10.64        0.00        10.44     11.47       21.09        0.36    330.12
LFBI        Little Falls Bancorp Inc.          10.51       9.82        7.25         8.05     10.87          NA        0.52    158.43
LFCO        Life Financial Corp.               12.64      12.64        0.00         6.66     13.00        9.55        2.05     22.97
LFED        Leeds Federal Bankshares (MHC)     16.29      16.29        0.00        15.80     16.53       33.26        1.31     28.70
LIBB        Liberty Bancorp Inc. (MHC)         13.13      13.13        0.00         9.47     13.42       23.98        0.47     95.89
LO          Local Financial Corp.               5.40       5.02        7.53        11.62      6.69       19.45        0.11        NM
LOGN        Logansport Financial Corp.         18.82      18.82        0.00        18.74     19.09       34.80        0.34    103.45
LONF        London Financial Corp.             13.76      13.76        0.00        16.00     14.24       31.48        0.26    238.16
LSBI        LSB Financial Corp.                 8.40       8.40        0.00         7.70      9.11       12.39        1.37     58.59
LSBX        Lawrence Savings Bank              12.07      12.07        0.00        10.50     12.99       18.09       0.14         NM
LVSB        Lakeview Financial Corp.            9.53       6.60       32.93           NA     10.29          NA         NA         NA
LXMO        Lexington B&L Financial Corp.      16.06      15.14        6.73        21.90     16.69       42.30       0.71     133.71
MAFB        MAF Bancorp Inc.                    7.84       7.06       10.75         6.88      8.28       13.95       0.39     139.86
MARN        Marion Capital Holdings            19.41      19.08        2.13        17.58     20.49       27.13       1.16     107.69
MASB        MASSBANK Corp.                     11.76      11.63        1.31        10.63     12.02       34.75       0.61     137.27
MBBC        Monterey Bay Bancorp Inc.          10.76       9.94        8.47         7.94     11.38       15.25       0.88     121.86
MBLF        MBLA Financial Corp.               13.70      13.70        0.00        13.20     14.04       32.10       0.67      74.68
MBSP        Mitchell Bancorp Inc.              39.22      39.22        0.00        31.80     39.76       60.90       0.83      86.58
MCBN        Mid-Coast Bancorp Inc.              8.02       8.02        0.00         7.97      8.57       14.69       0.18     386.02
MDBK        Medford Bancorp Inc.                8.94       8.52        5.11         8.54      9.55       15.62       0.34     346.52
MECH        MECH Financial Inc.                 9.71       9.71        0.00         9.61     11.07       16.65       0.62     345.41
METF        Metropolitan Financial Corp.        3.73       3.47        7.22         6.02      4.35        8.32       1.44      53.11
MFBC        MFB Corp.                          11.38      11.38        0.00        10.49     11.52       18.65       0.08     232.04
MFFC        Milton Federal Financial Corp.     11.07      11.07        0.00         9.74     11.35       20.32       0.23     175.00
MFLR        Mayflower Co-operative Bank         9.23       9.12        1.40         9.23     10.05       14.45       1.10     139.78
MIFC        Mid-Iowa Financial Corp.            9.93       9.92        0.08         8.09     10.16       19.65       0.14     305.88
MIVI        Mississippi View Holding Co.       18.18      18.18        0.00        16.36     19.44       33.09       0.65     290.24

                     EXHIBIT 5
        SELECTED DATA ON ALL PUBLIC THRIFTS


                                            ASSET QUALITY AS OF THE MOST RECENT QUARTER PROFITABILITY AS OF THE MOST RECENT QUARTER
                                            ------------------------------------------- -------------------------------------------

                                                NPAS       NPAS/   RESERVES/ RESERVES/   RETURN ON  RETURN ON
                                               ASSETS      EQUITY     LOANS    NPAS + 90  AVG ASSETS AVG EQUITY
  Ticker               Stock Name                (%)        (%)       (%)        (%)        (%)       (%)
---------------------------------------------------------------------------------------- ------------------------------------------
HFFB        Harrodsburg First Fin Bancorp      0.00        0.00     0.48       66.83       1.36         5.07
HFFC        HF Financial Corp.                 0.44        4.38     1.62      239.17       1.13        11.73
HFGI        Harrington Financial Group         0.18        3.93     0.22       40.45      (0.34)       (7.56)
HFSA        Hardin Bancorp Inc.                0.14        1.34     0.40      145.30       0.70         6.18
HFWA        Heritage Financial Corp.           0.11        0.48     1.28      760.09       1.24         6.15
HHFC        Harvest Home Financial Corp.       0.09        0.84     0.25      144.19       0.59         5.26
HIFS        Hingham Instit. for Savings        0.17        1.84     0.90      396.87       1.26        13.06
HLFC        Home Loan Financial Corp.             0        0.00     0.39       92.92       1.38         5.40
HMLK        Hemlock Federal Financial Corp     0.16        1.07     0.84      248.40       0.93         5.36
HMNF        HMN Financial Inc.                 0.05        0.47     0.61      449.77       0.80         6.34
HOMF        Home Federal Bancorp               0.59        6.32     0.71      100.21       1.47        16.66
HPBC        Home Port Bancorp Inc.             0.00        0.00     1.38      453.64       1.45        14.53
HRBF        Harbor Federal Bancorp Inc.        0.32        2.57     0.33       65.53       0.78         6.09
HRBT        Hudson River Bancorp               1.66       23.80     1.87       58.37         NA           NA
HRZB        Horizon Financial Corp.            0.02        0.14     0.88          NM       1.57        10.00
HSTD        Homestead Bancorp Inc.             0.27        3.81     0.69      119.47       0.53         5.67
HTHR        Hawthorne Financial Corp.          5.28      132.89     1.31       22.92       1.02        20.59
HWEN        Home Financial Bancorp              1.1        6.22     0.93       68.52       0.93         5.34
HZFS        Horizon Financial Svcs Corp.       1.03       10.86     0.62       37.74       0.67         6.97
ICBC        Independence Comm. Bank Corp.      0.22        1.08     1.34      135.71         NA           NA
IFSB        Independence Federal Svgs Bank       NA          NA     0.42          NA       1.24        17.15
INBI        Industrial Bancorp Inc.            0.23        1.47     0.54      159.91       1.47         8.81
IPSW        Ipswich Savings Bank               0.80       14.40     0.94       92.60       1.19        21.98
ITLA        ITLA Capital Corp.                 1.07       10.26     1.75      139.44       1.44        13.80
IWBK        InterWest Bancorp Inc.             0.67        9.38     0.88       80.89       0.89        12.98
JSB         JSB Financial Inc.                 0.14        0.58     0.54      238.05       3.00        12.76
JSBA        Jefferson Savings Bancorp Inc.     0.70        7.19     0.73       72.40       0.72         7.71
JXSB        Jacksonville Savings Bk (MHC)      0.68        6.46     0.59       65.11       0.60         5.71
JXVL        Jacksonville Bancorp Inc.          0.62        4.28     0.63       78.01       1.33         9.13
KFBI        Klamath First Bancorp              0.05        0.33     0.26      351.18       0.92         6.11
KNK         Kankakee Bancorp Inc.              0.71        7.32     0.97       53.91       0.78         7.51
KSAV        KS Bancorp Inc.                    0.44        3.44     0.34       64.74       1.09         8.37
KSBK        KSB Bancorp Inc.                   1.74       21.88     1.14       52.91       1.13        14.97
KYF         Kentucky First Bancorp Inc.        0.04        0.22     0.78      272.34       1.07         6.35
LARK        Landmark Bancshares Inc.           0.06        0.47     0.66      196.35       1.06         7.64
LARL        Laurel Capital Group Inc.          0.32        2.99     1.20      263.07       1.43        13.58
LFBI        Little Falls Bancorp Inc.          0.33        3.16     0.82      108.65       0.57         5.01
LFCO        Life Financial Corp.               2.02       15.99     0.47       18.00       3.66        25.64
LFED        Leeds Federal Bankshares (MHC)     0.83        5.11     0.38       28.70       1.13         6.86
LIBB        Liberty Bancorp Inc. (MHC)         0.35        2.68     0.45       82.98       0.62         7.96
LO          Local Financial Corp.              0.10        1.85     2.15          NM         NA           NA
LOGN        Logansport Financial Corp.         0.26        1.37     0.36      103.45       1.48         7.79
LONF        London Financial Corp.              0.2        1.46     0.62      238.16       1.08         5.62
LSBI        LSB Financial Corp.                1.20       14.23     0.80       58.59       0.84         9.90
LSBX        Lawrence Savings Bank              0.24        1.96     1.74      389.46       2.58        25.27
LVSB        Lakeview Financial Corp.             NA          NA     1.54          NA       1.72        15.95
LXMO        Lexington B&L Financial Corp.      0.47        2.95     0.95      130.50       0.78         3.83
MAFB        MAF Bancorp Inc.                   0.50        6.43     0.55       81.33       1.08        14.00
MARN        Marion Capital Holdings            1.02        5.23     1.25      105.99       1.25         5.94
MASB        MASSBANK Corp.                     0.20        1.67     0.84      131.93       1.16        10.40
MBBC        Monterey Bay Bancorp Inc.          0.55        5.12     1.08      112.07       0.31         2.80
MBLF        MBLA Financial Corp.               0.45        3.32     0.50       74.68       0.86         6.65
MBSP        Mitchell Bancorp Inc.              1.54        3.94     0.72       34.72       1.23         3.11
MCBN        Mid-Coast Bancorp Inc.             0.38        4.79     0.70       79.42       0.69         8.30
MDBK        Medford Bancorp Inc.               0.18        2.00     1.19      338.34       1.07        11.84
MECH        MECH Financial Inc.                0.46        4.72     2.14      296.39       0.97         9.71
METF        Metropolitan Financial Corp.        1.3       34.90     0.77       42.45       0.71        18.08
MFBC        MFB Corp.                          0.06        0.55     0.18      131.25       0.80         6.44
MFFC        Milton Federal Financial Corp.     0.16        1.43     0.40       67.74       0.69         5.80
MFLR        Mayflower Co-operative Bank        0.59        6.34     1.54      134.79       1.13        11.78
MIFC        Mid-Iowa Financial Corp.           0.14        1.43     0.44      161.66       1.02        10.95
MIVI        Mississippi View Holding Co.       0.43        2.38     1.90      225.65       1.08         6.37

                     EXHIBIT 5
        SELECTED DATA ON ALL PUBLIC THRIFTS

                                                          CAPITAL AS OF THE MOST RECENT QUARTER
                                            -----------------------------------------------------------------
                                                    TANGIBLE   INTANGIBLE  REGULATORY EQUITY + TOTAL CAPITAL/
                                           EQUITY/   EQUITY/     ASSETS/    CORE CAP/ RESERVES/ RISK ADJUSTED
                                           ASSETS  TANG ASSETS    EQUITY     ASSETS    ASSETS     ASSETS
   TICKER           SHORT NAME               (%)       (%)                     (%)       (%)        (%)
-------------------------------------------------------------------------------------------------------------
MONT        Montgomery Financial Corp.      17.13     17.13       0.00       13.42     17.28        20.94
MRKF        Market Financial Corp.          29.33     29.33       0.00       25.77     29.43        60.16
MSBF        MSB Financial Inc.              16.65     16.65       0.00       12.33     17.14        20.73
MSBK        Mutual Savings Bank FSB          5.55      5.55       0.00        5.60      5.84        12.81
MWBI        Midwest Bancshares Inc.          7.15      7.15       0.00        6.40      7.44        14.75
MWBX        MetroWest Bank                   7.34      7.34       0.00        7.59      8.85        11.48
MYST        Mystic Financial Inc.           18.15     18.15       0.00       17.93     18.77        37.98
NASB        NASB Financial Inc.              8.49      8.26       2.92        8.40      9.35        14.00
NBCP        Niagara Bancorp Inc. (MHC)      19.03     19.03       0.00       19.10     19.58        35.63
NBN         Northeast Bancorp                7.79      7.24       7.65        6.90      8.72        11.00
NBSI        North Bancshares Inc.           10.82     10.82       0.00        9.72     10.99        27.12
NEIB        Northeast Indiana Bancorp       13.04     13.04       0.00       11.12     13.69        18.17
NEP         Northeast PA Financial Corp.    17.78     17.78       0.00       12.10     18.20        24.20
NHTB        New Hampshire Thrift Bncshrs     8.14      7.19      12.64        6.73      9.09        12.55
NMSB        NewMil Bancorp Inc.              9.09      9.09       0.00        9.28     10.45        21.26
NSLB        NS&L Bancorp Inc.               18.48     18.37       0.70       14.98     18.56        34.78
NSSY        NSS Bancorp Inc.                 8.46      8.27       2.47        7.92      9.28        15.51
NTBK        Net.B@nk Inc.                   15.13     15.01       0.92       10.01     16.63        13.33
NTMG        Nutmeg Federal S&LA              8.30      8.30       0.00        8.22      8.76        13.26
NWEQ        Northwest Equity Corp.          12.19     12.19       0.00        9.52     12.68        15.55
NWSB        Northwest Bancorp Inc. (MHC)     8.50      7.71      10.13        7.82      9.12        15.91
OCFC        Ocean Financial Corp.           13.71     13.65       0.49       11.66     14.16        26.60
OCN         Ocwen Financial Corp.           12.19     11.27       8.51        9.64     12.96        16.11
OFCP        Ottawa Financial Corp.           8.23      6.84      18.03        6.45      8.62        10.45
OHSL        OHSL Financial Corp.            10.83     10.83       0.00        8.94     11.05        18.03
OSFS        Ohio State Financial Services   27.08     27.08       0.00       27.08     27.45        46.45
OTFC        Oregon Trail Financial Corp.    26.50     26.50       0.00       18.69     26.86        36.31
PBCI        Pamrapo Bancorp Inc.            12.47     12.42       0.49       11.74     13.06        25.20
PBCT        People's Bank (MHC)              9.42      8.22      13.83        8.20     10.52        13.00
PBHC        Pathfinder Bancorp Inc. (MHC)   11.89     10.33      14.64        8.34      12.3        14.22
PBKB        People's Bancshares Inc.         3.78      3.63       4.21        5.03      4.30        12.83
PBOC        PBOC Holdings Inc.               5.76      5.76       0.00        6.31      6.33        12.31
PCBC        Perry County Financial Corp.    18.47     18.47       0.00       15.20     18.50        65.50
PDB         Piedmont Bancorp Inc.           16.55     16.55       0.00       14.87     17.28        28.41
PEDE        Great Pee Dee Bancorp           46.02     46.02       0.00       35.10     46.53        76.10
PEEK        Peekskill Financial Corp.       21.57     21.57       0.00       21.80     21.91        88.60
PERM        Permanent Bancorp Inc.           8.58      7.11      18.41        6.28      8.98        13.67
PFDC        Peoples Bancorp                 14.97     14.97       0.00       12.50     15.27        24.70
PFED        Park Bancorp Inc.               20.34     20.34       0.00       12.80     20.59        35.60
PFFB        PFF Bancorp Inc.                 8.04      7.97       1.04        6.35      8.89        12.82
PFFC        Peoples Financial Corp.         17.34     17.34       0.00       15.51     17.56        28.91
PFNC        Progress Financial Corp.         6.92      6.22      10.79        6.65      7.64        11.75
PFSB        PennFed Financial Services Inc   6.68      5.86      13.00        7.11      6.86        15.16
PFSL        Pocahontas Bancorp Inc.         14.45     14.05       3.19          NA     14.86           NA
PHBK        Peoples Heritage Finl Group      7.41      6.23      16.91        7.16      8.31        12.36
PHFC        Pittsburgh Home Financial Corp   6.93      6.87       1.08        8.18      7.36        19.03
PHSB        Peoples Home Savings Bk (MHC)   12.67     12.67       0.00       12.25     13.23        29.66
PLSK        Pulaski Savings Bank (MHC)      11.83     11.83       0.00       11.83     12.35        28.08
PRBC        Prestige Bancorp Inc.            9.67      9.67       0.00        7.93      9.95        16.76
PROV        Provident Financial Holdings    10.62     10.62       0.00        8.09     11.38        14.12
PSBI        PSB Bancorp Inc.                10.36     10.35       0.05          NA     10.59           NA
PSFC        Peoples-Sidney Financial Corp.  18.53     18.53       0.00       17.30     18.93        27.60
PSFI        PS Financial Inc.               26.78     26.78       0.00       17.98     26.99        38.78
PTRS        Potters Financial Corp.          8.53      8.53       0.00        7.82     10.25        16.20
PULB        Pulaski Bank, FSB (MHC)         13.37     13.37       0.00       13.33     13.76        24.60
PULS        Pulse Bancorp                    8.44      8.44       0.00        7.69      8.80        26.01
PVFC        PVF Capital Corp.                7.20      7.20       0.00        7.21      7.82        10.93
PVSA        Parkvale Financial Corp.         7.67      7.64       0.46        7.11      8.88        14.27
PWBK        Pennwood Bancorp Inc.           17.28     17.28       0.00       17.75     18.13        31.90
QCBC        Quaker City Bancorp Inc.         8.71      8.71       0.00        7.44      9.60        12.97
QCFB        QCF Bancorp Inc.                17.50     17.50       0.00       13.43     18.34        29.90
QCSB        Queens County Bancorp Inc.       9.89      9.89       0.00        9.44     10.44        15.30
                                                            ASSET QUALITY AS OF THE MOST RECENT QUARTER
                                                ------------------------------------------------------------
                                                 NPLS/  RESERVES/    NPAS/      NPAS/   RESERVES/ RESERVES/
                                                 LOANS    NPLS      ASSET      EQUITY     LOANS    NPAS + 90
  Ticker               Stock Name                 (%)      (%)        (%)        (%)       (%)        (%)
------------------------------------------      ------------------------------------------------------------
MONT        Montgomery Financial Corp.           0.65       28.53   0.72        4.19         0.19      20.37
MRKF        Market Financial Corp.                  -          NM   0.00        0.00         0.16      24.64
MSBF        MSB Financial Inc.                   0.45      118.48   0.41        2.48         0.53      62.16
MSBK        Mutual Savings Bank FSB              0.09      578.88   0.09        1.65         0.54     312.66
MWBI        Midwest Bancshares Inc.              0.39      123.45   0.66        9.18         0.48      43.79
MWBX        MetroWest Bank                       0.36      602.54   0.45        6.12         2.16     236.24
MYST        Mystic Financial Inc.                0.11         824   0.08        0.42          0.9        824
NASB        NASB Financial Inc.                  2.93       33.69   3.07       36.15         0.99      27.86
NBCP        Niagara Bancorp Inc. (MHC)           0.57      189.19   0.29        1.53         1.07     188.17
NBN         Northeast Bancorp                    0.80      132.47   0.81       10.33         1.05     114.63
NBSI        North Bancshares Inc.                   -          NM   0.00        0.00         0.27         NM
NEIB        Northeast Indiana Bancorp            0.46      161.27   0.41        3.11         0.73     159.71
NEP         Northeast PA Financial Corp.         0.34      211.95   0.23        1.31         0.72     182.16
NHTB        New Hampshire Thrift Bncshrs         1.04      117.19   1.00       12.23         1.21      95.48
NMSB        NewMil Bancorp Inc.                  0.45      657.56   0.29        3.16         2.98     297.15
NSLB        NS&L Bancorp Inc.                    0.02      714.29   0.01        0.06         0.14      41.67
NSSY        NSS Bancorp Inc.                     0.86      147.35   0.63        7.40         1.27         NA
NTBK        Net.B@nk Inc.                           -          NM   0.00        0.00         1.93         NM
NTMG        Nutmeg Federal S&LA                    NA          NA     NA          NA         0.53         NA
NWEQ        Northwest Equity Corp.               1.69       35.20   1.71       14.06         0.60      28.33
NWSB        Northwest Bancorp Inc. (MHC)         0.48      169.80   0.50        5.87         0.82     123.26
OCFC        Ocean Financial Corp.                0.65      122.84    0.4        2.92         0.80     114.22
OCN         Ocwen Financial Corp.                4.32       30.22   6.87       56.38         1.31      11.20
OFCP        Ottawa Financial Corp.               0.44      105.93   0.49        5.91         0.46      79.48
OHSL        OHSL Financial Corp.                 0.01          NM   0.04        0.41         0.32     134.65
OSFS        Ohio State Financial Services        0.68       83.93   0.44        1.61         0.57      83.93
OTFC        Oregon Trail Financial Corp.         0.20      284.66   0.18        0.66         0.57     206.22
PBCI        Pamrapo Bancorp Inc.                 1.97       52.22   1.48       11.88         1.03      35.55
PBCT        People's Bank (MHC)                  1.00      172.09   0.70        7.48         1.72     156.79
PBHC        Pathfinder Bancorp Inc. (MHC)        1.09       57.58    1.3       10.92         0.63      32.06
PBKB        People's Bancshares Inc.             0.58      151.26   0.35        9.18         0.88     149.48
PBOC        PBOC Holdings Inc.                   0.93       93.27   0.89       15.53         0.87      64.27
PCBC        Perry County Financial Corp.            -          NM   0.00        0.00         0.16         NM
PDB         Piedmont Bancorp Inc.                0.86      102.48   0.71        4.30         0.89     102.48
PEDE        Great Pee Dee Bancorp                0.56      110.28   0.48        1.05         0.62     107.27
PEEK        Peekskill Financial Corp.            2.32       60.84   0.61        2.81         1.41      43.03
PERM        Permanent Bancorp Inc.               0.30      249.88   0.18        2.08         0.75     223.89
PFDC        Peoples Bancorp                      0.19      191.29   0.16        1.06         0.36     172.98
PFED        Park Bancorp Inc.                    0.17      390.63   0.07        0.32         0.67     390.63
PFFB        PFF Bancorp Inc.                     1.31      103.87   1.06       13.22         1.36      79.87
PFFC        Peoples Financial Corp.              0.20      151.61   0.15        0.84         0.30     151.61
PFNC        Progress Financial Corp.             0.59      197.39   0.41        5.95         1.16      90.50
PFSB        PennFed Financial Services Inc       0.47       53.83   0.44        6.56         0.25      40.82
PFSL        Pocahontas Bancorp Inc.              0.46      190.73   0.22        1.53         0.88     159.98
PHBK        Peoples Heritage Finl Group          0.79      158.84   0.68        9.23         1.25     114.76
PHFC        Pittsburgh Home Financial Corp       1.70       44.19   1.24       17.89         0.75      33.90
PHSB        Peoples Home Savings Bk (MHC)        0.66      199.84   0.28        2.23         1.31     173.78
PLSK        Pulaski Savings Bank (MHC)           1.11       87.69   0.63        5.32         0.97      82.57
PRBC        Prestige Bancorp Inc.                0.29      140.81   0.35        3.59         0.41      79.16
PROV        Provident Financial Holdings         0.58      154.42   1.04        9.76         0.89      73.18
PSBI        PSB Bancorp Inc.                       NA          NA     NA          NA         0.46         NA
PSFC        Peoples-Sidney Financial Corp.       0.75       59.75   0.67        3.63         0.45      44.42
PSFI        PS Financial Inc.                    0.74       50.85   0.41        1.55         0.37      50.85
PTRS        Potters Financial Corp.              0.43      541.52   0.32        3.72         2.35     541.52
PULB        Pulaski Bank, FSB (MHC)                NA          NA     NA          NA         0.51         NA
PULS        Pulse Bancorp                        0.05          NM   0.26        3.07         1.33      78.83
PVFC        PVF Capital Corp.                    0.88       81.85   0.92       12.76         0.72      64.83
PVSA        Parkvale Financial Corp.             0.28      558.88   0.43        5.62         1.56     279.67
PWBK        Pennwood Bancorp Inc.                0.95      121.36   0.72        4.20         1.15      58.95
QCBC        Quaker City Bancorp Inc.             1.02      110.93   1.11       12.75         1.13      80.77
QCFB        QCF Bancorp Inc.                       NA          NA     NA          NA         1.92         NA
QCSB        Queens County Bancorp Inc.           0.38      168.74   0.39        3.89         0.64     110.42


                                              PROFITABILITY AS OF THE MOST RECENT QUARTER
                                              -------------------------------------------

                                               RETURN ON               RETURN ON
                                               AVG ASSETS              AVG EQUITY
  Ticker               Stock Name                 (%)                     (%)
------------------------------------------    -------------------------------------------
MONT        Montgomery Financial Corp.              0.92                   4.97
MRKF        Market Financial Corp.                  1.09                   3.15
MSBF        MSB Financial Inc.                      1.57                   9.39
MSBK        Mutual Savings Bank FSB                (1.26)                (22.54)
MWBI        Midwest Bancshares Inc.                 0.95                  13.56
MWBX        MetroWest Bank                          1.27                  17.13
MYST        Mystic Financial Inc.                   0.90                   6.70
NASB        NASB Financial Inc.                     1.67                  21.15
NBCP        Niagara Bancorp Inc. (MHC)              0.65                   5.04
NBN         Northeast Bancorp                       0.83                  10.35
NBSI        North Bancshares Inc.                   0.37                   2.94
NEIB        Northeast Indiana Bancorp               1.18                   8.55
NEP         Northeast PA Financial Corp.           (0.36)                 (2.92)
NHTB        New Hampshire Thrift Bncshrs            0.92                  11.82
NMSB        NewMil Bancorp Inc.                     0.88                   9.04
NSLB        NS&L Bancorp Inc.                       0.69                   3.58
NSSY        NSS Bancorp Inc.                        0.90                  10.77
NTBK        Net.B@nk Inc.                           0.66                   2.52
NTMG        Nutmeg Federal S&LA                     1.02                  12.39
NWEQ        Northwest Equity Corp.                  1.22                  10.48
NWSB        Northwest Bancorp Inc. (MHC)            0.94                  10.29
OCFC        Ocean Financial Corp.                   0.92                   6.38
OCN         Ocwen Financial Corp.                   0.84                   6.98
OFCP        Ottawa Financial Corp.                  0.89                  10.46
OHSL        OHSL Financial Corp.                    0.86                   7.94
OSFS        Ohio State Financial Services           0.98                   6.13
OTFC        Oregon Trail Financial Corp.            1.09                   4.76
PBCI        Pamrapo Bancorp Inc.                    1.25                   9.69
PBCT        People's Bank (MHC)                     1.24                  13.73
PBHC        Pathfinder Bancorp Inc. (MHC)           0.75                   6.38
PBKB        People's Bancshares Inc.                0.74                  17.97
PBOC        PBOC Holdings Inc.                        NA                     NA
PCBC        Perry County Financial Corp.            0.98                   5.14
PDB         Piedmont Bancorp Inc.                   1.27                   7.75
PEDE        Great Pee Dee Bancorp                   1.40                   5.27
PEEK        Peekskill Financial Corp.               0.98                   4.02
PERM        Permanent Bancorp Inc.                  0.61                   6.30
PFDC        Peoples Bancorp                         1.45                   9.56
PFED        Park Bancorp Inc.                       0.92                   4.28
PFFB        PFF Bancorp Inc.                        0.61                   6.43
PFFC        Peoples Financial Corp.                 1.06                   5.35
PFNC        Progress Financial Corp.                0.84                  14.86
PFSB        PennFed Financial Services Inc          0.78                  10.96
PFSL        Pocahontas Bancorp Inc.                 0.69                   7.30
PHBK        Peoples Heritage Finl Group             0.94                  12.53
PHFC        Pittsburgh Home Financial Corp          0.69                   8.03
PHSB        Peoples Home Savings Bk (MHC)           0.81                   6.20
PLSK        Pulaski Savings Bank (MHC)              0.54                   4.60
PRBC        Prestige Bancorp Inc.                   0.47                   4.44
PROV        Provident Financial Holdings            0.71                   5.98
PSBI        PSB Bancorp Inc.                        0.55                   4.82
PSFC        Peoples-Sidney Financial Corp.          1.18                   5.44
PSFI        PS Financial Inc.                       1.00                   3.20
PTRS        Potters Financial Corp.                 0.77                   8.58
PULB        Pulaski Bank, FSB (MHC)                 1.08                   8.12
PULS        Pulse Bancorp                           1.04                  12.66
PVFC        PVF Capital Corp.                       1.23                  17.11
PVSA        Parkvale Financial Corp.                1.08                  14.59
PWBK        Pennwood Bancorp Inc.                   0.59                   3.24
QCBC        Quaker City Bancorp Inc.                0.78                   8.96
QCFB        QCF Bancorp Inc.                        1.72                   9.82
QCSB        Queens County Bancorp Inc.              1.51                  14.38

                     EXHIBIT 5
        SELECTED DATA ON ALL PUBLIC THRIFTS

                                                                 CAPITAL AS OF THE MOST RECENT QUARTER
                                            --------------------------------------------------------------------------------------
                                                         TANGIBLE     INTANGIBLE     REGULATORY      EQUITY +       TOTAL CAPITAL/
                                              EQUITY/     EQUITY/       ASSETS/       CORE CAP/      RESERVES/      RISK ADJUSTED
                                              ASSETS    TANG ASSETS      EQUITY        ASSETS         ASSETS            ASSETS
  TICKER                  SHORT NAME          (%)         (%)                          (%)            (%)               (%)
----------------------------------------------------------------------------------------------------------------------------------
RARB        Raritan Bancorp Inc.               7.33        7.25         1.17            7.28            8.12            12.86
RCBK        Richmond County Financial Corp    20.59       20.53         0.36           23.87           21.05            24.81
RELI        Reliance Bancshares Inc.          52.90       52.90         0.00           48.92           53.30            49.32
RELY        Reliance Bancorp Inc.              7.84        5.60        30.24            6.09            8.20            15.29
RIVR        River Valley Bancorp              13.63       13.48         1.25              NA           14.51               NA
ROSE        TR Financial Corp.                 6.23        6.23         0.00            6.14            6.60            17.96
RSLN        Roslyn Bancorp Inc.               15.43       15.37         0.45           11.00           16.06            22.84
RVSB        Riverview Bancorp Inc.            23.07       22.51         3.10           17.80           23.46            34.13
SBAN        SouthBanc Shares Inc.             20.75       20.75         0.00           14.73           21.31            23.94
SBFL        Finger Lakes Financial (MHC)       8.46        8.46         0.00            8.41            8.92            19.12
SBOS        Boston Bancorp (The)              12.34       12.34         0.00           10.06           12.45            26.75
SCBS        Southern Community Bancshares     17.34       17.34         0.00              NA           18.50               NA
SCCB        S. Carolina Community Bancshrs    20.38       20.38         0.00           18.30           21.02            39.80
SFED        SFS Bancorp Inc.                  12.31       12.31         0.00           12.30           12.79            23.57
SFFC        StateFed Financial Corp.          17.91       17.91         0.00           11.18           18.14            19.31
SFIN        Statewide Financial Corp.          9.72        9.71         0.14            9.04           10.17            21.23
SFSL        Security First Corp.               9.90        9.78         1.30            7.64           10.66            10.69
SGVB        SGV Bancorp Inc.                   7.89        7.81         1.20            6.86            8.24            15.08
SHSB        SHS Bancorp Inc.                  13.85       13.85         0.00           11.06           14.35            24.53
SIB         Staten Island Bancorp Inc.        23.54       23.09         2.49           14.46           24.07            35.03
SISB        SIS Bancorp Inc.                   7.14        7.14         0.00            7.23            8.42            12.37
SKAN        Skaneateles Bancorp Inc.           6.88        6.73         2.36            6.71            7.87            11.23
SKBO        First Carnegie Deposit (MHC)      16.80       16.80         0.00           16.80           17.18            52.20
SMBC        Southern Missouri Bancorp Inc.    15.46       15.46         0.00           13.69           16.29            25.60
SOBI        Sobieski Bancorp Inc.             13.91       13.91         0.00           10.23           14.17            20.69
SOPN        First Savings Bancorp Inc.        22.86       22.86         0.00           22.85           23.06            48.67
SPBC        St. Paul Bancorp Inc.              9.60        9.56         0.40            8.69           10.34            16.10
SRN         Southern Banc Co.                 17.67       17.56         0.74           14.90           17.74            56.90
SSB         Scotland Bancorp Inc.             24.93       24.93         0.00           21.02           25.34            42.43
SSFC        South Street Financial Corp.      16.93       16.93         0.00           15.82           17.14            43.11
SSM         Stone Street Bancorp Inc.         27.33       27.33         0.00           24.03           27.89            40.69
STFR        St. Francis Capital Corp.          7.46        6.73        10.53            6.84            7.88            12.21
STSA        Sterling Financial Corp.           5.09        2.07        60.62            6.49            5.76            11.17
SVRN        Sovereign Bancorp Inc.             5.51        4.88        11.88            5.71            6.10            12.99
SWCB        Sandwich Bancorp Inc.              8.39        8.18         2.78            8.29            9.18            16.46
SZB         SouthFirst Bancshares Inc.         9.94        9.72         2.48            9.00           10.40            19.68
TBFC        Telebanc Financial Corp.           3.76        3.59         4.58            5.20            4.06            10.90
THR         Three Rivers Financial Corp.      12.83       12.80         0.32           11.74           13.33            23.29
THRD        TF Financial Corp.                 7.49        6.43        15.15            6.32            7.79            17.00
THTL        Thistle Group Holdings Co.         8.58        8.58         0.00            8.09            8.80            26.15
TRIC        Tri-County Bancorp Inc.           16.44       16.44         0.00           14.50           16.92            39.20
TSBK        Timberland Bancorp Inc.           32.36       32.36         0.00           32.62           33.02            52.58
TSBS        Peoples Bancorp Inc.              39.08       38.36         2.99           29.69           39.53            46.35
TSH         Teche Holding Co.                 13.84       13.84         0.00           12.76           14.68            24.88
TWIN        Twin City Bancorp                 12.67       12.67         0.00           11.77           12.77            19.17
UBMT        United Financial Corp.            14.74       14.32         3.34              NA           15.40               NA
UCBC        Union Community Bancorp           40.28       40.28         0.00              NA           40.60               NA
UCFC        United Community Finl Corp.        8.71        8.71         0.00            8.67            9.08            21.91
UFBS        Union Financial Bcshs Inc.         8.06          NA           NA            6.81            8.59            13.11
UFRM        United Federal Savings Bank        7.75        7.75         0.00            7.76            8.73            10.85
UPFC        United PanAm Financial Corp.      19.93       19.85         0.48            7.08           21.96            10.96
USAB        USABancshares Inc.                 9.74        9.68         0.58            9.80           10.27            13.30
UTBI        United Tennessee Bankshares       27.03       27.03         0.00           20.37           27.89            44.67
WAMU        Washington Mutual Inc.             5.45        5.15         5.85              NA            6.11               NA
WAYN        Wayne Savings Bancshares (MHC)     9.53        9.53         0.00            9.63            9.81            17.50
WBST        Webster Financial Corp.            5.97        5.11        15.23            6.33            6.58            14.65
WCBI        Westco Bancorp Inc.               15.66       15.66         0.00           12.60           15.95            27.20
WCFB        Webster City Federal SB (MHC)     23.41       23.41         0.00           23.41           23.81            52.50
WEBK        West Essex Bancorp (MHC)           9.54        7.86        19.06            7.84           10.13            19.95
WEFC        Wells Financial Corp.             15.37       15.37         0.00           12.74           15.80            21.83
WEHO        Westwood Homestead Fin. Corp.     20.59       20.59         0.00           19.72           20.81            36.19
WES         Westcorp                           9.07        9.05         0.24            8.96           10.05            11.24

                     EXHIBIT 5
        SELECTED DATA ON ALL PUBLIC THRIFTS

                                            ASSET QUALITY AS OF THE MOST RECENT QUARTER PROFITABILITY AS OF THE MOST RECENT QUARTER
                                            ------------------------------------------- -------------------------------------------

                                        NPLS/    RESERVES/     NPAS       NPAS/     RESERVES/ RESERVES/      RETURN ON    RETURN ON
                                        LOANS      NPLS       ASSET      EQUITY      LOANS    NPAS + 90     AVG ASSETS   AVG EQUITY
  Ticker           Stock Name            (%)        (%)         (%)        (%)        (%)        (%)            (%)         (%)
-----------------------------------------------------------------------------------------------------------------------------------
RARB    Raritan Bancorp Inc.             0.63      180.63     0.44        6.02        1.14      180.63          0.98       12.86
RCBK    Richmond County Financial Corp   0.85      131.48     0.37        1.78        1.12      124.25          0.36        2.41
RELI    Reliance Bancshares Inc.         0.76       85.79     0.47        0.88        0.65       85.79          1.24        2.43
RELY    Reliance Bancorp Inc.            0.93       98.24     0.40        5.06        0.91       88.82          0.86       10.18
RIVR    River Valley Bancorp             0.58      177.65     0.55        4.07        1.03      158.30          0.93        7.11
ROSE    TR Financial Corp.               0.81       84.38     0.49        7.89        0.68       70.19          1.01       16.43
RSLN    Roslyn Bancorp Inc.              0.69      291.12     0.23        1.47        2.01      281.89          1.30        7.51
RVSB    Riverview Bancorp Inc.           0.46      138.33     0.28        1.22        0.63      137.60          1.71        8.52
SBAN    SouthBanc Shares Inc.            0.57      173.94     0.37        1.76        0.99      153.09          0.86        7.37
SBFL    Finger Lakes Financial (MHC)     0.52      171.61     0.32        3.84        0.89      141.95          0.41        4.62
SBOS    Boston Bancorp (The)             1.41       42.86     0.65        5.23        0.61       18.09          1.89       21.12
SCBS    Southern Community Bancshares    0.26      641.46     0.18        1.04        1.69      602.29          1.22        6.45
SCCB    S. Carolina Community Bancshrs   1.42       57.34     1.26        6.17        0.82       50.34          0.88        4.00
SFED    SFS Bancorp Inc.                 0.82       73.64     0.74        5.99        0.60       56.89          0.66        5.40
SFFC    StateFed Financial Corp.         0.14      214.58     1.54        8.61        0.30       14.83          1.16        6.49
SFIN    Statewide Financial Corp.        0.65      136.38     0.42        4.36        0.89       95.71          0.79        8.23
SFSL    Security First Corp.             0.68      122.38     0.62        6.27        0.83      122.36          1.43       15.25
SGVB    SGV Bancorp Inc.                 0.90       53.33     1.12       14.19        0.48       31.15          0.37        4.80
SHSB    SHS Bancorp Inc.                 2.12       36.92     1.40       10.11        0.78       36.27          0.77        7.21
SIB     Staten Island Bancorp Inc.       1.42       89.73     0.61        2.58        1.27       87.17          1.00        5.62
SISB    SIS Bancorp Inc.                 0.45      582.54     0.26        3.70        2.63      471.43          0.72       10.12
SKAN    Skaneateles Bancorp Inc.         1.73       70.91     1.74       25.35        1.23       57.15          0.62        8.95
SKBO    First Carnegie Deposit (MHC)       NA          NA       NA          NA        0.80       64.19          0.56        3.36
SMBC    Southern Missouri Bancorp Inc.   1.11       96.86     0.98        6.31        1.08       55.70          0.67        4.06
SOBI    Sobieski Bancorp Inc.            0.10      315.79     0.08        0.59        0.31      315.79          0.62        4.32
SOPN    First Savings Bancorp Inc.       0.26      109.36     0.18        0.78        0.29      109.36          1.76        7.64
SPBC    St. Paul Bancorp Inc.            0.26      397.60     0.22        2.25        1.03      239.56          1.08       11.81
SRN     Southern Banc Co.                0.03      690.91     0.01        0.06        0.18      690.91          0.52        2.96
SSB     Scotland Bancorp Inc.               -          NM     0.00        0.00        0.57          NM          1.33        5.18
SSFC    South Street Financial Corp.     0.40      100.70     0.23        1.36        0.40       91.68          0.55        2.71
SSM     Stone Street Bancorp Inc.           -          NM     0.00        0.00        0.64          NM          1.40        4.84
STFR    St. Francis Capital Corp.        0.36      243.10     0.18        2.42        0.88      219.19          0.84       10.66
STSA    Sterling Financial Corp.         0.34      319.96     0.52       10.24        1.09      128.59          0.37        6.74
SVRN    Sovereign Bancorp Inc.           0.87      123.32     0.54        9.76        1.07      104.6           0.56       10.10
SWCB    Sandwich Bancorp Inc.            0.75      154.85     0.56        6.65        1.16      138.76          0.97       12.32
SZB     SouthFirst Bancshares Inc.          -          NM     0.05        0.52        0.74       29.54          0.46        4.19
TBFC    Telebanc Financial Corp.         1.07       57.44     0.55       14.76        0.61       31.75          0.29        6.34
THR     Three Rivers Financial Corp.     1.26       61.74     0.83        6.47        0.78       59.56          0.85        6.45
THRD    TF Financial Corp.               0.73      118.09     0.30        4.01        0.86       99.71          0.70        7.90
THTL    Thistle Group Holdings Co.       0.61      124.47     0.22        2.60        0.76       98.57            NA          NA
TRIC    Tri-County Bancorp Inc.             -          NM     0.00        0.00        1.01          NM          1.01        6.46
TSBK    Timberland Bancorp Inc.          2.83       32.18     3.01        9.30        0.91       21.28          1.84        8.40
TSBS    Peoples Bancorp Inc.             1.20       75.14     0.65        1.66        0.90       66.45          1.20        6.08
TSH     Teche Holding Co.                0.20      494.44     0.18        1.32        0.98      460.90          0.95        6.97
TWIN    Twin City Bancorp                0.21       63.64     0.37        2.95        0.14       27.12          1.02        7.89
UBMT    United Financial Corp.           0.05          NM     0.25        1.66        1.02      156.46          1.10        7.96
UCBC    Union Community Bancorp          0.40       99.15     0.33        0.81        0.40       99.15            NA          NA
UCFC    United Community Finl Corp.      1.31       72.31     0.51        5.81        0.95       72.00            NA          NA
UFBS    Union Financial Bcshs Inc.         NA          NA       NA          NA        0.66          NA          0.88       11.07
UFRM    United Federal Savings Bank      0.96      120.02     1.01       13.07        1.15       83.92          0.62        8.46
UPFC    United PanAm Financial Corp.     2.66       89.43     2.56       12.86        2.38       79.18            NA          NA
USAB    USABancshares Inc.               0.21      426.04     0.13        1.29        0.90       49.32          0.60        6.39
UTBI    United Tennessee Bankshares         -          NM     0.00        0.01        1.27      148.60          1.38        8.68
WAMU    Washington Mutual Inc.           0.83      116.30     0.74       13.64        0.96       89.05          0.64       11.68
WAYN    Wayne Savings Bancshares (MHC)   0.17      208.50     0.48        5.00        0.36       58.18          0.72        7.53
WBST    Webster Financial Corp.          0.60      190.72     0.41        6.90        1.14      149.68          0.65       12.08
WCBI    Westco Bancorp Inc.              0.58       63.73     0.44        2.82        0.37       63.73          1.49        9.64
WCFB    Webster City Federal SB (MHC)       -          NM     0.05        0.22        0.69      534.72          1.40        5.96
WEBK    West Essex Bancorp (MHC)         1.99       80.79     1.10       11.50        1.60       54.38            NA          NA
WEFC    Wells Financial Corp.            0.12      410.10     0.14        0.92        0.48      154.67          1.19        8.19
WEHO    Westwood Homestead Fin. Corp.    0.09      280.00     0.08        0.38        0.25      119.15          0.68        2.72
WES     Westcorp                         1.02      217.81     0.60        6.61        2.22      162.80          0.20        2.19

            EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS


                                                         CAPITAL AS OF THE MOST RECENT QUARTER
                                             --------------------------------------------------------------------
                                                       TANGIBLE   INTANGIBLE  REGULATORY EQUITY + TOTAL CAPITAL/
                                              EQUITY/   EQUITY/     ASSETS/    CORE CAP/ RESERVES/ RISK ADJUSTED
                                              ASSETS  TANG ASSETS    EQUITY     ASSETS    ASSETS     ASSETS
   TICKER                  SHORT NAME          (%)       (%)                     (%)       (%)        (%)
-----------------------------------------------------------------------------------------------------------------
WFI         Winton Financial Corp.             7.26      7.15        1.60          NA         NA       NA
WFSL        Washington Federal Inc.           13.90     13.04        7.14       12.18      14.32    22.46
WHGB        WHG Bancshares Corp.              15.29     15.29        0.00       12.21      15.55    28.75
WOFC        Western Ohio Financial Corp.      14.52     13.71        6.48       12.24      15.48    23.26
WRNB        Warren Bancorp Inc.               10.49     10.49        0.00        9.63      11.55    12.62
WSB         Washington Savings Bank, FSB       8.42      8.42        0.00        7.99       8.86    24.39
WSBI        Warwick Community Bancorp         20.99     20.99        0.00       21.44      21.36    40.78
WSFS        WSFS Financial Corp.               6.15      6.12        0.48        7.37       7.74    12.28
WSTR        WesterFed Financial Corp.         10.73      8.93       18.49        8.27      11.21    13.81
WVFC        WVS Financial Corp.               11.10     11.10        0.00       10.98      11.73    22.09
WYNE        Wayne Bancorp Inc.                12.77     12.77        0.00       10.74      13.61    22.53
YFCB        Yonkers Financial Corp.           10.30     10.30        0.00        8.94      10.61    25.07
YFED        York Financial Corp.               8.89      8.89        0.00        7.67       9.60    13.11
-----------------------------------------------------------------------------------------------------------------
            Average                           12.92     12.68        3.23       11.25      13.51    22.22


                                                         ASSET QUALITY AS OF THE MOST RECENT QUARTER
                                               ---------------------------------------------------------------

                                               NPLS/  RESERVES/       NPAS     NPAS/   RESERVES/   RESERVES/
                                               LOANS    NPLS         ASSET    EQUITY     LOANS      NPAS + 90
  TICKER              SHORT NAME               (%)      (%)           (%)      (%)       (%)          (%)
--------------------------------------------------------------------------------------------------------------

WFI         Winton Financial Corp.                NA       NA          NA        NA           NA          NA
WFSL        Washington Federal Inc.             0.56   101.13        0.70      5.05         0.57       60.38
WHGB        WHG Bancshares Corp.                1.01    45.62        0.59      3.85         0.46       41.31
WOFC        Western Ohio Financial Corp.        1.71    79.48        1.29      8.89         1.36       74.24
WRNB        Warren Bancorp Inc.                 1.06   153.20        1.15     10.99         1.62       83.50
WSB         Washington Savings Bank, FSB          NA       NA          NA        NA         1.02          NA
WSBI        Warwick Community Bancorp           0.41   170.96        0.32      1.50         0.71      106.03
WSFS        WSFS Financial Corp.                1.84   176.80        1.12     18.28         3.26      122.16
WSTR        WesterFed Financial Corp.           0.60   123.01        0.43      4.02         0.74       97.44
WVFC        WVS Financial Corp.                 0.38   308.46        0.2       1.83         1.17      308.46
WYNE        Wayne Bancorp Inc.                  0.97   122.36        0.80      6.27         1.18      103.99
YFCB        Yonkers Financial Corp.             0.14   422.07        0.15      1.46         0.61      208.94
YFED        York Financial Corp.                0.10   874.88        0.98     10.99         0.90       31.83
------------------------------------------------------------------------------------------------------------
            Average                             0.67   190.93        0.58      6.33         0.89      142.16

                                            PROFITABILITY AS OF THE MOST RECENT QUARTER
                                            -------------------------------------------

                                                   RETURN ON              RETURN ON
                                                   AVG ASSETS             AVG EQUITY
  TICKER                  SHORT NAME                  (%)                     (%)
---------------------------------------------------------------------------------------

WFI        Winton Financial Corp.                       1.17                 16.06
WFSL       Washington Federal Inc.                      1.97                 15.09
WHGB       WHG Bancshares Corp.                         0.58                  3.16
WOFC       Western Ohio Financial Corp.                 0.07                  0.49
WRNB       Warren Bancorp Inc.                          1.72                 15.99
WSB        Washington Savings Bank, FSB                 0.74                  8.67
WSBI       Warwick Community Bancorp                    0.57                  3.72
WSFS       WSFS Financial Corp.                         1.13                 19.29
WSTR       WesterFed Financial Corp.                    0.72                  6.73
WVFC       WVS Financial Corp.                          1.20                 10.45
WYNE       Wayne Bancorp Inc.                           0.70                  5.44
YFCB       Yonkers Financial Corp.                      0.89                  6.79
YFED       York Financial Corp.                         0.84                  9.6
----------------------------------------------------------------------------------
           Average                                      0.91                  8.15


                     EXHIBIT 5
        SELECTED DATA ON ALL PUBLIC THRIFTS


                                                                               CAPITAL AS OF THE MOST RECENT QUARTER
                                                     -------------------------------------------------------------------------------
                                                                  TANGIBLE    INTANGIBLE   REGULATORY    EQUITY +    TOTAL CAPITAL
                                                     EQUITY/       EQUITY/      ASSETS/     CORE CAP/   RESERVES/     RISK ADJUSTED
                                                      ASSETS    TANG ASSETS     EQUITY        ASSETS     ASSETS          ASSETS
   TICKER                  SHORT NAME                   (%)          (%)                       (%)         (%)             (%)
------------------------------------------------------------------------------------------------------------------------------------
                     COMPARABLE THRIFT DATA
ANDB        Andover Bancorp Inc.                        8.20         8.20         0.00         8.21         8.94             15.13
EBSI        Eagle Bancshares                            6.92         6.92         0.00         4.98         7.52              9.08
FAB         FIRSTFED AMERICA BANCORP INC.               8.86         8.86         0.00         7.46         9.71             16.22
FNGB        First Northern Capital Corp.               10.89        10.89         0.00         9.70        11.38             15.75
FWWB        First Washington Bancorp Inc.              12.56        10.62        17.34        10.84        13.28             17.37
KFBI        Klamath First Bancorp                      13.98        12.96         8.40        10.92        14.14             21.84
MDBK        Medford Bancorp Inc.                        8.94         8.52         5.11         8.54         9.55             15.62
MECH        MECH Financial Inc.                         9.71         9.71         0.00         9.61        11.07             16.65
WSTR        WesterFed Financial Corp.                  10.73         8.93        18.49         8.27        11.21             13.81
YFED        York Financial Corp.                        8.89         8.89         0.00         7.67         9.60             13.11

            Average                                     9.97         9.45         4.93         8.62        10.64             15.46
            Median                                      9.33         8.91         0.00         8.41        10.39             15.69
            Maximum                                    13.98        12.96        18.49        10.92        14.14             21.84
            Minimum                                     6.92         6.92         0.00         4.98         7.52              9.08

            COMMUNITY SAVINGS BANKSHARES, INC.         10.85         9.63         0.00         9.63        11.21             17.29

            VARIANCE TO THE COMPARABLE MEDIAN           1.53         0.72         0.00         1.23         0.82              1.61

                                                                        ASSET QUALITY AS OF THE MOST RECENT QUARTER
                                                       -----------------------------------------------------------------------------

                                                         NPAS       NPAS/         RESERVES/      RESERVES/   RETURN ON    RETURN ON
                                                        ASSET       EQUITY          LOANS        NPAS + 90   AVG ASSETS   AVG EQUITY
  Ticker               Stock Name                         (%)         (%)            (%)            (%)         (%)          (%)
------------------------------------------------------------------------------------------------------------------------------------
                     COMPARABLE THRIFT DATA
ANDB            Andover Bancorp Inc.                    0.49        205.01          0.38           4.62         1.00        195.38
EBSI            Eagle Bancshares                        1.23         63.73          1.20          17.37         0.78         49.97
FAB             FIRSTFED AMERICA BANCORP INC.           0.37        331.87          0.29           3.26         1.24        293.25
FNGB            First Northern Capital Corp.            0.11        506.35          0.12           1.11         0.54        400.84
FWWB            First Washington Bancorp Inc.           0.52        197.58          0.42           3.34         1.03        164.95
KFBI            Klamath First Bancorp                   0.07        351.18          0.05           0.33         0.26        351.18
MDBK            Medford Bancorp Inc.                    0.34        346.52          0.18           2.00         1.19        338.34
MECH            MECH Financial Inc.                     0.62        345.41          0.46           4.72         2.14        296.39
WSTR            WesterFed Financial Corp.               0.60        123.01          0.43           4.02         0.74         97.44
YFED            York Financial Corp.                    0.10        874.88          0.98          10.99         0.90         31.83
------------------------------------------------------------------------------------------------------------------------------------
                Average                                 0.45        334.55          0.45           5.18         0.98        221.96
                Median                                  0.43        338.64          0.40           3.68         0.95        244.32
                Maximum                                 1.23        874.88          1.20          17.37         2.14        400.84
                Minimum                                 0.07         63.73          0.05           0.33         0.26         31.83

                COMMUNITY SAVINGS BANKSHARES, INC.      0.26        202.56          0.27           2.50         0.52        133.22

                VARIANCE TO THE COMPARABLE MEDIAN      (0.17)      (136.08)        (0.13)         (1.18)       (0.43)      (111.09)


                                                     PROFITABILITY AS OF THE MOST RECENT QUARTER
                                                     -------------------------------------------
                                                              RETURN ON       RETURN ON
                                                             AVG ASSETS       AVG EQUITY
  Ticker               Stock Name                                (%)             (%)
-----------------------------------------------------------------------------------------------
                     COMPARABLE THRIFT DATA
ANDB            Andover Bancorp Inc.                            1.19            15.04
EBSI            Eagle Bancshares                                0.91            11.80
FAB             FIRSTFED AMERICA BANCORP INC.                   0.60             5.47
FNGB            First Northern Capital Corp.                    0.98             8.87
FWWB            First Washington Bancorp Inc.                   1.16             8.59
KFBI            Klamath First Bancorp                           0.92             6.11
MDBK            Medford Bancorp Inc.                            1.07            11.84
MECH            MECH Financial Inc.                             0.97             9.71
WSTR            WesterFed Financial Corp.                       0.72             6.73
YFED            York Financial Corp.                            0.84             9.61
-----------------------------------------------------------------------------------------------
                Average                                         0.94             9.38
                Median                                          0.95             9.24
                Maximum                                         1.19            15.04
                Minimum                                         0.60             5.47

                COMMUNITY SAVINGS BANKSHARES, INC.              0.67             6.10

                VARIANCE TO THE COMPARABLE MEDIAN              (0.28)           (3.14)

                                                                       Exhibit 5

                                               Selected Data on all Public Thrifts
                                                               Income Statement as of The Most Recent Quarter
                                            ---------------------------------------------------------------------------------------
                                            Net     Interest   Interest  Net Interest Noninterest Noninterest
                                          Interest  Income/    Expense/    Income/      Income/     Expense/    Efficiency Overhead
                                           Margin  Avg Assets Avg Assets Avg Assets   Avg Assets   Avg Assets      Ratio     Ratio
Ticker              Short Name              (%)        (%)        (%)        (%)          (%)          (%)          (%)       (%)
-----------------------------------------------------------------------------------------------------------------------------------
%CCMD   Chevy Chase Bank FSB                 3.53     6.62       3.76        2.86         5.32      8.10          95.27      86.48
AABC    Access Anytime Bancorp Inc.          3.13     6.88       3.87        3.01         0.61      3.41          93.97      92.75
ABBK    Abington Bancorp Inc.                3.23     7.05       3.99        3.06         0.83      2.73          68.55      60.05
ABCL    Alliance Bancorp                     2.88     7.11       4.34        2.77         1.14      2.43          62.77      47.49
ABCW    Anchor BanCorp Wisconsin             3.21     7.68       4.59        3.09         0.47      1.97          55.05      48.24
AFBC    Advance Financial Bancorp            3.98     7.74       3.95        3.79         0.35      2.81          67.84      64.86
AFED    AFSALA Bancorp Inc.                  3.46     6.96       3.67        3.29         0.23      2.34          66.33      63.96
AHCI    Ambanc Holding Co.                   3.14     7.08       4.03        3.05         0.23      2.41          72.77      70.74
ALBC    Albion Banc Corp.                    3.39     7.46       4.20        3.27         0.49      2.90          77.07      73.61
ALBK    ALBANK Financial Corp.               3.89     7.24       3.58        3.66         0.45      2.38          53.65      47.98
ALLB    Alliance Bank (MHC)                  3.49     7.21       3.84        3.37         0.23      2.38          66.52      64.27
AMFC    AMB Financial Corp.                  3.35     7.34       4.06        3.27         0.55      2.79          73.03      68.49
ANA     Acadiana Bancshares Inc.             3.50     7.53       4.10        3.42         0.37      2.18          61.51      57.35
ANDB    Andover Bancorp Inc.                 3.17     7.20       4.14        3.06         0.36      1.74          50.18      44.38
ANE     Alliance Bncp of New England         3.56     7.14       3.74        3.40         0.48      2.86          68.40      63.94
ASBI    Ameriana Bancorp                     3.24     7.35       4.25        3.09         0.61      2.35          63.32      56.09
ASBP    ASB Financial Corp.                  3.23     7.46       4.33        3.13         0.24      2.05          60.80      57.77
ASFC    Astoria Financial Corp.              2.69     6.89       4.33        2.56         0.19      1.39          44.14      39.89
ATSB    AmTrust Capital Corp.                2.82     7.04       4.35        2.69         0.55      2.87          88.31      85.91
AVND    Avondale Financial Corp.             3.71     8.00       4.59        3.40         0.95      3.71          86.47      82.70
BANC    BankAtlantic Bancorp Inc.            3.43     7.41       4.26        3.16         0.73      2.80          72.36      65.98
BCSB    BCSB Bankcorp Inc. (MHC)             3.50     7.15       3.75        3.41         0.23      2.39          65.10      62.74
BDJI    First Federal Bancorp.               3.30     7.27       4.15        3.13         0.57      2.46          65.75      59.52
BFD     BostonFed Bancorp Inc.               3.36     7.19       3.98        3.22         0.35      2.37          66.31      62.64
BFFC    Big Foot Financial Corp.             3.00     6.43       3.50        2.92         0.12      2.39          78.12      77.26
BFSB    Bedford Bancshares Inc.              3.92     7.69       3.91        3.78         0.51      2.22          51.74      45.21
BKC     American Bank of Connecticut         3.25     7.20       4.07        3.13         0.54      1.73          45.57      36.19
BKCT    Bancorp Connecticut Inc.             3.71     7.43       3.81        3.62         0.38      2.08          51.87      46.78
BKUNA   BankUnited Financial Corp.           1.44     6.78       5.38        1.40         0.10      1.09          70.79      68.77
BNKU    Bank United Corp.                    2.43     7.14       4.87        2.27         0.49      1.59          56.23      46.72
BPLS    Bank Plus Corp.                      2.01     6.85       4.91        1.94         0.52      1.95          74.64      67.88
BRBI    Blue River Bancshares Inc.             NA       NA         NA          NA           NA        NA             NA         NA
BRKL    Brookline Bancorp (MHC)              4.15     7.66       3.52        4.14         0.15      1.16          27.30      24.60
BTHL    Bethel Bancorp                       4.47     8.57       4.34        4.24         0.80      3.89          74.42      69.60
BVCC    Bay View Capital Corp.               2.96     7.56       4.77        2.80         0.36      2.10          61.61      56.69
BWFC    Bank West Financial Corp.            3.04     7.35       4.46        2.89         0.59      2.66          76.22      71.34
BYFC    Broadway Financial Corp.             4.33     7.44       3.31        4.13         0.48      3.98          84.86      83.09
BYS     Bay State Bancorp                    3.84     7.63       3.89        3.74         0.10      2.89          75.26      74.58
CAFI    Camco Financial Corp.                3.59     7.63       4.23        3.40         0.54      2.55          64.04      58.35
CASB    Cascade Financial Corp.              3.39     7.99       4.74        3.25         0.40      2.48          67.69      63.68
CASH    First Midwest Financial Inc.         3.23     7.73       4.60        3.12         0.38      2.03          52.42      46.61
CATB    Catskill Financial Corp.             3.97     7.18       3.31        3.88         0.15      1.91          47.94      45.94
CAVB    Cavalry Bancorp Inc.                   NA       NA         NA          NA           NA        NA             NA         NA
CBCI    Calumet Bancorp Inc.                 3.96     7.83       4.17        3.66         0.25      0.79          50.03      46.57
CBES    CBES Bancorp Inc.                    4.46     8.24       4.02        4.22         0.36      3.33          71.47      69.03
CBK     Citizens First Financial Corp.       3.38     7.53       4.29        3.24         0.33      2.67          73.93      71.25
CBSA    Coastal Bancorp Inc.                 2.07     6.96       4.95        2.01         0.22      1.47          61.86      57.65
CEBK    Central Co-operative Bank            3.31     7.09       3.88        3.22         0.20      2.34          66.02      63.90
CENB    Century Bancorp Inc.                 3.73     7.29       3.69        3.60         0.03      1.79          49.39      48.96
CFB     Commercial Federal Corp.             2.78     7.41       4.77        2.64         0.94      1.89          50.54      32.85
CFCP    Coastal Financial Corp.              3.73     7.78       4.23        3.55         0.71      2.51          59.51      51.38
CFFC    Community Financial Corp.            3.86     7.75       4.06        3.69         0.48      2.31          55.06      49.16
CFKY    Columbia Financial of Kentucky         NA       NA         NA          NA           NA        NA             NA         NA
CFNC    Carolina Fincorp Inc.                4.22     7.68       3.65        4.03         0.47      2.78          61.79      57.31
CFSB    CFSB Bancorp Inc.                    3.09     7.41       4.38        3.03         0.69      1.86          49.84      38.39
CFTP    Community Federal Bancorp            3.06     6.70       3.73        2.97         0.14      1.45          46.19      43.59
CIBI    Community Investors Bancorp          3.54     7.70       4.26        3.44         0.20      2.13          58.38      55.93
CITZ    CFS Bancorp Inc.                       NA       NA         NA          NA           NA        NA             NA         NA
CKFB    CKF Bancorp Inc.                     3.62     7.51       3.95        3.57         0.12      1.62          43.72      41.81


                                                Balance Sheet Growth as of the MRQ
                                                ----------------------------------
                                                   Asset       Loan     Deposit
                                                   Growth     Growth     Growth
                                                    Rate       Rate       Rate
Ticker              Short Name                       (%)        (%)        (%)
--------------------------------------------------------------------------------
%CCMD      Chevy Chase Bank FSB                       7.32     (25.74)     1.64
AABC       Access Anytime Bancorp Inc.               11.72      44.46      5.42
ABBK       Abington Bancorp Inc.                      8.97      14.10     11.34
ABCL       Alliance Bancorp                          47.28      29.55     29.10
ABCW       Anchor BanCorp Wisconsin                   6.84      11.04      7.91
AFBC       Advance Financial Bancorp                  9.20      12.83     10.59
AFED       AFSALA Bancorp Inc.                        5.10       8.25      6.88
AHCI       Ambanc Holding Co.                        16.58      19.79     (1.37)
ALBC       Albion Banc Corp.                          8.00      16.82      6.99
ALBK       ALBANK Financial Corp.                    14.68       9.68     17.37
ALLB       Alliance Bank (MHC)                       13.55       0.37     13.64
AMFC       AMB Financial Corp.                       18.22      23.20     15.60
ANA        Acadiana Bancshares Inc.                  11.67      12.96      6.55
ANDB       Andover Bancorp Inc.                      11.30      16.14      5.63
ANE        Alliance Bncp of New England               5.90      12.22      5.72
ASBI       Ameriana Bancorp                          (5.64)     (8.37)    (4.94)
ASBP       ASB Financial Corp.                        3.53       3.14      4.15
ASFC       Astoria Financial Corp.                   51.03      58.52     34.05
ATSB       AmTrust Capital Corp.                     (4.31)     (5.50)    (7.14)
AVND       Avondale Financial Corp.                 (14.35)    (44.22)    (5.07)
BANC       BankAtlantic Bancorp Inc.                 37.58      39.94      2.52
BCSB       BCSB Bankcorp Inc. (MHC)                  23.92         NA     (2.71)
BDJI       First Federal Bancorp.                     9.70       5.92      3.04
BFD        BostonFed Bancorp Inc.                     8.43      14.48     12.13
BFFC       Big Foot Financial Corp.                     NA         NA        NA
BFSB       Bedford Bancshares Inc.                   15.39       8.64      4.61
BKC        American Bank of Connecticut              13.15      11.32      6.48
BKCT       Bancorp Connecticut Inc.                  15.60       0.70      3.89
BKUNA      BankUnited Financial Corp.                98.33      92.74     83.23
BNKU       Bank United Corp.                         14.48      17.40     22.27
BPLS       Bank Plus Corp.                           21.29       1.98     13.08
BRBI       Blue River Bancshares Inc.                   NA         NA        NA
BRKL       Brookline Bancorp (MHC)                   22.38       7.27     (4.06)
BTHL       Bethel Bancorp                             4.55       0.81     (1.91)
BVCC       Bay View Capital Corp.                    84.75      90.40    109.97
BWFC       Bank West Financial Corp.                 16.57      11.73     16.64
BYFC       Broadway Financial Corp.                  12.60      13.68      9.11
BYS        Bay State Bancorp                         19.01       7.83      2.05
CAFI       Camco Financial Corp.                     20.09      19.80     15.57
CASB       Cascade Financial Corp.                    2.30      12.69      2.73
CASH       First Midwest Financial Inc.              12.39       0.35     12.26
CATB       Catskill Financial Corp.                   8.91       7.07      5.11
CAVB       Cavalry Bancorp Inc.                         NA         NA        NA
CBCI       Calumet Bancorp Inc.                      (0.93)      0.52     (1.42)
CBES       CBES Bancorp Inc.                         22.39      26.28     21.34
CBK        Citizens First Financial Corp.             3.50      (1.05)     2.38
CBSA       Coastal Bancorp Inc.                       0.55       5.83     (0.43)
CEBK       Central Co-operative Bank                 10.87      23.19      5.02
CENB       Century Bancorp Inc.                      (3.75)     12.19      4.77
CFB        Commercial Federal Corp.                   3.82       6.40     (1.66)
CFCP       Coastal Financial Corp.                   22.70       5.59     10.82
CFFC       Community Financial Corp.                  4.46       4.98     16.98
CFKY       Columbia Financial of Kentucky               NA         NA        NA
CFNC       Carolina Fincorp Inc.                      2.16       7.50     11.53
CFSB       CFSB Bancorp Inc.                          0.28       0.69      3.13
CFTP       Community Federal Bancorp                 25.93      11.80      7.65
CIBI       Community Investors Bancorp               11.08       9.38      4.17
CITZ       CFS Bancorp Inc.                             NA         NA        NA
CKFB       CKF Bancorp Inc.                           3.20       1.47      9.66

                                                                       Market Data as of The Most Recent Quarter
                                                      ----------------------------------------------------------------------------

                                                            MRQ          MRQ         MRQ        MRQ     MRQ Publicly  MRQ Tangible
                                                           Market       Price       Price      Price      Reported    Publicly Rep
                                                           Value      Per Share     High        Low      Book Value     Book Value
Ticker              Short Name                              ($)          ($)         ($)        ($)         ($)            ($)
----------------------------------------------------------------------------------------------------------------------------------
%CCMD      Chevy Chase Bank FSB                               NA          NA           NA          NA           NA           NA
AABC       Access Anytime Bancorp Inc.                      9.89       12          13           5.822        7.61          7.61
ABBK       Abington Bancorp Inc.                           51.66       18.75       22.250      12.750        9.850         8.98
ABCL       Alliance Bancorp                               205.82       23.88       29.250      20.000       15.800        15.67
ABCW       Anchor BanCorp Wisconsin                       346.71       19.53       23.250      12.063        7.350         7.24
AFBC       Advance Financial Bancorp                       14.43       18.25       20.875      14.875       14.480        14.48
AFED       AFSALA Bancorp Inc.                             18.30       19.00       20.750      14.875       16.230        16.23
AHCI       Ambanc Holding Co.                              53.37       17.75       20.000      14.125       14.220        14.22
ALBC       Albion Banc Corp.                                5.83        8.50       14.167       7.333        8.370         8.37
ALBK       ALBANK Financial Corp.                         629.22       70.56       70.563      37.125       28.700        22.72
ALLB       Alliance Bank (MHC)                             45.42       28.88       39.000      15.125        9.060         9.06
AMFC       AMB Financial Corp.                             13.05       17.50       19.375      14.000       15.420        15.42
ANA        Acadiana Bancshares Inc.                        40.45       22.50       25.625      19.750       17.520        17.52
ANDB       Andover Bancorp Inc.                           183.89       34.25       37.750      23.700       17.610        17.61
ANE        Alliance Bncp of New England                    22.06       15.75       16.083       8.781        7.900         7.73
ASBI       Ameriana Bancorp                                58.96       18.63       22.000      16.250       14.030        13.78
ASBP       ASB Financial Corp.                             18.62       13.38       16.750      11.750        8.760         8.76
ASFC       Astoria Financial Corp.                        944.07       53.50       62.500      45.375       33.640        24.10
ATSB       AmTrust Capital Corp.                            7.91       13.88       14.500      10.000       14.660        14.51
AVND       Avondale Financial Corp.                        29.99       17.38       18.875      13.625       14.210        14.21
BANC       BankAtlantic Bancorp Inc.                      204.37       12.88       17.000      12.250        6.960         5.38
BCSB       BCSB Bankcorp Inc. (MHC)                        61.17          NA           NA          NA           NA           NA
BDJI       First Federal Bancorp.                          13.73       18.50       22.000      13.167       12.700        12.70
BFD        BostonFed Bancorp Inc.                          89.23       23.38       24.875      18.000       16.180        15.62
BFFC       Big Foot Financial Corp.                        36.31       18.00       23.938      16.000       15.160        15.16
BFSB       Bedford Bancshares Inc.                         25.56       15.50       17.375      11.500        9.020         9.02
BKC        American Bank of Connecticut                    87.88       27.25       32.563      17.875       12.650        12.27
BKCT       Bancorp Connecticut Inc.                        84.39       19.25       25.000      12.250        9.580         9.58
BKUNA      BankUnited Financial Corp.                     161.19       16.50       18.500       9.625       10.290         8.60
BNKU       Bank United Corp.                            1,019.01       47.88       56.000      35.875       21.190        19.25
BPLS       Bank Plus Corp.                                 84.83       12.25       16.125      10.750        9.550         8.76
BRBI       Blue River Bancshares Inc.                      13.13          NA           NA          NA           NA           NA
BRKL       Brookline Bancorp (MHC)                        322.78       14.88       17.984      14.875        9.470         9.47
BTHL       Bethel Bancorp                                  15.15       13.25       13.250      10.750       13.710        11.51
BVCC       Bay View Capital Corp.                         311.80       31.75       38.000      24.875       19.430        12.60
BWFC       Bank West Financial Corp.                       23.61       14.13       17.500       9.000        8.870         8.87
BYFC       Broadway Financial Corp.                         8.16       10.13       12.731       9.722       14.020        14.02
BYS        Bay State Bancorp                               55.78       27.00       32.625      26.625       27.240        27.24
CAFI       Camco Financial Corp.                           87.58       19.17       20.667      11.587       10.610         9.98
CASB       Cascade Financial Corp.                         50.56       14.50       16.000       9.600        7.370         7.37
CASH       First Midwest Financial Inc.                    46.90       23.50       24.875      16.250       16.400        14.65
CATB       Catskill Financial Corp.                        57.67       16.88       19.125      15.250       15.720        15.72
CAVB       Cavalry Bancorp Inc.                           139.46       21.75           NA          NA       13.370        13.37
CBCI       Calumet Bancorp Inc.                            94.36       33.25       39.000      24.833       27.740        27.74
CBES       CBES Bancorp Inc.                               16.68       20.50       26.000      17.125       17.940        17.94
CBK        Citizens First Financial Corp.                  38.54       18.38       22.375      15.375       15.530        15.53
CBSA       Coastal Bancorp Inc.                           117.27       24.50       26.667      18.750       15.000        13.07
CEBK       Central Co-operative Bank                       36.35       26.50       33.500      18.250       18.940        17.25
CENB       Century Bancorp Inc.                            17.16       17.00       39.000      15.250       14.740        14.74
CFB        Commercial Federal Corp.                     1,245.56       31.63       38.188      25.083       15.290        13.55
CFCP       Coastal Financial Corp.                        106.35       19.38       20.813      14.719        5.820         5.82
CFFC       Community Financial Corp.                       32.13       15.00       16.375      10.750       10.050        10.01
CFKY       Columbia Financial of Kentucky                  34.73       14.38           NA          NA       14.020        14.02
CFNC       Carolina Fincorp Inc.                           16.67       10.50       18.875       9.625        8.080         8.08
CFSB       CFSB Bancorp Inc.                              174.57       28.75       28.750      14.091        8.080         8.08
CFTP       Community Federal Bancorp                       62.68       17.25       21.000      16.375       14.850        14.85
CIBI       Community Investors Bancorp                     15.03       14.88       15.250       8.500        8.170         8.17
CITZ       CFS Bancorp Inc.                               216.96          NA           NA          NA           NA           NA
CKFB       CKF Bancorp Inc.                                13.92       19.06       21.250      17.750       17.290        17.29

                                                                       Exhibit 5

                                               Selected Data on all Public Thrifts
                                                               Income Statement as of The Most Recent Quarter
                                            ---------------------------------------------------------------------------------------
                                            Net     Interest   Interest  Net Interest Noninterest Noninterest
                                          Interest  Income/    Expense/    Income/      Income/     Expense/    Efficiency Overhead
                                           Margin  Avg Assets Avg Assets Avg Assets   Avg Assets   Avg Assets      Ratio     Ratio
Ticker              Short Name              (%)        (%)        (%)        (%)          (%)          (%)          (%)       (%)
-----------------------------------------------------------------------------------------------------------------------------------

CLAS    Classic Bancshares Inc.              3.78     7.20       3.66       3.54         0.38        3.08          75.45      72.79
CMRN    Cameron Financial Corp               3.79     7.93       4.32       3.61         0.12        1.96          52.41      50.89
CMSB    Commonwealth Bancorp Inc.            3.24     6.85       3.83       3.02         0.71        3.03          74.35      68.35
CMSV    Community Savings Bnkshrs(MHC)       3.47     7.21       3.95       3.26         0.49        2.70          72.06      67.90
CNIT    CENIT Bancorp Inc.                   3.27     7.22       4.14       3.07         0.87        2.55          62.84      52.38
CNSB    CNS Bancorp Inc.                     3.61     7.18       3.73       3.44         0.19        2.46          68.06      66.27
CNY     Carver Bancorp Inc.                  3.40     6.78       3.58       3.21         0.57        2.93          76.13      71.86
COFI    Charter One Financial                2.94     7.36       4.53       2.83         0.75        1.64          44.85      30.16
CONE    Conestoga Bancorp, Inc.              3.13     6.65       3.75       2.89         0.17        1.93          63.13      60.99
COOP    Cooperative Bankshares Inc.          3.02     7.43       4.51       2.92         0.18        2.07          65.82      63.74
CRSB    Crusader Holding Corp.               3.70     8.71       5.09       3.62         2.70        2.89          45.26       4.47
CRZY    Crazy Woman Creek Bancorp            3.36     7.28       3.98       3.30         0.15        1.61          46.79      44.36
CSBF    CSB Financial Group Inc.             3.61     6.92       3.43       3.49         0.24        2.72          69.42      67.34
CVAL    Chester Valley Bancorp Inc.          3.80     7.57       3.94       3.63         1.21        3.36          69.40      59.18
DCBI    Delphos Citizens Bancorp Inc.        3.88     7.44       3.60       3.84         0.37        1.80          42.75      37.27
DCOM    Dime Community Bancshares Inc.       3.56     7.30       3.90       3.40         0.27        1.90          47.07      42.87
DME     Dime Bancorp Inc.                    2.57     6.80       4.39       2.41         0.72        2.22          69.31      60.13
DNFC    D & N Financial Corp.                3.01     7.65       4.71       2.94         0.39        2.16          64.55      59.83
DSL     Downey Financial Corp.               2.92     7.46       4.66       2.79         0.34        1.56          55.87      50.51
EBI     Equality Bancorp Inc.                2.35     6.59       4.34       2.25         0.63        2.74          96.50      95.52
EBSI    Eagle Bancshares                     3.68     8.05       4.66       3.39         1.64        3.49          75.58      63.76
EFBC    Empire Federal Bancorp Inc.          4.39     7.10       2.81       4.29         0.79        2.68          52.81      44.09
EFBI    Enterprise Federal Bancorp           2.53     7.43       4.94       2.49         0.05        1.48          57.21      56.33
EFC     EFC Bancorp Inc.                     3.44     7.12       3.73       3.38         0.21        2.23          62.10      59.72
EGLB    Eagle BancGroup Inc.                 2.47     7.07       4.69       2.38         0.19        2.24          87.37      86.35
EMLD    Emerald Financial Corp.              2.87     7.47       4.69       2.78         0.41        1.57          48.73      41.09
EQSB    Equitable Federal Savings Bank       2.38     7.21       4.89       2.32         0.45        1.66          59.75      51.93
ESBF    ESB Financial Corp.                  1.99     6.85       4.90       1.94         0.15        1.18          53.29      49.73
ESBK    Elmira Savings Bank (The)            3.76     7.55       4.00       3.55         0.49        3.10          74.77      71.28
ESX     Essex Bancorp Inc.                   3.02     7.69       4.85       2.84         1.20        4.27          96.18      94.57
ETFS    East Texas Financial Services        2.88     6.88       4.07       2.81         0.18        2.28          76.15      74.59
FAB     FIRSTFED AMERICA BANCORP INC.        2.81     6.96       4.29       2.67         0.40        2.08          67.44      62.53
FBBC    First Bell Bancorp Inc.              2.52     7.06       4.58       2.48         0.08        0.78          30.47      28.35
FBCI    Fidelity Bancorp Inc.                  NA       NA         NA         NA           NA          NA             NA         NA
FBCV    1ST Bancorp                          2.58     7.44       4.97       2.47         0.47        2.01          65.46      58.91
FBER    1st Bergen Bancorp                   3.20     7.08       3.99       3.09         0.12        2.04          62.65      61.19
FBHC    Fort Bend Holding Corp.              3.32     6.99       3.92       3.07         1.99        4.35          85.58      76.22
FBNW    FirstBank Corp.                      4.47     8.10       3.93       4.17         0.82        3.80          75.61      70.84
FBSI    First Bancshares Inc.                3.58     7.50       4.11       3.39         0.36        2.11          57.62      53.17
FCB     Falmouth Bancorp Inc.                4.20     7.09       3.05       4.04         0.18        2.88          68.19      66.80
FCBF    FCB Financial Corp.                  3.38     7.54       4.21       3.32         0.41        1.83          48.89      42.54
FCBH    Virginia Beach Fed. Financial          NA       NA         NA         NA           NA          NA             NA         NA
FCBK    First Coastal Bankshares             3.23     7.89       4.78       3.12         0.47        2.79          76.54      72.97
FCME    First Coastal Corp.                  4.47     8.01       3.85       4.16         0.42        3.46          75.47      72.98
FDEF    First Defiance Financial             4.16     7.84       3.88       3.96         0.27        2.55          59.12      56.38
FDTR    Federal Trust Corp.                    NA       NA         NA         NA           NA          NA             NA         NA
FED     FirstFed Financial Corp.             2.53     7.34       4.90       2.45         0.21        1.13          41.50      36.50
FESX    First Essex Bancorp Inc.             3.23     7.54       4.45       3.09         0.26        1.96          55.78      52.14
FFBH    First Federal Bancshares of AR       3.17     7.59       4.48       3.11         0.28        1.85          54.00      49.81
FFBI    First Financial Bancorp Inc.         3.08     7.18       4.25       2.93         0.55        2.97          85.19      82.41
FFBS    FFBS BanCorp Inc.                    3.70     7.48       3.84       3.64         0.50        1.92          46.26      38.94
FFBZ    First Federal Bancorp Inc.           3.65     7.66       4.36       3.31         0.46        2.42          60.55      55.10
FFCH    First Financial Holdings Inc.        3.09     7.49       4.51       2.98         0.70        2.22          59.72      50.28
FFDB    FirstFed Bancorp Inc.                3.61     7.55       4.07       3.48         0.49        2.29          63.00      57.84
FFDF    FFD Financial Corp.                  3.29     6.96       3.72       3.24         0.09        2.20          66.15      65.20
FFED    Fidelity Federal Bancorp             2.79     7.90       5.32       2.57         1.27        3.19          83.06      74.72
FFES    First Federal of East Hartford       2.33     6.72       4.46       2.26         0.17        1.36          56.18      52.90
FFFD    North Central Bancshares Inc.        3.65     7.25       3.76       3.49         1.07        2.14          45.43      28.71
FFFL    Fidelity Bankshares Inc. (MHC)       2.88     7.14       4.42       2.72         0.41        2.21          70.01      65.52

                                                Balance Sheet Growth as of the MRQ
                                                ----------------------------------
                                                   Asset       Loan      Deposit
                                                   Growth     Growth     Growth
                                                    Rate       Rate       Rate
Ticker              Short Name                       (%)        (%)        (%)
----------------------------------------------------------------------------------
CLAS       Classic Bancshares Inc.                    5.71       7.19      9.38
CMRN       Cameron Financial Corp                     6.09       3.07      7
CMSB       Commonwealth Bancorp Inc.                  3.46      16.20      3.96
CMSV       Community Savings Bnkshrs(MHC)             9.39      28.52      6.26
CNIT       CENIT Bancorp Inc.                        (8.13)      7.14     (2.23)
CNSB       CNS Bancorp Inc.                          (0.37)     (0.31)    (1.00)
CNY        Carver Bancorp Inc.                        3.29      13.24      3.79
COFI       Charter One Financial                      6.26      18.21      7.98
CONE       Conestoga Bancorp, Inc.                   11.04      (0.08)    13.23
COOP       Cooperative Bankshares Inc.                8.12       8.14      5.54
CRSB       Crusader Holding Corp.                    72.54      83.62     23.90
CRZY       Crazy Woman Creek Bancorp                 13.27       6.82      7.06
CSBF       CSB Financial Group Inc.                  (3.33)     (0.86)    (1.18)
CVAL       Chester Valley Bancorp Inc.               16.48       6.79     14.36
DCBI       Delphos Citizens Bancorp Inc.              5.99      19.79      4.51
DCOM       Dime Community Bancshares Inc.            23.49      26.58      7.78
DME        Dime Bancorp Inc.                          4.12      34.76      5.23
DNFC       D & N Financial Corp.                     17.97       8.67      5.86
DSL        Downey Financial Corp.                    (0.91)     (1.82)    11.67
EBI        Equality Bancorp Inc.                     35.44      (4.20)    (2.75)
EBSI       Eagle Bancshares                          32.03      41.62     37.80
EFBC       Empire Federal Bancorp Inc.               (1.50)     12.59      0.49
EFBI       Enterprise Federal Bancorp                53.97      38.20     38.86
EFC        EFC Bancorp Inc.                          23.36      16.13      1.15
EGLB       Eagle BancGroup Inc.                      (0.13)     (3.35)     0.48
EMLD       Emerald Financial Corp.                    2.37       7.49      1.82
EQSB       Equitable Federal Savings Bank            13.74       5.06      7.03
ESBF       ESB Financial Corp.                       17.04       9.09      4.47
ESBK       Elmira Savings Bank (The)                  1.71       5.75      2.32
ESX        Essex Bancorp Inc.                        12.79      17.45     13.57
ETFS       East Texas Financial Services              8.78      12.95     (1.82)
FAB        FIRSTFED AMERICA BANCORP INC.             28.88       2.04     (4.34)
FBBC       First Bell Bancorp Inc.                    5.92       0.45     (7.05)
FBCI       Fidelity Bancorp Inc.                        NA         NA        NA
FBCV       1ST Bancorp                               (3.82)      7.64     -18.4
FBER       1st Bergen Bancorp                         5.62       8.05      4.61
FBHC       Fort Bend Holding Corp.                   (0.10)     11.36     (0.36)
FBNW       FirstBank Corp.                           26.14      24.90      6.94
FBSI       First Bancshares Inc.                      5.00       9.17     19.86
FCB        Falmouth Bancorp Inc.                     17.68      55.34     13.56
FCBF       FCB Financial Corp.                       (2.03)     (7.79)     0.99
FCBH       Virginia Beach Fed. Financial                NA         NA        NA
FCBK       First Coastal Bankshares                  (2.28)     (2.96)     5.84
FCME       First Coastal Corp.                       12.69       2.49     18.36
FDEF       First Defiance Financial                   5.41       8.41      5.50
FDTR       Federal Trust Corp.                          NA         NA        NA
FED        FirstFed Financial Corp.                  (4.36)     (3.44)     9.11
FESX       First Essex Bancorp Inc.                   5.57       7.41     27.59
FFBH       First Federal Bancshares of AR             8.02       6.34      4.14
FFBI       First Financial Bancorp Inc.             (12.52)    (25.95)     2.60
FFBS       FFBS BanCorp Inc.                          7.34      11.76      6.52
FFBZ       First Federal Bancorp Inc.                 3.04       2.76      8.35
FFCH       First Financial Holdings Inc.             12.42      11.79      7.90
FFDB       FirstFed Bancorp Inc.                      1.91      (5.37)     3.33
FFDF       FFD Financial Corp.                        3.37      27.77      8.52
FFED       Fidelity Federal Bancorp                 (17.90)    (22.07)   (18.07)
FFES       First Federal of East Hartford            (0.32)     14.96      1.56
FFFD       North Central Bancshares Inc.             55.55      45.66     80.83
FFFL       Fidelity Bankshares Inc. (MHC)            46.94      24.30     29.94


                                                                       Market Data as of The Most Recent Quarter
                                                      -----------------------------------------------------------------------------

                                                            MRQ          MRQ         MRQ         MRQ     MRQ Publicly  MRQ Tangible
                                                           Market       Price       Price       Price      Reported    Publicly Rep
                                                           Value      Per Share     High         Low      Book Value    Book Value
Ticker              Short Name                              ($)          ($)         ($)         ($)         ($)            ($)
-----------------------------------------------------------------------------------------------------------------------------------
CLAS       Classic Bancshares Inc.                           18.84       16.00       21.500      13.875       15.790        13.58
CMRN       Cameron Financial Corp                            40.46       19.81       22.188      17.125       18.02         18.02
CMSB       Commonwealth Bancorp Inc.                        213.84       22.94       24.250      15.750       12.910        10.17
CMSV       Community Savings Bnkshrs(MHC)                    96.90       33.00       40.750      22.000       16.660        16.66
CNIT       CENIT Bancorp Inc.                                89.70       23.00       28.583      16.167       10.840        10.04
CNSB       CNS Bancorp Inc.                                  20.14       17.50       21.500      16.000       14.760        14.76
CNY        Carver Bancorp Inc.                               21.41       13.25       17.125      11.625       15.510        14.99
COFI       Charter One Financial                          2,843.93       32.08       34.643      23.583       11.040        10.39
CONE       Conestoga Bancorp, Inc.                              NA       20.63       20.780      14.375       17.580        17.58
COOP       Cooperative Bankshares Inc.                       40.22       17.50       25.000      10.625       10.000        10.00
CRSB       Crusader Holding Corp.                            45.99       15.83       17.857      14.048        6.060         5.74
CRZY       Crazy Woman Creek Bancorp                         11.47       16.88       20.000      13.250       15.350        15.35
CSBF       CSB Financial Group Inc.                           8.00       13.00       14.000      11.750       13.340        12.59
CVAL       Chester Valley Bancorp Inc.                       60.54       30.24       35.238      18.368       13.030        13.03
DCBI       Delphos Citizens Bancorp Inc.                     29.57       19.44       24.250      14.750       14.840        14.84
DCOM       Dime Community Bancshares Inc.                   234.40       27.75       29.313      18.563       15.300        13.33
DME        Dime Bancorp Inc.                              2,553.22       29.94       32.063      17.000       11.720         9.64
DNFC       D & N Financial Corp.                            165.97       26.81       29.750      16.932       11.550        11.46
DSL        Downey Financial Corp.                           600.74       32.69       34.500      20.476       16.330        16.16
EBI        Equality Bancorp Inc.                             32.44       14.25       16.000      12.500       10.400        10.40
EBSI       Eagle Bancshares                                 104.58       24.00       27.250      16.125       13.360        13.36
EFBC       Empire Federal Bancorp Inc.                       32.25       15.00       18.250      14.375       15.620        15.62
EFBI       Enterprise Federal Bancorp                        84.02       27.38       35.000      18.000       16.570        16.22
EFC        EFC Bancorp Inc.                                  75.85       13.81       14.938      13.063       12.560        12.56
EGLB       Eagle BancGroup Inc.                              16.21       19.13       21.125      15.500       17.820        17.82
EMLD       Emerald Financial Corp.                          104.67       12.88       16.000       6.688        5.110         5.05
EQSB       Equitable Federal Savings Bank                    29.17       30.50       34.000      18.625       14.670        14.67
ESBF       ESB Financial Corp.                               86.56       18.31       20.000      13.016       11.840        10.57
ESBK       Elmira Savings Bank (The)                         16.71       29.63       32.250      18.571       20.350        20.35
ESX        Essex Bancorp Inc.                                 2.25        3.13        7.938       1.000       (4.040)        6.96
ETFS       East Texas Financial Services                     19.40       15.00       16.250      12.000       13.760        13.76
FAB        FIRSTFED AMERICA BANCORP INC.                    102.16       19.38       23.250      17.625       15.760        15.76
FBBC       First Bell Bancorp Inc.                           97.47       19.13       21.625      15.625       11.780        11.78
FBCI       Fidelity Bancorp Inc.                             53.84       22.63           NA          NA       18.770        18.74
FBCV       1ST Bancorp                                       46.04       42.50       45.000      18.412       21.850        21.43
FBER       1st Bergen Bancorp                                49.12       18.50       20.750      15.250       13.490        13.49
FBHC       Fort Bend Holding Corp.                           35.43       23.00       28.000      14.625       12.520        11.84
FBNW       FirstBank Corp.                                   30.15       22.25       23.500      15.500       16.530        16.53
FBSI       First Bancshares Inc.                             27.95       13.25       17.500      10.000       11.010        10.56
FCB        Falmouth Bancorp Inc.                             22.91       19.75       23.875      16.375       16.240        16.24
FCBF       FCB Financial Corp.                               92.57       30.50       34.000      25.500       19.540        19.54
FCBH       Virginia Beach Fed. Financial                     89.37       20.25           NA          NA           NA           NA
FCBK       First Coastal Bankshares                             NA       18.75       20.875      13.250        9.080         9.08
FCME       First Coastal Corp.                               13.44       12.75       15.750       9.250       11.300        11.30
FDEF       First Defiance Financial                          96.87       14.13       16.250      13.500       12.660        12.66
FDTR       Federal Trust Corp.                               13.59        4.56           NA          NA        2.600         2.60
FED        FirstFed Financial Corp.                         326.18       26.00       26.407      15.375       11.330        11.26
FESX       First Essex Bancorp Inc.                         112.97       22.38       26.125      16.500       12.410         9.01
FFBH       First Federal Bancshares of AR                    84.30       26.38       30.250      20.375       17.460        17.46
FFBI       First Financial Bancorp Inc.                      10.49       21.00       21.000      15.500       18.370        18.37
FFBS       FFBS BanCorp Inc.                                 34.98       21.25       26          21           15.07         15.07
FFBZ       First Federal Bancorp Inc.                        31.51       13.63       13.625       8.500        5.230         5.23
FFCH       First Financial Holdings Inc.                    229.25       23.75       27.000      15.000        8.920         8.92
FFDB       FirstFed Bancorp Inc.                             26.78       12.00       12.750       8.265        7.310         6.75
FFDF       FFD Financial Corp.                               23.13       19.25       24.000      14.125       10.950        10.95
FFED       Fidelity Federal Bancorp                          16.42        6.50       10.500       6.250        2.400         2.40
FFES       First Federal of East Hartford                    66.96       35.00       42.250      29.000       25.730        25.73
FFFD       North Central Bancshares Inc.                     51.59       21.19       24.875      15.750       15.730        13.63
FFFL       Fidelity Bankshares Inc. (MHC)                   154.76       28.63       35.375      19.750       13.280        12.90

                                                                       Exhibit 5

                                               Selected Data on all Public Thrifts
                                                               Income Statement as of The Most Recent Quarter
                                            ---------------------------------------------------------------------------------------
                                            Net     Interest   Interest  Net Interest Noninterest Noninterest
                                          Interest  Income/    Expense/    Income/      Income/     Expense/    Efficiency Overhead
                                           Margin  Avg Assets Avg Assets Avg Assets   Avg Assets   Avg Assets      Ratio     Ratio
Ticker              Short Name              (%)        (%)        (%)        (%)          (%)          (%)          (%)       (%)
-----------------------------------------------------------------------------------------------------------------------------------
FFHH    FSF Financial Corp.                  2.92     7.38       4.54       2.85         0.43        1.95          59.56      53.52
FFHS    First Franklin Corp.                 2.71     7.25       4.61       2.63         0.21        1.78          62.10      59.09
FFIC    Flushing Financial Corp.             3.55     7.57       4.16       3.41         0.29        2.07          54.87      51.02
FFKY    First Federal Financial Corp.        4.02     7.85       4.05       3.81         0.63        2.04          44.55      35.44
FFLC    FFLC Bancorp Inc.                    3.61     7.65       4.17       3.48         0.26        2.02          53.84      50.35
FFOH    Fidelity Financial of Ohio           2.98     7.23       4.36       2.87         0.21        1.72          52.63      49.12
FFPB    First Palm Beach Bancorp Inc.        2.49     7.15       4.76       2.39         0.42        2.11          75.17      70.76
FFSL    First Independence Corp.             2.97     7.49       4.61       2.88         0.15        1.79          60.02      57.97
FFSX    First Fed SB of Siouxland(MHC)       3.07     7.34       4.44       2.90         0.59        2.35          66.72      60.01
FFWC    FFW Corp.                            3.20     7.60       4.47       3.12         0.47        1.98          52.48      45.40
FFWD    Wood Bancorp Inc.                    4.45     8.20       3.93       4.27         0.27        2.58          56.86      54.14
FFYF    FFY Financial Corp.                  3.69     7.67       4.09       3.59         0.24        1.88          48.96      45.52
FGHC    First Georgia Holding Inc.           4.28     8.52       4.48       4.03         1.00        3.24          63.82      54.89
FIBC    Financial Bancorp Inc.               3.54     7.16       3.80       3.36         0.27        1.86          51.22      47.23
FISB    First Indiana Corp.                  4.10     8.23       4.30       3.92         0.73        2.60          56.22      48.13
FKAN    First Kansas Financial Corp.         2.76     6.82       4.12       2.70         0.80        2.40          67.99      58.56
FKFS    First Keystone Financial             3.28     7.28       4.10       3.18         0.27        2.38          68.76      66.08
FKKY    Frankfort First Bancorp Inc.         3.11     7.28       4.25       3.04         0.04        1.29          41.98      41.12
FLAG    FLAG Financial Corp.                 4.59     8.63       4.36       4.27         1.36        4.45          78.56      71.73
FLFC    First Liberty Financial Corp.        3.96     7.90       4.28       3.61         0.95        2.80          59.01      48.23
FLGS    Flagstar Bancorp Inc.                2.23     6.97       4.91       2.06         3.93        3.10          47.11     (53.96)
FLKY    First Lancaster Bancshares           4.14     7.47       3.63       3.84         0.00        2.16          57.06      57.06
FMBD    First Mutual Bancorp Inc.            3.20     7.10       4.15       2.95         0.42        2.80          77.39      74.16
FMCO    FMS Financial Corp.                  3.54     7.14       3.76       3.38         0.39        2.37          59.94      55.29
FMSB    First Mutual Savings Bank            3.77     8.38       4.73       3.66         0.34        2.45          61.31      57.68
FNGB    First Northern Capital Corp.         3.19     7.27       4.20       3.07         0.46        2.04          57.92      51.58
FPRY    First Financial Bancorp              3.13     7.64       4.68       2.95         0.50        2.71          77.74      74.01
FSBI    Fidelity Bancorp Inc.                2.78     7.11       4.39       2.71         0.25        1.82          61.27      57.68
FSFF    First SecurityFed Financial          4.27     7.63       3.43       4.19         0.21        1.69          37.91      34.81
FSLA    First Source Bancorp Inc.            3.29     6.99       3.81       3.17         0.23        1.64          45.71      41.73
FSNJ    Bayonne Bancshares Inc.              2.71     6.63       3.98       2.65         0.21        1.64          57.29      53.97
FSPT    FirstSpartan Financial Corp.         4.21     7.50       3.44       4.06         0.41        1.97          44.07      38.48
FSSB    First FS&LA of San Bernardino        3.56     7.66       4.34       3.32         0.91        4.38          98.33      97.87
FSTC    First Citizens Corp.                 4.58     8.23       3.87       4.36         0.70        3.12          59.87      53.47
FTF     Texarkana First Financial Corp       3.78     7.92       4.23       3.68         0.45        1.57          38.03      30.38
FTFC    First Federal Capital Corp.          3.11     7.44       4.50       2.94         1.01        2.74          67.67      56.55
FTNB    Fulton Bancorp Inc.                  3.82     7.58       3.89       3.69         0.42        2.74          65.47      61.55
FTSB    Fort Thomas Financial Corp.          4.10     8.47       4.46       4.01         0.33        2.31          53.59      49.79
FWWB    First Washington Bancorp Inc.        3.70     7.83       4.30       3.53         0.31        1.99          49.10      44.63
GAF     GA Financial Inc.                    3.29     7.07       3.88       3.18         0.32        1.98          56.05      51.68
GBNK    Gaston Federal Bancorp (MHC)           NA       NA         NA         NA           NA          NA             NA         NA
GDW     Golden West Financial                2.45     7.51       5.14       2.38         0.22        0.86          33.19      27.08
GFCO    Glenway Financial Corp.              3.26     7.56       4.43       3.13         0.30        1.92          54.49      50.12
GFED    Guaranty Federal Bcshs Inc.          3.90     7.55       3.84       3.71         0.38        2.11          51.73      46.75
GLMR    Gilmer Financial Svcs, Inc.          2.78     7.50       4.74       2.76         0.51        2.41          73.93      69.11
GOSB    GSB Financial Corp.                  4.09     6.58       2.67       3.92         0.19        2.88          70.07      68.63
GPT     GreenPoint Financial Corp.           3.87     7.50       3.89       3.60         0.37        2.01          42.57      36.72
GSB     Golden State Bancorp Inc.            2.82     6.98       4.33       2.65         0.60        1.80          54.40      44.06
GSFC    Green Street Financial Corp.         4.33     7.45       3.16       4.29         0.07        1.8           41.3       40.35
GSLA    GS Financial Corp.                   4.55     7.02       2.62       4.40         0.01        2.71          61.36      61.26
GTPS    Great American Bancorp               4.33     7.44       3.38       4.06         0.73        3.43          71.90      66.87
GUPB    GFSB Bancorp Inc.                    3.25     8.00       4.85       3.15         0.09        1.81          56.02      54.74
HALL    Hallmark Capital Corp.               2.63     7.72       5.17       2.55         0.22        1.64          59.23      55.71
HARB    Harbor Florida Bancshares Inc.       3.98     7.76       3.91       3.86         0.36        1.97          46.32      41.26


                                                Balance Sheet Growth as of the MRQ
                                                ----------------------------------
                                                   Asset       Loan     Deposit
                                                   Growth     Growth     Growth
                                                    Rate       Rate       Rate
Ticker              Short Name                       (%)        (%)        (%)
----------------------------------------------------------------------------------
FFHH       FSF Financial Corp.                       9.48      14.80      6.80
FFHS       First Franklin Corp.                      4.73      (1.07)     3.03
FFIC       Flushing Financial Corp.                 26.96      40.16     13.23
FFKY       First Federal Financial Corp.             8.55       8.39      9.01
FFLC       FFLC Bancorp Inc.                         6.55      25.93      7.99
FFOH       Fidelity Financial of Ohio                1.37      (2.04)    (2.81)
FFPB       First Palm Beach Bancorp Inc.             5.86      (5.50)     5.87
FFSL       First Independence Corp.                 11.26      24.72      9.49
FFSX       First Fed SB of Siouxland(MHC)           17.72      18.76     20.11
FFWC       FFW Corp.                                12.92      22.35      7.87
FFWD       Wood Bancorp Inc.                         1.36       3.32      7.91
FFYF       FFY Financial Corp.                       8.76       4.64     (1.38)
FGHC       First Georgia Holding Inc.               15.62      17.42     20.43
FIBC       Financial Bancorp Inc.                   20.71      25.16      9.38
FISB       First Indiana Corp.                      15.13      15.44     11.56
FKAN       First Kansas Financial Corp.              4.97      (1.17)    (1.12)
FKFS       First Keystone Financial                 21.87       7.81      5.69
FKKY       Frankfort First Bancorp Inc.              1.85       4.50     (4.73)
FLAG       FLAG Financial Corp.                     99.56     104.03     88.06
FLFC       First Liberty Financial Corp.            17.29      15.69     13.21
FLGS       Flagstar Bancorp Inc.                    61.20      58.37     52.03
FLKY       First Lancaster Bancshares               25.55      24.43     14.86
FMBD       First Mutual Bancorp Inc.                (9.14)     (1.01)    (4.69)
FMCO       FMS Financial Corp.                      21.40      (2.01)     9.29
FMSB       First Mutual Savings Bank                 8.99      14.12     15.85
FNGB       First Northern Capital Corp.              8.26       7.44      6.26
FPRY       First Financial Bancorp                  10.78      25.03     10.52
FSBI       Fidelity Bancorp Inc.                     9.05      17.42      9.26
FSFF       First SecurityFed Financial                 NA         NA        NA
FSLA       First Source Bancorp Inc.                18.22      17.98     (0.93)
FSNJ       Bayonne Bancshares Inc.                  16.28      35.97     (4.76)
FSPT       FirstSpartan Financial Corp.            (22.24)     16.33      4.71
FSSB       First FS&LA of San Bernardino             0.37      11.00      1.86
FSTC       First Citizens Corp.                     12.05       7.12     17.16
FTF        Texarkana First Financial Corp           10.62       4.02      8.08
FTFC       First Federal Capital Corp.               0.79     (15.84)    18.49
FTNB       Fulton Bancorp Inc.                       9.49       4.02      2.93
FTSB       Fort Thomas Financial Corp.               4.55       6.36      6.85
FWWB       First Washington Bancorp Inc.            26.80      31.56     35.09
GAF        GA Financial Inc.                        11.81      15.59      3.50
GBNK       Gaston Federal Bancorp (MHC)                NA         NA        NA
GDW        Golden West Financial                    (0.07)    (13.11)     3.98
GFCO       Glenway Financial Corp.                   5.66       9.58     (2.74)
GFED       Guaranty Federal Bcshs Inc.              30.37      30.00     (6.79)
GLMR       Gilmer Financial Svcs, Inc.               7.89      14.84     14.24
GOSB       GSB Financial Corp.                     (16.53)     18.10    (11.62)
GPT        GreenPoint Financial Corp.               (3.35)     10.69     (3.23)
GSB        Golden State Bancorp Inc.                11.71      15.43     14.34
GSFC       Green Street Financial Corp.             (0.77)      3.2       1.63
GSLA       GS Financial Corp.                       17.77      34.80     (0.79)
GTPS       Great American Bancorp                    8.30      22.58     10.29
GUPB       GFSB Bancorp Inc.                        31.36      45.57     19.88
HALL       Hallmark Capital Corp.                    6.97       3.62     (3.51)
HARB       Harbor Florida Bancshares Inc.           18.10      11.75      1.13


                                                                       Market Data as of The Most Recent Quarter
                                                      ----------------------------------------------------------------------------

                                                          MRQ          MRQ         MRQ        MRQ     MRQ Publicly  MRQ Tangible
                                                         Market       Price       Price      Price      Reported    Publicly Rep
                                                         Value      Per Share     High        Low      Book Value    Book Value
Ticker              Short Name                            ($)          ($)         ($)        ($)         ($)            ($)
----------------------------------------------------------------------------------------------------------------------------------
FFHH       FSF Financial Corp.                           44.29       18.00       21.250      17.375       16.370        16.37
FFHS       First Franklin Corp.                          27.86       15.63       20.833      13.167       12.160        12.11
FFIC       Flushing Financial Corp.                     171.35       19.00       19.000      13.333       11.930        11.49
FFKY       First Federal Financial Corp.                103.24       28.50       28.750      20.500       13.240        12.57
FFLC       FFLC Bancorp Inc.                             64.55       19.38       23.500      16.350       14.110        14.11
FFOH       Fidelity Financial of Ohio                    75.59       16.00       19.875      14.500       11.790        10.49
FFPB       First Palm Beach Bancorp Inc.                160.16       43.50       44.938      30.250       23.520        23.04
FFSL       First Independence Corp.                       9.69       13.63       15.625      11.500       12.340        12.34
FFSX       First Fed SB of Siouxland(MHC)                66.74       36.00       39.000      22.000       14.800        11.93
FFWC       FFW Corp.                                     21.51       17.38       21.500      13.063       13.120        12.07
FFWD       Wood Bancorp Inc.                             41.28       16.00       27.000       9.367        8.450         8.45
FFYF       FFY Financial Corp.                          107.29       32.50       35.375      25.500       21.000        21.00
FGHC       First Georgia Holding Inc.                    44.39       10.50       10.500       4.667        3.070         2.87
FIBC       Financial Bancorp Inc.                        54.19       32.25       32.250      18.125       16.830        16.76
FISB       First Indiana Corp.                          258.82       26.13       30.000      17.083       12.540        12.41
FKAN       First Kansas Financial Corp.                  15.35       12.25       12.313      12.250       13.460        13.29
FKFS       First Keystone Financial                      32.28       17.25       21.750      11.563       10.530        10.53
FKKY       Frankfort First Bancorp Inc.                  22.75       15.50       22.938      14.875       14.020        14.02
FLAG       FLAG Financial Corp.                          72.46       16.63       18.500       9.333        7.460         7.46
FLFC       First Liberty Financial Corp.                246.49       24.50       25.375      14.500        8.780         8.04
FLGS       Flagstar Bancorp Inc.                        293.91       24.38       28.375      16.000       10.440        10.16
FLKY       First Lancaster Bancshares                    12.11       14.50       16.375      14.000       14.730        14.73
FMBD       First Mutual Bancorp Inc.                     58.25       17.75       25.000      15.000       15.720        12.24
FMCO       FMS Financial Corp.                           64.98       14.17       16.667       7.833        5.690         5.65
FMSB       First Mutual Savings Bank                     59.42       17.63       20.167      11.500        8.020         8.02
FNGB       First Northern Capital Corp.                  93.02       13.38       14.000      11.000        8.490         8.49
FPRY       First Financial Bancorp                          NA       20.75       21.125      17.250       17.070        17.07
FSBI       Fidelity Bancorp Inc.                         39.48       22.50       28.000      16.000       14.230        14.23
FSFF       First SecurityFed Financial                   80.90       16.56       17.250      14.500       14.050        14.01
FSLA       First Source Bancorp Inc.                    246.06        9.69       13.927       6.330        8.170         7.91
FSNJ       Bayonne Bancshares Inc.                      120.50       15.75       17.375       9.206       10.540        10.54
FSPT       FirstSpartan Financial Corp.                 117.85       41.50       47.250      35.000       29.570        29.57
FSSB       First FS&LA of San Bernardino                  3.16        9.75       11.500       9.000       13.680        13.18
FSTC       First Citizens Corp.                          72.73       31.88       35.500      17.500       13.560        11.13
FTF        Texarkana First Financial Corp                38.01       28.38       30.625      19.625       16.23         16.23
FTFC       First Federal Capital Corp.                  257.15       17.94       18.250      11.500        6.420         6.11
FTNB       Fulton Bancorp Inc.                           29.23       18.38       26.500      16.750       14.830        14.83
FTSB       Fort Thomas Financial Corp.                   18.43       14.75       15.750      10.375       11.050        11.05
FWWB       First Washington Bancorp Inc.                262.05       22.96       25.966      19.659       16.350        13.51
GAF        GA Financial Inc.                             98.37       18.38       22.250      16.500       14.940        14.80
GBNK       Gaston Federal Bancorp (MHC)                  46.09       15.25           NA          NA        9.140         9.14
GDW        Golden West Financial                      4,478.37      106.313     114.250      71.813       50.760        50.76
GFCO       Glenway Financial Corp.                       43.57       22.00       24.250      11.500       12.800        12.70
GFED       Guaranty Federal Bcshs Inc.                   63.61       12.94       14.436       8.674       12.010        12.01
GLMR       Gilmer Financial Svcs, Inc.                    2.70       11.00       12.000      10.000       19.880        19.88
GOSB       GSB Financial Corp.                           26.70       17.00       18.938      14.250       14.300        14.30
GPT        GreenPoint Financial Corp.                 2,293.03       37.63       42.063      29.344       17.650         9.98
GSB        Golden State Bancorp Inc.                  1,778.86       29.75       41.813      26.750       20.240        16.99
GSFC       Green Street Financial Corp.                  50.02       14.75       20.75       14.5         14.81         14.81
GSLA       GS Financial Corp.                            44.10       16.75       21.000      14.875       16.010        16.01
GTPS       Great American Bancorp                        26.97       21.75       23.000      16.500       17.070        17.07
GUPB       GFSB Bancorp Inc.                             15.50       16.13       17.000      12.333       12.190        12.19
HALL       Hallmark Capital Corp.                        34.53       14.00       18.000      10.500       12.040        12.04
HARB       Harbor Florida Bancshares Inc.               295.87       11.94       12.813       7.197        8.410         8.32


                                                                       Exhibit 5

                                               Selected Data on all Public Thrifts
                                                               Income Statement as of The Most Recent Quarter
                                            ---------------------------------------------------------------------------------------
                                            Net     Interest   Interest  Net Interest Noninterest Noninterest
                                          Interest  Income/    Expense/    Income/      Income/     Expense/    Efficiency Overhead
                                           Margin  Avg Assets Avg Assets Avg Assets   Avg Assets   Avg Assets      Ratio     Ratio
Ticker              Short Name              (%)        (%)        (%)        (%)          (%)          (%)          (%)       (%)
-----------------------------------------------------------------------------------------------------------------------------------
HARL    Harleysville Savings Bank            2.64     7.35       4.76       2.58         0.12        1.24          45.75      43.13
HARS    Harris Financial Inc. (MHC)          2.45     7.05       4.68       2.37         0.28        1.83          66.12      62.14
HAVN    Haven Bancorp Inc.                   2.88     6.97       4.25       2.72         0.93        2.81          76.52      68.49
HBBI    Home Building Bancorp                3.54     7.56       4.14       3.43         0.25        2.50          68.18      65.89
HBEI    Home Bancorp of Elgin Inc.           4.23     7.10       3.05       4.06         0.28        3.20          74.15      72.35
HBFW    Home Bancorp                         2.81     7.37       4.61       2.76         0.08        1.39          49.00      47.46
HBNK    Highland Bancorp Inc.                4.37     8.87       4.81       4.06         0.35        1.74          38.06      32.78
HBS     Haywood Bancshares Inc.              3.35     7.38       4.16       3.22         0.28        1.18          55.64      51.82
HBSC    Heritage Bancorp Inc.                2.51     6.88       4.42       2.46         0.08        0.99          37.66      35.53
HCBB    HCB Bancshares Inc.                  3.23     7.28       4.18       3.11         0.29        2.85          82.08      80.37
HCBC    High Country Bancorp Inc.            4.49     7.94       3.69       4.26         0.18        2.97          66.88      65.49
HCFC    Home City Financial Corp.            4.40     8.63       4.33       4.30         0.10        2.47          56.24      55.27
HEMT    HF Bancorp Inc.                      2.42     6.97       4.63       2.35         0.28        2.18          71.36      67.99
HFBC    HopFed Bancorp Inc.                  2.46     5.94       3.52       2.43         0.21        0.93          35.44      29.97
HFFB    Harrodsburg First Fin Bancorp        3.65     7.16       3.58       3.58         0.10        1.54          41.89      40.30
HFFC    HF Financial Corp.                   3.80     8.03       4.42       3.61         2.14        3.47          59.50      35.45
HFGI    Harrington Financial Group           0.94     6.30       5.39       0.91         0.05        1.18         121.92     123.23
HFSA    Hardin Bancorp Inc.                  2.65     7.17       4.56       2.60         0.29        1.88          65.15      61.27
HFWA    Heritage Financial Corp.             4.80     7.89       3.45       4.44         0.42        3.78          77.86      75.76
HHFC    Harvest Home Financial Corp.         2.49     6.89       4.44       2.45         0.06        1.67          66.71      65.84
HIFS    Hingham Instit. for Savings          3.53     6.62       3.76       2.86         5.32        8.10          95.27      86.48
HLFC    Home Loan Financial Corp.            3.13     6.88       3.87       3.01         0.61        3.41          93.97      92.75
HMLK    Hemlock Federal Financial Corp       3.23     7.05       3.99       3.06         0.83        2.73          68.55      60.05
HMNF    HMN Financial Inc.                   2.88     7.11       4.34       2.77         1.14        2.43          62.77      47.49
HOMF    Home Federal Bancorp                 3.21     7.68       4.59       3.09         0.47        1.97          55.05      48.24
HPBC    Home Port Bancorp Inc.               3.98     7.74       3.95       3.79         0.35        2.81          67.84      64.86
HRBF    Harbor Federal Bancorp Inc.          3.46     6.96       3.67       3.29         0.23        2.34          66.33      63.96
HRBT    Hudson River Bancorp                 3.14     7.08       4.03       3.05         0.23        2.41          72.77      70.74
HRZB    Horizon Financial Corp.              3.39     7.46       4.20       3.27         0.49        2.90          77.07      73.61
HSTD    Homestead Bancorp Inc.               3.89     7.24       3.58       3.66         0.45        2.38          53.65      47.98
HTHR    Hawthorne Financial Corp.            3.49     7.21       3.84       3.37         0.23        2.38          66.52      64.27
HWEN    Home Financial Bancorp               3.35     7.34       4.06       3.27         0.55        2.79          73.03      68.49
HZFS    Horizon Financial Svcs Corp.         3.50     7.53       4.10       3.42         0.37        2.18          61.51      57.35
ICBC    Independence Comm. Bank Corp.        3.17     7.20       4.14       3.06         0.36        1.74          50.18      44.38
IFSB    Independence Federal Svgs Bank       3.56     7.14       3.74       3.40         0.48        2.86          68.40      63.94
INBI    Industrial Bancorp Inc.              3.24     7.35       4.25       3.09         0.61        2.35          63.32      56.09
IPSW    Ipswich Savings Bank                 3.23     7.46       4.33       3.13         0.24        2.05          60.80      57.77
ITLA    ITLA Capital Corp.                   2.69     6.89       4.33       2.56         0.19        1.39          44.14      39.89
IWBK    InterWest Bancorp Inc.               2.82     7.04       4.35       2.69         0.55        2.87          88.31      85.91
JSB     JSB Financial Inc.                   3.71     8.00       4.59       3.40         0.95        3.71          86.47      82.70
JSBA    Jefferson Savings Bancorp Inc.       3.43     7.41       4.26       3.16         0.73        2.80          72.36      65.98
JXSB    Jacksonville Savings Bk (MHC)        3.50     7.15       3.75       3.41         0.23        2.39          65.10      62.74
JXVL    Jacksonville Bancorp Inc.            3.30     7.27       4.15       3.13         0.57        2.46          65.75      59.52
KFBI    Klamath First Bancorp                3.36     7.19       3.98       3.22         0.35        2.37          66.31      62.64
KNK     Kankakee Bancorp Inc.                3.00     6.43       3.50       2.92         0.12        2.39          78.12      77.26
KSAV    KS Bancorp Inc.                      3.92     7.69       3.91       3.78         0.51        2.22          51.74      45.21
KSBK    KSB Bancorp Inc.                     3.25     7.20       4.07       3.13         0.54        1.73          45.57      36.19
KYF     Kentucky First Bancorp Inc.          3.71     7.43       3.81       3.62         0.38        2.08          51.87      46.78
LARK    Landmark Bancshares Inc.             1.44     6.78       5.38       1.40         0.10        1.09          70.79      68.77
LARL    Laurel Capital Group Inc.            2.43     7.14       4.87       2.27         0.49        1.59          56.23      46.72
LFBI    Little Falls Bancorp Inc.            2.01     6.85       4.91       1.94         0.52        1.95          74.64      67.88
LFCO    Life Financial Corp.                   NA       NA         NA         NA           NA          NA             NA         NA
LFED    Leeds Federal Bankshares (MHC)       4.15     7.66       3.52       4.14         0.15        1.16          27.30      24.60
LIBB    Liberty Bancorp Inc. (MHC)           4.47     8.57       4.34       4.24         0.80        3.89          74.42      69.60
LO      Local Financial Corp.                2.96     7.56       4.77       2.80         0.36        2.10          61.61      56.69
LOGN    Logansport Financial Corp.           3.04     7.35       4.46       2.89         0.59        2.66          76.22      71.34
LONF    London Financial Corp.               4.33     7.44       3.31       4.13         0.48        3.98          84.86      83.09
LSBI    LSB Financial Corp.                  3.84     7.63       3.89       3.74         0.10        2.89          75.26      74.58
LSBX    Lawrence Savings Bank                3.59     7.63       4.23       3.40         0.54        2.55          64.04      58.35
LVSB    Lakeview Financial Corp.             3.39     7.99       4.74       3.25         0.40        2.48          67.69      63.68
LXMO    Lexington B&L Financial Corp.        3.23     7.73       4.60       3.12         0.38        2.03          52.42      46.61
MAFB    MAF Bancorp Inc.                     3.97     7.18       3.31       3.88         0.15        1.91          47.94      45.94
MARN    Marion Capital Holdings                NA       NA         NA         NA           NA          NA             NA         NA
MASB    MASSBANK Corp.                       3.96     7.83       4.17       3.66         0.25        0.79          50.03      46.57
MBBC    Monterey Bay Bancorp Inc.            4.46     8.24       4.02       4.22         0.36        3.33          71.47      69.03
MBLF    MBLA Financial Corp.                 3.38     7.53       4.29       3.24         0.33        2.67          73.93      71.25
MBSP    Mitchell Bancorp Inc.                2.07     6.96       4.95       2.01         0.22        1.47          61.86      57.65
MCBN    Mid-Coast Bancorp Inc.               3.31     7.09       3.88       3.22         0.20        2.34          66.02      63.90
MDBK    Medford Bancorp Inc.                 3.73     7.29       3.69       3.60         0.03        1.79          49.39      48.96
MECH    MECH Financial Inc.                  2.78     7.41       4.77       2.64         0.94        1.89          50.54      32.85
METF    Metropolitan Financial Corp.         3.73     7.78       4.23       3.55         0.71        2.51          59.51      51.38
MFBC    MFB Corp.                            3.86     7.75       4.06       3.69         0.48        2.31          55.06      49.16
MFFC    Milton Federal Financial Corp.         NA       NA         NA         NA           NA          NA             NA         NA
MFLR    Mayflower Co-operative Bank          4.22     7.68       3.65       4.03         0.47        2.78          61.79      57.31
MIFC    Mid-Iowa Financial Corp.             3.09     7.41       4.38       3.03         0.69        1.86          49.84      38.39
MIVI    Mississippi View Holding Co.         3.06     6.70       3.73       2.97         0.14        1.45          46.19      43.59
MONT    Montgomery Financial Corp.           3.54     7.70       4.26       3.44         0.20        2.13          58.38      55.93
MRKF    Market Financial Corp.                 NA       NA         NA         NA           NA          NA             NA         NA
MSBF    MSB Financial Inc.                   3.62     7.51       3.95       3.57         0.12        1.62          43.72      41.81
MSBK    Mutual Savings Bank FSB              3.78     7.20       3.66       3.54         0.38        3.08          75.45      72.79
MWBI    Midwest Bancshares Inc.              3.79     7.93       4.32       3.61         0.12        1.96          52.41      50.89
MWBX    MetroWest Bank                       3.24     6.85       3.83       3.02         0.71        3.03          74.35      68.35
MYST    Mystic Financial Inc.                3.47     7.21       3.95       3.26         0.49        2.70          72.06      67.90
NASB    NASB Financial Inc.                  3.27     7.22       4.14       3.07         0.87        2.55          62.84      52.38


                                                Balance Sheet Growth as of the MRQ
                                                ----------------------------------
                                                    Asset      Loan      Deposit
                                                   Growth     Growth     Growth
                                                    Rate       Rate       Rate
Ticker              Short Name                       (%)        (%)        (%)
----------------------------------------------------------------------------------
HARL       Harleysville Savings Bank                17.44       4.64      5.75
HARS       Harris Financial Inc. (MHC)              13.76       7.09     (3.13)
HAVN       Haven Bancorp Inc.                       27.15      39.25     26.42
HBBI       Home Building Bancorp                    (4.79)      1.69     (7.69)
HBEI       Home Bancorp of Elgin Inc.                4.28      14.30      7.31
HBFW       Home Bancorp                              7.59      16.70      6.51
HBNK       Highland Bancorp Inc.                    13.69      12.49      5.07
HBS        Haywood Bancshares Inc.                   0.87       1.40      0.14
HBSC       Heritage Bancorp Inc.                       NA         NA        NA
HCBB       HCB Bancshares Inc.                      22.84      10.24     (8.91)
HCBC       High Country Bancorp Inc.                31.79      28.84     12.95
HCFC       Home City Financial Corp.                11.55      25.47     14.18
HEMT       HF Bancorp Inc.                           6.20      20.79      3.22
HFBC       HopFed Bancorp Inc.                       7.58       6.53    (13.72)
HFFB       Harrodsburg First Fin Bancorp             0.08       3.86      0.15
HFFC       HF Financial Corp.                        1.41      (1.05)     6.75
HFGI       Harrington Financial Group                8.42      74.05     30.94
HFSA       Hardin Bancorp Inc.                      23.42      17.66      6.53
HFWA       Heritage Financial Corp.                 71.72      32.46     49.74
HHFC       Harvest Home Financial Corp.              9.69       8.02      4.45
HIFS       Hingham Instit. for Savings               9.91      10.77      7.76
HLFC       Home Loan Financial Corp.                35.62      15.44     (1.42)
HMLK       Hemlock Federal Financial Corp           16.85      60.75      5.07
HMNF       HMN Financial Inc.                       27.93      34.84     27.85
HOMF       Home Federal Bancorp                      5.38       2.58      3.07
HPBC       Home Port Bancorp Inc.                   31.05      34.86     31.22
HRBF       Harbor Federal Bancorp Inc.               8.95       2.26      4.37
HRBT       Hudson River Bancorp                        NA         NA        NA
HRZB       Horizon Financial Corp.                   6.63       9.21      5.39
HSTD       Homestead Bancorp Inc.                   36.94      37.45     19.42
HTHR       Hawthorne Financial Corp.                39.19      49.75     18.17
HWEN       Home Financial Bancorp                    0.12      -0.2       1.88
HZFS       Horizon Financial Svcs Corp.              4.63       7.24      4.34
ICBC       Independence Comm. Bank Corp.               NA         NA        NA
IFSB       Independence Federal Svgs Bank            2.89       1.23      0.62
INBI       Industrial Bancorp Inc.                  10.46      11.47      6.44
IPSW       Ipswich Savings Bank                     23.38      33.20     15.04
ITLA       ITLA Capital Corp.                       20.13      23.38     22.62
IWBK       InterWest Bancorp Inc.                   28.30      30.83     26.47
JSB        JSB Financial Inc.                        2.11      20.80     (0.97)
JSBA       Jefferson Savings Bancorp Inc.           (3.34)     (5.17)    (2.80)
JXSB       Jacksonville Savings Bk (MHC)             4.30      (1.78)     3.79
JXVL       Jacksonville Bancorp Inc.                 7.29       9.69      7.17
KFBI       Klamath First Bancorp                    38.57      20.59     63.20
KNK        Kankakee Bancorp Inc.                    17.64       6.67     21.46
KSAV       KS Bancorp Inc.                          13.03      16.52      9.68
KSBK       KSB Bancorp Inc.                          8.13      16.67     16.98
KYF        Kentucky First Bancorp Inc.              (7.66)     (0.22)     2.03
LARK       Landmark Bancshares Inc.                  0.54      11.66      3.29
LARL       Laurel Capital Group Inc.                 4.25       4.16      0.21
LFBI       Little Falls Bancorp Inc.                17.12      19.52      1.50
LFCO       Life Financial Corp.                    141.92     171.30     92.72
LFED       Leeds Federal Bankshares (MHC)            5.48       9.28      5.45
LIBB       Liberty Bancorp Inc. (MHC)               18.08      13.88      6.86
LO         Local Financial Corp.                       NA         NA        NA
LOGN       Logansport Financial Corp.                8.55      12.68      6.65
LONF       London Financial Corp.                    1.62       3.80      6.52
LSBI       LSB Financial Corp.                      12.63      10.69     12.74
LSBX       Lawrence Savings Bank                    (5.85)     14.62      3.08

                                                                       Market Data as of The Most Recent Quarter
                                                      ----------------------------------------------------------------------------

                                                         MRQ             MRQ         MRQ        MRQ     MRQ Publicly  MRQ Tangible
                                                        Market          Price       Price      Price      Reported    Publicly Rep
                                                        Value         Per Share     High        Low      Book Value    Book Value
Ticker              Short Name                           ($)             ($)         ($)        ($)         ($)            ($)
----------------------------------------------------------------------------------------------------------------------------------
HARL       Harleysville Savings Bank                     49.21          32.25       35.000      21.750       15.140        15.14
HARS       Harris Financial Inc. (MHC)                  441.54          22.00       27.875       7.083        5.560         5.03
HAVN       Haven Bancorp Inc.                           111.17          25.63       28.750      17.813       13.330        12.74
HBBI       Home Building Bancorp                          7.48          21.25       23.750      18.500       20.610        20.61
HBEI       Home Bancorp of Elgin Inc.                    89.98          15.50       19.313      15.063       14.000        14.00
HBFW       Home Bancorp                                  62.89          29.38       37.625      20.500       18.270        18.27
HBNK       Highland Bancorp Inc.                         82.55          41.00       43.500      25.000       19.360        19.36
HBS        Haywood Bancshares Inc.                       22.19          22.25       24.000      17.375       17.680        17.12
HBSC       Heritage Bancorp Inc.                         74.06          19.00       22.375      19.000       20.460        20.46
HCBB       HCB Bancshares Inc.                           28.10          14.75       15.250      12.625       14.450        14.28
HCBC       High Country Bancorp Inc.                     15.87          14.25       15.500      14.250       13.820        13.82
HCFC       Home City Financial Corp.                     11.76          15.00       22.75       13.75        11.97         11.97
HEMT       HF Bancorp Inc.                               98.23          17.69       18.250      13.875       13.150        11.25
HFBC       HopFed Bancorp Inc.                           63.53          18.88       21.875      16.000       14.460        14.46
HFFB       Harrodsburg First Fin Bancorp                 29.62          16.00       18.000      14.750       16.180        16.18
HFFC       HF Financial Corp.                            62.63          22.88       24.167      14.167       12.880        12.88
HFGI       Harrington Financial Group                    28.92          11.25       13.75       10.75         6.92          6.92
HFSA       Hardin Bancorp Inc.                           13.47          19.25       20.000      15.000       16.500        16.50
HFWA       Heritage Financial Corp.                     101.52          14.75       15.938      13.000        9.720         8.83
HHFC       Harvest Home Financial Corp.                  11.32          14.75       16.750      10.875       11.700        11.70
HIFS       Hingham Instit. for Savings                   32.41          30.25       37.000      21.000       17.290        17.29
HLFC       Home Loan Financial Corp.                     28.67          14.75       16.750      14.000       14.040        14.04
HMLK       Hemlock Federal Financial Corp                27.51          18.00       19.000      13.875       14.810        14.81
HMNF       HMN Financial Inc.                            77.14          15.88       21.667      14.917       13.040        11.97
HOMF       Home Federal Bancorp                         114.35          30.25       33.750      18.833       13.030        12.70
HPBC       Home Port Bancorp Inc.                        36.84          25.00       27.625      19.250       12.320        12.32
HRBF       Harbor Federal Bancorp Inc.                   36.79          19.77       23.409      17.045       15.940        15.94
HRBT       Hudson River Bancorp                         178.54             NA           NA          NA           NA           NA
HRZB       Horizon Financial Corp.                       95.47          16.00       19.250      14.875       11.400        11.40
HSTD       Homestead Bancorp Inc.                        11.41           8.52        8.518       3.407           NA           NA
HTHR       Hawthorne Financial Corp.                     71.98          17.00       24.000      12.250       15.070        15.07
HWEN       Home Financial Bancorp                         7.00           9.00        9.75        7.438        8.08          8.08
HZFS       Horizon Financial Svcs Corp.                  13.53          15.75       16.875       9.375        9.650         9.65
ICBC       Independence Comm. Bank Corp.                988.57          17.00           NA          NA       12.630        11.92
IFSB       Independence Federal Svgs Bank                18.74          17.00       21.625       8.750       16.520        15.09
INBI       Industrial Bancorp Inc.                       87.76          19.00       25.000      13.625       12.190        12.19
IPSW       Ipswich Savings Bank                          29.87          17.38       20.750       7.875        5.460         5.46
ITLA       ITLA Capital Corp.                            92.89          20.75       24.000      15.750       13.850        13.81
IWBK       InterWest Bancorp Inc.                       346.65          28.92       31.333      24.667       10.720        10.39
JSB        JSB Financial Inc.                           492.07          58.56       58.563      41.000       38.650        38.65
JSBA       Jefferson Savings Bancorp Inc.               145.55          31.25       31.875      14.125       13.030        10.55
JXSB       Jacksonville Savings Bk (MHC)                 27.67          21.00       25.500      11.083        9.380         9.38
JXVL       Jacksonville Bancorp Inc.                     38.45          18.50       23.25       14.75        14.48         14.48
KFBI       Klamath First Bancorp                        163.63          19.06       24.250      18.625       16.020        14.67
KNK        Kankakee Bancorp Inc.                         36.57          33.00       37.750      29.000       28.430        24.29
KSAV       KS Bancorp Inc.                                  NA          24.75       25.500      14.813       16.500        16.50
KSBK       KSB Bancorp Inc.                              17.78          17.50       22.500      12.500        9.970         8.76
KYF        Kentucky First Bancorp Inc.                   15.41          14.88       15.875      10.625       11.610        11.61
LARK       Landmark Bancshares Inc.                      31.16          26.75       29.250      20.000       19.340        19.34
LARL       Laurel Capital Group Inc.                     39.71          19.75       23.500      14.000       10.730        10.73
LFBI       Little Falls Bancorp Inc.                     34.69          18.50       22.250      15.250       14.910        13.83
LFCO       Life Financial Corp.                          24.58          18.25       25.375      10.750        9.110         9.11
LFED       Leeds Federal Bankshares (MHC)                77.07          19.00       23.500      12.833        9.490         9.49
LIBB       Liberty Bancorp Inc. (MHC)                    35.11             NA           NA          NA           NA           NA
LO         Local Financial Corp.                        177.13          13.00           NA          NA        5.010         4.63
LOGN       Logansport Financial Corp.                    18.61          16.50       19.625      13.250       13.460        13.46
LONF       London Financial Corp.                         7.78          16.75       21.000      14.000       10.230        10.23
LSBI       LSB Financial Corp.                           27.10          30.75       31.429      19.286       20.460        20.46
LSBX       Lawrence Savings Bank                         45.46          15.56       19.313      10.938        9.620         9.62

                                                                       Exhibit 5

                                               Selected Data on all Public Thrifts
                                                               Income Statement as of The Most Recent Quarter
                                            ---------------------------------------------------------------------------------------
                                            Net     Interest   Interest  Net Interest Noninterest Noninterest
                                          Interest  Income/    Expense/    Income/      Income/     Expense/    Efficiency Overhead
                                           Margin  Avg Assets Avg Assets Avg Assets   Avg Assets   Avg Assets      Ratio     Ratio
Ticker              Short Name              (%)        (%)        (%)        (%)          (%)          (%)          (%)       (%)
-----------------------------------------------------------------------------------------------------------------------------------
LVSB    Lakeview Financial Corp.             3.41     6.80       3.60       3.20         0.66        2.34          51.49      41.50
LXMO    Lexington B&L Financial Corp.        3.90     7.91       4.17       3.74         0.37        2.91          69.06      65.97
MAFB    MAF Bancorp Inc.                     2.89     7.11       4.35       2.76         0.47        1.49          49.50      40.92
MARN    Marion Capital Holdings              4.28     7.69       3.81       3.89         0.32        2.47          52.89      48.96
MASB    MASSBANK Corp.                       2.88     6.59       3.76       2.83         0.20        1.37          44.20      40.32
MBBC    Monterey Bay Bancorp Inc.            2.89     7.14       4.37       2.76         0.40        2.41          70.16      65.85
MBLF    MBLA Financial Corp.                 2.12     6.99       4.89       2.10         0.00        0.74          35.02      34.88
MBSP    Mitchell Bancorp Inc.                4.94     7.86       3.02       4.85         0.01        2.69          55.28      55.18
MCBN    Mid-Coast Bancorp Inc.               3.93     8.02       4.30       3.72         0.41        3.12          74.85      72.10
MDBK    Medford Bancorp Inc.                 3.23     6.93       3.83       3.10         0.25        1.68          46.95      42.67
MECH    MECH Financial Inc.                  3.63     6.98       3.58       3.40         0.84        2.51          59.79      49.83
METF    Metropolitan Financial Corp.         3.42     8.23       5.01       3.22         0.42        2.39          64.63      59.97
MFBC    MFB Corp.                            3.23     7.53       4.38       3.16         0.20        2.03          60.52      57.98
MFFC    Milton Federal Financial Corp.       2.76     7.26       4.58       2.69         0.14        1.88          67.01      65.30
MFLR    Mayflower Co-operative Bank          3.89     7.36       3.72       3.64         0.38        2.44          60.12      55.97
MIFC    Mid-Iowa Financial Corp.             2.91     7.16       4.40       2.76         0.96        2.20          59.00      44.79
MIVI    Mississippi View Holding Co.         3.91     7.48       3.62       3.85         0.25        2.35          57.68      54.88
MONT    Montgomery Financial Corp.           3.70     7.86       4.31       3.55         0.03        2.03          57.18      56.85
MRKF    Market Financial Corp.               3.95     6.90       3.00       3.91         0.01        2.27          57.81      57.66
MSBF    MSB Financial Inc.                   4.78     8.38       3.78       4.59         0.51        2.87          56.59      51.77
MSBK    Mutual Savings Bank FSB              1.84     6.47       4.70       1.78         0.47        2.19          97.80      97.22
MWBI    Midwest Bancshares Inc.              2.80     7.32       4.62       2.70         0.23        1.78          60.00      56.52
MWBX    MetroWest Bank                       4.09     7.75       3.84       3.92         0.35        2.64          61.18      57.69
MYST    Mystic Financial Inc.                4.04     7.13       3.30       3.83         0.45        2.79          65.09      60.97
NASB    NASB Financial Inc.                  3.62     8.41       4.88       3.53         0.82        2.04          47.31      35.08
NBCP    Niagara Bancorp Inc. (MHC)           3.41     7.08       3.81       3.26         0.57        2.23          58.16      50.82
NBN     Northeast Bancorp                    4.14     8.36       4.41       3.95         0.67        3.20          66.25      60.53
NBSI    North Bancshares Inc.                3.03     7.16       4.18       2.98         0.21        2.60          81.51      80.20
NEIB    Northeast Indiana Bancorp            3.57     7.99       4.47       3.51         0.33        1.73          45.09      40.00
NEP     Northeast PA Financial Corp.         3.51     7.08       3.66       3.42         0.18        2.51          68.94      67.29
NHTB    New Hampshire Thrift Bncshrs         3.79     7.50       3.98       3.52         0.71        2.79          63.93      56.67
NMSB    NewMil Bancorp Inc.                  3.78     7.23       3.58       3.65         0.45        2.80          70.18      66.55
NSLB    NS&L Bancorp Inc.                    3.29     6.73       3.53       3.20         0.61        2.68          70.28      64.65
NSSY    NSS Bancorp Inc.                     3.16     7.10       4.06       3.04         0.61        2.49          66.86      60.24
NTBK    Net.B@nk Inc.                        3.11     7.52       4.45       3.07         0.24        4.86         147.04     150.75
NTMG    Nutmeg Federal S&LA                  4.25     7.16       3.15       4.01         1.25        3.95          73.79      65.63
NWEQ    Northwest Equity Corp.               3.88     8.00       4.34       3.66         0.63        2.46          56.16      48.57
NWSB    Northwest Bancorp Inc. (MHC)         3.67     7.72       4.20       3.52         0.32        2.19          54.84      50.77
OCFC    Ocean Financial Corp.                3.03     6.99       4.06       2.93         0.18        1.62          52.84      50.00
OCN     Ocwen Financial Corp.                4.43     9.05       5.32       3.73         1.69        4.54          94.66      92.23
OFCP    Ottawa Financial Corp.               3.28     7.43       4.38       3.05         0.51        2.23          58.85      51.91
OHSL    OHSL Financial Corp.                 3.07     7.59       4.59       3.00         0.18        1.94          61.08      58.80
OSFS    Ohio State Financial Services        3.85     7.10       3.35       3.76         0.12        2.39          61.92      60.72
OTFC    Oregon Trail Financial Corp.         4.05     6.61       2.65       3.95         0.35        2.40          55.79      51.90
PBCI    Pamrapo Bancorp Inc.                 4.64     7.62       3.23       4.38         0.37        2.79          57.07      53.45
PBCT    People's Bank (MHC)                  3.47     6.59       3.41       3.18         2.64        4.25          71.41      47.69
PBHC    Pathfinder Bancorp Inc. (MHC)        4.07     7.36       3.64       3.72         0.45        3.23          73.41      70.22
PBKB    People's Bancshares Inc.             2.70     7.12       4.52       2.60         0.24        2.31          79.44      77.51
PBOC    PBOC Holdings Inc.                     NA       NA         NA         NA           NA          NA             NA         NA
PCBC    Perry County Financial Corp.         2.67     6.84       4.21       2.63         0.04        1.07          40.03      39.14
PDB     Piedmont Bancorp Inc.                4.00     7.93       4.03       3.90         0.32        2.21          54.50      50.78
PEDE    Great Pee Dee Bancorp                4.05     7.60       3.61       3.98         0.05        1.31          32.53      31.74
PEEK    Peekskill Financial Corp.            3.55     6.71       3.20       3.51         0.12        1.81          49.90      48.19
PERM    Permanent Bancorp Inc.               2.71     7.07       4.47       2.59         0.49        2.06          65.99      59.56
PFDC    Peoples Bancorp                      3.70     7.70       4.05       3.65         0.24        1.53          38.88      34.85
PFED    Park Bancorp Inc.                    3.55     7.11       3.69       3.41         0.12        2.07          67.69      66.55
PFFB    PFF Bancorp Inc.                     2.72     7.08       4.45       2.64         0.47        1.91          61.05      54.07
PFFC    Peoples Financial Corp.              3.60     7.37       3.85       3.51         0.03        2.56          72.24      71.97
PFNC    Progress Financial Corp.             4.57     8.22       3.95       4.27         1.41        4.25          73.24      64.41



                                                Balance Sheet Growth as of the MRQ
                                                ----------------------------------
                                                   Asset       Loan     Deposit
                                                   Growth     Growth     Growth
                                                    Rate       Rate       Rate
Ticker              Short Name                       (%)        (%)        (%)
----------------------------------------------------------------------------------
LVSB       Lakeview Financial Corp.                 17.39      27.81     23.22
LXMO       Lexington B&L Financial Corp.            60.88      38.81     82.38
MAFB       MAF Bancorp Inc.                          7.47      10.90      2.25
MARN       Marion Capital Holdings                  11.92      10.99     10.38
MASB       MASSBANK Corp.                            2.68      12.55      1.28
MBBC       Monterey Bay Bancorp Inc.                 5.66      (2.02)    14.58
MBLF       MBLA Financial Corp.                    (13.45)      8.07     13.11
MBSP       Mitchell Bancorp Inc.                    12.85      (2.37)    22.02
MCBN       Mid-Coast Bancorp Inc.                    9.32       3.14     11.10
MDBK       Medford Bancorp Inc.                      5.85       1.09      1.07
MECH       MECH Financial Inc.                      15.92      10.27      3.83
METF       Metropolitan Financial Corp.             28.93      22.55     21.69
MFBC       MFB Corp.                                17.20      27.85      4.82
MFFC       Milton Federal Financial Corp.           17.41      32.97     10.31
MFLR       Mayflower Co-operative Bank              13.76       3.15     10.09
MIFC       Mid-Iowa Financial Corp.                  7.57       7.50      3.02
MIVI       Mississippi View Holding Co.             (2.43)      1.39     (2.62)
MONT       Montgomery Financial Corp.               13.31      15.28     17.84
MRKF       Market Financial Corp.                   (5.17)     26.47      2.81
MSBF       MSB Financial Inc.                        7.05       6.59      2.66
MSBK       Mutual Savings Bank FSB                  (8.85)     10.90      2.61
MWBI       Midwest Bancshares Inc.                   8.82       8.34     (0.92)
MWBX       MetroWest Bank                           16.23       4.89     17.44
MYST       Mystic Financial Inc.                    33.01      19.07     11.96
NASB       NASB Financial Inc.                      (0.62)     (2.16)     6.96
NBCP       Niagara Bancorp Inc. (MHC)               17.23      12.92      0.11
NBN        Northeast Bancorp                        13.54      26.68      6.42
NBSI       North Bancshares Inc.                     3.11      (2.34)     1.69
NEIB       Northeast Indiana Bancorp                15.29      14.26     39.12
NEP        Northeast PA Financial Corp.             26.42       9.59      3.95
NHTB       New Hampshire Thrift Bncshrs              2.87      (2.64)     4.52
NMSB       NewMil Bancorp Inc.                      13.78      (2.18)     6.71
NSLB       NS&L Bancorp Inc.                         4.92      10.29      9.24
NSSY       NSS Bancorp Inc.                         (1.78)     (6.10)     6.59
NTBK       Net.B@nk Inc.                               NM       0.00        NM
NTMG       Nutmeg Federal S&LA                       9.44       8.78     10.12
NWEQ       Northwest Equity Corp.                   (0.45)      0.85     (2.12)
NWSB       Northwest Bancorp Inc. (MHC)             22.53      24.06     23.26
OCFC       Ocean Financial Corp.                     6.22      20.25      5.45
OCN        Ocwen Financial Corp.                    25.79      11.34     (2.47)
OFCP       Ottawa Financial Corp.                    6.80       6.17      5.46
OHSL       OHSL Financial Corp.                      7.75       1.49      6.91
OSFS       Ohio State Financial Services            12.17      (2.73)    -5.9
OTFC       Oregon Trail Financial Corp.             16.80      13.37      0.08
PBCI       Pamrapo Bancorp Inc.                      6.28       9.02      6.53
PBCT       People's Bank (MHC)                      15.70       9.19     18.91
PBHC       Pathfinder Bancorp Inc. (MHC)             3.77      16.35     (0.64)
PBKB       People's Bancshares Inc.                 46.56      82.11     17.20
PBOC       PBOC Holdings Inc.                          NA         NA        NA
PCBC       Perry County Financial Corp.             10.67      18.06      5.63
PDB        Piedmont Bancorp Inc.                     6.34       6.42      5.87
PEDE       Great Pee Dee Bancorp                    12.99       5.24    (21.77)
PEEK       Peekskill Financial Corp.                 9.74       4.73      5.62
PERM       Permanent Bancorp Inc.                   16.96      24.51     26.98
PFDC       Peoples Bancorp                           5.83      11.32      3.87
PFED       Park Bancorp Inc.                        12.10       9.33      8.81
PFFB       PFF Bancorp Inc.                         14.31      (0.85)     1.43
PFFC       Peoples Financial Corp.                  (1.83)     18.65      6.36
PFNC       Progress Financial Corp.                 38.75         NA     20.13


                                                                       Market Data as of The Most Recent Quarter
                                                      ----------------------------------------------------------------------------

                                                            MRQ          MRQ         MRQ        MRQ     MRQ Publicly  MRQ Tangible
                                                           Market       Price       Price      Price      Reported    Publicly Rep
                                                           Value      Per Share     High        Low      Book Value    Book Value
Ticker              Short Name                              ($)          ($)         ($)        ($)         ($)            ($)
----------------------------------------------------------------------------------------------------------------------------------
LVSB       Lakeview Financial Corp.                       107.37       25.00       28.750      16.125       11.600         7.78
LXMO       Lexington B&L Financial Corp.                   13.11       16.13       17.875      15.750       15.170        14.15
MAFB       MAF Bancorp Inc.                               505.86       24.25       28.833      18.278       12.400        11.07
MARN       Marion Capital Holdings                         39.84       28.50       29.500      22.000       22.090        21.62
MASB       MASSBANK Corp.                                 133.21       49.00       54.250      35.625       30.440        30.04
MBBC       Monterey Bay Bancorp Inc.                       50.02       14.80       21.400      12.800       12.790        11.71
MBLF       MBLA Financial Corp.                            22.76       23.75       30.625      23.250       22.330        22.33
MBSP       Mitchell Bancorp Inc.                           14.53       16.50       18.000      16.375       15.720        15.72
MCBN       Mid-Coast Bancorp Inc.                           6.06       12.63       14.000       6.500        7.350         7.35
MDBK       Medford Bancorp Inc.                           144.78       20.50       22.125      14.625       11.390        10.81
MECH       MECH Financial Inc.                            124.44       29.00       31.500      18.875       17.510        17.51
METF       Metropolitan Financial Corp.                    71.39       14.88       18.875       7.750        5.610         5.20
MFBC       MFB Corp.                                       31.01       24.00       30.375      19.000       20.810        20.81
MFFC       Milton Federal Financial Corp.                  28.10       15.00       17.000      13.625       12.580        12.58
MFLR       Mayflower Co-operative Bank                     15.74       23.50       27.500      16.750       14.670        14.46
MIFC       Mid-Iowa Financial Corp.                        23.85       11.00       12.75        8.5          7.73          7.72
MIVI       Mississippi View Holding Co.                    14.80       18.50       19.750      12.000       16.850        16.85
MONT       Montgomery Financial Corp.                      18.80       12.25       13.625      11.000       12.140        12.14
MRKF       Market Financial Corp.                          15.53       13.25       20.250      13.125       11.780        11.78
MSBF       MSB Financial Inc.                              18.68       14.55       17.727      10.795        9.950         9.95
MSBK       Mutual Savings Bank FSB                         31.64       11.38       14.625       9.750        7.950         7.95
MWBI       Midwest Bancshares Inc.                         13.40       15.00       19.500      10.417       10.850        10.85
MWBX       MetroWest Bank                                  86.41        7.81        9.500       5.625        3.390         3.39
MYST       Mystic Financial Inc.                           28.31       14.63       18.563      14.125       13.330        13.33
NASB       NASB Financial Inc.                            146.70       53.13       56.000      33.875       27.830        27.02
NBCP       Niagara Bancorp Inc. (MHC)                     282.68       14.75       17.000      14.500        8.600         8.60
NBN        Northeast Bancorp                               23.86       15.00       19.500       9.625        9.230         8.49
NBSI       North Bancshares Inc.                           14.80       15.38       18.833      12.833       10.550        10.55
NEIB       Northeast Indiana Bancorp                       28.00       21.13       22.750      14.750       16.070        16.07
NEP        Northeast PA Financial Corp.                    65.88       14.13       16.000      13.750       14.370        14.37
NHTB       New Hampshire Thrift Bncshrs                    27.23       18.50       22.750      15.500       12.600        11.01
NMSB       NewMil Bancorp Inc.                             46.01       12.75       14.625      10.875        8.710         8.71
NSLB       NS&L Bancorp Inc.                                9.57       17.50       19.500      16.625       16.880        16.76
NSSY       NSS Bancorp Inc.                               101.07       56.00       57.125      28.375       23.190        22.62
NTBK       Net.B@nk Inc.                                  100.67       29.50       30.000       8.750        6.070         6.01
NTMG       Nutmeg Federal S&LA                             14.00       10.88       11.375       6.375        6.320         6.32
NWEQ       Northwest Equity Corp.                          15.47       20.25       22.250      14.625       14.240        14.24
NWSB       Northwest Bancorp Inc. (MHC)                   480.12       15.81       18.000       7.813        4.650         4.18
OCFC       Ocean Financial Corp.                          215.38       19.13       20.000      16.532       13.570        13.50
OCN        Ocwen Financial Corp.                          372.23       26.88       30.375      16.063        7.030         6.43
OFCP       Ottawa Financial Corp.                         122.21       26.25       30.909      18.595       13.230        10.84
OHSL       OHSL Financial Corp.                            34.95       16.50       18.375      11.625       11.020        11.02
OSFS       Ohio State Financial Services                   10.15       15.50       15.500      15.500       16.470        16.47
OTFC       Oregon Trail Financial Corp.                    56.34       15.75       18.500      15.625       15.890        15.89
PBCI       Pamrapo Bancorp Inc.                            72.49       27.25       29.000      19.750       17.300        17.21
PBCT       People's Bank (MHC)                          1,463.24       34.59       41.125      25.750       13.370        11.52
PBHC       Pathfinder Bancorp Inc. (MHC)                   36.45       22.00       26.125       8.583        8.470         7.23
PBKB       People's Bancshares Inc.                        56.37       23.19       27.750      15.250        9.790         9.38
PBOC       PBOC Holdings Inc.                             224.23       13.81           NA          NA        8.430         8.43
PCBC       Perry County Financial Corp.                    16.25       22.88       25.000      20.000       20.020        20.02
PDB        Piedmont Bancorp Inc.                           26.48        9.94       11.625       9.500        7.850         7.85
PEDE       Great Pee Dee Bancorp                           26.15       17.38       17.375      14.750       14.290        14.29
PEEK       Peekskill Financial Corp.                       41.43       17.88       18.250      15.250       14.920        14.92
PERM       Permanent Bancorp Inc.                          48.87       15.50       18.250      11.375       10.520         8.58
PFDC       Peoples Bancorp                                 69.61       22.75       25.000      14.833       13.570        13.57
PFED       Park Bancorp Inc.                               30.47       18.00       19.750      15.875       16.550        16.55
PFFB       PFF Bancorp Inc.                               223.88       18.63       21.500      17.750       14.920        14.76
PFFC       Peoples Financial Corp.                         14.87       13.38       19.000      12.750       10.890        10.89
PFNC       Progress Financial Corp.                        65.34       18.21       21.667       9.297        7.950         7.09

                                                                       Exhibit 5

                                               Selected Data on all Public Thrifts
                                                               Income Statement as of The Most Recent Quarter
                                            ----------------------------------------------------------------------------------------
                                            Net     Interest   Interest  Net Interest Noninterest Noninterest
                                          Interest  Income/    Expense/    Income/      Income/     Expense/     Efficiency Overhead
                                           Margin  Avg Assets Avg Assets Avg Assets   Avg Assets   Avg Assets       Ratio     Ratio
Ticker              Short Name              (%)        (%)        (%)        (%)          (%)          (%)           (%)       (%)
------------------------------------------------------------------------------------------------------------------------------------
PFSB       PennFed Financial Services Inc   2.38     7.04         4.75      2.29         0.16         1.23          42.65     38.63
PFSL       Pocahontas Bancorp Inc.          2.29     7.04         4.81      2.23         0.33         1.49          57.70     51.36
PHBK       Peoples Heritage Finl Group      4.30     7.50         3.56      3.94         1.02         3.04          58.25     47.40
PHFC       Pittsburgh Home Financial Corp   2.61     7.34         4.82      2.52         0.20         1.62          59.25     55.99
PHSB       Peoples Home Savings Bk (MHC)    3.55     7.15         3.71      3.44         0.36         2.77          72.95     70.16
PLSK       Pulaski Savings Bank (MHC)       3.14     7.23         4.18      3.05         0.11         2.15          67.80     66.63
PRBC       Prestige Bancorp Inc.            3.10     7.02         4.01      3.01         0.27         2.44          74.36     72.02
PROV       Provident Financial Holdings     3.06     7.12         4.18      2.94         0.66         2.83          79.32     74.67
PSBI       PSB Bancorp Inc.                 3.53     7.09         3.67      3.41         0.56         3.27          82.17     79.25
PSFC       Peoples-Sidney Financial Corp.   3.99     7.72         3.77      3.94         0.06         2.11          52.68     51.95
PSFI       PS Financial Inc.                4.75     7.54         2.98      4.55         0.09         1.54          33.21     31.93
PTRS       Potters Financial Corp.          3.35     7.22         3.99      3.23         0.30         2.48          70.26     67.53
PULB       Pulaski Bank, FSB (MHC)          3.73     7.55         3.90      3.64         0.36         2.49          62.28     58.57
PULS       Pulse Bancorp                    2.65     6.96         4.37      2.59         0.08         1.05          38.94     37.13
PVFC       PVF Capital Corp.                3.78     8.57         4.88      3.69         0.28         2.21          55.59     52.26
PVSA       Parkvale Financial Corp.         2.97     7.17         4.28      2.89         0.25         1.42          44.63     39.88
PWBK       Pennwood Bancorp Inc.            4.42     7.92         3.75      4.17         0.34         2.99          66.10     63.37
QCBC       Quaker City Bancorp Inc.         3.10     7.62         4.60      3.03         0.37         1.85          52.23     46.38
QCFB       QCF Bancorp Inc.                 4.27     7.29         3.10      4.19         0.38         1.86          40.72     35.41
QCSB       Queens County Bancorp Inc.       4.36     8.16         3.97      4.20         0.15         1.74          39.94     37.78
RARB       Raritan Bancorp Inc.             3.39     7.11         3.89      3.23         0.29         1.96          55.13     51.16
RCBK       Richmond County Financial Corp   4.10     6.94         3.00      3.94         0.28         1.95          45.89     42.11
RELI       Reliance Bancshares Inc.         4.91     7.27         2.57      4.70         0.05         2.73          57.52     57.07
RELY       Reliance Bancorp Inc.            3.28     7.06         3.99      3.08         0.29         1.82          48.01     43.06
RIVR       River Valley Bancorp             3.93     7.45         3.63      3.82         0.60         2.88          64.75     59.25
ROSE       TR Financial Corp.               2.59     7.13         4.59      2.54         0.17         1.22          44.85     41.23
RSLN       Roslyn Bancorp Inc.              2.88     7.04         4.21      2.83         0.26         1.24          40.18     34.66
RVSB       Riverview Bancorp Inc.           4.82     8.21         3.65      4.56         0.91         2.88          50.35     40.44
SBAN       SouthBanc Shares Inc.            3.57     7.15         3.77      3.38         0.82         2.58          62.66     53.58
SBFL       Finger Lakes Financial (MHC)     3.04     7.17         4.24      2.93         0.26         2.59          78.85     76.97
SBOS       Boston Bancorp (The)             2.72     6.92         4.27      2.65         0.16         1.51          56.25     53.67
SCBS       Southern Community Bancshares    4.03     7.53         3.53      4.00         0.26         2.37          55.71     52.84
SCCB       S. Carolina Community Bancshrs   4.02     7.61         3.71      3.90         0.28         2.73          65.49     63.03
SFED       SFS Bancorp Inc.                 3.43     7.31         3.97      3.35         0.28         2.49          69.03     66.48
SFFC       StateFed Financial Corp.         3.35     7.78         4.61      3.17         0.13         1.52          53.59     51.62
SFIN       Statewide Financial Corp.        3.71     7.23         3.63       3.6         0.31         2.62          66.57     63.72
SFSL       Security First Corp.             4.09     8.30         4.38      3.93         0.27         1.96          46.26     42.60
SGVB       SGV Bancorp Inc.                 2.78     7.27         4.58      2.69         0.33         2.22          71.97     68.59
SHSB       SHS Bancorp Inc.                 3.15     7.69         4.60      3.08         0.15         2.01          61.25     59.36
SIB        Staten Island Bancorp Inc.       4.36     6.91         2.74      4.16         0.31         1.82          38.86     34.34
SISB       SIS Bancorp Inc.                 3.68     6.99         3.52      3.47         0.92         2.88          66.23     57.29
SKAN       Skaneateles Bancorp Inc.         4.18     7.71         3.75      3.96         0.76         3.57          73.49     68.39
SKBO       First Carnegie Deposit (MHC)     2.75     6.84         4.19      2.66         0.05         1.88          69.35     68.72
SMBC       Southern Missouri Bancorp Inc.   3.38     7.15         3.88      3.27         0.48         2.22          59.90     54.05
SOBI       Sobieski Bancorp Inc.            3.42     7.40         4.12      3.27         0.26         2.43          68.98     66.54
SOPN       First Savings Bancorp Inc.       3.91     7.55         3.71      3.84         0.20         1.26          31.14     27.49
SPBC       St. Paul Bancorp Inc.            2.95     6.88         4.05      2.83         0.86         2.18          62.06     50.52
SRN        Southern Banc Co.                2.80     7.05         4.29      2.75         0.09         2.06          71.28     70.37
SSB        Scotland Bancorp Inc.            4.29     7.60         3.38      4.22         0.12         2.54          58.43     57.26
SSFC       South Street Financial Corp.     3.07     7.09         4.09      3.00         0.07         2.21          71.86     71.20
SSM        Stone Street Bancorp Inc.        4.63     8.01         3.48      4.53         0.14         2.35          50.26     48.77
STFR       St. Francis Capital Corp.        2.69     6.98         4.51      2.47         0.43         2.06          68.12     62.59
STSA       Sterling Financial Corp.         2.75     7.78         5.13      2.65         0.46         2.15          64.88     58.73
SVRN       Sovereign Bancorp Inc.           2.71     7.17         4.59      2.57         0.29         1.47          48.63     42.79
SWCB       Sandwich Bancorp Inc.            3.60     7.13         3.70      3.43         0.46         2.41          59.63     54.18
SZB        SouthFirst Bancshares Inc.       3.45     7.28         4.19      3.09         1.09         3.49          83.34     77.43
TBFC       Telebanc Financial Corp.         1.51     7.05         5.62      1.43         0.20         1.49          85.68     83.70
THR        Three Rivers Financial Corp.     3.78     7.47         3.97      3.50         0.51         2.90          73.19     69.32
THRD       TF Financial Corp.               2.93     6.67         3.82      2.85         0.19         2.16          66.39     64.15


                                                Balance Sheet Growth as of the MRQ
                                                ----------------------------------
                                                   Asset       Loan     Deposit
                                                   Growth     Growth     Growth
                                                    Rate       Rate       Rate
Ticker              Short Name                       (%)        (%)        (%)
----------------------------------------------------------------------------------
PFSB       PennFed Financial Services Inc           17.42      17.62     11.97
PFSL       Pocahontas Bancorp Inc.                   6.84      22.20     21.50
PHBK       Peoples Heritage Finl Group              17.46      23.12     12.36
PHFC       Pittsburgh Home Financial Corp           45.37      20.22      6.98
PHSB       Peoples Home Savings Bk (MHC)             5.58      (3.15)    (2.06)
PLSK       Pulaski Savings Bank (MHC)                5.88      (0.54)     9.55
PRBC       Prestige Bancorp Inc.                    21.32      20.02      9.80
PROV       Provident Financial Holdings             32.57      27.82     14.42
PSBI       PSB Bancorp Inc.                         19.75      21.09     22.79
PSFC       Peoples-Sidney Financial Corp.            2.68       5.77      2.61
PSFI       PS Financial Inc.                         2.83      30.59     (1.86)
PTRS       Potters Financial Corp.                   5.74      23.23      2.11
PULB       Pulaski Bank, FSB (MHC)                   3.71       0.36      4.23
PULS       Pulse Bancorp                             4.59      21.79      5.24
PVFC       PVF Capital Corp.                        16.14       8.28     19.41
PVSA       Parkvale Financial Corp.                 10.51      16.67      7.74
PWBK       Pennwood Bancorp Inc.                    (7.80)     24.78     (0.18)
QCBC       Quaker City Bancorp Inc.                 10.74       8.13      5.01
QCFB       QCF Bancorp Inc.                         (3.98)      6.32      1.82
QCSB       Queens County Bancorp Inc.               16.92      14.78      0.41
RARB       Raritan Bancorp Inc.                     14.54      19.44      5.12
RCBK       Richmond County Financial Corp           60.65      29.90      7.49
RELI       Reliance Bancshares Inc.                (10.04)     (6.42)    (1.51)
RELY       Reliance Bancorp Inc.                    25.75       7.02     13.39
RIVR       River Valley Bancorp                     (3.39)      1.20     (4.80)
ROSE       TR Financial Corp.                       15.88      20.38    (11.63)
RSLN       Roslyn Bancorp Inc.                      21.97      78.62     14.86
RVSB       Riverview Bancorp Inc.                   16.96       6.54      8.99
SBAN       SouthBanc Shares Inc.                    43.50      19.25      5.33
SBFL       Finger Lakes Financial (MHC)             18.72      34.77      7.51
SBOS       Boston Bancorp (The)                    (15.43)    (13.03)     0.65
SCBS       Southern Community Bancshares            (3.48)     12.39      1.46
SCCB       S. Carolina Community Bancshrs            2.99       0.14     11.68
SFED       SFS Bancorp Inc.                          3.03      13.77      3.30
SFFC       StateFed Financial Corp.                  4.81       1.15      6.61
SFIN       Statewide Financial Corp.                (2.46)      1.25     -1.78
SFSL       Security First Corp.                      6.62       7.97      9.94
SGVB       SGV Bancorp Inc.                         (0.24)      4.00      2.41
SHSB       SHS Bancorp Inc.                          6.76       2.81      1.45
SIB        Staten Island Bancorp Inc.               57.08      23.59      0.75
SISB       SIS Bancorp Inc.                          8.64       9.16      7.76
SKAN       Skaneateles Bancorp Inc.                  7.68       2.38      8.46
SKBO       First Carnegie Deposit (MHC)             (1.04)     10.67     (1.66)
SMBC       Southern Missouri Bancorp Inc.           (2.79)     10.96     (7.93)
SOBI       Sobieski Bancorp Inc.                    13.17      25.46      1.90
SOPN       First Savings Bancorp Inc.                3.36       8.22      3.72
SPBC       St. Paul Bancorp Inc.                    (1.01)      4.01     (0.24)
SRN        Southern Banc Co.                        (0.33)     13.72     (0.96)
SSB        Scotland Bancorp Inc.                   (12.09)     (7.86)     5.50
SSFC       South Street Financial Corp.            (15.75)     (2.95)     4.22
SSM        Stone Street Bancorp Inc.                 5.78      14.13      3.07
STFR       St. Francis Capital Corp.                 6.68      16.19      7.10
STSA       Sterling Financial Corp.                 23.15      28.56     57.62
SVRN       Sovereign Bancorp Inc.                   39.97      23.81     24.33
SWCB       Sandwich Bancorp Inc.                     5.80       2.61     10.69
SZB        SouthFirst Bancshares Inc.               67.53      40.54     98.58
TBFC       Telebanc Financial Corp.                 50.30      34.56     53.16
THR        Three Rivers Financial Corp.              3.95       0.50      1.94
THRD       TF Financial Corp.                        7.58     (24.66)    (2.65)



                                                                     Market Data as of The Most Recent Quarter
                                                    -------------------------------------------------------------------------

                                                      MRQ          MRQ         MRQ        MRQ     MRQ Publicly  MRQ Tangible
                                                     Market       Price       Price      Price      Reported    Publicly Rep
                                                     Value      Per Share     High        Low      Book Value    Book Value
Ticker              Short Name                        ($)          ($)         ($)        ($)         ($)            ($)
-----------------------------------------------------------------------------------------------------------------------------
PFSB       PennFed Financial Services Inc            113.14       16.56       19.000      13.563       11.870        10.33
PFSL       Pocahontas Bancorp Inc.                    56.82        9.75        11.43       5.156         8.74         8.46
PHBK       Peoples Heritage Finl Group             1,436.29       23.63       26.500      18.125        8.260         6.86
PHFC       Pittsburgh Home Financial Corp             24.95       16.75       20.813      15.000       13.120        12.98
PHSB       Peoples Home Savings Bk (MHC)              39.33       18.38       22.125      13.625       10.400        10.40
PLSK       Pulaski Savings Bank (MHC)                 24.77       15.88       24.500      13.250       10.530        10.53
PRBC       Prestige Bancorp Inc.                      13.49       18.25       22.065      13.587       15.140        15.14
PROV       Provident Financial Holdings               70.54       20.75       24.250      16.750       17.850        17.85
PSBI       PSB Bancorp Inc.                           23.26       10.11       11.274       5.637           NA           NA
PSFC       Peoples-Sidney Financial Corp.             29.29       17.88       24.375      13.625       11.960        11.96
PSFI       PS Financial Inc.                          22.16       13.38       22.375      12.750       11.280        11.28
PTRS       Potters Financial Corp.                    12.83       17.25       22.250      10.500       11.490        11.49
PULB       Pulaski Bank, FSB (MHC)                    45.28       37.19       51.000      17.750       11.870        11.87
PULS       Pulse Bancorp                              85.03       27.75       29.750      20.000       14.710        14.71
PVFC       PVF Capital Corp.                          45.89       17.33       18.833      11.137        7.820         7.82
PVSA       Parkvale Financial Corp.                  143.54       32.25       34.250      21.400       16.250        16.17
PWBK       Pennwood Bancorp Inc.                       6.80       13.50       17.438      11.063       12.340        12.34
QCBC       Quaker City Bancorp Inc.                   84.86       18.40       20.000      14.050       13.260        13.26
QCFB       QCF Bancorp Inc.                           36.00       30.50       31.750      21.250       19.930        19.93
QCSB       Queens County Bancorp Inc.                553.79       29.08       31.417      19.861        8.710         8.71
RARB       Raritan Bancorp Inc.                       75.95       30.25       30.250      19.500       13.420        13.26
RCBK       Richmond County Financial Corp            363.32       18.69       19.750      15.688       12.440        12.40
RELI       Reliance Bancshares Inc.                   21.26        8.25       10.125       8.000        9.340         9.34
RELY       Reliance Bancorp Inc.                     245.20       38.31       42.250      27.688       20.370        14.21
RIVR       River Valley Bancorp                       17.26       19.13       20.750      15.500       15.530        15.34
ROSE       TR Financial Corp.                        419.78       41.88       44.750      23.000       15.420        15.42
RSLN       Roslyn Bancorp Inc.                       641.70       22.31       30.500      20.156       14.360        14.30
RVSB       Riverview Bancorp Inc.                     85.06       16.63       19.125       8.281       10.610        10.28
SBAN       SouthBanc Shares Inc.                      72.13       19.38       23.758      10.608       17.720        17.72
SBFL       Finger Lakes Financial (MHC)               39.27       18.63       24.750       8.625        6.120         6.12
SBOS       Boston Bancorp (The)                          NA       41.75       44.000      28.750       40.290        40.29
SCBS       Southern Community Bancshares              15.92       14.75       20.750      14.625       10.360        10.36
SCCB       S. Carolina Community Bancshrs              9.71       21.63       25.250      18.500       16.280        16.28
SFED       SFS Bancorp Inc.                           32.93       23.00       27.250      16.875       18.130        18.13
SFFC       StateFed Financial Corp.                   15.93       14.00       15.000       9.500       10.270        10.27
SFIN       Statewide Financial Corp.                  75.21       21.00       26.688          18        14.51        14.49
SFSL       Security First Corp.                      153.80       25.75       27.875      14.667        8.770         8.66
SGVB       SGV Bancorp Inc.                           27.88       17.75       19.375       13.75        13.73        13.57
SHSB       SHS Bancorp Inc.                           14.55       17.00       18.000      14.750       14.930        14.93
SIB        Staten Island Bancorp Inc.                772.86       22.75       23.625      18.813       15.750        15.36
SISB       SIS Bancorp Inc.                          243.85       38.75       44.500      27.625       18.570        18.57
SKAN       Skaneateles Bancorp Inc.                   19.50       18.50       22.250      13.833       12.700        12.40
SKBO       First Carnegie Deposit (MHC)               25.88       19.00       21.000      13.250       10.630        10.63
SMBC       Southern Missouri Bancorp Inc.             22.94       22.00        23.25          17        16.24        16.24
SOBI       Sobieski Bancorp Inc.                      11.73       18.75       24.250      14.750       18.020        18.02
SOPN       First Savings Bancorp Inc.                 82.87       24.50       26.000      20.000       18.730        18.73
SPBC       St. Paul Bancorp Inc.                     841.79       22.59       28.500      22.000       12.750        12.70
SRN        Southern Banc Co.                          16.69       15.50       19.125      15.250       15.090        14.98
SSB        Scotland Bancorp Inc.                      21.17        8.25       19.250       8.125        7.960         7.96
SSFC       South Street Financial Corp.               38.58        9.94       20.000       8.625        8.500         8.50
SSM        Stone Street Bancorp Inc.                  27.73       19.38       22.500      19.250       16.640        16.64
STFR       St. Francis Capital Corp.                 182.71       38.75       50.750      33.875       25.780        23.06
STSA       Sterling Financial Corp.                  121.69       22.75       27.625      17.625       13.900         5.47
SVRN       Sovereign Bancorp Inc.                  1,785.36       16.34       22.188      12.240        7.020         6.19
SWCB       Sandwich Bancorp Inc.                     116.99       63.50       64.500      30.250       21.810        21.20
SZB        SouthFirst Bancshares Inc.                 15.96       19.00       22.750      15.875       16.750        16.33
TBFC       Telebanc Financial Corp.                  166.91       14.00       14.000       7.875        6.710         6.25
THR        Three Rivers Financial Corp.               12.73       19.38       23.500      15.625       16.200        16.15
THRD       TF Financial Corp.                         55.85       25.63       30.000      19.125       17.840        15.14

                                                                       Exhibit 5

                                               Selected Data on all Public Thrifts
                                                               Income Statement as of The Most Recent Quarter
                                            ----------------------------------------------------------------------------------------
                                            Net     Interest   Interest  Net Interest Noninterest Noninterest
                                          Interest  Income/    Expense/    Income/      Income/     Expense/     Efficiency Overhead
                                           Margin  Avg Assets Avg Assets Avg Assets   Avg Assets   Avg Assets       Ratio     Ratio
Ticker              Short Name              (%)        (%)        (%)        (%)          (%)          (%)           (%)       (%)
------------------------------------------------------------------------------------------------------------------------------------
THTL       Thistle Group Holdings Co.         NA       NA           NA        NA           NA           NA             NA        NA
TRIC       Tri-County Bancorp Inc.          3.20     7.37         4.25      3.12         0.16         1.89          57.48     55.35
TSBK       Timberland Bancorp Inc.          4.96     8.18         3.44      4.74         0.48         2.47          47.25     41.88
TSBS       Peoples Bancorp Inc.             3.83     6.80         3.17      3.64         0.44         2.12          48.94     42.72
TSH        Teche Holding Co.                3.44     7.52         4.18      3.34         0.81         2.67          64.73     56.15
TWIN       Twin City Bancorp                4.01     7.78         3.97      3.81         0.34         2.59          62.55     59.16
UBMT       United Financial Corp.           3.64     7.27         3.75      3.52         1.41         2.71          54.18     35.81
UCBC       Union Community Bancorp            NA       NA           NA        NA           NA           NA             NA        NA
UCFC       United Community Finl Corp.        NA       NA           NA        NA           NA           NA             NA        NA
UFBS       Union Financial Bcshs Inc.       3.37     7.41         4.22      3.19         0.53         2.51          64.16     58.23
UFRM       United Federal Savings Bank      4.01     8.37         4.61      3.75         0.87         3.38          71.94     65.45
UPFC       United PanAm Financial Corp.       NA       NA           NA        NA           NA           NA             NA        NA
USAB       USABancshares Inc.               5.00     9.73         4.91      4.82         0.55         3.38          62.46     58.19
UTBI       United Tennessee Bankshares      3.86     7.41         3.57      3.85         0.23         1.83          44.90     41.59
WAMU       Washington Mutual Inc.           2.96     7.41         4.57      2.84         0.82         1.87          49.23     34.64
WAYN       Wayne Savings Bancshares (MHC)   3.34     7.59         4.38      3.22         0.25         2.46          71.10     68.87
WBST       Webster Financial Corp.          2.86     6.85         4.12      2.72         0.53         1.93          55.88     47.34
WCBI       Westco Bancorp Inc.              3.60     7.56         4.06      3.49         0.25         1.54          41.34     37.17
WCFB       Webster City Federal SB (MHC)    3.57     7.08         3.57      3.50         0.24         1.50          39.99     35.96
WEBK       West Essex Bancorp (MHC)           NA       NA           NA        NA           NA           NA             NA        NA
WEFC       Wells Financial Corp.            3.41     7.66         4.29      3.37         0.72         2.16          52.80     42.76
WEHO       Westwood Homestead Fin. Corp.    3.65     7.92         4.33      3.59         0.11         2.29          62.06     60.94
WES        Westcorp                         3.35     7.19         4.37      2.81         2.69         6.40         116.81    132.86
WFI        Winton Financial Corp.           3.10     7.94         4.89      3.05         0.16         1.84          56.86     54.58
WFSL       Washington Federal Inc.          3.77     8.23         4.55      3.68         0.09         0.78          18.33     16.23
WHGB       WHG Bancshares Corp.             3.56     7.23         3.82      3.41         0.12         2.37          67.03     65.87
WOFC       Western Ohio Financial Corp.     2.95     7.34         4.51      2.82         0.20         2.41          75.99     74.28
WRNB       Warren Bancorp Inc.              4.95     7.93         3.18      4.74         0.24         2.62          52.20     49.79
WSB        Washington Savings Bank, FSB     2.40     7.91         5.62      2.30         0.36         1.83          70.05     65.29
WSBI       Warwick Community Bancorp        4.50     7.32         3.07      4.25         0.71         3.19          64.29     58.33
WSFS       WSFS Financial Corp.             2.89     7.26         4.68      2.58         1.45         2.44          58.35     34.94
WSTR       WesterFed Financial Corp.        3.44     7.35         4.17      3.18         0.72         2.63          63.90     55.70
WVFC       WVS Financial Corp.              3.60     7.61         4.05      3.56         0.14         1.67          45.21     43.07
WYNE       Wayne Bancorp Inc.               3.47     7.30         3.93      3.37         0.26         2.38          65.76     63.15
YFCB       Yonkers Financial Corp.          3.52     7.31         3.85      3.46         0.29         2.23          59.03     55.63
YFED       York Financial Corp.             3.28     7.46         4.37      3.09         0.45         2.17          61.68     56.14
-----------------------------------------------------------------------------------------------------------------------------------
           Average                          3.45     7.43         4.12      3.31         0.48         2.32          60.84     55.57


                                                Balance Sheet Growth as of the MRQ
                                                ----------------------------------
                                                   Asset       Loan     Deposit
                                                   Growth     Growth     Growth
                                                    Rate       Rate       Rate
Ticker              Short Name                       (%)        (%)        (%)
----------------------------------------------------------------------------------
THTL       Thistle Group Holdings Co.                 NA         NA        NA
TRIC       Tri-County Bancorp Inc.                 (3.25)      9.91     (2.66)
TSBK       Timberland Bancorp Inc.                 27.61       0.62     (1.19)
TSBS       Peoples Bancorp Inc.                    38.43      13.35      1.45
TSH        Teche Holding Co.                        1.52       2.11      1.60
TWIN       Twin City Bancorp                        3.04       7.28     (1.11)
UBMT       United Financial Corp.                  94.46     281.52     96.85
UCBC       Union Community Bancorp                    NA         NA        NA
UCFC       United Community Finl Corp.                NA         NA        NA
UFBS       Union Financial Bcshs Inc.               6.90      11.11     11.53
UFRM       United Federal Savings Bank              9.58      16.14      7.80
UPFC       United PanAm Financial Corp.               NA         NA        NA
USAB       USABancshares Inc.                     178.84     283.29    133.54
UTBI       United Tennessee Bankshares                NA         NA        NA
WAMU       Washington Mutual Inc.                  11.74       8.40     (2.52)
WAYN       Wayne Savings Bancshares (MHC)           2.03      (1.08)     2.16
WBST       Webster Financial Corp.                 11.12      (0.42)    (0.40)
WCBI       Westco Bancorp Inc.                      2.79       4.44      1.68
WCFB       Webster City Federal SB (MHC)            2.53       2.43      0.89
WEBK       West Essex Bancorp (MHC)                   NA         NA        NA
WEFC       Wells Financial Corp.                   (6.61)     (7.87)     6.09
WEHO       Westwood Homestead Fin. Corp.           (6.18)      8.26      1.68
WES        Westcorp                                (0.39)    (14.28)    (0.12)
WFI        Winton Financial Corp.                  12.97         NA      8.44
WFSL       Washington Federal Inc.                 (3.50)     (0.53)     4.66
WHGB       WHG Bancshares Corp.                    31.66      (3.53)    22.35
WOFC       Western Ohio Financial Corp.            (9.89)    (18.10)     6.57
WRNB       Warren Bancorp Inc.                      5.62       8.96      5.09
WSB        Washington Savings Bank, FSB             5.89      (9.53)     8.02
WSBI       Warwick Community Bancorp               43.22      53.47      0.68
WSFS       WSFS Financial Corp.                     2.86     (19.07)     4.07
WSTR       WesterFed Financial Corp.                6.96       4.30      0.88
WVFC       WVS Financial Corp.                      0.80      (0.34)    (1.88)
WYNE       Wayne Bancorp Inc.                       5.48      12.64     12.36
YFCB       Yonkers Financial Corp.                 39.39      97.68     13.77
YFED       York Financial Corp.                     5.75      (3.09)     7.32
-----------------------------------------------------------------------------------
           Average                                 13.31      15.00      9.59


                                                                 Market Data as of The Most Recent Quarter
                                                -------------------------------------------------------------------------

                                                  MRQ          MRQ         MRQ        MRQ     MRQ Publicly  MRQ Tangible
                                                 Market       Price       Price      Price      Reported    Publicly Rep
                                                 Value      Per Share     High        Low      Book Value    Book Value
Ticker              Short Name                    ($)          ($)         ($)        ($)         ($)            ($)
-------------------------------------------------------------------------------------------------------------------------
THTL       Thistle Group Holdings Co.            79.87          NA          NA          NA            NA           NA
TRIC       Tri-County Bancorp Inc.               14.01       12.50       16.500      10.625       12.190        12.19
TSBK       Timberland Bancorp Inc.               74.99       16.50       18.500      14.500       12.880        12.88
TSBS       Peoples Bancorp Inc.                 315.60       10.00       11.832       5.066        9.400         9.12
TSH        Teche Holding Co.                     46.43       19.63       23.500      17.500       16.600        16.60
TWIN       Twin City Bancorp                     15.98       13.38       15.500      12.833       11.290        11.29
UBMT       United Financial Corp.                38.00       28.25       31.500      25.625       17.830        17.23
UCBC       Union Community Bancorp               35.74       14.5            NA          NA       14.310        14.31
UCFC       United Community Finl Corp.          455.97          NA           NA          NA           NA           NA
UFBS       Union Financial Bcshs Inc.            17.86       17.25       18.000      10.333       11.560           NA
UFRM       United Federal Savings Bank           56.64       18.00       21.000      10.500        7.130         7.13
UPFC       United PanAm Financial Corp.          88.53       10.25           NA          NA        4.750         4.73
USAB       USABancshares Inc.                    17.02       10.97       11.625       5.555        6.210         6.17
UTBI       United Tennessee Bankshares           15.64       13.66       16.000      13.625       13.830        13.83
WAMU       Washington Mutual Inc.            11,471.83       43.44       50.917      36.750       14.890        14.01
WAYN       Wayne Savings Bancshares (MHC)        44.76       26.00       30.000      15.455        9.940         9.94
WBST       Webster Financial Corp.              833.44       33.25       36.250      22.000       14.310        12.13
WCBI       Westco Bancorp Inc.                   76.45       28.50       30.500      25.500       20.180        20.18
WCFB       Webster City Federal SB (MHC)         32.24       19.25       22.000      15.625       10.750        10.75
WEBK       West Essex Bancorp (MHC)              41.97          NA           NA          NA           NA           NA
WEFC       Wells Financial Corp.                 29.37       21.13       22.000      15.000       15.430        15.43
WEHO       Westwood Homestead Fin. Corp.         26.87       12.63       18.125      11.875       10.16         10.16
WES        Westcorp                             202.94       13.75       23.500      11.500       12.600        12.57
WFI        Winton Financial Corp.                50.18       16.25       20.625       6.250        6.490         6.39
WFSL       Washington Federal Inc.            1,272.11       27.63       30.285      23.239       14.730        13.68
WHGB       WHG Bancshares Corp.                  15.80       15.75       19.000      15.000       14.520        14.52
WOFC       Western Ohio Financial Corp.          46.67       24.75       29.250      21.250       22.580        21.12
WRNB       Warren Bancorp Inc.                   71.19       13.25       14.375       8.625        5.020         5.02
WSB        Washington Savings Bank, FSB          19.34        7.94        9.500       4.875        5.210         5.21
WSBI       Warwick Community Bancorp             80.93       17.00       18.000      15.375       13.040        13.04
WSFS       WSFS Financial Corp.                 191.00       20.50       23.875      13.500        7.620         7.58
WSTR       WesterFed Financial Corp.            108.98       24.50       27.000      20.125       19.640        16.01
WVFC       WVS Financial Corp.                   55.39       16.00       20.125      12.875        9.120         9.12
WYNE       Wayne Bancorp Inc.                    57.63       30.38       32.000      19.000       17.470        17.47
YFCB       Yonkers Financial Corp.               40.21       19.25       22.000      15.250       14.910        14.91
YFED       York Financial Corp.                 159.18       20.88       27.250      15.600       12.180        12.18
---------------------------------------------------------------------------------------------------------------------
           Average                              178.53       20.93       24.45       15.57        13.60         13.17

                                                                       EXHIBIT 5

                      SELECTED DATA ON ALL PUBLIC THRIFTS

                                                               Income Statement as of The Most Recent Quarter
                                            ---------------------------------------------------------------------------------------
                                            Net     Interest   Interest  Net Interest Noninterest Noninterest
                                          Interest  Income/    Expense/    Income/      Income/     Expense/    Efficiency Overhead
                                           Margin  Avg Assets Avg Assets Avg Assets   Avg Assets   Avg Assets      Ratio     Ratio
Ticker              Short Name              (%)        (%)        (%)        (%)          (%)          (%)          (%)       (%)
-----------------------------------------------------------------------------------------------------------------------------------
                Comparable Thrift Data
ANDB       Andover Bancorp Inc.            3.17       7.20       4.14        3.06         0.36        1.74        50.18     44.38
EBSI       Eagle Bancshares                3.68       8.05       4.66        3.39         1.64        3.49        75.58     63.76
FAB        FIRSTFED AMERICA BANCORP INC.   2.81       6.96       4.29        2.67         0.40        2.08        67.44     62.53
FNGB       First Northern Capital Corp.    3.19       7.27       4.20        3.07         0.46        2.04        57.92     51.58
FWWB       First Washington Bancorp Inc.   3.70       7.83       4.30        3.53         0.31        1.99        49.10     44.63
KFBI       Klamath First Bancorp           3.35       6.98       3.79        3.19         0.25        1.94        51.58     47.84
MDBK       Medford Bancorp Inc.            3.23       6.93       3.83        3.10         0.25        1.68        46.95     42.67
MECH       MECH Financial Inc.             3.63       6.98       3.58        3.40         0.84        2.51        59.79     49.83
WSTR       WesterFed Financial Corp.       3.44       7.35       4.17        3.18         0.72        2.63        63.90     55.70
YFED       York Financial Corp.            3.28       7.46       4.37        3.09         0.45        2.17        61.68     56.14
-----------------------------------------------------------------------------------------------------------------------------------
           Average                         3.35       7.30       4.13        3.17         0.57        2.23        58.41     51.91
           Median                          3.32       7.24       4.19        3.14         0.43        2.06        58.86     50.71
           Maximum                         3.70       8.05       4.66        3.53         1.64        3.49        75.58     63.76
           Minimum                         2.81       6.93       3.58        2.67         0.25        1.68        46.95     42.67

           Community Savings Bankshares,
            Inc.                           3.47       7.17       3.92        3.25         0.94        2.63        70.69     52.04

           Variance to the Comparable
            Median                         0.16      (0.06)     (0.27)       0.11         0.51        0.57        11.84      1.33



                                                Balance Sheet Growth as of the MRQ
                                                ----------------------------------
                                                   Asset       Loan     Deposit
                                                   Growth     Growth     Growth
                                                    Rate       Rate       Rate
Ticker              Short Name                       (%)        (%)        (%)
----------------------------------------------------------------------------------

                Comparable Thrift Data
ANDB       Andover Bancorp Inc.                     11.30      16.14      5.63
EBSI       Eagle Bancshares                         32.03      41.62     37.80
FAB        FIRSTFED AMERICA BANCORP INC.            28.88       2.04     (4.34)
FNGB       First Northern Capital Corp.              8.26       7.44      6.26
FWWB       First Washington Bancorp Inc.            26.80      31.56     35.09
KFBI       Klamath First Bancorp                    38.57      20.59     63.20
MDBK       Medford Bancorp Inc.                      5.85       1.09      1.07
MECH       MECH Financial Inc.                      15.92      10.27      3.83
WSTR       WesterFed Financial Corp.                 6.96       4.30      0.88
YFED       York Financial Corp.                      5.75      (3.09)     7.32
---------------------------------------------------------------------------------
           Average                                  18.03      13.20     15.67
           Median                                   13.61       8.86      5.95
           Maximum                                  38.57      41.62     63.20
           Minimum                                   5.75      (3.09)    (4.34)

           Community Savings Bankshares,            12.60      33.50      8.60
            Inc.
                                                    (1.01)     24.65      2.65
           Variance to the Comparable
            Median

                                                                  Market Data as of The Most Recent Quarter
                                                 ----------------------------------------------------------------------------

                                                     MRQ          MRQ          MRQ        MRQ     MRQ Publicly  MRQ Tangible
                                                    Market       Price        Price      Price      Reported    Publicly Rep
                                                    Value      Per Share      High        Low      Book Value    Book Value
Ticker              Short Name                       ($)          ($)          ($)        ($)         ($)            ($)
-----------------------------------------------------------------------------------------------------------------------------

                Comparable Thrift Data
ANDB       Andover Bancorp Inc.                     183.89       34.250      37.750      23.700       17.61         17.61
EBSI       Eagle Bancshares                         104.58       24.000      27.250      16.125       13.36         13.36
FAB        FIRSTFED AMERICA BANCORP INC.            102.16       19.375      23.250      17.625       15.76         15.76
FNGB       First Northern Capital Corp.              93.02       13.375      14.000      11.000        8.49          8.49
FWWB       First Washington Bancorp Inc.            262.05       22.955      25.966      19.659       16.35         13.51
KFBI       Klamath First Bancorp                    163.63       19.063      24.250      18.625       16.02         14.67
MDBK       Medford Bancorp Inc.                     144.78       20.500      22.125      14.625       11.39         10.81
MECH       MECH Financial Inc.                      124.44       29.000      31.500      18.875       17.51         17.51
WSTR       WesterFed Financial Corp.                108.98       24.500      27.000      20.125       19.64         16.01
YFED       York Financial Corp.                     159.18       20.875      27.250      15.600       12.18         12.18
-------------------------------------------------------------------------------------------------------------------------
           Average                                  144.67        22.79       26.03       17.60       14.83         13.99
           Median                                   134.61        21.92       26.48       18.13       15.89         14.09
           Maximum                                  262.05        34.25       37.75       23.70       19.64         17.61
           Minimum                                   93.02        13.38       14.00       11.00        8.49          8.49

           Community Savings Bankshares, Inc.        12.22        10.00          NA          NA       10.49         10.49

           Variance to the Comparable Median       (122.39)      (11.92)         NA          NA       (5.40)        (3.60)

          EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                                    Dividends           Current Pricing Data as of 10/05/98
                                             ----------------------- -----------------------------------------
                                             Current  LTM Dividend    Price/
                                             Dividend    Payout        LTM       Price/   Price/        Price/
                                              Yield       Ratio      Core EPS    Assets  Earnings      LTM EPS
Ticker      Short Name                          ($)       (%)          (X)        (%)       (X)          (X)
------------------------------------------   ----------------------- -----------------------------------------
%CCMD      Chevy Chase Bank FSB                    NA        NA          NA         NA         NA          NA
AABC       Access Anytime Bancorp Inc.              -      0.00        7.39       8.46      33.85        6.66
ABBK       Abington Bancorp Inc.                 1.36     25.64       16.76       9.54      12.29       12.61
ABCL       Alliance Bancorp                      2.44     34.38       12.24       9.95      32.14       14.06
ABCW       Anchor BanCorp Wisconsin              1.03     14.35       19.50      16.91      14.77       16.96
AFBC       Advance Financial Bancorp             2.29     37.65       18.92      12.64      21.88       16.47
AFED       AFSALA Bancorp Inc.                   2.02     30.77       16.32      10.94      38.54       17.79
AHCI       Ambanc Holding Co.                    1.85     41.51       22.81       9.44     108.33       24.53
ALBC       Albion Banc Corp.                     1.55     32.67       16.15       7.87      16.15       15.20
ALBK       ALBANK Financial Corp.                1.77     23.15       14.67      15.16      16.01       14.62
ALLB       Alliance Bank (MHC)                      -     58.06       22.38      16.37      21.68       22.38
AMFC       AMB Financial Corp.                   1.87     28.42       24.59      12.34      34.09       15.79
ANA        Acadiana Bancshares Inc.              2.48     34.43       15.57      14.91      16.44       14.55
ANDB       Andover Bancorp Inc.                  2.54     26.38       12.39      13.21       9.09       12.07
ANE        Alliance Bncp of New England          2.08     14.80       21.88       9.51      10.03       10.69
ASBI       Ameriana Bancorp                      3.53     55.17       18.13      15.71      16.18       15.63
ASBP       ASB Financial Corp.                   3.56    358.21       16.79      15.99      14.80       16.79
ASFC       Astoria Financial Corp.               2.25     21.34       11.91       8.14      10.44       10.82
ATSB       AmTrust Capital Corp.                 1.29     35.09          62      11.45      29.81       27.19
AVND       Avondale Financial Corp.                 -      0.00          NM       5.99       4.63          NM
BANC       BankAtlantic Bancorp Inc.             1.54        NM       21.67       6.35      10.83        9.70
BCSB       BCSB Bankcorp Inc. (MHC)                 -        NA          NA         NA         NA          NA
BDJI       First Federal Bancorp.                   -      0.00       14.03      11.32      12.28       14.18
BFD        BostonFed Bancorp Inc.                2.41     24.03       15.99       8.47      12.59       12.89
BFFC       Big Foot Financial Corp.                 -      0.00       40.45      16.59      30.34       29.72
BFSB       Bedford Bancshares Inc.               2.88     38.16       14.64      16.36      12.64       14.64
BKC        American Bank of Connecticut          4.27     45.25       12.42      12.82       9.97       10.47
BKCT       Bancorp Connecticut Inc.              3.27     44.78       16.67      17.04      13.31       14.35
BKUNA      BankUnited Financial Corp.               -      0.00       32.37       4.50      32.37       19.28
BNKU       Bank United Corp.                     1.98     18.13       10.02       7.78       10.9        9.43
BPLS       Bank Plus Corp.                          -      0.00        7.95       1.98         NM       11.82
BRBI       Blue River Bancshares Inc.               -        NA          NA         NA         NM          NA
BRKL       Brookline Bancorp (MHC)               1.80        NA          NA      38.64      15.41          NA
BTHL       Bethel Bancorp                        2.56     20.83       16.89       6.89      16.45       13.02
BVCC       Bay View Capital Corp.                2.60     46.91       10.68       5.45      15.38       18.98
BWFC       Bank West Financial Corp.                -     66.67       26.47      13.01      75.00       27.27
BYFC       Broadway Financial Corp.              2.29     30.36       39.77       5.93      24.31       14.34
BYS        Bay State Bancorp                        -        NA          NA      19.39      25.00          NA
CAFI       Camco Financial Corp.                 2.56     28.87       17.39      14.91      12.90       12.60
CASB       Cascade Financial Corp.                  -      0.00       17.91      11.53      14.29       16.00
CASH       First Midwest Financial Inc.          2.67     43.27       19.35      11.17      13.64       17.31
CATB       Catskill Financial Corp.              2.85     34.07       14.44      18.84      13.54       14.29
CAVB       Cavalry Bancorp Inc.                  1.08        NA          NA      41.04      21.02          NA
CBCI       Calumet Bancorp Inc.                     -      0.00       10.68      19.18      18.29       10.75
CBES       CBES Bancorp Inc.                     2.70     37.84       22.19      13.48      13.45       15.99
CBK        Citizens First Financial Corp.           -      0.00       37.21      14.38      23.53       20.78
CBSA       Coastal Bancorp Inc.                  2.07     16.16        7.64       3.93       7.60        7.83
CEBK       Central Co-operative Bank             1.73     20.13       15.42       9.52      13.60       11.64
CENB       Century Bancorp Inc.                  5.04        NM       12.86      17.71      12.98       12.74
CFB        Commercial Federal Corp.              1.07     13.07       10.31       9.80      11.99       12.73
CFCP       Coastal Financial Corp.               1.65     26.46       20.48      17.24      15.74       16.50
CFFC       Community Financial Corp.                -     40.58       18.94      17.53      16.45       18.12
CFKY       Columbia Financial of Kentucky        2.15        NA          NA      29.19         NA          NA
CFNC       Carolina Fincorp Inc.                 2.74        NM       12.87      14.64      10.94       14.34
CFSB       CFSB Bancorp Inc.                     2.43     34.35       17.67      20.59      14.44       15.95
CFTP       Community Federal Bancorp             2.25     47.01       24.57      23.81      16.96       21.27
CIBI       Community Investors Bancorp           2.00     31.35       17.65      14.82      18.75       17.65
CITZ       CFS Bancorp Inc.                      3.30        NA          NA         NA         NA          NA
CKFB       CKF Bancorp Inc.                      3.27     50.00        16.5      22.17      18.75       16.50
CLAS       Classic Bancshares Inc.               2.21     35.44       23.77      13.66      22.66       18.35
CMRN       Cameron Financial Corp                1.68     27.72       16.63      18.33      14.84       16.46
CMSB       Commonwealth Bancorp Inc.             2.29     34.88       23.33       9.15      35.00       16.28
CMSV       Community Savings Bnkshrs(MHC)        4.74     89.11       20.43      12.66      19.00       18.81
CNIT       CENIT Bancorp Inc.                    2.24     28.20       14.90       13.7      14.42       13.75



                                          Current Pricing Data as of 10/05/98    Productivity
                                          -----------------------------------  -----------------
                                             Price/    Price/Tang                 Full Time
                                          Publicly Rep Publicly Rep                Equivalent
                                          Book Value    Book Value                 Employees
Ticker            Short Name                 (%)          (%)                    Most Recent Qtr
---------------------------------------   ------------------------------------------------------
%CCMD      Chevy Chase Bank FSB                 NA          NA                      4545
AABC       Access Anytime Bancorp Inc.      106.77      106.77                        NA
ABBK       Abington Bancorp Inc.            149.75      164.25                       185
ABCL       Alliance Bancorp                 113.92      114.87                       580
ABCW       Anchor BanCorp Wisconsin         265.31      269.34                       526
AFBC       Advance Financial Bancorp         96.69       96.69                        50
AFED       AFSALA Bancorp Inc.               85.49       85.49                        50
AHCI       Ambanc Holding Co.                91.42       91.42                       183
ALBC       Albion Banc Corp.                 92.59       92.59                        27
ALBK       ALBANK Financial Corp.           165.07      208.52                      1470
ALLB       Alliance Bank (MHC)              153.15      153.15                        75
AMFC       AMB Financial Corp.               97.28       97.28                        NA
ANA        Acadiana Bancshares Inc.         101.31      101.31                        80
ANDB       Andover Bancorp Inc.             161.13      161.13                       282
ANE        Alliance Bncp of New England     121.84      124.51                        88
ASBI       Ameriana Bancorp                 129.19      131.53                       160
ASBP       ASB Financial Corp.              128.42      128.42                        23
ASFC       Astoria Financial Corp.          105.53       147.3                      1467
ATSB       AmTrust Capital Corp.            105.73      106.82                        NA
AVND       Avondale Financial Corp.          71.70       71.70                        NA
BANC       BankAtlantic Bancorp Inc.         93.39      120.82                      1153
BCSB       BCSB Bankcorp Inc. (MHC)             NA          NA                        NA
BDJI       First Federal Bancorp.           108.27      108.27                        40
BFD        BostonFed Bancorp Inc.           102.75      106.43                       275
BFFC       Big Foot Financial Corp.          96.06       96.06                        55
BFSB       Bedford Bancshares Inc.          123.34      123.34                        40
BKC        American Bank of Connecticut     148.22      152.81                       131
BKCT       Bancorp Connecticut Inc.         172.23      172.23                       119
BKUNA      BankUnited Financial Corp.        88.08      105.38                       344
BNKU       Bank United Corp.                152.19      167.53                      1814
BPLS       Bank Plus Corp.                   45.81       49.94                       694
BRBI       Blue River Bancshares Inc.           NA          NA                        NA
BRKL       Brookline Bancorp (MHC)          117.15      117.15                        98
BTHL       Bethel Bancorp                    91.17      108.60                        NA
BVCC       Bay View Capital Corp.            79.13      122.02                       962
BWFC       Bank West Financial Corp.        101.47      101.47                        66
BYFC       Broadway Financial Corp.          62.41       62.41                        NA
BYS        Bay State Bancorp                 80.76       80.76                        84
CAFI       Camco Financial Corp.            150.80      160.32                       228
CASB       Cascade Financial Corp.          162.82      162.82                       144
CASH       First Midwest Financial Inc.     109.76      122.87                       108
CATB       Catskill Financial Corp.          82.70       82.70                        74
CAVB       Cavalry Bancorp Inc.             138.37      138.37                       163
CBCI       Calumet Bancorp Inc.             108.15      108.15                       135
CBES       CBES Bancorp Inc.                 98.94       98.94                        61
CBK        Citizens First Financial Corp.   103.03      103.03                        98
CBSA       Coastal Bancorp Inc.             103.33      118.59                       444
CEBK       Central Co-operative Bank         97.68      107.25                        NA
CENB       Century Bancorp Inc.              91.59       91.59                        11
CFB        Commercial Federal Corp.         134.89      152.21                      2371
CFCP       Coastal Financial Corp.           292.1      292.10                       187
CFFC       Community Financial Corp.        124.38      124.88                        NA
CFKY       Columbia Financial of Kentucky    92.72       92.72                        38
CFNC       Carolina Fincorp Inc.            108.29      108.29                        44
CFSB       CFSB Bancorp Inc.                264.54      264.54                       240
CFTP       Community Federal Bancorp         95.96       95.96                        35
CIBI       Community Investors Bancorp      146.88      146.88                        28
CITZ       CFS Bancorp Inc.                     NA          NA                        NA
CKFB       CKF Bancorp Inc.                  95.43       95.43                         9
CLAS       Classic Bancshares Inc.           91.83      106.77                        NA
CMRN       Cameron Financial Corp            92.26       92.26                        60
CMSB       Commonwealth Bancorp Inc.        108.44      137.66                       776
CMSV       Community Savings Bnkshrs(MHC)   114.05      114.05                       287
CNIT       CENIT Bancorp Inc.                164.9      178.04                        NA

           EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS


                                                     Dividends         Current Pricing Data as of 10/05/98
                                             ----------------------- -----------------------------------------
                                             Current  LTM Dividend    Price/
                                             Dividend    Payout        LTM       Price/   Price/     Price/
                                              Yield       Ratio      Core EPS    Assets  Earnings   LTM EPS
Ticker      Short Name                          ($)       (%)          (X)        (%)       (X)        (X)
------------------------------------------   ----------------------- -----------------------------------------
CNSB      CNS Bancorp Inc.                      2.22     45.28       30.00      22.66      28.13      25.47
CNY       Carver Bancorp Inc.                      -      0.00       22.02       5.01      16.52      19.27
COFI      Charter One Financial                 2.51     38.47       12.35      14.37      10.63      16.87
CONE      Conestoga Bancorp, Inc.                 NA     28.17          NA         NA         NA         NA
COOP      Cooperative Bankshares Inc.              -      0.00       19.49      10.53      15.77      17.91
CRSB      Crusader Holding Corp.                   -      0.00       10.34      22.76       8.82       9.45
CRZY      Crazy Woman Creek Bancorp             3.20     48.19       15.06      19.09      16.45      15.06
CSBF      CSB Financial Group Inc.                 -      0.00       27.86      16.95      20.31      26.35
CVAL      Chester Valley Bancorp Inc.           1.61     31.20       18.57      16.85      24.07      17.57
DCBI      Delphos Citizens Bancorp Inc.         1.50     13.33       17.78      26.04      17.39      17.78
DCOM      Dime Community Bancshares Inc.        2.08     21.10       18.51      14.43      14.15      17.66
DME       Dime Bancorp Inc.                        -     10.97       23.37      12.18      11.22      14.48
DNFC      D & N Financial Corp.                 1.10     11.72       13.43       8.74      10.79      11.12
DSL       Downey Financial Corp.                1.50     15.28       12.57      10.30      10.08      10.58
EBI       Equality Bancorp Inc.                 1.86        NA          NA      11.86      21.46         NA
EBSI      Eagle Bancshares                      3.56     41.50       12.59       9.33       9.00      12.24
EFBC      Empire Federal Bancorp Inc.           2.46     45.52       19.40      30.16      19.12      19.40
EFBI      Enterprise Federal Bancorp            2.63     86.21       38.38      20.65      30.65      32.76
EFC       EFC Bancorp Inc.                         -        NA          NA      19.07         NA         NA
EGLB      Eagle BancGroup Inc.                     -      0.00       76.32       9.80      20.14      26.36
EMLD      Emerald Financial Corp.               1.37     20.31       17.27      16.95      14.98      15.92
EQSB      Equitable Federal Savings Bank           -      0.00       14.31       8.29      14.48      13.65
ESBF      ESB Financial Corp.                   2.24     32.25       15.60       9.52      14.87      15.45
ESBK      Elmira Savings Bank (The)             2.78     41.65       18.70       7.21      13.37      15.33
ESX       Essex Bancorp Inc.                       -      0.00          NM       1.05         NM         NM
ETFS      East Texas Financial Services            -     34.86       35.81      16.64      41.41      30.81
FAB       FIRSTFED AMERICA BANCORP INC.         1.54      5.81       18.57       8.17      14.77      15.12
FBBC      First Bell Bancorp Inc.               2.67     31.25       11.81      12.93      11.36      11.72
FBCI      Fidelity Bancorp Inc.                    -        NA          NA      10.73      14.84         NA
FBCV      1ST Bancorp                           0.64     15.24       34.43      17.63      25.61      24.28
FBER      1st Bergen Bancorp                    1.47     23.81       22.62      16.33      20.65      22.62
FBHC      Fort Bend Holding Corp.                  -     37.23       30.95      11.13      20.31      20.74
FBNW      FirstBank Corp.                       2.00        NA          NA      16.32      16.00         NA
FBSI      First Bancshares Inc.                 0.95     12.94       15.03      16.23      16.61      14.85
FCB       Falmouth Bancorp Inc.                 1.52     27.16       26.25      20.73      19.69      19.44
FCBF      FCB Financial Corp.                   3.67     45.56       15.09      17.96      13.33      13.33
FCBH      Virginia Beach Fed. Financial         1.34     25.00       27.60      14.29      22.42      21.35
FCBK      First Coastal Bankshares                NA        NA          NA         NA         NA         NA
FCME      First Coastal Corp.                      -      0.00       12.34       7.82      11.76      11.22
FDEF      First Defiance Financial              3.03     53.03       18.85      16.64      14.84      17.99
FDTR      Federal Trust Corp.                      -        NA          NA       8.94      34.38         NA
FED       FirstFed Financial Corp.                 -      0.00       11.92       8.13       9.61      11.22
FESX      First Essex Bancorp Inc.              3.75     40.60       12.99       8.59      10.67      11.23
FFBH      First Federal Bancshares of AR        1.55     21.67       15.36      15.27      14.62      15.10
FFBI      First Financial Bancorp Inc.             -      0.00       41.39      12.69      52.60      84.17
FFBS      FFBS BanCorp Inc.                     2.25    208.33       18.54      25.92      18.54      18.54
FFBZ      First Federal Bancorp Inc.            1.60     27.00       21.28      15.19      17.86      20.00
FFCH      First Financial Holdings Inc.         2.50     35.22       15.28      12.23      14.01      14.62
FFDB      FirstFed Bancorp Inc.                 2.55     37.88       16.67      14.88      18.33      16.67
FFDF      FFD Financial Corp.                   1.88    676.06       32.00      25.42      12.90      22.54
FFED      Fidelity Federal Bancorp                 -        NM          NM       8.33      10.10         NM
FFES      First Federal of East Hartford        2.79     30.62       10.79       6.82      10.88      11.66
FFFD      North Central Bancshares Inc.         1.93     21.43       13.09      15.70      11.88      12.50
FFFL      Fidelity Bankshares Inc. (MHC)        4.40     78.26       24.46      10.54      19.61      19.78
FFHH      FSF Financial Corp.                   3.31     45.45       14.40      10.71      14.00      13.75
FFHS      First Franklin Corp.                  1.92     26.45       17.36      11.72      15.63      15.02
FFIC      Flushing Financial Corp.              1.64     21.45       16.25      15.69      14.63      16.81
FFKY      First Federal Financial Corp.         2.40     36.84       17.12      25.20      16.03      16.45
FFLC      FFLC Bancorp Inc.                     2.09     31.15       17.42      15.65      14.87      16.59
FFOH      Fidelity Financial of Ohio            2.37    147.73       15.88      14.21      16.07      15.34
FFPB      First Palm Beach Bancorp Inc.         2.25     43.27       37.50       9.06      33.83      19.95
FFSL      First Independence Corp.              2.96     32.35       11.91       7.86       9.38      11.91
FFSX      First Fed SB of Siouxland(MHC)           -     40.34       20.26      12.10      17.28      19.75
FFWC      FFW Corp.                             2.85     28.41       12.83      10.58      11.52      11.17



                                          Current Pricing Data as of 10/05/98    Productivity
                                          -----------------------------------  -----------------
                                             Price/    Price/Tang                 Full Time
                                          Publicly Rep Publicly Rep                Equivalent
                                          Book Value    Book Value                 Employees
Ticker            Short Name                 (%)          (%)                    Most Recent Qtr
---------------------------------------   ------------------------------------------------------

CNSB      CNS Bancorp Inc.                91.46            91.46                     29
CNY       Carver Bancorp Inc.             59.64            61.71                     NA
COFI      Charter One Financial          192.48           204.52                   4272
CONE      Conestoga Bancorp, Inc.            NA               NA                    105
COOP      Cooperative Bankshares Inc.    132.50           132.50                    117
CRSB      Crusader Holding Corp.         198.02           209.06                     70
CRZY      Crazy Woman Creek Bancorp       81.43            81.43                     10
CSBF      CSB Financial Group Inc.        73.09            77.44                     NA
CVAL      Chester Valley Bancorp Inc.    199.54           199.54                    116
DCBI      Delphos Citizens Bancorp Inc.  107.82           107.82                     NA
DCOM      Dime Community Bancshares Inc. 125.82           144.41                    252
DME       Dime Bancorp Inc.              191.45           232.76                   6718
DNFC      D & N Financial Corp.          156.93           158.16                    508
DSL       Downey Financial Corp.         130.89           132.27                   1243
EBI       Equality Bancorp Inc.          123.80           123.80                     94
EBSI      Eagle Bancshares               134.73           134.73                    573
EFBC      Empire Federal Bancorp Inc.     83.23            83.23                     39
EFBI      Enterprise Federal Bancorp     229.33           234.28                     NA
EFC       EFC Bancorp Inc.                80.61            80.61                     NA
EGLB      Eagle BancGroup Inc.            81.37            81.37                     51
EMLD      Emerald Financial Corp.        199.37           201.74                    119
EQSB      Equitable Federal Savings Bank 161.90           161.90                     NA
ESBF      ESB Financial Corp.            135.67           151.97                     NA
ESBK      Elmira Savings Bank (The)      113.02           113.02                    114
ESX       Essex Bancorp Inc.                 NM            30.53                    106
ETFS      East Texas Financial Services   96.29            96.29                     28
FAB       FIRSTFED AMERICA BANCORP INC.   82.49            82.49                    289
FBBC      First Bell Bancorp Inc.        127.33           127.33                     57
FBCI      Fidelity Bancorp Inc.          101.23           101.39                    110
FBCV      1ST Bancorp                    192.22           195.99                    105
FBER      1st Bergen Bancorp             140.85           140.85                     58
FBHC      Fort Bend Holding Corp.        155.75           164.70                    148
FBNW      FirstBank Corp.                 96.79            96.79                     98
FBSI      First Bancshares Inc.          114.67           119.55                     75
FCB       Falmouth Bancorp Inc.           96.98            96.98                     29
FCBF      FCB Financial Corp.            122.82           122.82                    158
FCBH      Virginia Beach Fed. Financial  200.20           200.20                    216
FCBK      First Coastal Bankshares           NA               NA                    276
FCME      First Coastal Corp.             87.39            87.39                     76
FDEF      First Defiance Financial        93.80            93.80                    162
FDTR      Federal Trust Corp.            105.77           105.77                     30
FED       FirstFed Financial Corp.       135.70           136.55                    456
FESX      First Essex Bancorp Inc.       120.37           165.79                    269
FFBH      First Federal Bancshares of AR 103.81           103.81                    157
FFBI      First Financial Bancorp Inc.   137.45           137.45                     36
FFBS      FFBS BanCorp Inc.              147.64           147.64                     32
FFBZ      First Federal Bancorp Inc.     191.20           191.20                     74
FFCH      First Financial Holdings Inc.  188.49           188.49                    598
FFDB      FirstFed Bancorp Inc.          150.48           162.96                     NA
FFDF      FFD Financial Corp.            146.12           146.12                     26
FFED      Fidelity Federal Bancorp       218.75           218.75                     NA
FFES      First Federal of East Hartford  94.73            94.73                    188
FFFD      North Central Bancshares Inc.  105.69           121.97                    105
FFFL      Fidelity Bankshares Inc. (MHC) 171.31           176.36                    351
FFHH      FSF Financial Corp.             92.39            92.39                     94
FFHS      First Franklin Corp.           128.50           129.03                     52
FFIC      Flushing Financial Corp.       122.59           127.28                    205
FFKY      First Federal Financial Corp.  188.82           198.89                    110
FFLC      FFLC Bancorp Inc.              122.25           122.25                    134
FFOH      Fidelity Financial of Ohio     114.50           128.69                    102
FFPB      First Palm Beach Bancorp Inc.  132.33           135.09                    468
FFSL      First Independence Corp.        82.05            82.05                     27
FFSX      First Fed SB of Siouxland(MHC) 158.78           196.98                    212
FFWC      FFW Corp.                      112.42           122.20                     54

          EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                                    Dividends          Current Pricing Data as of 10/05/98
                                             ----------------------- -----------------------------------------
                                             Current  LTM Dividend    Price/
                                             Dividend    Payout        LTM       Price/   Price/        Price/
                                              Yield       Ratio      Core EPS    Assets  Earnings      LTM EPS
Ticker      Short Name                          ($)       (%)          (X)        (%)       (X)          (X)
------------------------------------------   ----------------------- -----------------------------------------
FFWD      Wood Bancorp Inc.                     2.34     38.37       21.96       24.69      17.47      17.88
FFYF      FFY Financial Corp.                   2.99     39.14       13.79       16.46      13.38      13.51
FGHC      First Georgia Holding Inc.               -     17.55       24.34       24.55      23.13      24.34
FIBC      Financial Bancorp Inc.                   -     26.16       19.13       15.89      17.26      18.46
FISB      First Indiana Corp.                   2.37     30.99       20.25       14.78      14.46      14.26
FKAN      First Kansas Financial Corp.             -        NA          NA       14.48         NA         NA
FKFS      First Keystone Financial              1.50     12.40       12.50        8.26      10.79      11.05
FKKY      Frankfort First Bancorp Inc.          5.61     81.25       14.84       17.16      14.84      14.84
FLAG      FLAG Financial Corp.                  1.71     33.84       28.00       16.36      19.44      20.59
FLFC      First Liberty Financial Corp.         1.63     39.49       22.76       16.31      24.26      25.26
FLGS      Flagstar Bancorp Inc.                 1.30      8.84       10.00       11.42       7.36      10.00
FLKY      First Lancaster Bancshares            4.75     87.72       22.15       22.52      21.04      22.15
FMBD      First Mutual Bancorp Inc.             1.94     76.19       50.00       15.35      25.78      39.29
FMCO      FMS Financial Corp.                   1.33     14.07       12.68        9.62      12.50      12.68
FMSB      First Mutual Savings Bank             1.43     47.19       14.14       12.62      12.07      12.39
FNGB      First Northern Capital Corp.          3.43     47.22       15.67       13.47      13.82      14.58
FPRY      First Financial Bancorp                 NA     39.66          NA          NA         NA         NA
FSBI      Fidelity Bancorp Inc.                    -     21.55       14.39        9.97      13.89      14.08
FSFF      First SecurityFed Financial              -        NA          NA       24.44      14.35         NA
FSLA      First Source Bancorp Inc.             2.32        NA          NA       20.15         NA         NA
FSNJ      Bayonne Bancshares Inc.               1.89        NA          NA       17.21      27.60         NA
FSPT      FirstSpartan Financial Corp.          2.14        NA          NA       23.01      14.89         NA
FSSB      First FS&LA of San Bernardino            -      0.00          NM        3.05         NM         NM
FSTC      First Citizens Corp.                  1.39     17.60       17.22       19.14      14.77      14.61
FTF       Texarkana First Financial Corp        2.93     30.43       12.50       20.05      11.16      11.89
FTFC      First Federal Capital Corp.           2.02     26.04       24.34       16.22      14.45      14.45
FTNB      Fulton Bancorp Inc.                   1.77     31.43       31.48       26.54      30.36      24.29
FTSB      Fort Thomas Financial Corp.           2.00     37.04       15.43       18.18      15.63      15.43
FWWB      First Washington Bancorp Inc.         1.60     22.90       19.40       19.32      17.58      17.72
GAF       GA Financial Inc.                        -     43.48       12.73       11.74      13.10      11.85
GBNK      Gaston Federal Bancorp (MHC)          1.95        NA          NA       22.75         NA         NA
GDW       Golden West Financial                 0.64      6.98       11.43       11.46       9.67      11.19
GFCO      Glenway Financial Corp.               2.32     35.34       16.38       14.30      14.39      16.38
GFED      Guaranty Federal Bcshs Inc.           2.98        NA          NA       25.75      17.92         NA
GLMR      Gilmer Financial Svcs, Inc.              -      0.00       20.77        6.41         NM     117.71
GOSB      GSB Financial Corp.                   1.01        NA          NA       20.68      37.11         NA
GPT       GreenPoint Financial Corp.            2.33     29.08       13.75       17.84      12.73      14.03
GSB       Golden State Bancorp Inc.                -    330.06        7.58        4.59       7.35       8.43
GSFC      Green Street Financial Corp.          3.92     88.24       18.01       28.87      18.01      18.01
GSLA      GS Financial Corp.                    2.07     57.14       31.40       30.38      56.25      27.55
GTPS      Great American Bancorp                2.46     67.21       29.30       19.14      24.83      29.30
GUPB      GFSB Bancorp Inc.                     2.14     36.20       18.42       13.24      17.50      18.42
HALL      Hallmark Capital Corp.                   -         0       13.06        7.86      11.75      12.11
HARB      Harbor Florida Bancshares Inc.        2.70        NA          NA       22.44      13.37         NA
HARL      Harleysville Savings Bank                -     21.29       14.54       12.45      14.12      14.54
HARS      Harris Financial Inc. (MHC)           1.69     39.50       37.14       18.99      25.00      24.07
HAVN      Haven Bancorp Inc.                    2.39     30.61       12.20        4.91      24.16      12.82
HBBI      Home Building Bancorp                 1.25     26.32       22.02       17.63      25.00      21.05
HBEI      Home Bancorp of Elgin Inc.            3.05    102.56       33.65       24.47      29.83      33.65
HBFW      Home Bancorp                          1.20     21.88       21.40       17.46      20.27      20.90
HBNK      Highland Bancorp Inc.                 1.32      8.25       14.19       15.39      11.99      12.50
HBS       Haywood Bancshares Inc.               3.38     52.21       10.03       14.63         NM      15.71
HBSC      Heritage Bancorp Inc.                 1.88        NA          NA       24.62         NA         NA
HCBB      HCB Bancshares Inc.                   2.26        NA          NA       12.68      33.20         NA
HCBC      High Country Bancorp Inc.                -        NA          NA       15.78      20.00         NA
HCFC      Home City Financial Corp.                -    377.45       12.75       15.07      12.50      12.75
HEMT      HF Bancorp Inc.                          -      0.00      139.77        9.36         NM         NM
HFBC      HopFed Bancorp Inc.                   1.91        NA          NA       29.16      18.75         NA
HFFB      Harrodsburg First Fin Bancorp         2.60     74.07       18.98       27.22      18.30      18.98
HFFC      HF Financial Corp.                       -     19.72       11.59       10.99       9.38      10.04
HFGI      Harrington Financial Group            1.33        NM          NM        6.09         NM         NM
HFSA      Hardin Bancorp Inc.                   3.64     49.51       18.13       10.10      17.93      16.02
HFWA      Heritage Financial Corp.              1.76        NA          NA       23.80      21.35         NA
HHFC      Harvest Home Financial Corp.          3.42     71.67       22.59       11.78      18.93      21.46



                                          Current Pricing Data as of 10/05/98    Productivity
                                          -----------------------------------  -----------------
                                             Price/          Price/Tang           Full Time
                                          Publicly Rep      Publicly Rep          Equivalent
                                          Book Value         Book Value            Employees
Ticker            Short Name                 (%)                (%)             Most Recent Qtr
---------------------------------------   ------------------------------------------------------
FFWD      Wood Bancorp Inc.              181.95                  181.95              48
FFYF      FFY Financial Corp.            127.38                  127.38             173
FGHC      First Georgia Holding Inc.     301.30                  322.30              92
FIBC      Financial Bancorp Inc.         188.65                  189.44              63
FISB      First Indiana Corp.            161.48                  163.17             700
FKAN      First Kansas Financial Corp.    73.37                   74.30              NA
FKFS      First Keystone Financial       127.02                  127.02              76
FKKY      Frankfort First Bancorp Inc.   101.64                  101.64              24
FLAG      FLAG Financial Corp.           187.67                  187.67              NA
FLFC      First Liberty Financial Corp.  210.00                  229.33              NA
FLGS      Flagstar Bancorp Inc.          205.94                  211.61            1461
FLKY      First Lancaster Bancshares      85.71                   85.71              11
FMBD      First Mutual Bancorp Inc.      104.96                  134.80             163
FMCO      FMS Financial Corp.            158.17                  159.29             333
FMSB      First Mutual Savings Bank      174.56                  174.56             134
FNGB      First Northern Capital Corp.   123.67                  123.67             220
FPRY      First Financial Bancorp            NA                      NA              NA
FSBI      Fidelity Bancorp Inc.          140.55                  140.55             109
FSFF      First SecurityFed Financial     89.86                   90.11              NA
FSLA      First Source Bancorp Inc.       94.86                   97.98             221
FSNJ      Bayonne Bancshares Inc.        125.71                  125.71              96
FSPT      FirstSpartan Financial Corp.    94.69                   94.69             142
FSSB      First FS&LA of San Bernardino   70.36                   73.03              51
FSTC      First Citizens Corp.           191.74                  233.60              NA
FTF       Texarkana First Financial Corp 134.78                  134.78              38
FTFC      First Federal Capital Corp.    216.12                  227.09             750
FTNB      Fulton Bancorp Inc.            114.63                  114.63              44
FTSB      Fort Thomas Financial Corp.    113.12                  113.12              21
FWWB      First Washington Bancorp Inc.  137.61                  166.54              NA
GAF       GA Financial Inc.               91.20                   92.06             200
GBNK      Gaston Federal Bancorp (MHC)   112.14                  112.14              57
GDW       Golden West Financial          153.17                  153.17            4593
GFCO      Glenway Financial Corp.        148.44                  149.61              71
GFED      Guaranty Federal Bcshs Inc.     89.51                   89.51              77
GLMR      Gilmer Financial Svcs, Inc.     71.05                   71.05              12
GOSB      GSB Financial Corp.             83.04                   83.04              36
GPT       GreenPoint Financial Corp.     155.81                  275.55            1837
GSB       Golden State Bancorp Inc.       74.11                   88.29            2961
GSFC      Green Street Financial Corp.    82.71                   82.71              32
GSLA      GS Financial Corp.              84.32                   84.32              32
GTPS      Great American Bancorp         104.72                  104.72              NA
GUPB      GFSB Bancorp Inc.              114.85                  114.85              28
HALL      Hallmark Capital Corp.          97.59                   97.59              86
HARB      Harbor Florida Bancshares Inc. 114.45                  115.69             358
HARL      Harleysville Savings Bank      194.02                  194.02              55
HARS      Harris Financial Inc. (MHC)    233.81                  258.45             558
HAVN      Haven Bancorp Inc.              94.25                   98.61             995
HBBI      Home Building Bancorp          116.45                  116.45              13
HBEI      Home Bancorp of Elgin Inc.      93.75                   93.75             123
HBFW      Home Bancorp                   146.41                  146.41              84
HBNK      Highland Bancorp Inc.          195.64                  195.64             103
HBS       Haywood Bancshares Inc.        100.40                  103.68              NA
HBSC      Heritage Bancorp Inc.           78.20                   78.20              NA
HCBB      HCB Bancshares Inc.             73.53                   74.40              71
HCBC      High Country Bancorp Inc.       86.83                   86.83              42
HCFC      Home City Financial Corp.      108.60                  108.60              18
HEMT      HF Bancorp Inc.                116.92                  136.67             268
HFBC      HopFed Bancorp Inc.            108.92                  108.92              28
HFFB      Harrodsburg First Fin Bancorp   95.02                   95.02              15
HFFC      HF Financial Corp.             110.64                  110.64             268
HFGI      Harrington Financial Group     130.06                  130.06              84
HFSA      Hardin Bancorp Inc.            100.00                  100.00              28
HFWA      Heritage Financial Corp.       105.45                  116.08             192
HHFC      Harvest Home Financial Corp.   110.04                  110.04              NA

            EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                                     Dividends          Current Pricing Data as of 10/05/98
                                             ----------------------- -----------------------------------------
                                             Current  LTM Dividend    Price/
                                             Dividend    Payout        LTM      Price/    Price/      Price/
                                              Yield       Ratio      Core EPS   Assets   Earnings    LTM EPS
Ticker      Short Name                          ($)       (%)          (X)        (%)       (X)        (X)
------------------------------------------   ----------------------- -----------------------------------------
HIFS      Hingham Instit. for Savings           1.62     30.48        11.9      13.49      11.25      11.79
HLFC      Home Loan Financial Corp.             0.39        NA          NA      34.99      21.25         NA
HMLK      Hemlock Federal Financial Corp        2.29     29.89       16.28      14.31      15.91      16.09
HMNF      HMN Financial Inc.                    1.68      4.55       22.62      10.67      25.45      16.19
HOMF      Home Federal Bancorp                     -     19.52       14.93      15.89      12.36      11.71
HPBC      Home Port Bancorp Inc.                4.00     46.78       10.53      14.14       9.43      11.70
HRBF      Harbor Federal Bancorp Inc.           2.63     46.39       20.79      15.61      18.29      20.15
HRBT      Hudson River Bancorp                     -        NA          NA         NA         NA         NA
HRZB      Horizon Financial Corp.               3.45     75.68       11.81      17.26      11.38      11.49
HSTD      Homestead Bancorp Inc.                2.58        NA          NA         NA         NA         NA
HTHR      Hawthorne Financial Corp.                -      0.00        7.71       3.66       6.19       9.07
HWEN      Home Financial Bancorp                1.29     21.28       21.53      16.92      16.15      16.49
HZFS      Horizon Financial Svcs Corp.          1.17     25.36       18.75      15.04         NM      22.28
ICBC      Independence Comm. Bank Corp.            -        NA          NA      20.65      21.67         NA
IFSB      Independence Federal Svgs Bank        1.71      9.73       22.16       7.05       2.49       5.69
INBI      Industrial Bancorp Inc.               3.43     50.00       15.91      22.92      15.09      15.91
IPSW      Ipswich Savings Bank                  1.28     14.42       12.02      12.78      13.02      12.02
ITLA      ITLA Capital Corp.                       -      0.00        7.01       9.09       6.56       7.01
IWBK      InterWest Bancorp Inc.                2.53     34.76       17.99      14.74      27.66      15.80
JSB       JSB Financial Inc.                    3.20     33.04       13.07      31.41       8.38      11.00
JSBA      Jefferson Savings Bancorp Inc.        1.93     28.89       18.59      11.64      20.14      16.11
JXSB      Jacksonville Savings Bk (MHC)         2.07     56.10       43.94      16.30      27.88      27.88
JXVL      Jacksonville Bancorp Inc.             3.15     39.68        12.6      15.84       12.8       12.6
KFBI      Klamath First Bancorp                 2.18     36.02       17.93      16.22      15.87      17.74
KNK       Kankakee Bancorp Inc.                    -     24.74       14.25       9.10      16.16      13.66
KSAV      KS Bancorp Inc.                         NA     63.46          NA         NA         NA         NA
KSBK      KSB Bancorp Inc.                         -      3.55       10.24      11.27      10.39      10.02
KYF       Kentucky First Bancorp Inc.           3.88     66.67        17.4      19.48      20.12      17.17
LARK      Landmark Bancshares Inc.                 -     39.01       17.54      14.10      14.91      14.80
LARL      Laurel Capital Group Inc.             3.33     32.83       13.33      17.85      13.64      13.64
LFBI      Little Falls Bancorp Inc.             1.71     25.00       17.50       9.87      15.91      17.50
LFCO      Life Financial Corp.                     -      0.00        1.79       5.20       5.51       1.87
LFED      Leeds Federal Bankshares (MHC)        3.73     85.42       23.44      25.74      25.00      23.44
LIBB      Liberty Bancorp Inc. (MHC)               -        NA          NA         NA         NA         NA
LO        Local Financial Corp.                    -        NA          NA       9.30       9.80         NA
LOGN      Logansport Financial Corp.            2.98     41.00       14.46      20.61      14.75      14.75
LONF      London Financial Corp.                1.57    609.30       19.06      20.52      15.25      17.73
LSBI      LSB Financial Corp.                   1.40     18.65       17.48      12.43      14.25      15.08
LSBX      Lawrence Savings Bank                    -      0.00        5.25      13.17       6.40       5.17
LVSB      Lakeview Financial Corp.              1.14      8.23       22.22      18.08       9.02       9.65
LXMO      Lexington B&L Financial Corp.         2.31     48.39       20.97      13.76      21.67      20.97
MAFB      MAF Bancorp Inc.                      1.25     13.21       14.72      14.15      13.32      14.07
MARN      Marion Capital Holdings               3.77     69.29       18.41      20.54      16.23      18.41
MASB      MASSBANK Corp.                           -     33.56       14.68      14.30      12.67      12.67
MBBC      Monterey Bay Bancorp Inc.             0.94     32.50       39.84      11.47         NM      39.84
MBLF      MBLA Financial Corp.                  3.29     34.72       12.85      11.20      14.72      12.67
MBSP      Mitchell Bancorp Inc.                    -     80.00          31      38.67      55.36      31.00
MCBN      Mid-Coast Bancorp Inc.                2.35     30.61       16.04       9.28      21.25      13.93
MDBK      Medford Bancorp Inc.                  2.46     37.30       13.66      12.75      11.95      12.90
MECH      MECH Financial Inc.                      -      9.26       14.60      13.03      12.50      14.51
METF      Metropolitan Financial Corp.             -      0.00       12.66       6.74      14.06      10.89
MFBC      MFB Corp.                             1.74     25.58       15.48      10.66      16.25      15.12
MFFC      Milton Federal Financial Corp.        4.78     84.51       22.04      11.95      14.96      17.69
MFLR      Mayflower Co-operative Bank           4.57     45.40       13.16      11.01      12.15      10.74
MIFC      Mid-Iowa Financial Corp.              0.58     10.39       18.09      17.66      18.09      17.86
MIVI      Mississippi View Holding Co.          1.60     16.84       21.28      21.57      20.83      21.05
MONT      Montgomery Financial Corp.            1.93        NA          NA      16.05      14.97         NA
MRKF      Market Financial Corp.                2.41    741.18       22.79      28.94      24.22      22.79
MSBF      MSB Financial Inc.                    2.14     28.04       17.28      23.43      13.46      14.89
MSBK      Mutual Savings Bank FSB                  -      0.00          NM       5.15      13.17         NM
MWBI      Midwest Bancshares Inc.               2.51     18.32       12.14       8.40       8.61       9.73
MWBX      MetroWest Bank                        3.30     31.48       11.23      13.12      10.83      11.23
MYST      Mystic Financial Inc.                 1.82        NA          NA      14.98      15.28         NA
NASB      NASB Financial Inc.                   1.53     14.87       14.92      19.98      11.70      12.17



                                        Current Pricing Data as of 10/05/98      Productivity
                                        -----------------------------------     ---------------
                                           Price/        Price/Tang              Full Time
                                        Publicly Rep    Publicly Rep            Equivalent
                                        Book Value       Book Value              Employees
Ticker            Short Name                 (%)               (%)              Most Recent Qtr
--------------------------------------- --------------------------------------- ---------------
HIFS      Hingham Instit. for Savings    143.15               143.15                  65
HLFC      Home Loan Financial Corp.       90.81                90.81                  21
HMLK      Hemlock Federal Financial Corp  94.53                94.53                  46
HMNF      HMN Financial Inc.             109.28               119.05                 156
HOMF      Home Federal Bancorp           170.76               175.20                 261
HPBC      Home Port Bancorp Inc.         162.34               162.34                  44
HRBF      Harbor Federal Bancorp Inc.    123.90               123.90                  NA
HRBT      Hudson River Bancorp               NA                   NA                 288
HRZB      Horizon Financial Corp.        111.84               111.84                 132
HSTD      Homestead Bancorp Inc.             NA                   NA                  NA
HTHR      Hawthorne Financial Corp.       92.07                92.07                 245
HWEN      Home Financial Bancorp          95.92                95.92                  20
HZFS      Horizon Financial Svcs Corp.   159.33               159.33                  27
ICBC      Independence Comm. Bank Corp.  102.93               109.06                 875
IFSB      Independence Federal Svgs Bank  88.53                96.92                  NA
INBI      Industrial Bancorp Inc.        143.56               143.56                  84
IPSW      Ipswich Savings Bank           228.94               228.94                  69
ITLA      ITLA Capital Corp.              87.10                87.35                 174
IWBK      InterWest Bancorp Inc.         206.39               212.95                 819
JSB       JSB Financial Inc.             129.21               129.21                 350
JSBA      Jefferson Savings Bancorp Inc. 111.28               137.44                  NA
JXSB      Jacksonville Savings Bk (MHC)  154.58               154.58                  84
JXVL      Jacksonville Bancorp Inc.      109.63               109.63                  86
KFBI      Klamath First Bancorp          103.00               112.47                 240
KNK       Kankakee Bancorp Inc.           93.21               109.10                 145
KSAV      KS Bancorp Inc.                    NA                   NA                  33
KSBK      KSB Bancorp Inc.               141.68               161.24                  NA
KYF       Kentucky First Bancorp Inc.    110.90               110.90                  20
LARK      Landmark Bancshares Inc.       107.94               107.94                  49
LARL      Laurel Capital Group Inc.      167.75               167.75                  45
LFBI      Little Falls Bancorp Inc.       93.90               101.23                  42
LFCO      Life Financial Corp.            41.16                41.16                 280
LFED      Leeds Federal Bankshares (MHC) 158.06               158.06                  29
LIBB      Liberty Bancorp Inc. (MHC)         NA                   NA                  44
LO        Local Financial Corp.          172.16               186.29                 527
LOGN      Logansport Financial Corp.     109.58               109.58                  14
LONF      London Financial Corp.         149.07               149.07                  10
LSBI      LSB Financial Corp.            139.30               139.30                  65
LSBX      Lawrence Savings Bank          109.15               109.15                 102
LVSB      Lakeview Financial Corp.       189.66               282.78                  NA
LXMO      Lexington B&L Financial Corp.   85.70                91.87                   9
MAFB      MAF Bancorp Inc.               180.44               202.12                 902
MARN      Marion Capital Holdings        105.82               108.12                  49
MASB      MASSBANK Corp.                 121.55               123.17                 182
MBBC      Monterey Bay Bancorp Inc.       99.69               108.88                 111
MBLF      MBLA Financial Corp.            81.73                81.73                  13
MBSP      Mitchell Bancorp Inc.           98.60                98.60                   7
MCBN      Mid-Coast Bancorp Inc.         115.65               115.65                  28
MDBK      Medford Bancorp Inc.           142.67               150.32                 253
MECH      MECH Financial Inc.            134.21               134.21                 236
METF      Metropolitan Financial Corp.   180.48               194.71                 313
MFBC      MFB Corp.                       93.70                93.70                  71
MFFC      Milton Federal Financial Corp.  99.86                99.86                  52
MFLR      Mayflower Co-operative Bank    119.29               121.02                  52
MIFC      Mid-Iowa Financial Corp.       177.88               178.11                  36
MIVI      Mississippi View Holding Co.   118.69               118.69                  21
MONT      Montgomery Financial Corp.      93.70                93.70                  32
MRKF      Market Financial Corp.          98.68                98.68                   8
MSBF      MSB Financial Inc.             140.70               140.70                  19
MSBK      Mutual Savings Bank FSB         92.77                92.77                 244
MWBI      Midwest Bancshares Inc.        117.51               117.51                  42
MWBX      MetroWest Bank                 178.85               178.85                 182
MYST      Mystic Financial Inc.           82.52                82.52                  58
NASB      NASB Financial Inc.            235.36               242.41                 247

                                   Exhibit 5
Selected Data on all Public Thrifts

                                                   Dividends           Current Pricing Data as of 10/05/98
                                             ----------------------- -----------------------------------------
                                             Current  LTM Dividend    Price/
                                             Dividend    Payout        LTM     Price/     Price/        Price/
                                              Yield       Ratio      Core EPS  Assets    Earnings      LTM EPS
Ticker      Short Name                          ($)       (%)          (X)      (%)         (X)          (X)
------------------------------------------   ----------------------- -----------------------------------------
NBCP      Niagara Bancorp Inc. (MHC)            1.26        NA          NA      21.01         NA          NA
NBN       Northeast Bancorp                     2.32     24.72       11.55       7.40       8.45       10.61
NBSI      North Bancshares Inc.                 3.44    109.09       38.75      11.92      58.13       35.23
NEIB      Northeast Indiana Bancorp             1.97     23.59       12.15      14.00      11.35       12.15
NEP       Northeast PA Financial Corp.             -        NA          NA      13.79         NA          NA
NHTB      New Hampshire Thrift Bncshrs          4.62     40.44       10.24       8.40       9.29        9.56
NMSB      NewMil Bancorp Inc.                      -     40.54       20.69      12.52      14.29       16.22
NSLB      NS&L Bancorp Inc.                     3.39     74.63       22.69      16.15      16.03       22.01
NSSY      NSS Bancorp Inc.                      1.22     18.38       22.37      15.51      23.10       18.16
NTBK      Net.B@nk Inc.                            -      0.00          NM      40.79       8.03          NM
NTMG      Nutmeg Federal S&LA                   1.54     34.09       50.00      12.48      18.06       23.64
NWEQ      Northwest Equity Corp.                   -     39.19       13.59      16.04      12.02       12.67
NWSB      Northwest Bancorp Inc. (MHC)          1.56     35.56       23.84      18.74      21.35       22.78
OCFC      Ocean Financial Corp.                 3.43     43.75       14.58      14.14      15.22       14.58
OCN       Ocwen Financial Corp.                    -      0.00       47.12      10.62         NM       13.32
OFCP      Ottawa Financial Corp.                1.86     27.98       18.86      13.36      14.93       16.93
OHSL      OHSL Financial Corp.                  3.57     53.53       17.72      14.10      15.91       16.47
OSFS      Ohio State Financial Services            -        NA          NA      26.32         NA          NA
OTFC      Oregon Trail Financial Corp.          1.67        NA          NA      21.97      16.67          NA
PBCI      Pamrapo Bancorp Inc.                  4.39     63.86       15.94      18.39      17.23       15.36
PBCT      People's Bank (MHC)                   3.68     46.06       25.92      16.07      12.67       13.83
PBHC      Pathfinder Bancorp Inc. (MHC)         1.55     37.92       32.19      18.40      26.82       25.25
PBKB      People's Bancshares Inc.              3.29     28.66       25.76       6.57       9.44       10.37
PBOC      PBOC Holdings Inc.                       -        NA          NA       7            NM          NA
PCBC      Perry County Financial Corp.          2.55     46.73       18.34      18.10      18.87       18.34
PDB       Piedmont Bancorp Inc.                 4.99     68.85       16.31      20.28      16.04       15.78
PEDE      Great Pee Dee Bancorp                 3.03        NA          NA      38.23      21.21          NA
PEEK      Peekskill Financial Corp.             2.48     54.55       21.64      20.96      21.32       21.97
PERM      Permanent Bancorp Inc.                2.09     44.26       19.83       9.64      20.54       18.85
PFDC      Peoples Bancorp                       2.33     34.66       16.37      22.75      17.19       16.37
PFED      Park Bancorp Inc.                        -      0.00       18.27      17.51      14.84       18.75
PFFB      PFF Bancorp Inc.                         -      0.00       15.59       7.82      12.95       14.36
PFFC      Peoples Financial Corp.               5.46    863.28       29.73      17.51      19.64       17.19
PFNC      Progress Financial Corp.              1.17     13.61       17.89      11.38      15.55       15.74
PFSB      PennFed Financial Services Inc        1.14     12.07       10.94       7.41      10.94       10.56
PFSL      Pocahontas Bancorp Inc.               2.82        NA          NA      14.04         NA          NA
PHBK      Peoples Heritage Finl Group           2.69     38.89       12.60      14.68      45.49       15.16
PHFC      Pittsburgh Home Financial Corp        1.83    236.21       12.62       6.94      12.15       11.31
PHSB      Peoples Home Savings Bk (MHC)         1.97        NA          NA      17.35      25.45          NA
PLSK      Pulaski Savings Bank (MHC)            2.55     61.22       22.60      13.19      36.72       23.98
PRBC      Prestige Bancorp Inc.                    -     19.33       19.57       8.62      16.88       18.75
PROV      Provident Financial Holdings             -      0.00       33.15       9.07      14.12       13.74
PSBI      PSB Bancorp Inc.                         -        NA          NA         NA         NA          NA
PSFC      Peoples-Sidney Financial Corp.        1.70    575.68       22.30      27.82      29.46       22.30
PSFI      PS Financial Inc.                     4.22    965.22       16.73      27.01      14.97       24.73
PTRS      Potters Financial Corp.                  -     21.13       15.77      10.30      12.85       14.30
PULB      Pulaski Bank, FSB (MHC)               5.12    119.57       28.67      24.22      23.37       23.37
PULS      Pulse Bancorp                         2.94     45.06       15.84      15.63      15.84       15.84
PVFC      PVF Capital Corp.                        -      0.00       10.27      10.59      11.50        9.58
PVSA      Parkvale Financial Corp.              2.16     26.67       13.21      13.10      12.85       13.21
PWBK      Pennwood Bancorp Inc.                 2.87     64.63       26.35      14.76     121.88       23.78
QCBC      Quaker City Bancorp Inc.                 -      0.00       13.00       9.56      11.74       12.77
QCFB      QCF Bancorp Inc.                         -      0.00       12.17      23.92      11.35       11.85
QCSB      Queens County Bancorp Inc.            2.67     47.34       21.93      32.67      19.53       21.74
RARB      Raritan Bancorp Inc.                  1.88     34.39       20.38      17.47      20.00       20.38
RCBK      Richmond County Financial Corp        1.75        NA          NA      22.77      15.63          NA
RELI      Reliance Bancshares Inc.                 -      0.00       38.59      50.28      44.38       36.98
RELY      Reliance Bancorp Inc.                 2.69     34.17       14.15      10.29      14.54       13.44
RIVR      River Valley Bancorp                  1.52     16.96       14.22      12.72      12.95       12.61
ROSE      TR Financial Corp.                    3.36     29.73       12.60      10.14       9.60       10.73
RSLN      Roslyn Bancorp Inc.                   2.58     25.00       13.84      16.65      12.11       13.14
RVSB      Riverview Bancorp Inc.                1.75        NA          NA      31.67      16.37          NA
SBAN      SouthBanc Shares Inc.                 2.87        NA          NA      19.62         NA          NA
SBFL      Finger Lakes Financial (MHC)             -     75.00       50.00      15.2       34.38       39.29



                                          Current Pricing Data as of 10/05/98    Productivity
                                          -----------------------------------  -----------------
                                             Price/    Price/Tang                  Full Time
                                          Publicly Rep Publicly Rep               Equivalent
                                          Book Value    Book Value                 Employees
Ticker            Short Name                 (%)          (%)                     Most Recent Qtr
---------------------------------------   -----------------------------------  ------------------
NBCP      Niagara Bancorp Inc. (MHC)     110.47           110.47                      373
NBN       Northeast Bancorp               98.86           107.48                      139
NBSI      North Bancshares Inc.          110.19           110.19                       NA
NEIB      Northeast Indiana Bancorp      107.34           107.34                       42
NEP       Northeast PA Financial Corp.    71.33            71.33                      144
NHTB      New Hampshire Thrift Bncshrs   103.17           118.07                      132
NMSB      NewMil Bancorp Inc.            137.77           137.77                      140
NSLB      NS&L Bancorp Inc.               87.38            88.01                       21
NSSY      NSS Bancorp Inc.               183.27           187.89                       NA
NTBK      Net.B@nk Inc.                  269.77           272.46                       23
NTMG      Nutmeg Federal S&LA            205.70           205.70                       NA
NWEQ      Northwest Equity Corp.         131.67           131.67                       36
NWSB      Northwest Bancorp Inc. (MHC)   220.43           245.22                      860
OCFC      Ocean Financial Corp.          103.17           103.70                      247
OCN       Ocwen Financial Corp.           87.13            95.26                     1510
OFCP      Ottawa Financial Corp.         162.51           198.34                      280
OHSL      OHSL Financial Corp.           127.04           127.04                       60
OSFS      Ohio State Financial Services   97.15            97.15                       14
OTFC      Oregon Trail Financial Corp.    75.52            75.52                      103
PBCI      Pamrapo Bancorp Inc.           147.40           148.17                       84
PBCT      People's Bank (MHC)            170.63           198.03                     3436
PBHC      Pathfinder Bancorp Inc. (MHC)  152.01           178.08                       72
PBKB      People's Bancshares Inc.       173.65           181.24                      253
PBOC      PBOC Holdings Inc.             121.59           121.59                      268
PCBC      Perry County Financial Corp.    98.03            98.03                        9
PDB       Piedmont Bancorp Inc.          122.61           122.61                       31
PEDE      Great Pee Dee Bancorp           83.10            83.10                       NA
PEEK      Peekskill Financial Corp.       97.18            97.18                       25
PERM      Permanent Bancorp Inc.         109.32           134.03                       NA
PFDC      Peoples Bancorp                151.99           151.99                       82
PFED      Park Bancorp Inc.               86.10            86.10                       NA
PFFB      PFF Bancorp Inc.                97.18            98.24                      536
PFFC      Peoples Financial Corp.        101.01           101.01                       19
PFNC      Progress Financial Corp.       164.31           184.25                      228
PFSB      PennFed Financial Services Inc 103.20           118.59                      223
PFSL      Pocahontas Bancorp Inc.         97.25           100.47                       NA
PHBK      Peoples Heritage Finl Group    198.24           238.70                       NA
PHFC      Pittsburgh Home Financial Corp 100.04           101.12                       NA
PHSB      Peoples Home Savings Bk (MHC)  137.02           137.02                       76
PLSK      Pulaski Savings Bank (MHC)     111.59           111.59                       47
PRBC      Prestige Bancorp Inc.           89.17            89.17                       47
PROV      Provident Financial Holdings    85.43            85.43                      316
PSBI      PSB Bancorp Inc.                   NA               NA                       NA
PSFC      Peoples-Sidney Financial Corp. 137.96           137.96                       19
PSFI      PS Financial Inc.              100.84           100.84                       16
PTRS      Potters Financial Corp.        120.76           120.76                       43
PULB      Pulaski Bank, FSB (MHC)        181.13           181.13                       83
PULS      Pulse Bancorp                  185.25           185.25                       60
PVFC      PVF Capital Corp.              147.06           147.06                      124
PVSA      Parkvale Financial Corp.       170.77           171.61                      259
PWBK      Pennwood Bancorp Inc.           79.01            79.01                       12
QCBC      Quaker City Bancorp Inc.       109.83           109.83                      155
QCFB      QCF Bancorp Inc.               136.73           136.73                       NA
QCSB      Queens County Bancorp Inc.     287.03           287.03                      285
RARB      Raritan Bancorp Inc.           238.45           241.33                       97
RCBK      Richmond County Financial Corp 110.53           110.89                      351
RELI      Reliance Bancshares Inc.        95.02            95.02                       NA
RELY      Reliance Bancorp Inc.          131.32           188.25                      440
RIVR      River Valley Bancorp            93.37            94.52                       NA
ROSE      TR Financial Corp.             154.43           154.43                      430
RSLN      Roslyn Bancorp Inc.            107.94           108.39                      479
RVSB      Riverview Bancorp Inc.         129.59           133.75                       95
SBAN      SouthBanc Shares Inc.           94.53            94.53                       NA
SBFL      Finger Lakes Financial (MHC)   179.74           179.74                       88

            EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                                       Dividends       Current Pricing Data as of 10/05/98
                                             ----------------------- -----------------------------------------
                                             Current  LTM Dividend    Price/
                                             Dividend    Payout        LTM       Price/   Price/        Price/
                                              Yield       Ratio      Core EPS    Assets  Earnings      LTM EPS
Ticker      Short Name                          ($)       (%)          (X)        (%)       (X)          (X)
------------------------------------------   ----------------------- -----------------------------------------
SBOS      Boston Bancorp (The)                    NA     10.89          NA          NA         NA         NA
SCBS      Southern Community Bancshares         2.14    302.78       15.38       23.44      12.07      15.56
SCCB      S. Carolina Community Bancshrs        3.82     94.12       24.63       20.23         NA      24.63
SFED      SFS Bancorp Inc.                      1.17     30.00       28.09       18.49      26.20      27.25
SFFC      StateFed Financial Corp.              1.95     30.30       15.53       17.87      16.02      15.53
SFIN      Statewide Financial Corp.             3.01     34.92       14.38       11.55      14.87      13.69
SFSL      Security First Corp.                  1.85     28.45       16.81       22.02      15.73      16.81
SGVB      SGV Bancorp Inc.                         -      0.00       21.19        7.19      18.38      20.83
SHSB      SHS Bancorp Inc.                         -        NA          NA       16.46      16.44         NA
SIB       Staten Island Bancorp Inc.            1.87        NA          NA       25.60      15.86         NA
SISB      SIS Bancorp Inc.                         -     32.61       15.17       13.14      14.48      18.89
SKAN      Skaneateles Bancorp Inc.              2.07     25.79       12.98        7.31      12.05      12.74
SKBO      First Carnegie Deposit (MHC)          2.67    101.35       37.50       17.77      70.31      30.41
SMBC      Southern Missouri Bancorp Inc.           -     74.63       23.21       15.47      25.39      24.25
SOBI      Sobieski Bancorp Inc.                 2.13     42.67       20.55       12.39      15.63      20.00
SOPN      First Savings Bancorp Inc.            4.49     72.31       17.12       27.15      16.86      17.12
SPBC      St. Paul Bancorp Inc.                 2.89     28.17       15.04       15.62      14.41      14.61
SRN       Southern Banc Co.                        -     71.43       27.68       15.88      24.22      27.68
SSB       Scotland Bancorp Inc.                 1.81        NM       22.13       34.66      34.57      22.13
SSFC      South Street Financial Corp.          4.85        NM          NA       18.94      34.38      27.50
SSM       Stone Street Bancorp Inc.             2.99     56.88       19.22       25.25      24.02      19.22
STFR      St. Francis Capital Corp.                -     20.15       16.55       10.41      12.95      13.34
STSA      Sterling Financial Corp.                 -      0.00       12.80        5.86         NM      18.18
SVRN      Sovereign Bancorp Inc.                0.71     12.23       13.55        9.10      10.42      18.75
SWCB      Sandwich Bancorp Inc.                 2.45     54.66       24.68       22.03      25.56      23.18
SZB       SouthFirst Bancshares Inc.            3.64     75.34       25.00        9.79      41.25      22.60
TBFC      Telebanc Financial Corp.                 -      0.00          NA        5.02         NM      33.75
THR       Three Rivers Financial Corp.          2.71     39.25       16.93       12.87      14.51      15.19
THRD      TF Financial Corp.                    2.74     35.20       16.99        8.10      14.58      14.00
THTL      Thistle Group Holdings Co.            2.25        NA          NA          NA         NA         NA
TRIC      Tri-County Bancorp Inc.               3.67     53.47       16.22       16.19      16.67      16.67
TSBK      Timberland Bancorp Inc.               2.01        NA          NA       30.00      12.44         NA
TSBS      Peoples Bancorp Inc.                  1.15        NA          NA       36.12         NA         NA
TSH       Teche Holding Co.                     3.33     42.74       13.04       12.51      12.10      12.82
TWIN      Twin City Bancorp                     3.11     45.70       17.88       14.45      15.33      14.47
UBMT      United Financial Corp.                4.47        NA          NA       18.51      16.45      33.40
UCBC      Union Community Bancorp               3.23        NA          NA       33.07      18.36         NA
UCFC      United Community Finl Corp.              -        NA          NA          NA         NA         NA
UFBS      Union Financial Bcshs Inc.            2.66     23.36       15.05        9.75      11.67      11.97
UFRM      United Federal Savings Bank           1.39     42.11       35.94       18.76      26.95      30.26
UPFC      United PanAm Financial Corp.             -        NA          NA       21.50       4.93         NA
USAB      USABancshares Inc.                       -      0.00       38.64       12.64       9.66      85.00
UTBI      United Tennessee Bankshares              -        NA          NA       21.01      13.44         NA
WAMU      Washington Mutual Inc.                2.79     46.34        12.4       11.09      10.73      18.06
WAYN      Wayne Savings Bancshares (MHC)        3.44     80.24       27.69       17.25      23.68      25.00
WBST      Webster Financial Corp.               2.02     24.55       11.82        9.07      22.66      13.02
WCBI      Westco Bancorp Inc.                   2.21     37.50       18.52       23.87      19.22      17.47
WCFB      Webster City Federal SB (MHC)            -    125.00       23.83        33.2      23.83      23.83
WEBK      West Essex Bancorp (MHC)                 -        NA          NA          NA         NA         NA
WEFC      Wells Financial Corp.                 3.75     40.48       13.79       15.93      12.12      12.70
WEHO      Westwood Homestead Fin. Corp.         3.81        NM          NA       21.27      14.58      27.63
WES       Westcorp                              2.60    125.00          NM        5.53      96.10      27.46
WFI       Winton Financial Corp.                2.00     26.06       17.36       13.99      12.50      13.30
WFSL      Washington Federal Inc.               3.79     41.78       11.89       22.88      11.23      11.55
WHGB      WHG Bancshares Corp.                     -     60.42       23.21       11.97      18.96      23.70
WOFC      Western Ohio Financial Corp.          4.92    769.23      156.25       13.06      24.18     156.25
WRNB      Warren Bancorp Inc.                   4.00     84.81       12.68       18.81      11.25      11.39
WSB       Washington Savings Bank, FSB          2.29     23.26       14.58        7.07      12.15      10.17
WSBI      Warwick Community Bancorp             1.31        NA          NA       19.72      15.31         NA
WSFS      WSFS Financial Corp.                  0.79      2.22       11.64       12.31      10.89      11.30
WSTR      WesterFed Financial Corp.                -     39.61       15.12       10.66      13.93      15.12
WVFC      WVS Financial Corp.                   3.92    153.06       14.45       18.65      20.15      15.63
WYNE      Wayne Bancorp Inc.                    0.70     20.00       29.51       20.93      23.85      28.63
YFCB      Yonkers Financial Corp.                  -     24.07       15.21       10.18      13.66      13.66



                                          Current Pricing Data as of 10/05/98      Productivity
                                          -----------------------------------    ---------------
                                             Price/      Price/Tang                Full Time
                                          Publicly Rep   Publicly Rep                Equivalent
                                          Book Value      Book Value                 Employees
Ticker            Short Name                 (%)          (%)                    Most Recent Qtr
---------------------------------------   ------------   ------------            ---------------
SBOS      Boston Bancorp (The)               NA                 NA                     NA
SCBS      Southern Community Bancshares  135.14             135.14                     18
SCCB      S. Carolina Community Bancshrs 103.14             103.14                     13
SFED      SFS Bancorp Inc.               150.30             150.30                     57
SFFC      StateFed Financial Corp.        99.81              99.81                     17
SFIN      Statewide Financial Corp.      118.88             119.05                     NA
SFSL      Security First Corp.           222.35             225.17                    145
SGVB      SGV Bancorp Inc.                91.04              92.11                     99
SHSB      SHS Bancorp Inc.               118.89             118.89                     27
SIB       Staten Island Bancorp Inc.     108.73             111.49                    568
SISB      SIS Bancorp Inc.               187.13             187.13                    612
SKAN      Skaneateles Bancorp Inc.        106.3             108.87                    104
SKBO      First Carnegie Deposit (MHC)   105.83             105.83                     NA
SMBC      Southern Missouri Bancorp Inc. 100.06             100.06                     60
SOBI      Sobieski Bancorp Inc.           83.24              83.24                     24
SOPN      First Savings Bancorp Inc.     118.79             118.79                     42
SPBC      St. Paul Bancorp Inc.          162.75             163.39                   1157
SRN       Southern Banc Co.               89.88              90.54                     29
SSB       Scotland Bancorp Inc.          138.98             138.98                     13
SSFC      South Street Financial Corp.    97.06              97.06                     38
SSM       Stone Street Bancorp Inc.       92.40              92.40                     22
STFR      St. Francis Capital Corp.      138.67             155.03                    427
STSA      Sterling Financial Corp.       115.11             292.50                    673
SVRN      Sovereign Bancorp Inc.         160.26             181.74                   2715
SWCB      Sandwich Bancorp Inc.          262.49             270.05                    148
SZB       SouthFirst Bancshares Inc.      98.51             101.04                     67
TBFC      Telebanc Financial Corp.       201.19             216.00                     74
THR       Three Rivers Financial Corp.   100.31             100.62                     45
THRD      TF Financial Corp.              98.09             115.59                    152
THTL      Thistle Group Holdings Co.         NA                 NA                     NA
TRIC      Tri-County Bancorp Inc.         98.44              98.44                     19
TSBK      Timberland Bancorp Inc.         92.69              92.69                     97
TSBS      Peoples Bancorp Inc.            92.43              95.26                     NA
TSH       Teche Holding Co.               90.36              90.36                    168
TWIN      Twin City Bancorp              114.04             114.04                     57
UBMT      United Financial Corp.         125.49             129.86                     78
UCBC      Union Community Bancorp         82.11              82.11                     NA
UCFC      United Community Finl Corp.        NA                 NA                    425
UFBS      Union Financial Bcshs Inc.     121.11                 NA                     NA
UFRM      United Federal Savings Bank    241.94             241.94                    127
UPFC      United PanAm Financial Corp.   107.89             108.35                     NA
USAB      USABancshares Inc.             136.88             137.76                     NA
UTBI      United Tennessee Bankshares     77.73              77.73                     19
WAMU      Washington Mutual Inc.         198.96             211.46                  19694
WAYN      Wayne Savings Bancshares (MHC) 181.09             181.09                    100
WBST      Webster Financial Corp.        151.99             179.31                   1633
WCBI      Westco Bancorp Inc.            152.38             152.38                     55
WCFB      Webster City Federal SB (MHC)  141.86             141.86                     21
WEBK      West Essex Bancorp (MHC)           NA                 NA                     56
WEFC      Wells Financial Corp.          103.69             103.69                     NA
WEHO      Westwood Homestead Fin. Corp.  103.35             103.35                     25
WES       Westcorp                        61.02              61.16                   2440
WFI       Winton Financial Corp.         192.60             195.62                     NA
WFSL      Washington Federal Inc.        164.63             177.27                    662
WHGB      WHG Bancshares Corp.            78.34              78.34                     NA
WOFC      Western Ohio Financial Corp.    89.96              96.18                    111
WRNB      Warren Bancorp Inc.            179.28             179.28                    138
WSB       Washington Savings Bank, FSB    83.97              83.97                     NA
WSBI      Warwick Community Bancorp       93.94              93.94                    118
WSFS      WSFS Financial Corp.           200.13             201.19                    303
WSTR      WesterFed Financial Corp.       99.29             121.80                    371
WVFC      WVS Financial Corp.            167.91             167.91                     62
WYNE      Wayne Bancorp Inc.             163.85             163.85                     61
YFCB      Yonkers Financial Corp.         98.93              98.93                     71

           EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS


                                                     Dividends          Current Pricing Data as of 10/05/98
                                             ----------------------- -----------------------------------------
                                             Current  LTM Dividend    Price/
                                             Dividend    Payout        LTM       Price/     Price/      Price/
                                              Yield       Ratio      Core EPS    Assets    Earnings    LTM EPS
Ticker      Short Name                          ($)       (%)          (X)        (%)        (X)         (X)
------------------------------------------   ----------------------- -----------------------------------------
YFED        York Financial Corp                 2.93       47.17       21.13       12.95     17.07       16.75
------------------------------------------   -----------------------------------------------------------------
              Average                           1.79       54.67       20.13       15.63     18.59       18.21



                                          Current Pricing Data as of 10/05/98    Productivity
                                          -----------------------------------  -----------------
                                             Price/          Price/Tang           Full Time
                                          Publicly Rep      Publicly Rep          Equivalent
                                          Book Value         Book Value           Employees
Ticker            Short Name                 (%)                (%)              Most Recent Qtr
---------------------------------------   -----------------------------------  -----------------
YFED          York Financial Corp.           145.73            145.73                 419
---------------------------------------   ------------------------------------------------------
              Average                        127.65            132.89                 363





           EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                                     Dividends                Current Pricing Data as of 10/05/98
                                             ------------------------ --------------------------------------------------
                                             Current      LTM Dividend    Price/
                                             Dividend         Payout        LTM       Price/      Price/        Price/
                                              Yield           Ratio      Core EPS    Assets      Earnings      LTM EPS
Ticker      Short Name                          ($)            (%)          (X)        (%)          (X)          (X)
------------------------------------------   ------------------------ --------------------------------------------------
              Comparable Thrift Data
ANDB      Andover Bancorp Inc.                     2.537       26.38       12.39       13.21        9.09       12.07
EBSI      Eagle Bancshares                         3.556       41.50       12.59        9.33        9.00       12.24
FAB       FIRSTFED AMERICA BANCORP INC.            1.538        5.81       18.57        8.17       14.77       15.12
FNGB      First Northern Capital Corp.             3.429       47.22       15.67       13.47       13.82       14.58
FWWB      First Washington Bancorp Inc.            1.600       22.90       19.40       19.32       17.58       17.72
KFBI      Klamath First Bancorp                    2.182       36.02       17.93       16.22       15.87       17.74
MDBK      Medford Bancorp Inc.                     2.462       37.30       13.66       12.75       11.95       12.90
MECH      MECH Financial Inc.                          0        9.26       14.60       13.03       12.50       14.51
WSTR      WesterFed Financial Corp.                    0       39.61       15.12       10.66       13.93       15.12
YFED      York Financial Corp.                      2.93       47.17       21.13       12.95       17.07       16.75
-------------------------------------------  ------------------------ --------------------------------------------------
          Average                                   2.02       31.32       16.11       12.91       13.56       14.88
          Median                                    2.32       36.66       15.40       12.99       13.88       14.85
          Maximum                                   3.56       47.22       21.13       19.32       17.58       17.74
          Minimum                                      0        5.81       12.39        8.17        9.00       12.07

          COMMUNITY SAVINGS BANKSHARES, INC.          NA          NA          NA          NA          NA          NA

          VARIANCE TO THE COMPARABLE MEDIAN           NA          NA          NA          NA          NA          NA



                                                Current Pricing Data as of 10/05/98    Productivity
                                                -----------------------------------  -----------------
                                                   Price/           Price/Tang          Full Time
                                                Publicly Rep        Publicly Rep         Equivalent
                                                 Book Value          Book Value          Employees
Ticker            Short Name                        (%)                (%)            Most Recent Qtr
---------------------------------------         ------------------------------------------------------
              Comparable Thrift Data
ANDB      Andover Bancorp Inc.                   161.13                161.13               282
EBSI      Eagle Bancshares                       134.73                134.73               573
FAB       FIRSTFED AMERICA BANCORP INC.           82.49                 82.49               289
FNGB      First Northern Capital Corp.           123.67                123.67               220
FWWB      First Washington Bancorp Inc.          137.61                166.54                NA
KFBI      Klamath First Bancorp                     103                112.47               240
MDBK      Medford Bancorp Inc.                   142.67                150.32               253
MECH      MECH Financial Inc.                    134.21                134.21               236
WSTR      WesterFed Financial Corp.               99.29                 121.8               371
YFED      York Financial Corp.                   145.73                145.73               419
          -----------------------------         -------------------------------------------------------
          Average                                126.45                133.31               320
          Median                                 134.47                134.47               282
          Maximum                                161.13                166.54               573
          Minimum                                 82.49                 82.49               220

          COMMUNITY SAVINGS BANKSHARES, INC.         NA                    NA                NA

          VARIANCE TO THE COMPARABLE MEDIAN          NA                    NA                NA

EXHIBIT 5

SELECTED DATA ON ALL PUBLIC THRIFTS

                                                                                    Income
                                             -------------------------------------------------------------------------------------

                                              Net Income   Core Income  Core EPS  EPS   Net Income  Core Income    Core EPS    EPS
  Ticker              Short Name                   LTM        LTM         LTM     LTM     MRQ          MRQ           MRQ       MRQ
-----------------------------------------    -------------------------------------------------------------------------------------
%CCMD      Chevy Chase Bank FSB                    26,860      -65,507      NA       NA     (11,034)    (35,897)        NA      NA
AABC       Access Anytime Bancorp Inc.              1,496        1,361     1.10     1.22         73          29       0.06    0.02
ABBK       Abington Bancorp Inc.                    4,520        3,433     0.88     1.17      1,154         632       0.30    0.16
ABCL       Alliance Bancorp                        11,577       13,864     1.47     1.28      1,741       3,975       0.14    0.32
ABCW       Anchor BanCorp Wisconsin                22,001       19,105     1.00     1.15      6,119       5,052       0.33    0.27
AFBC       Advance Financial Bancorp                  848          734     0.74     0.85        155          95       0.16    0.10
AFED       AFSALA Bancorp Inc.                      1,010        1,112     0.85     0.78        116         199       0.09    0.15
AHCI       Ambanc Holding Co.                       2,079        2,122     0.57     0.53         97         533       0.03    0.16
ALBC       Albion Banc Corp.                          380          358     0.48     0.51         90          87       0.12    0.12
ALBK       ALBANK Financial Corp.                  44,748       44,502     3.23     3.24     10,275      10,263       0.74    0.74
ALLB       Alliance Bank (MHC)                      2,000        2,000     0.62     0.62        519         519       0.16    0.16
AMFC       AMB Financial Corp.                        863          549     0.61     0.95         95         134       0.11    0.16
ANA        Acadiana Bancshares Inc.                 2,944        2,757     1.14     1.22        628         604       0.27    0.26
ANDB       Andover Bancorp Inc.                    15,768       15,382     2.29     2.35      5,250       5,125       0.78    0.76
ANE        Alliance Bncp of New England             2,314        1,117     0.44     0.90        626         332       0.24    0.13
ASBI       Ameriana Bancorp                         3,810        3,267     1.00     1.16        915         797       0.28    0.24
ASBP       ASB Financial Corp.                      1,076        1,073     0.67     0.67        300         300       0.19    0.19
ASFC       Astoria Financial Corp.                 83,755       76,634     2.98     3.28     23,663      21,502       0.85    0.77
ATSB       AmTrust Capital Corp.                      288          125     0.25     0.57         64          (4)      0.13   (0.01)
AVND       Avondale Financial Corp.                -5,216       -3,843    -1.13    -1.44      1,766        (662)      0.55   (0.21)
BANC       BankAtlantic Bancorp Inc.               26,254       12,081     0.30     0.67      6,391       4,785       0.15    0.11
BCSB       BCSB Bankcorp Inc. (MHC)                 2,001        1,781       NA       NA        565         565         NA      NA
BDJI       First Federal Bancorp.                     809          815     0.98     0.97        233         233       0.28    0.28
BFD        BostonFed Bancorp Inc.                   7,128        5,737     1.04     1.29      1,803       1,302       0.33    0.24
BFFC       Big Foot Financial Corp.                 1,180          875     0.36     0.49        317         160       0.12    0.06
BFSB       Bedford Bancshares Inc.                  1,769        1,757     0.76     0.76        512         510       0.22    0.22
BKC        American Bank of Connecticut             8,543        7,211     1.51     1.79      2,258       2,028       0.47    0.42
BKCT       Bancorp Connecticut Inc.                 6,484        5,509     0.99     1.15      1,751       1,507       0.31    0.27
BKUNA      BankUnited Financial Corp.               7,784        5,119     0.28     0.47      1,351         212       0.07      --
BNKU       Bank United Corp.                      110,570      103,862     3.22     3.42     23,913      21,674       0.74    0.67
BPLS       Bank Plus Corp.                          7,553       11,434     0.55     0.37     (1,176)         54      (0.06)     --
BRBI       Blue River Bancshares Inc.                  NA           NA       NA       NA    (57,343)    (57,343)        --      NA
BRKL       Brookline Bancorp (MHC)                 15,539       14,729       NA       NA      5,143       4,338       0.18    0.15
BTHL       Bethel Bancorp                           1,435        1,141     0.74     0.96        302         263       0.19    0.16
BVCC       Bay View Capital Corp.                  14,549       24,703     1.44     0.81      5,234       7,793       0.25    0.37
BWFC       Bank West Financial Corp.                  830          864     0.34     0.33         90         234       0.03    0.08
BYFC       Broadway Financial Corp.                   580          237     0.22     0.61         84          87       0.09    0.09
BYS        Bay State Bancorp                       -1,671          877       NA       NA        514         628       0.22    0.27
CAFI       Camco Financial Corp.                    6,753        4,833     0.92     1.27      1,752       1,222       0.31    0.22
CASB       Cascade Financial Corp.                  3,525        3,168     0.67     0.75      1,000         791       0.21    0.17
CASH       First Midwest Financial Inc.             2,855        2,573     0.93     1.04        893         837       0.33    0.31
CATB       Catskill Financial Corp.                 3,853        3,793     0.90     0.91        974         950       0.24    0.23
CAVB       Cavalry Bancorp Inc.                        NA           NA       NA       NA      1,510       1,204       0.22    0.18
CBCI       Calumet Bancorp Inc.                     9,550        9,627     2.81     2.79      1,405       1,370       0.41    0.40
CBES       CBES Bancorp Inc.                        1,054          755     0.80     1.11        300         163       0.33    0.18
CBK        Citizens First Financial Corp.           1,969        1,125     0.43     0.77        435         286       0.17    0.11
CBSA       Coastal Bancorp Inc.                    15,426       15,816     2.03     1.98      3,979       3,979       0.51    0.51
CEBK       Central Co-operative Bank                3,112        2,323     1.20     1.59        671         565       0.34    0.29
CENB       Century Bancorp Inc.                     1,204        1,196     1.05     1.06        303         295       0.26    0.25
CFB        Commercial Federal Corp.                67,333       83,240     2.00     1.62     18,175      20,143       0.43    0.48
CFCP       Coastal Financial Corp.                  6,689        5,390     0.83     1.03      1,762       1,423       0.27    0.22
CFFC       Community Financial Corp.                1,817        1,746     0.66     0.69        506         435       0.19    0.16
CFKY       Columbia Financial of Kentucky              NA           NA       NA       NA        239         239         NA      NA
CFNC       Carolina Fincorp Inc.                    1,069        1,194     0.68     0.61        359         333       0.20    0.19
CFSB       CFSB Bancorp Inc.                       11,609       10,478     1.21     1.34      3,209       2,798       0.37    0.32
CFTP       Community Federal Bancorp                2,895        2,522     0.58     0.67        886         652       0.21    0.15
CIBI       Community Investors Bancorp                879          879     0.68     0.68        204         204       0.16    0.16
CITZ       CFS Bancorp Inc.                            NA           NA       NA       NA      1,267       1,267         NA      NA
CKFB       CKF Bancorp Inc.                           826          826     1.00     1.00        175         175       0.22    0.22
CLAS       Classic Bancshares Inc.                    980          744     0.61     0.79        197         196       0.16    0.16
CMRN       Cameron Financial Corp                   2,460        2,417     1.00     1.01        672         661       0.28    0.28
CMSB       Commonwealth Bancorp Inc.               13,340        9,460     0.60     0.86      1,469       1,513       0.10    0.10
CMSV       Community Savings Bnkshrs(MHC)           5,133        4,735     0.93     1.01      1,279       1,279       0.25    0.25
CNIT       CENIT Bancorp Inc.                       6,362        5,854     1.20     1.30      1,504       1,317       0.31    0.27

            EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS


                                                                                 Income
                                             --------------------------------------------------------------------------------------

                                              Net Income   Core Income  Core EPS  EPS     Net Income  Core Income  Core EPS    EPS
  Ticker              Short Name                   LTM        LTM         LTM     LTM        MRQ          MRQ        MRQ       MRQ
-----------------------------------------    --------------------------------------------------------------------------------------
CNSB       CNS Bancorp Inc.                         870          742       0.45    0.53        203        141       0.12       0.08
CNY        Carver Bancorp Inc.                    1,054          932       0.42    0.48        318        318       0.14       0.14
COFI       Charter One Financial                173,432      226,022       1.72    1.26     68,361     65,586       0.50       0.48
CONE       Conestoga Bancorp, Inc.                3,210        2,607       0.58    0.71        742        334       0.16       0.07
COOP       Cooperative Bankshares Inc.            2,391        2,196       0.68    0.74        669        668       0.21       0.21
CRSB       Crusader Holding Corp.                 3,736        3,401       1.16    1.27      1,260      1,124       0.34       0.30
CRZY       Crazy Woman Creek Bancorp                738          741       0.83    0.83        172        172       0.19       0.19
CSBF       CSB Financial Group Inc.                 304          289       0.35    0.37         95         92       0.12       0.12
CVAL       Chester Valley Bancorp Inc.            3,626        3,442       1.40    1.48        655        735       0.27       0.30
DCBI       Delphos Citizens Bancorp Inc.          1,593        1,593       0.90    0.90        400        400       0.23       0.23
DCOM       Dime Community Bancshares Inc.        13,098       12,523       1.04    1.09      4,035      3,709       0.34       0.31
DME        Dime Bancorp Inc.                    176,541      108,962       0.96    1.55     58,266     16,833       0.50       0.14
DNFC       D & N Financial Corp.                 15,331       12,676       1.35    1.63      3,982      3,237       0.42       0.34
DSL        Downey Financial Corp.                57,147       48,265       1.70    2.02     14,988     11,339       0.53       0.40
EBI        Equality Bancorp Inc.                  1,402           48         NA      NA        351        (12)      0.15      (0.01)
EBSI       Eagle Bancshares                       8,630        8,414       1.43    1.47      2,980      2,711       0.50       0.45
EFBC       Empire Federal Bancorp Inc.            1,585        1,585       0.67    0.67        392        392       0.17       0.17
EFBI       Enterprise Federal Bancorp             2,440        2,117       0.99    1.16        716        716       0.31       0.31
EFC        EFC Bancorp Inc.                        -506        3,093         NA      NA     (2,458)     1,141         NA         NA
EGLB       Eagle BancGroup Inc.                     616          219       0.19    0.55        202         41       0.18       0.04
EMLD       Emerald Financial Corp.                6,902        6,326       0.59    0.64      1,877      1,754       0.17       0.16
EQSB       Equitable Federal Savings Bank         2,276        2,160       1.66    1.74        544        500       0.41       0.38
ESBF       ESB Financial Corp.                    5,945        5,863       1.03    1.04      1,548      1,497       0.27       0.26
ESBK       Elmira Savings Bank (The)              1,073          883       1.23    1.50        308        306       0.43       0.43
ESX        Essex Bancorp Inc.                      -470         -469      -2.06   -2.06        137        137      (0.29)     (0.29)
ETFS       East Texas Financial Services            632          548       0.37    0.43        123         99       0.08       0.06
FAB        FIRSTFED AMERICA BANCORP INC.          6,867        5,569       0.70    0.86      1,694      1,400       0.22       0.18
FBBC       First Bell Bancorp Inc.                7,549        7,491       1.27    1.28      1,958      1,958       0.33       0.33
FBCI       Fidelity Bancorp Inc.                     NA           NA         NA      NA        934        934       0.32       0.32
FBCV       1ST Bancorp                            1,911        1,349       1.22    1.73        460        215       0.41       0.19
FBER       1st Bergen Bancorp                     2,112        2,112       0.84    0.84        550        550       0.23       0.23
FBHC       Fort Bend Holding Corp.                2,071        1,377       0.63    0.94        572        379       0.24       0.16
FBNW       FirstBank Corp.                        1,931        1,097         NA      NA        451        162       0.25       0.09
FBSI       First Bancshares Inc.                  1,845        1,830       0.84    0.85        428        433       0.19       0.19
FCB        Falmouth Bancorp Inc.                  1,094          832       0.60    0.81        281        203       0.20       0.14
FCBF       FCB Financial Corp.                    6,892        6,039       1.59    1.80      1,739      1,413       0.45       0.37
FCBH       Virginia Beach Fed. Financial             NA           NA         NA      NA      1,011        711         NA         NA
FCBK       First Coastal Bankshares               4,260        2,999       0.59    0.84      1,028        560       0.20       0.11
FCME       First Coastal Corp.                    1,221        1,102       0.80    0.88        292        262       0.21       0.19
FDEF       First Defiance Financial               5,381        5,117       0.63    0.66      1,545      1,451       0.20       0.19
FDTR       Federal Trust Corp.                       NA           NA         NA      NA        112         93       0.02       0.02
FED        FirstFed Financial Corp.              29,364       27,749       1.29    1.37      8,637      7,854       0.40       0.36
FESX       First Essex Bancorp Inc.              10,487        9,045       1.15    1.33      2,749      1,872       0.35       0.24
FFBH       First Federal Bancshares of AR         5,553        5,486       1.18    1.20      1,462      1,422       0.31       0.30
FFBI       First Financial Bancorp Inc.             124          251       0.61    0.30         49         (2)      0.12         --
FFBS       FFBS BanCorp Inc.                      1,824        1,824       1.20    1.20        451        451       0.30       0.30
FFBZ       First Federal Bancorp Inc.             1,701        1,598       0.47    0.50        478        435       0.14       0.13
FFCH       First Financial Holdings Inc.         16,015       15,362       1.10    1.15      4,203      3,885       0.30       0.28
FFDB       FirstFed Bancorp Inc.                  1,595        1,595       0.66    0.66        376        376       0.15       0.15
FFDF       FFD Financial Corp.                      982          695       0.50    0.71        429        142       0.31       0.10
FFED       Fidelity Federal Bancorp              -6,794       -1,034      -0.35   -2.30        411        367       0.13       0.12
FFES       First Federal of East Hartford         5,835        6,300       2.26    2.09      1,577      1,577       0.56       0.56
FFFD       North Central Bancshares Inc.          4,290        4,090       1.27    1.33      1,116      1,116       0.35       0.35
FFFL       Fidelity Bankshares Inc. (MHC)         7,805        6,304       0.93    1.15      1,993      1,504       0.29       0.22
FFHH       FSF Financial Corp.                    3,177        3,003       1.05    1.10        767        683       0.27       0.24
FFHS       First Franklin Corp.                   1,878        1,620       0.90    1.04        443        399       0.25       0.23
FFIC       Flushing Financial Corp.               9,486        9,748       0.90    0.87      2,743      2,695       0.25       0.25
FFKY       First Federal Financial Corp.          6,334        6,090       1.46    1.52      1,629      1,543       0.39       0.37
FFLC       FFLC Bancorp Inc.                      3,966        3,763       0.99    1.04      1,096      1,096       0.29       0.29
FFOH       Fidelity Financial of Ohio             4,784        4,588       0.85    0.88      1,134      1,115       0.21       0.21
FFPB       First Palm Beach Bancorp Inc.          8,018        4,308       0.83    1.56      1,163        526       0.23       0.10
FFSL       First Independence Corp.                 846          846       0.85    0.85        268        268       0.27       0.27
FFSX       First Fed SB of Siouxland(MHC)         3,418        3,325       1.16    1.19        987        848       0.34       0.29
FFWC       FFW Corp.                              1,900        1,659       1.15    1.32        453        259       0.32       0.18

            EXHIBIT 5

SELECTED DATA ON ALL PUBLIC THRIFTS


                                                                                    Income
                                             -------------------------------------------------------------------------------------

                                              Net Income  Core Income Core EPS   EPS      Net Income  Core Income   Core EPS  EPS
  Ticker              Short Name                 LTM         LTM        LTM      LTM         MRQ          MRQ         MRQ     MRQ
-----------------------------------------    -------------------------------------------------------------------------------------
FFWD       Wood Bancorp Inc.                       2,369       1,937     0.70      0.86        602          432       0.22    0.16
FFYF       FFY Financial Corp.                     7,729       7,567     1.94      1.98      1,918        1,858       0.50    0.48
FGHC       First Georgia Holding Inc.              1,970       1,970     0.38      0.38        530          530       0.10    0.10
FIBC       Financial Bancorp Inc.                  2,887       2,799     1.66      1.72        779          753       0.46    0.44
FISB       First Indiana Corp.                    18,727      13,317     1.00      1.42      4,617        2,949       0.35    0.22
FKAN       First Kansas Financial Corp.              668         602       NA        NA        180          176         NA      NA
FKFS       First Keystone Financial                2,753       2,442     1.07      1.21        701          645       0.31    0.29
FKKY       Frankfort First Bancorp Inc.            1,580       1,580     0.96      0.96        421          421       0.24    0.24
FLAG       FLAG Financial Corp.                    2,777       2,062     0.50      0.68        962          612       0.18    0.11
FLFC       First Liberty Financial Corp.           9,059      10,105     0.81      0.73      2,645        2,977       0.19    0.21
FLGS       Flagstar Bancorp Inc.                  30,046      30,046     2.15      2.15     10,183       10,183       0.73    0.73
FLKY       First Lancaster Bancshares                512         512     0.57      0.57        133          133       0.15    0.15
FMBD       First Mutual Bancorp Inc.               1,369       1,050     0.33      0.42        516          420       0.16    0.13
FMCO       FMS Financial Corp.                     5,263       5,255     0.71      0.71      1,336        1,335       0.18    0.18
FMSB       First Mutual Savings Bank               4,852       4,249     0.99      1.13      1,277        1,077       0.29    0.24
FNGB       First Northern Capital Corp.            6,551       6,060     0.67      0.72      1,730        1,562       0.19    0.17
FPRY       First Financial Bancorp                 1,313         985     1.09      1.45        257          141       0.28    0.15
FSBI       Fidelity Bancorp Inc.                   2,870       2,797     1.39      1.42        735          698       0.36    0.34
FSFF       First SecurityFed Financial             3,379       5,062       NA        NA      1,369        1,369       0.22    0.22
FSLA       First Source Bancorp Inc.              11,558      11,246       NA        NA      3,879        3,852         NA      NA
FSNJ       Bayonne Bancshares Inc.                 4,655       4,672       NA        NA      1,114        1,128       0.12    0.12
FSPT       FirstSpartan Financial Corp.            7,540       7,318       NA        NA      1,869        1,713       0.47    0.43
FSSB       First FS&LA of San Bernardino          -1,202      -1,205    -3.67     -3.67        (32)         (32)     (0.10)  (0.10)
FSTC       First Citizens Corp.                    5,326       4,530     1.51      1.78      1,339        1,036       0.44    0.34
FTF        Texarkana First Financial Corp          3,162       3,015     1.75      1.84        842          811       0.49    0.47
FTFC       First Federal Capital Corp.            18,921      11,163     0.57      0.96      4,698        2,000       0.24    0.10
FTNB       Fulton Bancorp Inc.                     1,139         884     0.54      0.70        254          183       0.14    0.10
FTSB       Fort Thomas Financial Corp.             1,173       1,173     0.81      0.81        295          295       0.20    0.20
FWWB       First Washington Bancorp Inc.          13,425      12,319     1.16      1.27      3,548        3,205       0.32    0.29
GAF        GA Financial Inc.                       8,174       7,558     1.07      1.15      1,802        1,683       0.26    0.24
GBNK       Gaston Federal Bancorp (MHC)               NA          NA       NA        NA        610          610         NA      NA
GDW        Golden West Financial                 402,808     393,944     6.80      6.95    116,950      104,550       2.01    1.80
GFCO       Glenway Financial Corp.                 2,704       2,700     1.16      1.16        756          729       0.33    0.32
GFED       Guaranty Federal Bcshs Inc.             2,841       2,797       NA        NA        887          888       0.15    0.15
GLMR       Gilmer Financial Svcs, Inc.                23         130     0.68      0.12        (54)         (57)     (0.30)  (0.32)
GOSB       GSB Financial Corp.                       923         866       NA        NA        175          175       0.08    0.08
GPT        GreenPoint Financial Corp.            145,849     149,207     2.00      1.96     39,415       39,204       0.54    0.54
GSB        Golden State Bancorp Inc.             128,749     142,280     1.98      1.78     39,300       41,171       0.51    0.54
GSFC       Green Street Financial Corp.            2,805       2,805     0.68      0.68        701          701       0.17    0.17
GSLA       GS Financial Corp.                      1,519       1,316     0.43      0.49        177          182       0.06    0.06
GTPS       Great American Bancorp                  1,008       1,008     0.61      0.61        275          275       0.18    0.18
GUPB       GFSB Bancorp Inc.                         877         872     0.76      0.76        215          210       0.20    0.20
HALL       Hallmark Capital Corp.                  2,799       2,611     0.90      0.97        761          657       0.25    0.22
HARB       Harbor Florida Bancshares Inc.         16,329      15,398       NA        NA      5,335        4,922       0.18    0.17
HARL       Harleysville Savings Bank               3,477       3,477     2.02      2.02        902          902       0.52    0.52
HARS       Harris Financial Inc. (MHC)            18,221      11,920     0.35      0.54      4,475        3,448       0.13    0.10
HAVN       Haven Bancorp Inc.                      8,858       9,399     1.03      0.98      1,231        1,911       0.13    0.20
HBBI       Home Building Bancorp                     329         316     1.09      1.14         69           64       0.24    0.22
HBEI       Home Bancorp of Elgin Inc.              2,437       2,437     0.39      0.39        692          692       0.11    0.11
HBFW       Home Bancorp                            2,957       2,886     1.25      1.28        749          746       0.33    0.33
HBNK       Highland Bancorp Inc.                   7,331       6,473     2.67      3.03      1,928        1,928       0.79    0.79
HBS        Haywood Bancshares Inc.                 1,394       2,193     1.77      1.13       (391)         412      (0.31)   0.33
HBSC       Heritage Bancorp Inc.                   2,628       2,618       NA        NA      1,109        1,102         NA      NA
HCBB       HCB Bancshares Inc.                       673         649       NA        NA        215          209       0.08    0.08
HCBC       High Country Bancorp Inc.                 653         653       NA        NA        197          197       0.15    0.15
HCFC       Home City Financial Corp.                 946         944     1.02      1.02        240          239       0.26    0.26
HEMT       HF Bancorp Inc.                           111         623     0.11      0.02       (654)         (11)     (0.10)     --
HFBC       HopFed Bancorp Inc.                     2,915       2,915       NA        NA        794          794       0.21    0.21
HFFB       Harrodsburg First Fin Bancorp           1,480       1,477     0.81      0.81        377          377       0.21    0.21
HFFC       HF Financial Corp.                      6,473       5,621     1.23      1.42      1,751        1,217       0.38    0.26
HFGI       Harrington Financial Group             -1,859        -688    -0.21     -0.57     (1,326)        (566)     (0.40)  (0.17)
HFSA       Hardin Bancorp Inc.                       825         721     0.91      1.03        186          168       0.23    0.21
HFWA       Heritage Financial Corp.                3,628       1,966       NA        NA      1,213          802       0.12    0.08
HHFC       Harvest Home Financial Corp.              543         515     0.57      0.60        156          132       0.17    0.14

EXHIBIT 5

SELECTED DATA ON ALL PUBLIC THRIFTS

                                                                                 Income
                                             --------------------------------------------------------------------------------------

                                              Net Income   Core Income  Core EPS  EPS  Net Income  Core Income    Core EPS    EPS
  Ticker              Short Name                 LTM           LTM        LTM     LTM     MRQ          MRQ           MRQ      MRQ
-----------------------------------------    --------------------------------------------------------------------------------------
HIFS       Hingham Instit. for Savings             2,819        2,791     2.08      2.10       743          715        0.55    0.53
HLFC       Home Loan Financial Corp.                 919          919       NA        NA       315          315        0.15    0.15
HMLK       Hemlock Federal Financial Corp          1,642        1,620     0.86      0.87       402          378        0.22    0.21
HMNF       HMN Financial Inc.                      5,219        3,706     0.63      0.88       784          817        0.14    0.15
HOMF       Home Federal Bancorp                   10,390        8,168     1.49      1.90     2,490        1,954        0.45    0.35
HPBC       Home Port Bancorp Inc.                  3,160        3,495     1.90      1.71       979          975        0.53    0.53
HRBF       Harbor Federal Bancorp Inc.             1,759        1,697     0.95      0.98       495          495        0.27    0.27
HRBT       Hudson River Bancorp                       NA           NA       NA        NA       986          950          NA      NA
HRZB       Horizon Financial Corp.                 8,374        8,158     1.08      1.11     2,143        2,021        0.28    0.26
HSTD       Homestead Bancorp Inc.                    331          222       NA        NA        80           67          NA      NA
HTHR       Hawthorne Financial Corp.               9,844       11,392     1.80      1.53     3,172        3,177        0.56    0.56
HWEN       Home Financial Bancorp                    393          301     0.36      0.47       100           66        0.12    0.08
HZFS       Horizon Financial Svcs Corp.              589          698     0.82      0.69      (101)         173       (0.12)   0.21
ICBC       Independence Comm. Bank Corp.              NA           NA       NA        NA    10,909       10,897        0.15    0.15
IFSB       Independence Federal Svgs Bank          3,293          842     0.66      2.57     1,890          557        1.47    0.43
INBI       Industrial Bancorp Inc.                 5,362        5,359     1.10      1.10     1,394        1,391        0.29    0.29
IPSW       Ipswich Savings Bank                    2,605        2,598     1.04      1.04       612          612        0.24    0.24
ITLA       ITLA Capital Corp.                     13,774       13,774     1.72      1.72     3,708        3,708        0.46    0.46
IWBK       InterWest Bancorp Inc.                 19,228       17,266     1.23      1.40     3,273        4,604        0.20    0.28
JSB        JSB Financial Inc.                     46,383       38,962     3.82      4.54    15,186       12,976        1.49    1.27
JSBA       Jefferson Savings Bancorp Inc.          8,955        7,736     0.78      0.90     1,820        1,658        0.18    0.16
JXSB       Jacksonville Savings Bk (MHC)             998          632     0.33      0.52       258          181        0.13    0.09
JXVL       Jacksonville Bancorp Inc.               3,138        3,138     1.26      1.26       756          756        0.31    0.31
KFBI       Klamath First Bancorp                   8,959        8,836     0.92      0.93     2,491        2,368        0.26    0.25
KNK        Kankakee Bancorp Inc.                   2,878        2,763     1.86      1.94       602          563        0.41    0.38
KSAV       KS Bancorp Inc.                         1,221        1,221     1.30      1.30       252          252        0.27    0.27
KSBK       KSB Bancorp Inc.                        1,726        1,689     1.38      1.41       435          435        0.34    0.34
KYF        Kentucky First Bancorp Inc.               917          907     0.74      0.75       197          197        0.16    0.16
LARK       Landmark Bancshares Inc.                2,446        2,066     1.19      1.41       584          436        0.35    0.26
LARL       Laurel Capital Group Inc.               3,051        3,128     1.35      1.32       768          884        0.33    0.38
LFBI       Little Falls Bancorp Inc.               1,895        1,895     0.80      0.80       494          494        0.22    0.22
LFCO       Life Financial Corp.                   13,804       14,367     2.09      2.01     1,151        1,151        0.17    0.17
LFED       Leeds Federal Bankshares (MHC)          3,306        3,305     0.64      0.64       759          759        0.15    0.15
LIBB       Liberty Bancorp Inc. (MHC)              1,371        1,283       NA        NA       311          311          NA      NA
LO         Local Financial Corp.                      NA           NA       NA        NA     4,525        4,308        0.22    0.21
LOGN       Logansport Financial Corp.              1,286        1,303     1.02      1.00       325          323        0.25    0.25
LONF       London Financial Corp.                    411          381     0.80      0.86       121          117        0.25    0.24
LSBI       LSB Financial Corp.                     1,763        1,517     1.63      1.89       470          370        0.50    0.39
LSBX       Lawrence Savings Bank                   9,188        9,053     2.00      2.03     1,883        1,841        0.41    0.40
LVSB       Lakeview Financial Corp.                9,445        4,121     0.99      2.28     2,589          542        0.61    0.13
LXMO       Lexington B&L Financial Corp.             628          624     0.62      0.62       157          157        0.15    0.15
MAFB       MAF Bancorp Inc.                       37,399       35,828     1.52      1.59     9,780        9,130        0.42    0.39
MARN       Marion Capital Holdings                 2,324        2,324     1.27      1.27       641          641        0.36    0.36
MASB       MASSBANK Corp.                         10,785        9,307     2.52      2.92     2,706        2,306        0.73    0.62
MBBC       Monterey Bay Bancorp Inc.               1,294        1,301     0.32      0.32       (65)          72       (0.02)   0.02
MBLF       MBLA Financial Corp.                    1,884        1,862     1.42      1.44       400          392        0.31    0.30
MBSP       Mitchell Bancorp Inc.                     433          433     0.50      0.50        63           63        0.07    0.07
MCBN       Mid-Coast Bancorp Inc.                    434          380     0.53      0.61        72           53        0.10    0.07
MDBK       Medford Bancorp Inc.                   11,953       11,358     1.19      1.26     3,238        2,885        0.34    0.30
MECH       MECH Financial Inc.                     8,603        8,533     1.61      1.62     2,526        2,513        0.47    0.47
METF       Metropolitan Financial Corp.            6,592        5,641     0.80      0.93     1,306        1,071        0.18    0.15
MFBC       MFB Corp.                               2,152        2,098     1.26      1.29       488          469        0.30    0.29
MFFC       Milton Federal Financial Corp.          1,499        1,215     0.57      0.71       449          303        0.21    0.14
MFLR       Mayflower Co-operative Bank             1,501        1,232     1.33      1.63       337          256        0.36    0.27
MIFC       Mid-Iowa Financial Corp.                1,377        1,361     0.76      0.77       350          350        0.19    0.19
MIVI       Mississippi View Holding Co.              744          732     0.94      0.95       177          175        0.24    0.24
MONT       Montgomery Financial Corp.                981          981       NA        NA       299          299        0.19    0.19
MRKF       Market Financial Corp.                    616          616     0.51      0.51       143          143        0.12    0.12
MSBF       MSB Financial Inc.                      1,223        1,055     0.81      0.94       312          263        0.26    0.22
MSBK       Mutual Savings Bank FSB                -8,179       -2,867    -0.67     -1.94       591          282        0.14    0.07
MWBI       Midwest Bancshares Inc.                 1,448        1,164     1.05      1.31       409          291        0.37    0.26
MWBX       MetroWest Bank                          7,750        7,637     0.54      0.54     2,017        1,953        0.14    0.14
MYST       Mystic Financial Inc.                   1,547        1,377       NA        NA       489          460        0.18    0.17
NASB       NASB Financial Inc.                    12,085        9,866     4.39      5.38     3,133        2,776        1.40    1.24

EXHIBIT 5

SELECTED DATA ON ALL PUBLIC THRIFTS


                                                                                    Income
                                             -------------------------------------------------------------------------------------

                                              Net Income   Core Income  Core EPS  EPS   Net Income  Core Income    Core EPS  EPS
  Ticker              Short Name                 LTM          LTM          LTM    LTM      MRQ          MRQ          MRQ     MRQ
-----------------------------------------    -------------------------------------------------------------------------------------
NBCP       Niagara Bancorp Inc. (MHC)            7,859       11,721        NA       NA        (354)       3,969         NA      NA
NBN        Northeast Bancorp                     2,404        2,213      0.79     0.86         745          718       0.27    0.26
NBSI       North Bancshares Inc.                   453          410      0.30     0.33          66           53       0.05    0.04
NEIB       Northeast Indiana Bancorp             2,308        2,308      1.42     1.42         587          587       0.38    0.38
NEP        Northeast PA Financial Corp.         -1,453        2,093        NA       NA         991          982         NA      NA
NHTB       New Hampshire Thrift Bncshrs          2,890        2,694      1.27     1.36         749          684       0.35    0.32
NMSB       NewMil Bancorp Inc.                   2,989        2,347      0.58     0.74         833          169       0.21    0.04
NSLB       NS&L Bancorp Inc.                       415          403      0.65     0.67         147          135       0.23    0.21
NSSY       NSS Bancorp Inc.                      5,967        4,828      1.90     2.34       1,158        1,061       0.46    0.42
NTBK       Net.B@nk Inc.                           761          755      0.03     0.03       3,269        3,294       0.51    0.51
NTMG       Nutmeg Federal S&LA                   1,100          684      0.26     0.55         326          235       0.18    0.13
NWEQ       Northwest Equity Corp.                1,190        1,106      1.38     1.48         322          297       0.39    0.36
NWSB       Northwest Bancorp Inc. (MHC)         21,322       20,587      0.43     0.45       5,825        5,149       0.12    0.11
OCFC       Ocean Financial Corp.                13,731       13,707      0.96     0.96       3,202        3,095       0.23    0.22
OCN        Ocwen Financial Corp.                27,546        6,918      0.13     0.46     (37,899)      (9,418)     (0.62)  (0.15)
OFCP       Ottawa Financial Corp.                7,907        7,054      1.14     1.27       2,227        1,866       0.36    0.30
OHSL       OHSL Financial Corp.                  2,075        1,912      0.79     0.85         546          499       0.22    0.20
OSFS       Ohio State Financial Services           340          340        NA       NA          80           80         NA      NA
OTFC       Oregon Trail Financial Corp.          3,157        3,157        NA       NA         776          776       0.18    0.18
PBCI       Pamrapo Bancorp Inc.                  4,693        4,532      1.60     1.66       1,040        1,040       0.37    0.37
PBCT       People's Bank (MHC)                 102,600       54,565      0.88     1.65      28,700       14,855       0.45    0.23
PBHC       Pathfinder Bancorp Inc. (MHC)         1,459        1,133      0.40     0.51         351          324       0.12    0.11
PBKB       People's Bancshares Inc.              5,515        2,203      0.66     1.64       1,528          498       0.45    0.15
PBOC       PBOC Holdings Inc.                       NA           NA        NA       NA      (6,446)      (6,446)     (0.57)  (0.57)
PCBC       Perry County Financial Corp.            833          827      1.07     1.07         206          203       0.26    0.26
PDB        Piedmont Bancorp Inc.                 1,643        1,590      0.59     0.61         419          377       0.15    0.13
PEDE       Great Pee Dee Bancorp                   905        1,035        NA       NA         306          306       0.14    0.14
PEEK       Peekskill Financial Corp.             1,854        1,896      0.67     0.66         461          461       0.17    0.17
PERM       Permanent Bancorp Inc.                2,634        2,495      0.58     0.61         627          568       0.14    0.13
PFDC       Peoples Bancorp                       4,282        4,282      1.26     1.26       1,006        1,006       0.30    0.30
PFED       Park Bancorp Inc.                     1,692        1,722      0.78     0.76         531          530       0.24    0.24
PFFB       PFF Bancorp Inc.                     16,624       15,346      0.93     1.01       4,327        4,053       0.28    0.26
PFFC       Peoples Financial Corp.                 886          496      0.37     0.64         188          129       0.14    0.10
PFNC       Progress Financial Corp.              3,998        3,506      0.73     0.83       1,121        1,009       0.21    0.19
PFSB       PennFed Financial Services Inc       11,198       10,855      1.12     1.16       2,722        2,721       0.28    0.28
PFSL       Pocahontas Bancorp Inc.               2,706        2,688        NA       NA         931          951         NA      NA
PHBK       Peoples Heritage Finl Group          73,953       95,106      1.30     1.08       8,310       30,718       0.09    0.33
PHFC       Pittsburgh Home Financial Corp        2,146        1,922      1.04     1.16         495          494       0.27    0.27
PHSB       Peoples Home Savings Bk (MHC)         1,749        1,612        NA       NA         374          356       0.14    0.13
PLSK       Pulaski Savings Bank (MHC)              999        1,062      0.52     0.49         162          243       0.08    0.12
PRBC       Prestige Bancorp Inc.                   704          680      0.69     0.72         195          185       0.20    0.19
PROV       Provident Financial Holdings          5,020        2,101      0.46     1.11       1,199          279       0.27    0.06
PSBI       PSB Bancorp Inc.                        724          475        NA       NA         170           13         NA      NA
PSFC       Peoples-Sidney Financial Corp.        1,233        1,233      0.74     0.74         225          225       0.14    0.14
PSFI       PS Financial Inc.                       845        1,456      0.68     0.46         358          348       0.19    0.18
PTRS       Potters Financial Corp.                 946          847      0.88     0.97         266          214       0.27    0.22
PULB       Pulaski Bank, FSB (MHC)               1,969        1,586      0.75     0.92         499          367       0.23    0.17
PULS       Pulse Bancorp                         5,562        5,562      1.72     1.72       1,403        1,403       0.43    0.43
PVFC       PVF Capital Corp.                     4,928        4,613      1.12     1.20       1,032          964       0.25    0.23
PVSA       Parkvale Financial Corp.             11,118       11,119      2.10     2.10       2,879        2,881       0.54    0.54
PWBK       Pennwood Bancorp Inc.                   279          250      0.37     0.41          10           10       0.02    0.02
QCBC       Quaker City Bancorp Inc.              6,610        6,496      1.12     1.14       1,803        1,781       0.31    0.31
QCFB       QCF Bancorp Inc.                      2,653        2,580      2.24     2.30         677          635       0.60    0.56
QCSB       Queens County Bancorp Inc.           23,668       23,314      1.14     1.15       6,623        6,627       0.32    0.32
RARB       Raritan Bancorp Inc.                  3,985        3,972      1.57     1.57       1,026        1,021       0.40    0.40
RCBK       Richmond County Financial Corp        4,526       17,228        NA       NA       5,473        5,467       0.22    0.22
RELI       Reliance Bancshares Inc.                572          554      0.23     0.24         133          114       0.05    0.04
RELY       Reliance Bancorp Inc.                18,729       17,768      1.89     1.99       4,443        4,443       0.46    0.46
RIVR       River Valley Bancorp                  1,276        1,126      1.02     1.15         313          293       0.28    0.26
ROSE       TR Financial Corp.                   39,047       33,319      1.89     2.22      10,764        8,575       0.62    0.49
RSLN       Roslyn Bancorp Inc.                  46,089       43,785      1.12     1.18      12,303       11,635       0.32    0.30
RVSB       Riverview Bancorp Inc.                4,436        4,219        NA       NA       1,257        1,200       0.21    0.20
SBAN       SouthBanc Shares Inc.                 2,677        2,828        NA       NA       1,206        1,206         NA      NA
SBFL       Finger Lakes Financial (MHC)            995          767      0.22     0.28         276          197       0.08    0.06

           EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS



                                                                                     Income
                                             -------------------------------------------------------------------------------------

                                              Net Income   Core Income  Core EPS  EPS   Net Income  Core Income    Core EPS   EPS
  Ticker              Short Name                 LTM          LTM         LTM     LTM      MRQ          MRQ           MRQ     MRQ
-----------------------------------------    -------------------------------------------------------------------------------------
SBOS       Boston Bancorp (The)                   37,152      18,104     3.40     6.98      14,315        5,073        2.69   0.95
SCBS       Southern Community Bancshares             862         867     0.91     0.90         275          275        0.29   0.29
SCCB       S. Carolina Community Bancshrs            408         408     0.68     0.68         122          122        0.22   0.22
SFED       SFS Bancorp Inc.                        1,143       1,107     0.97     1.00         298          298        0.26   0.26
SFFC       StateFed Financial Corp.                1,017       1,018     0.66     0.66         252          253        0.16   0.16
SFIN       Statewide Financial Corp.               5,330       5,086     1.20     1.26       1,214        1,015        0.29   0.24
SFSL       Security First Corp.                    9,773       9,751     1.16     1.16       2,652        2,624        0.31   0.31
SGVB       SGV Bancorp Inc.                        1,487       1,458     0.59     0.60         431          432        0.17   0.17
SHSB       SHS Bancorp Inc.                          662         618       NA       NA         203          163        0.27   0.22
SIB        Staten Island Bancorp Inc.             25,128      40,980       NA       NA      10,943       10,846        0.27   0.27
SISB       SIS Bancorp Inc.                       12,063      14,964     2.29     1.84       4,225        3,984        0.60   0.57
SKAN       Skaneateles Bancorp Inc.                1,578       1,539     1.04     1.06         418          403        0.28   0.27
SKBO       First Carnegie Deposit (MHC)              826         663     0.30     0.37          96           93        0.04   0.04
SMBC       Southern Missouri Bancorp Inc.          1,064       1,110     0.70     0.67         251          349        0.16   0.22
SOBI       Sobieski Bancorp Inc.                     544         531     0.73     0.75         168          160        0.24   0.23
SOPN       First Savings Bancorp Inc.              5,258       5,258     1.30     1.30       1,330        1,330        0.33   0.33
SPBC       St. Paul Bancorp Inc.                  49,481      47,665     1.38     1.42      12,516       11,661        0.36   0.34
SRN        Southern Banc Co.                         543         543     0.49     0.49         147          147        0.14   0.14
SSB        Scotland Bancorp Inc.                     842         840     0.50     0.50         139          139        0.08   0.08
SSFC       South Street Financial Corp.            1,257       1,230       NA     0.30         234          234        0.06   0.06
SSM        Stone Street Bancorp Inc.               1,512       1,512     0.80     0.80         301          301        0.16   0.16
STFR       St. Francis Capital Corp.              14,044      11,277     2.16     2.68       3,554        2,983        0.69   0.58
STSA       Sterling Financial Corp.                6,794       9,464     1.25     0.88        (959)       2,579       (0.13)  0.35
SVRN       Sovereign Bancorp Inc.                 90,829     115,113     0.83     0.60      40,946       34,640        0.27   0.23
SWCB       Sandwich Bancorp Inc.                   5,008       4,704     2.32     2.47       1,162        1,067        0.56   0.51
SZB        SouthFirst Bancshares Inc.                642         569     0.66     0.73          92           60        0.10   0.07
TBFC       Telebanc Financial Corp.                2,760         554       NA     0.40         179         (351)         --     NA
THR        Three Rivers Financial Corp.              822         739     0.96     1.07         207          181        0.28   0.24
THRD       TF Financial Corp.                      4,427       3,589     1.03     1.25         989          782        0.30   0.24
THTL       Thistle Group Holdings Co.                 NA          NA       NA       NA         441          441          NA     NA
TRIC       Tri-County Bancorp Inc.                   888         907     0.74     0.72         227          215        0.18   0.17
TSBK       Timberland Bancorp Inc.                 4,448       4,169       NA       NA       1,451        1,395        0.24   0.23
TSBS       Peoples Bancorp Inc.                    8,434       7,313       NA       NA       3,499        3,467          NA     NA
TSH        Teche Holding Co.                       3,853       3,783     1.15     1.17       1,014          979        0.31   0.30
TWIN       Twin City Bancorp                       1,108         900     0.72     0.89         258          223        0.21   0.18
UBMT       United Financial Corp.                  1,474       1,521       NA     0.67         574          562        0.34   0.33
UCBC       Union Community Bancorp                    NA          NA       NA       NA         471          471        0.16   0.16
UCFC       United Community Finl Corp.                NA          NA       NA       NA       3,462        3,306          NA     NA
UFBS       Union Financial Bcshs Inc.              1,547       1,237     0.93     1.17         406          316        0.30   0.23
UFRM       United Federal Savings Bank             1,854       1,554     0.48     0.57         533          503        0.16   0.15
UPFC       United PanAm Financial Corp.               NA          NA       NA       NA       4,213       (7,028)       0.26  (0.43)
USAB       USABancshares Inc.                        523         638     0.22     0.10         495          489        0.22   0.22
UTBI       United Tennessee Bankshares             1,030       1,030       NA       NA         295          295        0.20   0.20
WAMU       Washington Mutual Inc.                628,688     905,500     2.39     1.64     261,271      252,270        0.69   0.67
WAYN       Wayne Savings Bancshares (MHC)          1,822       1,646     0.65     0.72         477          419        0.19   0.17
WBST       Webster Financial Corp.                49,428      55,414     1.84     1.67       9,400       14,647        0.24   0.37
WCBI       Westco Bancorp Inc.                     4,711       4,424     1.66     1.76       1,058        1,122        0.40   0.42
WCFB       Webster City Federal SB (MHC)           1,332       1,332     0.64     0.64         328          328        0.16   0.16
WEBK       West Essex Bancorp (MHC)                   NA          NA       NA       NA         511          511          NA     NA
WEFC       Wells Financial Corp.                   2,401       2,236     1.16     1.26         622          553        0.33   0.29
WEHO       Westwood Homestead Fin. Corp.             919       1,200       NA     0.38         416          228        0.18   0.10
WES        Westcorp                                7,422     -32,682    -1.19     0.28         618       (9,270)       0.02  (0.30)
WFI        Winton Financial Corp.                  3,901       2,997     0.72     0.94       1,060          807        0.25   0.19
WFSL       Washington Federal Inc.               111,026     108,058     2.04     2.10      28,452       27,391        0.54   0.52
WHGB       WHG Bancshares Corp.                      634         644     0.49     0.48         197          197        0.15   0.15
WOFC       Western Ohio Financial Corp.              265         233     0.13     0.13         470          317        0.21   0.14
WRNB       Warren Bancorp Inc.                     6,294       5,633     0.71     0.79       1,619        1,451        0.20   0.18
WSB        Washington Savings Bank, FSB            1,957       1,335     0.30     0.43         410          343        0.09   0.08
WSBI       Warwick Community Bancorp               1,861       3,158       NA       NA       1,229        1,461        0.20   0.24
WSFS       WSFS Financial Corp.                   17,039      16,406     1.31     1.35       4,456        4,282        0.35   0.34
WSTR       WesterFed Financial Corp.               7,260       7,258     1.29     1.29       1,993        1,764        0.35   0.31
WVFC       WVS Financial Corp.                     3,492       3,765     1.06     0.98         687          960        0.19   0.27
WYNE       Wayne Bancorp Inc.                      1,873       1,812     0.97     1.00         553          491        0.30   0.27
YFCB       Yonkers Financial Corp.                 2,967       2,693     0.97     1.08         727          549        0.27   0.20

            EXHIBIT 5

SELECTED DATA ON ALL PUBLIC THRIFTS

                                                                                 Income
                                             -------------------------------------------------------------------------------------

                                              Net Income   Core Income  Core EPS  EPS  Net Income  Core Income    Core EPS   EPS
  Ticker              Short Name                   LTM        LTM         LTM     LTM     MRQ          MRQ           MRQ     MRQ
-----------------------------------------    -------------------------------------------------------------------------------------
YFED       York Financial Corp.                     10,015     7,906      0.84    1.06      2,435        1,964        0.26   0.21
-----------------------------------------    -------------------------------------------------------------------------------------

           Average                                  11,510    11,529      1.01    1.09      3,057        2,744        0.27   0.24

EXHIBIT 5

SELECTED DATA ON ALL PUBLIC THRIFTS

                                                                                      Income
                                             -------------------------------------------------------------------------------------

                                              Net Income   Core Income  Core EPS  EPS  Net Income  Core Income    Core EPS    EPS
  Ticker              Short Name                   LTM        LTM         LTM     LTM     MRQ          MRQ           MRQ      MRQ
-----------------------------------------    -------------------------------------------------------------------------------------
                Comparable Thrift Data
ANDB       Andover Bancorp Inc.                     15,768      15,382     2.29     2.35      5,250       5,125   0.78        0.76
EBSI       Eagle Bancshares                          8,630       8,414     1.43     1.47      2,980       2,711   0.50        0.45
FAB        FIRSTFED AMERICA BANCORP INC.             6,867       5,569     0.70     0.86      1,694       1,400   0.22        0.18
FNGB       First Northern Capital Corp.              6,551       6,060     0.67     0.72      1,730       1,562   0.19        0.17
FWWB       First Washington Bancorp Inc.            13,425      12,319     1.16     1.27      3,548       3,205   0.32        0.29
KFBI       Klamath First Bancorp                     8,959       8,836     0.92     0.93      2,491       2,368   0.26        0.25
MDBK       Medford Bancorp Inc.                     11,953      11,358     1.19     1.26      3,238       2,885   0.34        0.30
MECH       MECH Financial Inc.                       8,603       8,533     1.61     1.62      2,526       2,513   0.47        0.47
WSTR       WesterFed Financial Corp.                 7,260       7,258     1.29     1.29      1,993       1,764   0.35        0.31
YFED       York Financial Corp.                     10,015       7,906     0.84     1.06      2,435       1,964   0.26        0.21
-----------------------------------------    -----------------------------------------------------------------------------------
           Average                                   9,803       9,164     1.21     1.28      2,789       2,550   0.37        0.34
           Median                                    8,795       8,474     1.18     1.27      2,509       2,441   0.33        0.30
           Maximum                                  15,768      15,382     2.29     2.35      5,250       5,125   0.78        0.76
           Minimum                                   6,551       5,569     0.67     0.72      1,694       1,400   0.19        0.17

           COMMUNITY SAVINGS BANKSHARES, INC.           NA          NA       NA       NA          NA         NA     NA          NA

           VARIANCE TO THE COMPARABLE MEDIAN            NA          NA       NA       NA          NA         NA     NA          NA

EXHIBIT 6

                                        WAIVED DIVIDEND CALCULATION PER OTS

                    ACTUAL         ALLOWABLE       ALLOWABLE           ACTUAL            ACTUAL
DATE              NET INCOME        PERCENT     WAIVED DIVIDENDS   DIVIDEND/SHARE   WAIVED DIVIDENDS   WAIVED EXCESS
----              ----------       ---------    ----------------   --------------   ----------------   -------------
   Dec-1994           $ 1,066            37.67%           $  402           $0.1125           $   295            $  0
   Mar-1995           $   988            37.67%           $  372           $0.1500           $   393            $ 21
   Jun-1995           $ 1,372            37.67%           $  517           $0.1500           $   393            $  0
   Sep-1995           $ 1,148            37.67%           $  432           $0.1750           $   459            $ 27
   Dec-1995           $ 1,050            37.67%           $  396           $0.1750           $   459            $ 63
   Mar-1996           $ 1,268            37.67%           $  478           $0.1750           $   459            $  0
   Jun-1996           $ 1,783            37.67%           $  672           $0.2000           $   524            $  0
   Sep-1996           $ 1,949            37.67%           $  734           $0.2000           $   524            $  0
   Dec-1996           $ 1,160            37.67%           $  437           $0.2000           $   524            $ 87
   Mar-1997           $ 1,351            37.67%           $  509           $0.2250           $   590            $ 81
   Jun-1997           $ 1,383            37.67%           $  521           $0.2250           $   590            $ 69
   Sep-1997           $ 1,549            37.67%           $  584           $0.2250           $   590            $  6
   Dec-1997           $ 1,073            37.67%           $  404           $0.2250           $   590            $186
   Mar-1998           $ 1,232            37.67%           $  464           $0.2250           $   590            $126
   Jun-1998           $ 1,279            37.67%           $  482           $0.2250           $   590            $108
   Sep-1998           $ 1,279            37.67%           $  482           $0.2250           $   590            $108
                      -------                                                                                   ----
     Total            $20,930                             $7,886                             $ 8,160            $883

September 1996 is adjusted for SAIF.
Contribution to Dilution:

Excess Waived Dividend                        $   883
Divided by Equity @ June 30, 1998             $83,078
Equals Dilution                                  1.06%
Times Minority Ownership                        48.66%
Equals Ownership Dilution                        0.52%
Remaining Diluted Minority Ownership            48.14%

                                   EXHIBIT 7
                             Ownership Computation


Aggregate Waived Dividends                    $     883,000 Use in Computation

Stockholders' Equity @ 06/30/98               $  83,078,000                        $200,000 Other assets at Holding Company

Current Ownership                    48.66%       2,483,816   16.27716518          $      0 Options included in footnote computation

MHC Ownership @ 06/30/98             51.34%       2,620,144
                                              -------------
Total at 06/30/98                                 5,103,960
                                              -------------

PCT= Stockholders' Equity @ 06/30/98-Aggregate Excess Waived)*Current Owner  times Appraised Value-Other Assets at Holding Company
     ----------------------------------------------------------------------        -----------------------------------------------
     Stockholders' Equity @ 06/30/98                                               Appraised Value of Holding Company

PCT=        48.15%    times              99.98%

PCT=        48.14%

EXHIBIT 8


                       COMMUNITY SAVINGS BANKSHARES, INC.
                 PRO-FORMA ANALYSIS SHEET - TWELVE MONTHS ENDED
                                 JUNE 30, 1998
                               INCLUDES SOP 93-6


                                       ---------------------------------------------------------------------------------
                                            Bank                Comparables            State             National
                                       ---------------------------------------------------------------------------------
                                                             Mean       Median     Mean     Median    Mean      Median
                                                             ----       ------     ----     ------    ----      ------
                                       Min      14.49
Price-Earnings Ratio P/E               Mid      16.67       17.47       17.76     26.22      24.05    20.85     17.73
------------------------               Max      18.52
                                       Smax     20.83

                                       Min      75.24%
Price-to-Book Ratio P/B                Mid      83.54%     148.75%     155.30%   173.46%    165.33%  150.25%   133.33%
-----------------------                Max      90.83%
                                       Smax     98.52%

                                       Min      75.24%
Price-to-Tangible Book Ratio P/TB      Mid      83.54%     154.38%     157.44%   183.92%    172.53%  156.31%   136.35%
---------------------------------      Max      90.83%
                                       Smax     98.52%

                                       Min      11.64%
Price-to-Assets Ratio P/A              Mid      13.56%      14.95%      15.62%    16.73%     12.08%   18.10%    16.71%
-------------------------              Max      15.46%
                                       Smax     17.59%

EXHIBIT 8



Valuation Parameters
-----------------------------------------------------------------------------------------------------
Prior Twelve Mos. Earning Base                 Y
Period Ended June 30, 1998                                                      $  5,132(1)
-----------------------------------------------------------------------------------------------------
Pre-Conversion Book Value                      B
As of June 30, 1998                                                             $ 83,078
-----------------------------------------------------------------------------------------------------
Pre-Conversion Assets                          A
As of June 30, 1998                                                             $765,488
-----------------------------------------------------------------------------------------------------
Return on Money                                R                                    3.37%(2)
-----------------------------------------------------------------------------------------------------
Conversion Expenses                                                             $  1,456
                                               X                                    1.32%(3)
-----------------------------------------------------------------------------------------------------
Proceeds Not Invested                                                           $  6,877 (4)
-----------------------------------------------------------------------------------------------------
Estimated ESOP Borrowings                                                       $  4,585
ESOP Purchases                                 E                                    8.00%(5)
Cost of ESOP Borrowings                                                         $    306 (5)
Cost of ESOP Borrowings                        S                                    0.00%(5)
Amort of ESOP Borrowings                       T                                      15 Years
-----------------------------------------------------------------------------------------------------
Amort of MRP Amount                            N                                       5 Years
Estimated MRP Amount                                                            $  2,292 (6)
MRP Purchases                                  M                                    4.00%
MRP Expense                                                                     $    458
-----------------------------------------------------------------------------------------------------
Foundation Amount                                                               $      0 (7)
Foundation Amount                              F                                    0.00% 0.00%
Foundation Opportunity Cost                                                     $      0
Tax Benefit                                    Z                                $      0 (8)
-----------------------------------------------------------------------------------------------------
Tax Rate                                      TAX                                     37.65%
-----------------------------------------------------------------------------------------------------
Percentage Sold                               PCT                                     51.86%
-----------------------------------------------------------------------------------------------------
Amount to be issued to Public                                                   $ 57,307 (9)
-----------------------------------------------------------------------------------------------------
Earnings Multiple (1 if stub period, 0 if full twelve months)                         12           0
-----------------------------------------------------------------------------------------------------

(1) Net income for the twelve months ended June 30, 1998.
(2) Net Return assumes a reinvestment rate of 5.41 percent (the 1 year Treasury at June 30, 1998), and a tax rate of 38%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4) Includes Stock from ESOP and MRP.
(5) Assumes ESOP is amortized straight line over 15 years.
(6) Assumes MRP is amortized straight line over 5 years.
(7) Not applicable.
(8) Not Applicable.
(9) The amount to be offered to public.

EXHIBIT 8

                             PRO FORMA CALCULATION


Calculation of Estimated Value (V) at Midpoint Value
3.     V=                  P/E*Y                        =              $110,500,000
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.     V=                 P/B*(B+Z)                     =              $110,500,000
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                                =              $110,500,000
            1-P/A*PCT*(1-X-E-M-F)


The appraisal was performed on a market basis and not on the above formulas.


                                           Total Shares           Price                Total
Conclusion                                    Shares            Per Share              Value
----------                                    ------            ---------              -----
Appraised Value - Midpoint                 11,050,000           $     10          $110,500,000

Range:
  - Minimum                                 9,392,500           $     10            93,925,000
  - Maximum                                12,707,500                 10           127,075,000
  - Super Maximum                          14,613,625                 10           146,136,250


                                                            PRE FOUNDATION
                                 -------------------------------------------------------------------------
                                                            Appraised Value
                                 -------------------------------------------------------------------------
Conclusion                          Minimum           Midpoint           Maximum         SuperMaximum *
                                 -------------------------------------------------------------------------
 Total Shares                       9,392,500         11,050,000         12,707,500           14,613,625
 Price per Share                  $        10       $         10       $         10         $         10
 Full Conversion Value            $93,925,000       $110,500,000       $127,075,000         $146,136,250
 Exchange Shares                    4,521,291          5,319,341          6,117,143            7,034,664
 Exchange Percent                       48.14%             48.14%             48.14%               48.14%
 Conversion Shares                  4,871,209          5,730,659          6,590,357            7,578,961
 Conversion Percent                     51.86%             51.86%             51.86%               51.86%
 Gross Proceeds                   $48,712,090       $ 57,306,590       $ 65,903,570         $ 75,789,610
 Exchange Value                   $45,212,910       $ 53,193,410       $ 61,171,430         $ 70,346,640
 Exchange Ratio                        1.8203             2.1416             2.4628               2.8322
                                 -------------------------------------------------------------------------

*  SuperMaximum is an overallotment option that is 15% above the maximum amount.

EXHIBIT 8


                                                                  PROFORMA EFFECT OF CONVERSION PROCEEDS
                                                                            AS OF JUNE 30, 1998
                                                                           (DOLLARS IN THOUSANDS)
--------------------------------------      --------------------------------------------------------------------------------------
Conversion Proceeds                           Minimum                  Midpoint                   Maximum               SuperMax
--------------------------------------      --------------------------------------------------------------------------------------
Total Shares Offered                         9,392,500                11,050,000                 12,707,500            14,613,625
Conversion Shares Offered                    4,871,209                 5,730,659                  6,590,357             7,578,961
Price Per Share                             $       10               $        10                $        10           $        10
                                            --------------------------------------------------------------------------------------
Gross Proceeds                              $   48,712               $    57,307                $    65,904           $    75,790
Plus: Value issued to Foundation       (9)           -                         -                          -                     -
                                            --------------------------------------------------------------------------------------
Pro Forma Market Capitalization                 48,712                    57,307                     65,904                75,790
                                            ======================================================================================
Gross Proceeds                                  48,712                    57,307                     65,904                75,790
Less:  Est. Conversion Expenses                  1,396                     1,456                      1,516                 1,583
Less:  Cash issued to Foundation                     -                         -                          -                     -
                                            --------------------------------------------------------------------------------------
Net Proceeds                                $   47,316               $    55,851                $    64,388           $    74,207
-----------------------------------         ======================================================================================
Estimated Income from Proceeds
-----------------------------------
Net Conversion Proceeds                     $   47,316               $    55,851                $    64,388           $    74,207
Less:  ESOP Adjustment                 (3)       3,897                     4,585                      5,272                 6,063
Less:  MRP Adjustment                  (3)       1,948                     2,292                      2,636                 3,032
                                            --------------------------------------------------------------------------------------
Net Proceeds Reinvested                     $   41,471               $    48,974                $    56,480           $    65,112
Estimated Incremental Rate of Return              3.37%                     3.37%                      3.37%                 3.37%
                                            --------------------------------------------------------------------------------------
Estimated Incremental Return                $    1,398               $     1,650                $     1,903           $     2,194
Less:  Cost of ESOP                    (4)           -                         -                          -                     -
Less:  Amortization of ESOP            (7)         162                       191                        219                   252
Less:  MRP Adjustment                  (7)         243                       286                        329                   378
                                            --------------------------------------------------------------------------------------
Pro-forma Net Income                               993                     1,173                      1,355                 1,564
Earnings Before Conversion                       5,132                     5,132                      5,132                 5,132
                                            --------------------------------------------------------------------------------------
Earnings Excluding Adjustment                    6,125                     6,305                      6,487                 6,696
Earnings Adjustment                    (6)           -                         -                          -                     -
                                            --------------------------------------------------------------------------------------
Earnings After Conversion                   $    6,125               $     6,305                $     6,487           $     6,696
                                            --------------------------------------------------------------------------------------

                                                                     EXHIBIT 8

                                                         Proforma Effect of Conversion Proceeds
                                                                  As of June 30, 1998
                                                                (Dollars in Thousands)

                                               Minimum         Midpoint         Maximum         SuperMax
                                           ------------------------------------------------------------------
------------------------------------
Pro-forma Net Worth
------------------------------------
Net Worth at June 30, 1998                       $  83,078        $  83,078       $  83,078         $  83,078
Net Conversion Proceeds                             47,316           55,851          64,388            74,207
Plus: MHC Adjustment                 (7)               200              200             200               200
Plus:  After tax Foundation Contribution                --               --              --                --
Less:  ESOP Adjustment               (1)            (3,897)          (4,585)         (5,272)           (6,063)
Less:  MRP Adjustment                (2)            (1,948)          (2,292)         (2,636)           (3,032)
                                           -------------------------------------------------------------------
Pro-forma Net Worth                              $ 124,749        $ 132,252       $ 139,758         $ 148,390
------------------------------------
Pro-forma Tangible Net Worth
------------------------------------
Pro-forma Net Worth                              $ 124,749        $ 132,252       $ 139,758         $ 148,390
Less:  Intangible                    (5)                --               --              --                --
                                           -------------------------------------------------------------------
Pro-forma Tangible Net Worth                     $ 124,749        $ 132,252       $ 139,758         $ 148,390
------------------------------------
Pro-forma Assets
------------------------------------
Total Assets at June 30, 1998                    $ 765,488        $ 765,488       $ 765,488         $ 765,488
Net Conversion Proceeds                             47,316           55,851          64,388            74,207
Plus: MHC Adjustment                 (7)               200              200             200               200
Plus:  Tax Benefit of Foundation                        --               --              --                --
Less:  ESOP Adjustment               (1)            (3,897)          (4,585)         (5,272)           (6,063)
Less:  MRP Adjustment                (2)            (1,948)          (2,292)         (2,636)           (3,032)
                                           -------------------------------------------------------------------
Pro-forma Assets Excluding Adjustment              807,159          814,662         822,168           830,800
Plus:  Adjustment                    (6)                --               --              --                --
                                           -------------------------------------------------------------------
Pro-forma Total Assets                           $ 807,159        $ 814,662       $ 822,168         $ 830,800
                                           -------------------------------------------------------------------
------------------------------------
Stockholder's Equity Per Share
------------------------------------
Net Worth at June 30, 1998                       $    8.85        $    7.52       $    6.54         $    5.68
Estimated Net Proceeds                                5.04             5.05            5.07              5.08
Plus: MHC Adjustment                                  0.02             0.02            0.02              0.01
Plus:  Foundation Contribution                          --               --              --                --
Less:  ESOP Stock                                    (0.41)           (0.41)          (0.41)            (0.41)
Less:  MRP Stock                                     (0.21)           (0.21)          (0.21)            (0.21)
                                           -------------------------------------------------------------------
Pro-forma Net Worth Per Share                        13.29            11.97           11.01             10.15
Less:  Intangible                                       --               --              --                --
                                           -------------------------------------------------------------------
Pro-forma Tangible Net Worth Per Share           $   13.29        $   11.97       $   11.01         $   10.15
                                           -------------------------------------------------------------------

EXHIBIT 8


                                                         Proforma Effect of Conversion Proceeds
                                                                  As of June 30, 1998
                                                                 (Dollars in Thousands)
                                           -------------------------------------------------------------------
                                               Minimum          Midpoint         Maximum         SuperMax
                                           -------------------------------------------------------------------
------------------------------------
Net Earnings Per Share
------------------------------------
Historical Earnings Per Share        (8)    $      0.58        $     0.49       $     0.43      $       0.37
Incremental return Per Share         (8)           0.16              0.16             0.16              0.16
ESOP Adjustment Per Share            (8)          (0.02)            (0.02)           (0.02)            (0.02)
MRP Adjustment Per Share             (8)          (0.03)            (0.03)           (0.03)            (0.03)
Normalizing Adjustment Per Share                     --                --               --                --
                                           -------------------------------------------------------------------
Proforma Earnings Per Share          (8)    $      0.69        $     0.60       $     0.54      $       0.48
------------------------------------       ===================================================================
Shares Utilized
------------------------------------
Shares Utilized                                   8,925            10,498           12,074            13,885
------------------------------------       -------------------------------------------------------------------
Pro-forma Ratios
------------------------------------
Price/EPS without Adjustment                      14.49             16.67            18.52             20.83
Price/EPS with Adjustment                         14.49             16.67            18.52             20.83
Price/Book Value per Share                        75.24%            83.54%           90.83%            98.52%
Price/Tangible Book Value                         75.24%            83.54%           90.83%            98.52%
Market Value/Assets                               11.64%            13.56%           15.46%            17.59%
                                           -------------------------------------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 15 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4) The ESOP loan is from the Holding Company and therefore, there are no costs.
(5)  Not applicable.
(6)  Not applicable.
(7) ESOP and MRP are amortized over 15 and 5 years respectively, and tax impacted at 37.65%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9)  Not applicable.

-------------------------------
Expense Calculations
-------------------------------
Total Shares Offered                          4,871         5,731        6,590          7,579
Price Per Share                            $     10      $     10     $     10       $     10
                                           --------------------------------------------------
Gross Proceeds                             $ 48,712      $ 57,307     $ 65,904       $ 75,790
Estimated Insider Purchases                    (216)         (216)        (216)          (216)
ESOP Purchases                               (3,897)       (4,585)      (5,272)        (6,063)
                                           --------------------------------------------------
Proceeds to Base Fee On                    $ 44,599      $ 52,506     $ 60,416       $ 69,511
Underwriters Percentage                        0.75%         0.75%        0.75%          0.75%
                                           --------------------------------------------------
Underwriters Fee                           $    334      $    394     $    454       $    521
Advisory Fee                                     --            --           --             --
                                           --------------------------------------------------
Total Underwriters Fee                          334           394          454            521
All Other Expenses                            1,062         1,062        1,062          1,062
                                           --------------------------------------------------
Total Expense                              $  1,396      $  1,456     $  1,516       $  1,583

-------------------------------
Shares Calculations                                                                                            Mipoint Calculation
-------------------------------                                                                                -------------------
Shares Outstanding                            9,393        11,050       12,708         14,614    BV/Share   ESOP 12/97        98,450
Less:  New ESOP Adjustment                      390           459          527            606             - 2 Qtrs Amort      13,600
Less:  Old ESOP Adjustment         (1)          154           182          209            240             x Exch Ratio        2.5196
                                                                                                                         -----------
Plus:  New SOP 93-6 ESOP Shares    (2)           26            31           35             40                           =    213,788
                                                                                                                         ===========
Plus:  Old SOP 93-6 ESOP Shares    (2)           50            58           67             77               Beg ESOP         190,388
                                           --------------------------------------------------
Shares for all EPS Calculations               8,925        10,498       12,074         13,885    EPS        Amort Yrs              7
                                           ==================================================
                                                                                                            Yearly Amort      27,198
                                                                                                          x Exch Ratio        2.5196
                                                              Post Foundation                                            -----------
                                           ----------------------------------------------------                         =     68,529
                                                              Appraised Value                                            ===========
                                           ----------------------------------------------------
Conclusion                                  Minimum      Midpoint      Maximum    SuperMaximum
                                           ----------------------------------------------------
 Shares Issued and Exchanged                 9,392,500   11,050,000   12,707,500     14,613,625
 Price per Share                           $        10  $        10  $        10    $        10
 Shares Issued to Foundation                        --           --           --             --
 Total Shares                                9,392,500   11,050,000   12,707,500     14,613,625
 Exchange Shares                             4,521,291    5,319,341    6,117,143      7,034,664
 Conversion Shares                           4,871,209    5,730,659    6,590,357      7,578,961
 Implied Exchange Ratio                         1.8203       2.1416       2.4628         2.8322
 Gross Proceeds                            $48,712,090  $57,306,590  $65,903,570    $75,789,610
 Exchange Value                            $45,212,910  $53,193,410  $61,171,430    $70,346,640
                                           ----------------------------------------------------

                                                                       EXHIBIT 8


------------------------------------
MRP Dilution
--------------------------------------------------------------------------------------------------------------
Shares Outstanding                               9,392,500       11,050,000      12,707,500        14,613,625
Less:  New ESOP Adjustment                         389,697          458,453         527,229           606,317
Less:  Old ESOP Adjustment                         154,000          182,000         209,000           240,000
Plus:  New MRP issued                (1)           194,848          229,226         263,614           303,158
Plus:  New SOP 93-6 ESOP Shares      (2)            25,980           30,564          35,149            40,421
Plus:  Old SOP 93-6 ESOP Shares                     50,000           58,000          67,000            77,000
                                     (2)
Shares for all EPS Calculations                  9,119,632       10,727,338      12,337,035        14,187,888
EPS                                                 $ 0.68     $       0.59    $       0.53      $       0.48

BV/Share                                       $     13.01     $      11.73    $      10.77      $       9.95
Voting Dilution                                       2.19%            2.18%           2.18%             2.18%
--------------------------------------------------------------------------------------------------------------
------------------------------------
Option Dilution
--------------------------------------------------------------------------------------------------------------
Shares Outstanding                               9,392,500       11,050,000      12,707,500        14,613,625
Less:  New ESOP Adjustment                         389,697          458,453         527,229           606,317
Less:  Old ESOP Adjustment                         154,000          182,000         209,000           240,000
Plus:  Options                       (1)           487,121          573,066         659,036           757,896
Plus:  New SOP 93-6 ESOP Shares      (2)            25,980           30,564          35,149            40,421
Plus:  Old SOP 93-6 ESOP Shares                     50,000           58,000          67,000            77,000
                                     (2)
Shares for all EPS Calculations                  9,411,904       11,071,177      12,732,456        14,642,625
EPS                                            $      0.65     $       0.57    $       0.51      $       0.46

BV/Share                                       $     13.12     $      11.87    $      10.95      $      10.15
Voting Dilution                                       5.46%            5.46%           5.46%             5.46%

--------------------------------------------------------------------------------------------------------------